TRANSAMERICA ADVISOR ELITESM VARIABLE ANNUITY

Issued Through

SEPARATE ACCOUNT VA X

By

TRANSAMERICA LIFE INSURANCE COMPANY

Prospectus

May 1, 2012

This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.

This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the Transamerica Advisor EliteSM Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2012. Please call us at (800) 525-6205 or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the policies, fixed account, and separate account investment choices:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	are subject to risks, including loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The subaccounts available under this policy invest in underlying funds of the Portfolio companies listed below:

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AMERICAN FUNDS INSURANCE SERIES® TRUST

FIDELITY® VARIABLE INSURANCE PRODUCTS FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

GE INVESTMENTS FUNDS, INC.

TRANSAMERICA SERIES TRUST

For a complete list of the available subaccounts, please refer to “Appendix - Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

TABLE OF CONTENTS continued

TABLE OF CONTENTS continued

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS -RETIREMENT INCOME MAXSM RIDER	163

APPENDIX

HYPOTHETICAL EXAMPLE OF THE WITHDRAWAL BASE CALCULATION - RETIREMENT INCOME MAXSM RIDER	166

APPENDIX

INCOME SELECTSM FOR LIFE RIDER - NO LONGER AVAILABLE FOR NEW SALES	168

APPENDIX

RETIREMENT INCOME CHOICESM RIDER - NO LONGER AVAILABLE FOR NEW SALES	181

APPENDIX

RETIREMENT INCOME CHOICESM WITH DOUBLE WITHDRAWAL BASE BENEFIT RIDER - NO LONGER AVAILABLE FOR NEW SALES	195

APPENDIX

RETIREMENT INCOME CHOICESM 1.4 RIDER - THIS RIDER IS NO LONGER AVAILABLE FOR NEW SALES	209

GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Administrative and Service Office — Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Cash Value — The adjusted policy value less any rider fees (imposed upon surrender).

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustments.

Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider, or the Retirement Income MaxSM Rider.

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders minus excess interest adjustments); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Separate Account — Separate Account VA X, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative and Service Office. For some transactions, the Company may accept an electronic notice such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

You (Your) — the owner of the policy.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

1.	THE ANNUITY POLICY

The flexible premium deferred variable annuity policy offered by Transamerica Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.

This policy currently offers subaccounts that are listed in the “Appendix – Portfolios Associated with the Subaccounts” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.

The fixed account offers an interest rate that the Company guarantees.

The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.

2.	PURCHASE

The initial premium payment for nonqualified policies must be at least $5,000 or more, and at least $1,000 for qualified policies, under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. You can generally add as little as $50 at any time during the accumulation phase.

3.	INVESTMENT CHOICES

You can allocate your premium payments to one of several underlying fund portfolios listed in the “Appendix – Portfolios Associated with the Subaccounts” in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.

4.	PERFORMANCE

The value of the policy will vary up or down depending upon the investment performance of the subaccounts you choose.

5.	EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued on or after the date of this prospectus. See “Appendix - Policy Variations” for information about older policies.

No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices. If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy after annuity payments have begun. A surrender charge of up to 4% of policy value will apply during the first four years after the annuity commencement date.

Full surrenders, partial surrenders, and transfers from a guaranteed period option of the fixed account may also be subject to an excess interest adjustment, which may increase or decrease the amount you receive. This adjustment may also apply to amounts applied to an annuity payment option from a guaranteed period option of the fixed account prior to the end of the guaranteed period option.

We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount’s value) that depends on the death benefit option that you select, as follows:

•	0.45% if you do not choose an optional guaranteed minimum death benefit

•	0.60% if you choose the Return of Premium Death Benefit

•	0.80% if you choose the Annual Step-Up Death Benefit

During the accumulation phase, we deduct an annual service charge of no more than $35 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable. State premium taxes currently range from 0% to 3.50%, depending on the state.

If you elect the Initial Payment Guarantee feature when you annuitize, then there is a daily fee (during the income phase) currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts.

We deduct a daily fund facilitation fee from the assets in certain investment choices at an annual rate (as a percentage of the subaccount’s value) as follows:

•	0.30% if you choose the American Funds - Asset Allocation Fund - Class 2

•	0.30% if you choose the American Funds -Bond Fund - Class 2

•	0.30% if you choose the American Funds -Growth Fund - Class 2

•	0.30% if you choose the American Funds -Growth-Income Fund - Class 2

•	0.30% if you choose the American Funds -International Fund - Class 2

•	0.20% if you choose the AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

•	0.20% if you choose the GE Investments Total Return Fund - Class 3

•	0.15% if you choose the Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

•	0.10 % if you choose the TA BlackRock Global Allocation - Service Class

•	0.20% if you choose the Fidelity VIP Contrafund® Portfolio - Initial Class*

•	0.20% if you choose the Fidelity VIP Equity-Income Portfolio - Initial Class*

•	0.20% if you choose the Fidelity VIP Growth Portfolio - Initial Class*

•	0.20% if you choose the Fidelity VIP Mid Cap Portfolio - Initial Class*

•	0.20% if you choose the Fidelity VIP Value Strategies Portfolio - Initial Class*

•	0.20% if you choose the International Portfolio*

•	0.20% if you choose the Short-Term Investment-Grade Portfolio*

•	0.20% if you choose the Total Bond Market Index Portfolio*

•	0.20% if you choose the Equity Index Portfolio*

•	0.20% if you choose the Mid-Cap Index Portfolio*

•	0.20% if you choose the REIT Index Portfolio*

*	If you purchased your policy prior to May 1, 2011, the Fund Facilitation Fee does not apply to policy value allcoated to this fund.

If you elect the Additional Death Distribution (“ADD”), then there is an annual rider fee during the accumulation phase of 0.25% of the policy value.

If you elect the Additional Death Distribution+ (“ADD+”), then there is an annual rider fee during the accumulation phase of 0.55% of the policy value.

If you elect the Living Benefits Rider, then there is an annual rider fee during the accumulation phase of 0.90% of the “principal back” total withdrawal base on each anniversary (“rider anniversary”) of the date the rider was elected.

If you elect the Retirement Income ChoiceSM 1.2 Rider, there is an annual rider fee of 1.25% (1.20% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base charged quarterly during the accumulation phase if you elect the Open Allocation option, and 0.70% to 1.55% (0.45% ro 1.40% for riders issued prior to December 12, 2011) on an annual basis if you elect the Designated Allocation option depending on what designated investment options you choose. For each additional option you elect with the rider, you will be charged a quarterly fee during the accumulation phase that is also a percentage of the withdrawal base; this fee is in addition to the rider fee for the base benefit.

If you elect the Income LinkSM Rider, there is an annual rider fee of 0.90% of the withdrawal base which is charged quarterly during the accumulation phase.

If you elect the Retirement Income MaxSM Rider, there is an annual rider fee of 1.25% (1.00% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base which is charged quarterly during the accumulation phase.

The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.

6.	ACCESS TO YOUR MONEY

You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).

You may have to pay income tax and a tax penalty on any money you take out.

If you have policy value in the fixed account, you may take out any cumulative interest credited free of excess interest adjustments.

Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.

Surrenders are not generally permitted during the income phase unless you elect the Life with Emergency CashSM annuity payment option.

Partial surrenders will reduce your policy value. Depending on its amount and timing, a partial surrender may considerably reduce or eliminate some of the benefits and guarantees provided by your Policy. You should carefully consider whether a partial surrender under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial and full surrenders (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down.

However, the Initial Payment Guarantee is available for an extra fee and it guarantees a minimum amount for each variable annuity payment.

8.	DEATH BENEFIT

If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.

Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

When you purchase a policy you may generally choose an optional guaranteed minimum death benefit:

•	Annual Step-Up Death Benefit

•	Return of Premium Death Benefit

Charges are lower if you do not choose an optional guaranteed minimum death benefit.

After the policy is issued, a guaranteed minimum death benefit cannot be added, and the death benefit cannot be changed.

The death benefit is paid first to a surviving owner, if any; it is paid only to the beneficiary if there is no surviving owner.

9.	TAXES

Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59 1/2 when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.

10.	ADDITIONAL FEATURES

This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.

These features include, but are not limited to, the following:

•	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.

•

You can elect an optional feature at the time of annuitization that guarantees your variable annuity payments will never be less than a percentage of the initial variable annuity payment. This feature is called the “Initial Payment Guarantee” (“IPG”). There is an extra charge for this feature.

•

You may elect one of two optional riders that might pay an additional amount on top of the policy death benefit, in certain circumstances. These features are called the “Additional Death Distribution” (“ADD”) and “Additional Death Distribution+” (“ADD+”). There is an extra charge for these riders.

•

Under certain medically related circumstances, you may surrender all or part of the policy value without any excess interest adjustment. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”

•	Under certain unemployment circumstances, you may surrender all or a portion of the policy value free of any excess interest adjustments. This feature is called the “Unemployment Waiver.”

•	You may generally make transfers and/or change the allocation of additional premium payments by telephone. We may restrict or eliminate this feature.

•

You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”

•

We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”

•

You may elect to purchase an optional rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed lifetime withdrawal benefit. This feature is called the “Living Benefits Rider.” If you elect this rider, we will monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts back and forth between investment choices that we designate and the variable investment choices that you have selected. Because of this, your ability to keep funds invested in certain of your investment choices is subject to the mathematical model that we use to determine when to make transfers to certain investment options as described in this prospectus. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income ChoiceSM 1.2 Rider.” If you elect the Retirement Income ChoiceSM 1.2 Rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option and meet other conditions. (See “Retirement Income ChoiceSM 1.2 - Allocation Options and Restrictions”.) You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit that uses a higher withdrawal percentage for a defined period of time and then resets to a lower percentage. This feature is called the “Income LinkSM Rider.” If you elect the Income LinkSM Rider, you must allocate 100% of your policy value to one or more “designated investment option(s).” (See “Income LinkSM Rider - Designated Investment Options”.) You may lose the benefit of this rider if you take any withdrawal that is not an Income LinkSM rider systematic withdrawal. There is an extra charge for this rider.

•

You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income MaxSM Rider.” If you elect the Retirement Income MaxSM Rider, you must allocate 100% of your policy value to one or more “designated investment option(s).” (See “Retirement Income MaxSM - Designated Investment Options”.) The designated investment options differ from the designated investment options for the other guaranteed lifetime withdrawal benefits. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

11.	OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.

No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for estate tax purposes.

Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.

There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.

Old Policies. This prospectus generally describes policies issued after the date of this prospectus. See “Appendix - Policy Variations” for information on how older policies have different features and requirements, and sometimes different fees and deductions.

Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts

(those in operation by year end December 31, 2011) are in “Appendix – Condensed Financial Information” to this prospectus and the SAI.

12.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Transamerica Life Insurance Company

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

(800) 525-6205

You may check your policy at www.transamericaannuities.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your policy. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES

The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.

The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See section “5. Expenses”.

The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment choices. State premium taxes may also be deducted. Excess interest adjustments may be made to amounts surrendered or applied to annuity payment options from cash value from the fixed account. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Policy Owner Transaction Expenses:

Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)
Base Policy	0%
Transfer Fee	$0 - $10
Special Service Fee	$0 - $25

The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Annual Service Charge	$0 - $35 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value):

Base Separate Account Expenses:
Mortality and Expense Risk Fee	0.30%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	0.45%

Optional Separate Account Expenses: (You may only elect one of the guaranteed minimum death benefits listed Below)
Double Enhanced Death Benefit - No Longer Available for New Sales	0.70%
Annual Step-Up Death Benefit	0.35%
Return of Premium Death Benefit	0.15%
Fund Facilitation Fee	0.30%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	1.10%

Optional Rider Fees: (You may only elect one of the optional riders listed below)
Additional Death Distribution (annual charge based on policy value)	0.25%
Additional Death Distribution+ (annual charge based on policy value)	0.55%

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees: (You may only elect one of the optional riders listed below)
Living Benefits Rider (annual charge, a % of Total Withdrawal Base)	0.90%
Retirement Income ChoiceSM 1.2 Rider (annual charge, a % of withdrawal base):
(for riders issued on or after December 12, 2011)
Base Benefit Open Allocation Option (Maximum)	2.00%
Base Benefit Open Allocation Option (Current)	1.25%
Base Benefit Designated Allocation Group A (Maximum)	2.30%
Base Benefit Designated Allocation Group A (Current)	1.55%
Base Benefit Designated Allocation Group B (Maximum)	1.85%
Base Benefit Designated Allocation Group B (Current)	1.10%
Base Benefit Designated Allocation Group C (Maximum)	1.45%
Base Benefit Designated Allocation Group C (Current)	0.70%
Additional Benefits available with the Retirement Income ChoiceSM 1.2 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Income EnhancementSM Benefit (Single Life Option)	0.30%
Income EnhancementSM Benefit (Joint Life Option)	0.50%
Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	3.00%

Current Total Retirement Income ChoiceSM 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	2.25%

Retirement Income ChoiceSM 1.2 Rider (annual charge, a % of withdrawal base):
(for riders issued before December 12, 2011)
Base Benefit Open Allocation Option (Maximum)	1.95%
Base Benefit Open Allocation Option (Current)	1.20%
Base Benefit Designated Allocation Group A (Maximum)	2.15%
Base Benefit Designated Allocation Group A (Current)	1.40%
Base Benefit Designated Allocation Group B (Maximum)	1.75%
Base Benefit Designated Allocation Group B (Current)	1.00%
Base Benefit Designated Allocation Group C (Maximum)	1.20%
Base Benefit Designated Allocation Group C (Current)	0.45%
Additional Benefits available with the Retirement Income ChoiceSM 1.2 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Income EnhancementSM Benefit (Single Life Option)	0.15%
Income EnhancementSM Benefit (Joint Life Option)	0.30%
Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	2.65%

Current Total Retirement Income ChoiceSM 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits and Allocation Options	1.90%

Income LinkSM Rider (annual charge a - % of withdrawal base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%

Retirement Income MaxSM Rider (annual charge a % of withdrawal base):
(for riders issued on or after December 12, 2011)
Base Benefit (Maximum)	2.00%
Base Benefit (Current)	1.25%

Retirement Income MaxSM Rider (annual charge a % of withdrawal base):
(for riders issued before December 12, 2011)
Base Benefit (Maximum)	1.75%
Base Benefit (Current)	1.00%

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees - No Longer Available for Sales

Income Select for Life - Single and Joint Life Option (annual charge, a % of Total Withdrawal Base)
Base Benefit (Single Life)	0.40%
Base Benefit (Joint Life)	0.60%
Additional Benefits available with Income Select for Life Rider
Growth Benefit (Single Life)	0.25%
Growth Benefit (Joint Life)	0.50%
Death Benefit (Single Life)	0.25%
Death Benefit (Joint Life)	0.20%
Income Enhancement Benefit (Single Life)	0.15%
Income Enhancement (Joint Life)	0.30%
Total Income Select for Life Rider (Single Life) Fees with Highest Combination of Benefits	1.05%
Total Income Select for Life Rider (Joint Life) Fees with Highest Combination of Benefits	1.60%

Retirement Income ChoiceSM Rider - Single Life Option (annual charge - a % of Withdrawal Base)
Base Benefit (Maximum)	1.35%
Base Benefit (Current)	0.60%
Additional Benefits available with the Retirement Income ChoiceSM Rider:
Death Benefit	0.25%
Income EnhancementSM Benefit	0.15%
Maximum Total Retirement Income ChoiceSM Rider Fees (Single Life) with Highest Combination of Benefits	1.75%

Current Total Retirement Income ChoiceSM Rider Fees (Single Life) with Highest Combination of Benefits	1.00%

Retirement Income ChoiceSM Rider - Joint Life Option (annual charge - a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income ChoiceSM Rider:
Death Benefit	0.20%
Income Enhancement Benefit	0.30%

Maximum Total Retirement Income ChoiceSM Rider Fees (Joint Life) with Highest Combination of Benefits	2.15%

Current Total Retirement Income ChoiceSM Rider Fees (Joint Life) with Highest Combination of Benefits	1.40%

Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider - Single Life Option (annual charge - a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider:
Death Benefit	0.25%
Income Enhancement Benefit	0.15%
Maximum Total Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	2.05%

Current Total Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	1.30%

Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider - Joint Life Option (annual charge - a % of Withdrawal Base):
Base Benefit (Maximum)	1.65%
Base Benefit (Current)	0.90%
Additional Benefits available with the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider:
Death Benefit	0.20%
Income Enhancement Benefit	0.30%
Maximum Total Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	2.15%

Current Total Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	1.40%

Retirement Income ChoiceSM 1.4 Rider (annual charge, a % of withdrawal base):
Base Benefit Designated Allocation Group A (Maximum)	2.15%
Base Benefit Designated Allocation Group A (Current)	1.40%
Base Benefit Designated Allocation Group B (Maximum)	1.75%
Base Benefit Designated Allocation Group B (Current)	1.00%
Base Benefit Designated Allocation Group C (Maximum)	1.20%
Base Benefit Designated Allocation Group C (Current)	0.45%
Additional Benefits available with the Retirement Income ChoiceSM 1.4 Rider:
Death Benefit (Single Life Option)	0.25%
Death Benefit (Joint Life Option)	0.20%
Income EnhancementSM Benefit (Single Life Option)	0.15%
Income EnhancementSM Benefit (Joint Life Option)	0.30%
Maximum Total Retirement Income ChoiceSM 1.4 Rider Fees (Joint Life) with Highest Combination of Benefits	2.65%

Current Total Retirement Income ChoiceSM 1.4 Rider Fees (Joint Life) with Highest Combination of Benefits	1.90%

The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2011 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses):

Lowest Gross	0.19%
Highest Gross	1.63%

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the highest fees and expenses of any of the portfolios for the year ended December 31, 2011, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the Highest Fund Facilitation Fee, Annual Step-Up Death Benefit, Additional Death Distribution+ Rider, and Retirement Income ChoiceSM 1.2 Rider - Joint Life with additional Death Benefit and Income EnhancementSM options. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Examples:

If the policy is surrendered at the end of the applicable time period:

1 Year	$572
3 Years	$1745
5 Years	$2957
10 Years	$6168

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy:

1 Year	$572
3 Years	$1745
5 Years	$2957
10 Years	$6168

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see “Distributor of the Policies.”

NOTES TO FEE TABLE AND EXPENSE EXAMPLES

Policy Owner Transaction Expenses:

Maximum Surrender Charge: If you select the Life with Emergency CashSM annuity payment option, you will be subject to a surrender charge after the annuity commencement date. See section “5. Expenses”.

Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer.

Special Service Fees: We may deduct a charge for special services, such as overnight delivery.

Annual Service Charge:

Annual Service Charge: The annual service charge is assessed on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.

Separate Account Annual Expenses:

Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit.

Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.

Fund Facilitation Fee: This daily fee is applied only to policy value in the subaccounts invested in the American Funds - Asset Allocation Fund - Class 2 (0.30%), American Funds - Bond Fund - Class 2 (0.30%), American Funds - Growth Fund - Class 2 (0.30%), American Funds - Growth-Income Fund - Class 2 (0.30%), American Funds -International Fund - Class 2 (0.30%), AllianceBernstein Balanced Wealth Strategy Portfolio - Class B (0.20%), GE Investments Total Return Fund - Class 3 (0.20%), the Franklin Templeton VIP Founding Funds Allocation Fund - Class 4 (0.15%), the TA BlackRock Global Allocation - Service Class (0.10%), the Fidelity - VIP Contrafund® Portfolio - Initial Class (0.20%), the Fidelity - VIP Equity-Income Portfolio - Initial Class (0.20%), the Fidelity -VIP Growth Portfolio - Initial Class (0.20%), the Fidelity - VIP Mid Cap Portfolio - Initial Class (0.20%), the Fidelity - VIP Value Strategies Portfolio - Initial Class (0.20%), the Vanguard International Portfolio (0.20%), the Vanguard Short-Term Investment-Grade Portfolio (0.20%), the Vanguard Total Bond Market Index Portfolio (0.20%), the Vanguard Equity Index Portfolio (0.20%), the Vanguard Mid-Cap Index Portfolio (0.20%), and the Vanguard REIT Index Portfolio (0.20%). See section “5. Expenses”.

Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Annual Step-Up Death Benefit fee, plus the Fund Facilitation fee, but does not include any annual optional rider fees. The Double Enhanced Death Benefit is not included in the Total since it is no longer available. The death benefits are mutually exclusive.

Optional Rider Fees:

Optional Rider Fees: In some cases, riders to the policy are available that provide optional benefits. There are additional fees (each year) for those riders.

Additional Death Distribution Rider and Additional Death Distribution+ Rider: This annual fee is a percentage of the policy value and is only deducted during the accumulation phase.

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees:

Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the policy value. After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.

Retirement Income ChoiceSM 1.2 Rider – base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.

Retirement Income ChoiceSM 1.2 Rider – Additional Benefits (Single Life and Joint Life Options): You may elect the Retirement Income ChoiceSM 1.2 Rider with one or more of the following options - Death Benefit or Income Enhancement Benefit. The charge for each of these options is a percentage of the Withdrawal Base and is in addition to the base benefit fee.

Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees with Highest Combination of Benefits: After the fifth rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. These fee totals reflect the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.

Maximum Total Retirement Income ChoiceSM 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).

Current Total Retirement Income ChoiceSM 1.2 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).

Maximum Total Income LinkSM Rider and Retirement Income MaxSM Rider Fees: After the first rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. The Withdrawal Base on the rider date is the policy value. This fee total reflects the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.

Optional Guaranteed Lifetime Withdrawal Benefit Rider Fees - No Longer Available for Sales

Income SelectSM for Life Rider – base benefit: The annual fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent Withdrawal Base adjustments. The Withdrawal Base may be referred to as “Total Withdrawal Base” in your policy statement and other documents.

Income SelectSM for Life Rider - Additional Benefits (Single Life and Joint Life Options): If you elected the Income SelectSM for Life Rider with one or more of the following options - Growth Option, Additional Death Payment Option, Joint Life Option, Income EnhancementSM Option. The charge for each of these options is a percentage of the withdrawal base and is in addition to the Income SelectSM for Life Rider base benefit fee.

Retirement Income ChoiceSM Rider, Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider and Retirement Income ChoiceSM 1.4 Rider - base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.

Retirement Income ChoiceSM Rider, Retirement Income ChoiceSM with Double Withdrawal Benefit Rider and Retirement Income ChoiceSM 1.4 Rider - Additional Benefits (Single Life and Joint Life Options): If you elected the Retirement Income ChoiceSM Rider, Retirement Income ChoiceSM with Double Withdrawal Benefit Rider and Retirement Income ChoiceSM 1.4 Rider with one or more of the following options - Death Benefit or Income EnhancementSM Benefit. The charge for each of these options is a percentage of the Withdrawal Base and is in addition to the base benefit fee.

Maximum Total Retirement Income ChoiceSM 1.4 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).

Current Total Retirement Income ChoiceSM 1.4 Rider Fees (Joint Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current), the Death Benefit (Joint Life Option), plus the Income EnhancementSM Benefit (Joint Life Option).

Total Portfolio Annual Operating Expenses:

Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisers or managers, and the Company has not and cannot independently verify the accuracy or completeness of such information. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

Expense Examples:

Expense Examples: The Example does not reflect premium tax charges or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

1.	THE ANNUITY POLICY

This prospectus describes the Transamerica Advisor EliteSM Variable Annuity policy offered by the Company. This prospectus generally describes policies issued on or after the date of this prospectus. Policies issued before that date may have different features (such as different death benefits or annuity payment options) and different charges. See “Appendix - Policy Variations” for information about older policies.

An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional investments of $50 or more until the annuity commencement date. You are not required to make any additional investments.

The policy is a “variable” annuity because the value of your investments can go up or down based on the performance of your investment choices. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your investment choices. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive during the income phase from the separate account also depends upon the investment performance of your investment choices for the income phase. However, if you annuitize under the Initial Payment Guarantee feature, then you will receive stabilized annuity payments that will never be less than a percentage of your initial variable annuity payment. There is an extra charge for this feature.

The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.	PURCHASE

Policy Issue Requirements

The Company will not issue a policy unless:

•	the Company receives in good order (See Section 11. OTHER INFORMATION -Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;

•	the Company receives in good order (at our Administrative and Service Office) a minimum initial premium payment; and

•	the annuitant, owner, and any joint owner are age 90 or younger (the limit may be lower for qualified policies).

We reserve the right to reject any application or premium payment.

Premium Payments

You should make checks for premium payments payable only to Transamerica Life Insurance Company and send them to the Administrative and Service Office. Your check must be honored in order for us to pay any associated payments and benefits due under the policy.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by our company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you let us keep it and credit it as soon as possible.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50. We will credit additional premium payments to your policy as of the business day we receive your premium and required information in good order at our Administrative and Service Office. Additional premium payments must be received before the close of a regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment.

Maximum Total Premium Payments

For issue ages 0-80, we reserve the right to reject cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. For issue ages over 80, we reserve the right to reject cumulative premium payments over

$500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate.

Allocation of Premium Payments

When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation.

If you allocate premium payments to the Dollar Cost Averaging program, you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.

You may change allocations for future additional premium payments by sending written instructions to our Administrative and Service Office, or by telephone, subject to the limitations described under “Telephone Transactions”. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.

You could lose the amount you allocate to the variable subaccounts.

The Company reserves the right to restrict or refuse any premium payment.

Policy Value

You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange generally closes at 4:00 p.m. Eastern time. Holidays are generally not business days.

3.	INVESTMENT CHOICES

The Transamerica Advisor EliteSM Variable Annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the “Appendix - Portfolios Associated with the Subaccounts”.

The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment advisor or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.

More detailed information, including an explanation of the portfolios’ fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.

Note: If you received a summary prospectus for any of the portfolios listed in “Appendix - Portfolios Associated with the Subaccounts”, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying fund portfolios offered through this product are selected by the Company, and the Company may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).

We have developed this variable annuity product in cooperation with one or more distributors, and have included certain underlying fund portfolios based on their recommendations; their selection criteria may differ from our selection criteria.

You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the Fund’s website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios [or portfolio classes], close existing portfolios [or portfolio classes], or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

The Company cannot and does not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. The Company retains the right, subject to any applicable law, to make certain changes in the separate account and its investments. The Company reserves the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in the Company’s judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.

New subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by the Company. Each additional subaccount will purchase shares in a mutual fund portfolio, or other investment vehicle. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is eliminated, the Company will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, the Company may, at its discretion, close a subaccount to new investment (either transfers or premium payments).

If you allocate premium to a subaccount that is closed to new investment, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and the premium will be returned.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, the Company also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of the Company’s general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment choice by giving us notice within 30 days before the end of the expiring guaranteed period.

Full and partial surrenders and transfers from a guaranteed period option of the fixed account are generally subject to an excess interest adjustment (except at the end of the guaranteed period). See Section 6. Access To Your Money - Excess Interest Adjustment for more information about when an excess interest adjustment applies. This adjustment will also be made to amounts that you apply to an annuity payment option. This adjustment may increase or decrease the amount of interest credited to your policy. The excess interest adjustment will not decrease the interest credited to your policy below the guaranteed minimum.

We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable nonforfeiture law at the time the policy is issued.

If you select the fixed account, your money will be placed with the Company’s other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase.

We reserve the right to refuse any premium payment or transfer to the fixed account.

Transfers

During the accumulation phase, you may make transfers to or from any investment choice within certain limitations.

Transfers out of a guaranteed period option of the fixed account are limited to the following:

•	Transfers at the end of a guaranteed period. No excess interest adjustment will apply.

•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.

•

Other than at the end of a guaranteed period, transfers of amounts from the guaranteed period option in excess of amounts equal to interest credited, are subject to an excess interest adjustment. If it is a negative adjustment, the maximum amount you can transfer in any one policy year is 25% of the amount in that guaranteed period option, less any previous transfers during the current policy year. If it is a positive adjustment, we do not limit the amount that you can transfer. (Note: This restriction may prolong the period of time it takes to transfer the full amount in the guaranteed period option of the fixed account. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. See Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any policy year may apply. We reserve the right to prohibit transfers to the fixed account.

During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.

Transfers made by telephone are subject to the limitations described below under “Telephone Transactions.”

Market Timing and Disruptive Trading

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders. (Frequent transfers are considered to be disruptive.) Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

Certain underlying fund portfolios in the Transamerica Series Trust have advised us that transfers for multiple policies which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transfered with respect to any one underlying fund portfolio. Please note that trades of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur even with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choice that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Policy owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual policy owners, and to restrict or prohibit further purchases or transfers by specific policy owners identified by an underlying fund portfolio as violating the frequent trading policies established for the portfolio.

Omnibus Orders. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment choices correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

4.	PERFORMANCE

The Company periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.

Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also reflect the premium enhancement, if any.

Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e.,

before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.

Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.

5.	EXPENSES

Note: The following section on expenses and the Annuity Policy Fee Table and Expense Examples only apply to policies issued on or after the date of this prospectus. See “Appendix – Policy Variations” for information about older policies.

There are charges and expenses associated with your policy that reduce the return on your investment in the policy.

Excess Interest Adjustment

Surrenders and transfers from the fixed account may be subject to an excess interest adjustment. This adjustment could retroactively reduce the interest credited in the fixed account to the guaranteed minimum or increase the amount credited. This adjustment may also apply to amounts applied to an annuity payment option. Please see “Appendix -Excess Interest Adjustment Examples” for an example showing the effect of a hypothetical excess interest adjustment calculation. The excess interest adjustment plays a role in calculating the total interest credited to the fixed account.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. We may also pay distribution expenses out of this charge.

During the accumulation phase:

•	The mortality and expense risk fee is at an annual rate of 0.30% if no guaranteed minimum death benefit is elected.

•	For the Return of Premium Death Benefit, the daily mortality and expense risk fee is at an annual rate of 0.45%.

•	For the Annual Step-Up Death Benefit, the daily mortality and expense risk fee is at an annual rate of 0.65%.

During the income phase, the mortality and expense risk fee is at an annual rate of 0.30%.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.

Premium Taxes

Some states assess premium taxes on the premium payments you make. We currently do not deduct for these taxes at the time you make a premium payment. However, we will deduct the total amount of premium taxes, if any, from the policy value when:

•	you begin receiving annuity payments;

•	you surrender the policy; or

•	a death benefit is paid.

State premium taxes currently range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Transfer Fee

You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer.

Administrative Charges

We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.

In addition, during the accumulation phase, an annual service charge of $35 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.

Initial Payment Guarantee

If you elect the Initial Payment Guarantee feature at the time of annuitization, there is a fee (during the income phase) currently at an annual rate of 1.25% of the daily net asset value. This fee may be higher or lower at the time you annuitize and elect the feature.

Fund Facilitation Fee

We charge a fund facilitation fee in order to make certain funds available as investment choices under the policies. We apply the fee to funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify. The fund facilitation fee, expressed as an annual rate is:

•	0.30% if you choose the American Funds - Asset Allocation Fund - Class 2

•	0.30% if you choose the American Funds - Bond Fund - Class 2

•	0.30% if you choose the American Funds - Growth Fund - Class 2

•	0.30% if you choose the American Funds - Growth-Income Fund - Class 2

•	0.30% if you choose the American Funds - International Fund - Class 2

•	0.20% if you choose the AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

•	0.20% if you choose the GE Investments Total Return Fund - Class 3

•	0.15% if you choose the Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

•	0.10 % if you choose the TA BlackRock Global Allocation - Service Class

•	0.20% if you choose the Fidelity VIP Contrafund® Portfolio - Initial Class*

•	0.20% if you choose the Fidelity VIP Equity-Income Portfolio — Initial Class*

•	0.20% if you choose the Fidelity VIP Growth Portfolio — Initial Class*

•	0.20% if you choose the Fidelity VIP Mid Cap Portfolio - Initial Class*

•	0.20% if you choose the Fidelity VIP Value Strategies Portfolio - Initial Class*

•	0.20% if you choose the International Portfolio*

•	0.20% if you choose the Short-Term Investment-Grade Portfolio*

•	0.20% if you choose the Total Bond Market Index Portfolio*

•	0.20% if you choose the Equity Index Portfolio*

•	0.20% if you choose the Mid-Cap Index Portfolio*

•	0.20% if you choose the REIT Index Portfolio*

*	If you purchased your policy prior to May 1, 2011, the Fund Facilitation Fee does not apply to policy value allcoated to this fund.

Additional Death Distribution

If you elect the Additional Death Distribution, there is an annual rider fee during the accumulation phase of 0.25% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Additional Death Distribution+

If you elect the Additional Death Distribution+, there is an annual rider fee during the accumulation phase of 0.55% of the policy value. The rider fee will be deducted on each rider anniversary and upon termination of the rider during the accumulation phase. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Living Benefits Rider

If you elect the Living Benefits Rider, there is an annual rider fee of 0.90% of the “principal back” total withdrawal base on each rider anniversary before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted even if your policy value exceeds your total withdrawal base.

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Retirement Income ChoiceSM 1.2 Rider and Additional Options Fees

If you elect the Retirement Income ChoiceSM 1.2 rider, then the rider fee, which is charged quarterly before annuitization, depends on the allocation option that you choose. If you choose the Open Allocation option, then the current fee for the base benefit (for either single or joint life) is 1.25% (1.20% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base. If you choose the Designated Investment option, then the current fee for the base benefit (for single or joint life) is 1.55%, 1.10%, and 0.70% (1.40%, 1.00% and 0.45% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base for allocating 100% of your policy value in Designated Allocation Group A, Designated Allocation Group B, or Designated Allocation Group C, respectively. If you elect a combination of designated investment options among various classes, then your fee will be based on a weighted average of your choices. If you elect options with the Retirement Income ChoiceSM 1.2 rider, then for each option you elect, you will be charged a fee that is a percentage of the withdrawal base on each rider quarter before annuitization, and is in addition to the rider fee for the base benefit. The additional fees, on an annual basis, are as follows:

Options	Single Life Option	Joint Life Option
Death Benefit	0.25%	0.20%
Income EnhancementSM Benefit
– Riders issued on or after 12/12/2011	0.30%	0.50%
– Riders issued prior to 12/12/2011	0.15%	0.30%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice. The rider fee may increase due to an automatic step-up but will not exceed the maximum rider fee percentage in the fee table.

Income LinkSM Rider Fee

If you elect the Income LinkSM rider, there is an annual rider fee which is currently 0.90% of the withdrawal base which is charged quarterly during the accumulation phase.

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Retirement Income MaxSM Rider Fees

If you elect the Retirement Income MaxSM rider, there is an annual rider fee which is currently 1.25% (1.00% for riders issued prior to December 12, 2011) on an annual basis of the withdrawal base which is charged quarterly during the accumulation phase. We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice. The rider fee may increase due to an automatic step-up but will not exceed the maximum rider fee percentage in the fee table.

Life with Emergency CashSM Surrender Charge

If you select the Life with Emergency CashSM annuity payment option, then you can surrender your policy even after annuity payments have begun. However, there is a surrender charge during the first four years after the annuity commencement date (no matter which policy or variation thereof you previously purchased). The following schedule shows the current surrender charge:

Number of Years Since Annuity Commencement Date	Surrender Charge (as a % of adjusted policy value surrendered)
0 – 1	4%
1 – 2	3%
2 – 3	2%
3 – 4	1%
more than 4	0%

We can change the surrender charge, and you will be subject to whatever surrender schedule is in effect at the time you annuitize under the Life with Emergency CashSM annuity payment option.

Note carefully the following three things about this surrender charge:

•	this surrender charge is measured from the annuity commencement date and not from the premium payment date;

•	this surrender charge is a percentage of the adjusted policy value surrendered and not a percentage of premium; and

•	under this payment option, there is no surrender charge free amount.

Portfolio Fees and Expenses

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the Annuity Policy Fee Table section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.45% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or subadviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis. Please note: Some of the underlying funds listed in the chart below may not currently be available under your policy:

Incoming Payments to the Company and/or TCI

Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%
FIDELITY® VARIABLE INSURANCE PRODUCTS FUND	0.39%
NATIONWIDE VARIABLE INSURANCE TRUST	0.25%
WANGER ADVISORS TRUST	0.00%
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
AMERICAN FUNDS INSURANCE SERIES® TRUST	0.25%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	0.50%
GE INVESTMENTS FUNDS, INC.	0.45%
VANGUARD® VARIABLE INSURANCE FUND	0.00%

NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the policyholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2011 we received $89,306,110.22 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

•

Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):

•

may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and subadvisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees.

•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.

•

may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.

For the calendar year ended December 31, 2011, TCI or its affiliates received total revenue sharing payments in the amount of $3,368,635.55 from the following Fund managers and/or subadvisers to participate in TCI’s events: AEGON USA Investment Management, Alliance Bernstein Investments, BlackRock Investment Management, LLC., Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities, Invesco AIM, Janus Capital, Jennison Associates, JPMorgan Investment Management, Logan Circle Investment Partners, Loomis, Sayles & Company, MFS Investment Management, Madison Asset Management, Morgan Stanley Investment Management, Neuberger Berman Management, Oppenheimer Funds, Pacific

Investment Management Company, Schroder Investment Management North America, Systematic Financial Management LP, Thompson, Siegel and Walmsley LLC, Vanguard, Wellington Management Company. Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see “Distribution of the Policies” in this prospectus.

6.	ACCESS TO YOUR MONEY

During the accumulation phase, you can have access to the money in your policy in the following ways:

•	by making a surrender (either a full or partial surrender); or

•	by taking systematic payouts (See “Section 10, Systematic Payout Option” for more details).

Surrenders

If you take a full surrender, you will receive your cash value.

If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment choices in proportion to the policy value.

Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See “Section 8, Death Benefit”, for more details. A partial surrender also may have a negative impact on certain other benefits and guarantees of your Contract.

Surrenders from qualified policies may be restricted or prohibited.

During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial, unless you elect a Life with Emergency CashSM payment option.

If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative and Service Office. We may defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica AEGON Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA AEGON Money Market subaccount until the portfolio is liquidated.

Any payment or transfer request which is not in good order will cause a delay. See Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policy owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.

Excess Interest Adjustment

Money that you transfer out of or surrender from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a transfer or surrender (either full or partial), if interest rates set by the Company have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value on surrender or transfer (but not below the excess interest adjustment floor described in “Appendix - Excess Interest Adjustment Examples”). However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value on surrender or transfer. Please see “Appendix - Excess Interest Adjustment Examples” to see how the excess interest adjustment is calculated and illustrative examples using hypothetical values.

Any amount surrendered in excess of the cumulative interest credited is generally subject to an excess interest adjustment. An excess interest adjustment may also be made on amounts applied to an annuity payment option.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S = Gross amount being surrendered that is subject to the excess interest adjustment.

G = Guaranteed interest rate in effect for the policy

M = Number of months remaining in the current option period, rounded up to the next higher whole number of months.

C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2% (the amount of the “adjustment” will be based on an actuarial risk based analysis considering a number of financial criteria including the prevailing interest rate environment).

*	=	multiplication

^	=	exponentiation

There will be no excess interest adjustment on any of the following:

•	surrenders of cumulative interest credited;

•	Nursing Care and Terminal Condition Withdrawal Option surrenders;

•	Unemployment Waiver surrenders;

•	transfers from a Dollar Cost Averaging fixed source;

•	surrenders to satisfy any minimum distribution requirements; and

•	Systematic Payout Option payments, which do not exceed cumulative interest credited at the time of payment.

Please note that in these circumstances you will not receive a higher cash value if interest rates have fallen nor will you receive a lower cash value if interest rates have risen.

The excess interest adjustment may vary for certain policies and may not be applicable for all policies.

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an address change;

•	Any disbursement request made on or within 15 days of an ownership change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file;

•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205 .

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. This includes many:

•	National and state banks;

•	Savings banks and savings and loan associations;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

7.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the annuity commencement date. You can change this date by giving us notice with the information we need. New annuity commencement dates less than 30 days after we receive notice of the change require prior approval. The latest maximum annuity commencement date generally cannot be after the policy month following the month in which the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy.

Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse continues the policy).

Unless you specify otherwise, the annuitant will receive the annuity payments. After the annuitant’s death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.

Annuity Payment Options

The policy provides several annuity payment options that are described below. You may choose any combination of annuity payment options. We will use your policy value to provide these annuity payments. If the policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)

In deciding on which annuity payment option to elect, you must decide if fixed or variable payments are better for you. If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease. Please note that these changes only occur annually under the Initial Payment Guarantee.

You must also decide if you want your annuity payments to be guaranteed for the annuitant’s lifetime, a period certain, or a combination thereof. Generally, payments will be lower if you combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).

A charge for premium taxes and an excess interest adjustment may be made when annuity payments begin.

The annuity payment options are explained below. Some options are fixed only and some can be fixed or variable.

Income for a Specified Period (fixed only). We will make level payments only for a fixed period. No funds will remain at the end of the period.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level payments followed by a smaller final payment.

If your policy is a qualified policy, this payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

Life Income. You may choose between:

•	No Period Certain (fixed or variable)-Payments will be made only during the annuitant’s lifetime. The last payment will be the payment immediately before the annuitant’s death.

•	10 Years Certain (fixed or variable)-Payments will be made for the longer of the annuitant’s lifetime or ten years.

•

Guaranteed Return of Policy Proceeds (fixed only)-Payments will be made for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuitized amount (i.e., the adjusted policy value).

•

Life with Emergency CashSM (fixed or variable)-Payments will be made during the annuitant’s lifetime. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit (unlike all other life annuitization options which are not surrenderable). The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the adjusted policy value surrendered (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the annuitant and is generally equal to the surrender value (i.e., the amount that would be available for surrender according to the Life with Emergency CashSM benefit schedule) without any surrender charges. For qualified policies the death benefit ceases on the date the annuitant reaches the IRS age limitation.

Joint and Survivor Annuity. You may choose:

•	No Period Certain (fixed or variable)-Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living.

•

Life with Emergency CashSM (fixed or variable)-Payments will be made during the joint lifetime of the annuitant and a joint annuitant of your selection. Payments will be made as long as either person is living. With the Life with Emergency CashSM feature, you are able to surrender all or a portion of the Life with Emergency CashSM benefit. The amount you surrender must be at least $2,500. We will provide you with a Life with Emergency CashSM benefit schedule that will assist you in estimating the amount you have available to surrender. A partial surrender will reduce all future payments pro rata. A surrender charge may apply and there may be tax consequences (consult a tax advisor before requesting a full or partial surrender). The maximum surrender charge is 4% of the adjusted policy value surrendered (see “Expenses” for the surrender charge schedule). You will be subject to whatever surrender schedule is in effect at the time you annuitize under this annuity payment option. The Life with Emergency CashSM benefit will continue through age 100 of the surviving joint annuitant.

The Life with Emergency CashSM benefit is also a death benefit that is paid upon the death of the surviving joint annuitant and is generally equal to the surrender value without any surrender charges. For qualified policies the death benefit ceases on the date the surviving joint annuitant reaches the IRS joint age limitation.

Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies.

NOTE CAREFULLY

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and

•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;

THEN:

•	we may make only one (two, three, etc.) annuity payments.

IF:

•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to a new payee, or their present value may be paid in a single sum.

However, IF:

•	you choose Life with Emergency CashSM; and

•	the annuitant dies (if both joint annuitants die) before age 101;

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee’s address of record. The person receiving payments is responsible for keeping the Company informed of his/her current address.

You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels). If you do not elect an annuity payment option, the default option will be Life with 10 Years Certain option. Please note, all optional benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization.

8.	DEATH BENEFIT

We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive a lump sum.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative and Service Office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”).

Please Note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

When We Pay A Death Benefit

We will pay a death benefit IF:

•	you are both the annuitant and sole owner of the policy; and

•	you die before the annuity commencement date.

We will pay a death benefit to you (owner) IF:

•	you are not the annuitant; and

•	the annuitant dies before the annuity commencement date.

If the only person receiving the death benefit is the surviving spouse, then he or she may elect to continue the policy as the new annuitant and owner, instead of receiving the death benefit.

When We Do Not Pay A Death Benefit

We will not pay a death benefit IF:

•	you are not the annuitant; and

•	you die prior to the annuity commencement date.

Please note the new owner (unless it is the deceased owner’s spouse) must generally surrender the policy within five years of your death.

Distribution requirements apply to the policy value upon the death of any owner. Generally, upon the owner’s death (who is not the annuitant) the entire interest must be distributed within five years. See the SAI for a more detailed discussion of the distribution requirements under the Code.

Deaths After the Annuity Commencement Date

The death benefit payable, if any, on or after the annuity commencement date depends on the annuity payment option selected.

IF:

•	you are not the annuitant; and

•	you die on or after the annuity commencement date; and

•	the entire interest in the policy has not been paid;

THEN:

•	the remaining portion of such interest in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

IF:

•	you are the owner and annuitant; and

•	you die after the annuity commencement date; and

•	the annuity payment option you selected did not or no longer has a guaranteed period;

THEN:

•	no additional payments will be made (there is no death benefit).

NOTE: If you elect the Life with Emergency CashSM and the annuitant dies before age 101, then a Life with Emergency CashSM death benefit equaling the amount available for surrender will be paid.

IF:

•	annuity payments are being made under the Life with Emergency CashSM; and

•	the annuitant dies before age 101 (or earlier, if a qualified policy);

THEN:

•	a Life with Emergency CashSM death benefit will be paid.

Succession of Ownership

If an owner dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:

•	any surviving owner;

•	primary beneficiary;

•	contingent beneficiary; or

•	owner’s estate.

Amount of Death Benefit

Death benefit provisions may differ from state to state. The death benefit may be paid as a lump sum or as annuity payments. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, you choose when you buy the policy. The “base policy” death benefit will generally be the greatest of:

•	the policy value on the date we receive the required information in good order at our Administrative and Service Office;

•

the cash value on the date we receive the required information in good order at our Administrative and Service Office (this will be more than the policy value if there is a positive excess interest adjustment);

•

and the guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less adjusted partial surrenders, from the date of death to the date the death benefit is paid. Please see “Appendix - Death Benefit” for illustrative examples regarding Death Benefit calculations.

Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Guaranteed Minimum Death Benefit

NOTE: The following generally applies, depending on the state of issue, to policies issued on or after the date of this prospectus. See “Appendix - Policy Variations” for information about older policies.

On the policy application, you may generally choose a guaranteed minimum death benefit (age limitations may apply) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.

Annual Step-Up Death Benefit

Under this option, on each policy anniversary prior to your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. This “step-up” death benefit is equal to:

•	the largest policy value on the policy date or on any policy anniversary prior to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday; plus

•	any premium payments since the date of any policy anniversary with the largest policy value; minus

•	any adjusted partial surrenders since the date of the policy anniversary with the largest policy value.

The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.35% annually.

Return of Premium Death Benefit

The Return of Premium Death Benefit is equal to:

•	total premium payments; less

•	any adjusted partial surrenders as of the date of death.

This benefit is not available if you or the annuitant is 86 or older on the policy date. There is an extra charge for this death benefit of 0.15% annually.

Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.

Double Enhanced Death Benefit - No Longer Available

The death benefit under this option is the greater of 1 or 2 below:

1.	The 6% Annually Compounding through age 80 Death Benefit, which is equal to:

•	the total premium payments; less

•	any adjusted partial surrenders;

•	accumulated at an effective annual rate of 6% from each premium payment date and each surrender date to the earlier of the annuitant’s date of death or the annuitant’s 81st birthday.

2.	The Monthly Step-Up through age 80 Death Benefit, which is equal to:

•	the largest policy value on the policy date or on any monthly anniversary before the earlier of the annuitant’s date of death or the annuitant’s 81st birthday; plus

•	any premium payments since the date of any monthly anniversary with the largest policy value; minus

•	any adjusted partial surrenders since the date of the monthly anniversary with the largest policy value.

This benefit is not available if the owner or annuitant is age 76 or older on the policy date and requires you to invest only in certain “designated investment choices”. There is an extra charge for this death benefit of 0.70% annually.

Designated Investment Choices. If you elected the Double Enhanced Death Benefit, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

American Funds - Asset Allocation Fund - Class 2

American Funds - Bond Fund - Class 2

Fidelity VIP Balanced Portfolio - Service Class 2

Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

GE Investments Total Return Fund - Class 3

TA AEGON Money Market - Service Class

TA AEGON Tactical Vanguard ETF - Conservative - Service Class

TA AEGON U.S. Government Securities - Service Class

TA AllianceBernstein Dynamic Allocation - Service Class

TA Asset Allocation - Conservative - Service Class

TA Asset Allocation - Moderate - Service Class

TA Asset Allocation - Moderate Growth - Service Class

TA Efficient Markets - Service Class

TA International Moderate Growth - Service Class

TA Multi-Managed Balanced - Service Class

TA PIMCO Total Return - Service Class

TA Vanguard ETF Index - Balanced - Service Class

TA Vanguard ETF Index - Conservative - Service Class

TA Vanguard ETF Index - Growth - Service Class

Fixed Account

Please note:

•	All policy value must be allocated to one or more designated investment choices.

•	You may transfer amounts among the designated investment choices; however, you cannot transfer any amount to any other subaccount if you elect this death benefit.

The Double Enhanced Death Benefit was not available if a guaranteed lifetime withdrawal benefit was chosen.

The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Guaranteed Minimum Death Benefit. The application and operation of the Guaranteed Minimum Death Benefit are governed by the terms and conditions of the policy form and riders.

Adjusted Partial Surrender

When you request a partial surrender, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial surrender. Under certain circumstances, the adjusted partial surrender may be more than the dollar amount of your surrender request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of surrender. It is also possible that if a death benefit is paid after you have made a partial surrender, then the total amount paid could be less than the total premium payments.

The formula used to calculate the adjusted partial surrender amount, for the guaranteed minimum death benefit offered in this prospectus, is: adjusted partial surrender = (amount gross partial surrender * value of the current death proceeds immediately prior to the gross partial surrender ) / policy value immediately prior to the gross surrender.

We have included a detailed explanation of this adjustment with examples in the “Appendix - Death Benefit.” This is referred to as “adjusted partial surrender” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial surrender.

9.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Policies in General

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

You will generally not be taxed on increases in the value of your policy until a distribution occurs (either as a surrender or as annuity payments).

Qualified and Nonqualified Policies

If you purchase the policy under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your policy is referred to as a qualified policy.

Qualified policies are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the policy. A Roth IRA also allows individuals to make contributions to the policy, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the policy on a pre-tax basis. Pursuant to new tax regulations, starting January 1, 2009 the policy is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) policies. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from an existing 403(b) policy comply with applicable tax requirements before we process your request.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the policy on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the policy.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the policy value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the policy in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements. The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions.

If you purchase the policy as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your policy is referred to as a nonqualified policy.

Surrenders-Qualified Policies Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the policy during any year;

•	the time when amounts can be paid from the policy; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified policy, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy. We have provided more information in the SAI.

We may make available under the policy certain guaranteed lifetime withdrawal and other optional benefits. The tax rules for qualified policies may limit the value of these optional benefits. For example, if you elect a guaranteed lifetime withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the policy will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional policy provisions such as the guaranteed lifetime withdrawal benefit rider itself.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

The Internal Revenue Code generally requires that interests in a qualified policy be nonforfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax advisor before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Surrenders-403(b) Policies

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required. For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies. Please note that a defaulted loan may stop the growth on a guaranteed lifetime withdrawal benefit.

Surrenders-Nonqualified Policies

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified policy before the annuity commencement date, the Internal Revenue Code treats that surrender as first coming from earnings and then from your premium payments. If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor.

When you make a surrender you are taxed on the amount of the surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior surrenders or portions thereof that were not taxable). In general, loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

If your nonqualified policy contains a guaranteed lifetime withdrawal benefit rider, certain rules may apply. It is not clear whether guaranteed lifetime withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed lifetime withdrawal payments during the settlement phase under nonqualified policies as withdrawals. Consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider or option.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments-by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments-by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

You should consult a tax advisor before electing the Initial Payment Guarantee or a feature with stabilized payments.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity policy’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the policy is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the policy to a payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The policy must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the policy to attempt to maintain favorable tax treatment.

Federal Defense of Marriage Act

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this policy by persons who do not meet the definition “spouse” under federal law—e.g., civil union partners or same-sex marriage spouses—may have adverse tax consequences. Consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity policy owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of

Premium death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the policy.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Guaranteed Lifetime Withdrawal Benefits

We may make available, as options under the policy, certain guaranteed lifetime withdrawal and other optional benefits. If your policy contains a guaranteed lifetime withdrawal benefit rider the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may limit the value of these optional benefits. In view of this uncertainty, you should consult a tax advisor before purchasing a guaranteed lifetime withdrawal benefit rider for a qualified policy.

10.	ADDITIONAL FEATURES

Systematic Payout Option

You can select at any time (during the accumulation phase) to receive regular withdrawals (i.e., partial surrenders) from your policy by using the Systematic Payout Option. Under this option, you can receive the greater of (1) or (2), divided by the number of withdrawals made per year, where: (1) up to 10% of your premium payments (reduced by prior withdrawals in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval. The amount of your payment is established when you select the option. The amount available is recalculated on each policy anniversary thereafter while the Systematic Payout Option is in effect.

Any payment in excess of the cumulative interest credited at the time of the payment may be subject to an excess interest adjustment.

Systematic withdrawals can be made monthly, quarterly, semi-annually, or annually. Each withdrawal must be at least $50. Monthly and quarterly withdrawals must generally be made by electronic funds transfer directly to your checking or savings account.

If you request an additional withdrawal while a Systematic Payout Option is in effect, then the Systematic Payout Option will terminate.

Keep in mind that partial withdrawals under the Systematic Payout Option may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax.

There is no charge for this benefit.

Initial Payment Guarantee

You may only elect to purchase the Initial Payment Guarantee which provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time you annuitize your policy. You cannot terminate this payment guarantee (or eliminate the charge for it) after you have elected it. The guarantee only applies to variable annuity payments. There is an additional charge for this guarantee.

The Initial Payment Guarantee does not establish or guarantee the performance of any subaccount.

Under the Initial Payment Guarantee, you receive annuity payments that are stabilized—that is, held level throughout each policy year—and are guaranteed to never be less than a percentage of the initial payment. The guaranteed percentage is subject to change from time to time; however once you annuitize, the guaranteed percentage will not change during the life of the Initial Payment Guarantee. Contact us for the current guaranteed percentage.

The payment amount is adjusted once each year (on the anniversary of your annuity commencement date) to reflect the investment performance of your selected investment choice(s) over the preceding year (but your payment will not be less than the guaranteed minimum).

Fee. There is a charge for the Initial Payment Guarantee, which is in addition to the base product mortality and expense risk fee and administrative charge. This fee is reflected in the amount of the annuity payments that you receive if you select the Initial Payment Guarantee. It is reflected in the calculation of the annuity unit values (i.e., your payment is “net” the initial payment guarantee fee, mortality and expense risk fee, and administrative charges).

The Initial Payment Guarantee fee is currently equal to an annual rate of 1.25% of the daily net asset value in the subaccounts. We can change the fee, and you pay whatever the fee is when you annuitize.

Other Terms and Conditions. The Initial Payment Guarantee uses a 5% assumed investment return to calculate your annuity payments. This means that the dollar amount of the annuity payments will remain level if the investment return (net of fees and expenses) exactly equals 5%. The payments will increase if actual investment performance (net of fees and expenses) exceeds the assumed investment return, and decrease if actual performance is below the assumed investment return (but not below the guaranteed level).

Termination. The Initial Payment Guarantee is irrevocable.

The Initial Payment Guarantee may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Initial Payment Guarantee. The application and operation of the Initial Payment Guarantee are governed by the terms and conditions of the policy itself.

Additional Death Distribution

The optional Additional Death Distribution rider pays an additional amount (based on earnings, if any, since the rider was issued) when a death benefit is payable during the accumulation phase under your policy, in certain circumstances. The Additional Death Distribution is only available for issue ages through age 80.

Additional Death Distribution Benefit Amount. The Additional Death Distribution is payable only if you elected the rider prior to the death triggering the payment of the policy death benefit and a death benefit is payable under the policy. The Additional Death Distribution is equal to:

•	the Additional Death Distribution factor (see below); multiplied by

•	the rider earnings, if any, on the date the death benefit is calculated.

Rider earnings equal:

•	the policy value on the date the death benefit is determined; minus

•	policy value on the rider date; minus

•	premium payments after the rider date; plus

•	surrenders after the rider date that exceed the rider earnings on the date of the surrender.

No benefit is payable under the Additional Death Distribution rider if there are no rider earnings on the date the death benefit is calculated.

If you purchase your policy as part of a 1035 exchange or add the Additional Death Distribution rider after you purchase the policy, rider earnings do not include any gains before the 1035 exchange or the date the Additional Death Distribution is added to your policy.

The Additional Death Distribution factor is currently 40% for issue ages under 71 and 25% for issue ages 71-80, based on the annuitant’s age.

No benefit is paid under the rider unless (a) the rider is in force, (b) a death benefit is payable on the policy, and (c) there are rider earnings when the death benefit is calculated.

For purposes of computing taxable gains, both the death benefit payable under the policy and the Additional Death Distribution will be considered.

Please see “Appendix – Additional Death Distribution—Additional Information” for an example which illustrates the Additional Death Distribution payable as well as the effect of a partial surrender on the Additional Death Distribution benefit amount.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving a death benefit and Additional Death Distribution, the spouse will receive a one-time policy value increase equal to the Additional Death Distribution. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider through age 80. Please note that under federal tax law, upon the death of an owner, only a “spouse” as defined under the Federal Defense of Marriage Act is permitted to continue a policy without taking required distributions. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)

Rider Fee. A rider fee, 0.25% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the Additional Death Distribution would not pay any benefit (because there are no rider earnings).

Termination. The rider will remain in effect until:

•	you cancel it by notifying our Administrative and Service Office in writing,

•	the policy is annuitized or surrendered, or

•	the Additional Death Distribution is paid or added to the policy value under a spousal continuation.

Once terminated, the Additional Death Distribution may be re-elected; however, a new rider will be issued and the additional death benefit will be re-determined. Please note that if the rider is terminated and then re-elected, it will only cover gains, if any, since it was re-elected and the terms of the new rider may be different than the terminated rider.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and IRAs. Consult a tax advisor before electing this rider for any qualified plan or IRA.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date.

The Additional Death Distribution may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Additional Death Distribution. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Additional Death Distribution+

The optional Additional Death Distribution+ rider pays an additional death benefit amount when a death benefit is payable during the accumultion phase under your policy, in certain circumstances. The Additional Death Distribution+ is only available for issue ages through age 75.

Additional Death Distribution+ Benefit Amount. An additional death benefit is only payable if a death benefit is paid on the base policy to which the rider is attached. The amount of the additional benefit is dependent on the amount of time that has passed since the rider date as follows:

•	If a death benefit is payable within the first five years after the rider date, the additional benefit amount will be equal to the sum of all rider fees paid since the rider date.

•	If a death benefit is payable after five years following the rider date, the additional benefit will be equal to the rider benefit base multiplied by the rider benefit percentage.

The rider benefit base at any time is equal to the policy value less any premiums added after the rider date.

The rider benefit percentage may vary but currently equals 30% for issue ages 0 - 70 and 20% for issue ages 71 - 75, based on the annuitant’s age.

No benefit is payable under the Additional Death Distribution+ if the policy value on the date the death benefit is paid is less than the premium payments after the rider date.

For purposes of computing taxable gains, both the death benefit payable under the policy and the additional benefit will be considered.

Please see “Appendix – Additional Death Distribution+—Additional Information” for an example that illustrates the additional death benefit payable as well as the effect of a partial surrender on the Additional Death Distribution+ benefit amount.

Spousal Continuation. If a spouse, as the new owner of the policy, elects to continue the policy instead of receiving the death benefit and Additional Death Distribution+, then the spouse will receive a one-time policy value increase equal to the Additional Death Distribution+. At this time the rider will terminate. The spouse will have the option of immediately re-electing the rider through age 75. Please note that under federal tax law, upon the death of an owner, only a “spouse” as defined under the Federal Defense of Marriage Act is permitted to continue a policy without taking required distributions. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)

Rider Fee. A rider fee, currently 0.55% of the policy value, is deducted annually on each rider anniversary prior to annuitization. We will also deduct this fee upon full surrender of the policy or other termination of the rider.

Please note: the rider fee is deducted pro rata from each investment choice. The fee is deducted even during periods when the rider would not pay any benefits.

Termination. The rider will remain in effect until:

•	you cancel it by notifying our Administrative and Service Office in writing in good order,

•	the policy is annuitized or surrendered, or

•	the additional death benefit is paid or added to the policy value under a spousal continuation.

Once terminated, the Additional Death Distribution+ may not be re-elected for one year.

The tax consequences associated with this rider are not clear. This rider may violate the requirements of certain qualified plans and IRAs. Consult a tax adviser before electing this rider for any qualified plan or IRA.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Additional Death Distribution+ may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Additional Death Distribution+. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Nursing Care and Terminal Condition Withdrawal Option

No excess interest adjustments will apply if you make a surrender ($1,000 minimum), under certain circumstances, because you or your spouse has been:

•	confined in a hospital or nursing facility for 30 days in a row after the policy issue date; or

•	diagnosed with a terminal condition after the policy issue date (usually a life expectancy of 12 months or less).

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person.

You may exercise this benefit at any time (during the accumulation phase). There is no charge for this benefit.

There is no restriction on the maximum amount you may surrender under this benefit.

This benefit may vary for certain policies, may not be available for all policies, and may not be available in all states.

Unemployment Waiver

No excess interest adjustments will apply to surrenders after you or your spouse become unemployed in certain circumstances: because you were terminated, laid off, or otherwise lost your job involuntarily. In order to qualify, you (or your spouse, whichever is applicable) must have been:

•	employed full time for at least two years prior to becoming unemployed;

•	employed full time on the policy date;

•	unemployed for at least 60 days in a row at the time of surrender;

•	must have a minimum cash value at the time of surrender of $5,000; and

•	you (or your spouse) must be receiving unemployment benefits.

You must provide written proof from your State’s Department of Labor, which verifies that you qualify for and are receiving unemployment benefits at the time of surrender.

You may select this benefit at any time (during the accumulation phase) and there is no charge for this benefit.

This benefit is also available to the annuitant or annuitant’s spouse if the owner is not a natural person. There is no charge for this benefit.

There is no restricion on the maximum amount you may surrender under this benefit.

This benefit may vary for certain policies, may not be available for all policies, and may not be available in all states.

Telephone Transactions

You may generally make certain transactions by telephone upon our receipt of the appropriate authorization.

You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. We reserve the right to revoke your telephone transaction privileges at any time without revoking all owners’ telephone transfer privileges.

Telephone requests must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. We may discontinue this option at any time.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

We cannot guarantee that telephone transactions will always be available. For example, our offices may be closed during severe circumstances or other emergencies. There may be interruptions in service beyond our control, and if the volume of calls is unusually high, we might not have anyone available, or lines available, to take your call. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability in all circumstances.

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

There are two Dollar Cost Averaging programs available under your policy:

•

Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from either the fixed account or money market (see the Dollar Cost Averaging election form).

•

Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new premium, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. See also Section 11. OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

IF:

•	we do not receive all necessary information to begin an initial Dollar Cost Averaging program within 30 days of allocating the minimum required amount to a Dollar Cost Averaging program; or

•	we do not receive the minimum required amount to begin an initial Dollar Cost Averaging program within 30 days of allocating an insufficient amount;

THEN:

•	any amount in a fixed source will be transferred to the money market investment choice; and

•	any amount in a variable source will remain in that variable investment choice; and

•	new instructions will be required to begin a Dollar Cost Averaging program.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed and the additional premium meets the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, start a new Dollar Cost Averaging program using the previous instructions.

IF:

•	we receive additional premium payments after a Dollar Cost Averaging program is completed, and the additional premium does not meet the minimum requirements to start a Dollar Cost Averaging program;

THEN:

•	we will, absent new instructions to the contrary, allocate the additional premium among the subaccounts as identified in the previous Dollar Cost Averaging program.

IF:

•	you discontinue a Dollar Cost Averaging program before its completion;

THEN:

•	we will, absent new instructions to the contrary, transfer any remaining balance directly into the subaccounts in the Dollar Cost Averaging instructions.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions.

Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment.

A Dollar Cost Averaging program can be used in conjunction with a guaranteed minimum withdrawal benefit (subject to any investment restrictions involving the source).

There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies, may not be available for all policies, and may not be available in all states. See your policy for availability of the fixed account options.

Asset Rebalancing

During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called Asset Rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue Asset Rebalancing. New instructions are required to start Asset Rebalancing. Asset Rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

Asset Rebalancing can be used in conjunction with a guaranteed minimum withdrawal benefit. Please note, any amounts rebalanced may be immediately transfered to the PAM investment choices or OA subaccounts as applicable under the Portfolio Allocation Method or OA Method.

There is no charge for this benefit.

Guaranteed Lifetime Withdrawal Benefits

You may elect one of the following optional riders under the policy that offers guaranteed lifetime withdrawal benefits - the Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider, or the Retirement Income MaxSM Rider. Important aspects of each of these riders are summarized in the “Appendix - Guaranteed Lifetime Withdrawal benefit Comparison Table” and are described in more detail below. You should consult with tax and financial professionals to determine which of these riders is appropriate for you.

The following benefits are no longer available for new sales, but if you have previously elected one of these riders you can still upgrade:

•	5 for LifeSM Rider

•	5 for LifeSM with Growth Rider

•	Income SelectSM for Life Rider

•	Retirement Income ChoiceSM Rider

•	Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider

•	Retirement Income ChoiceSM 1.4 Rider

See Appendices for additional information on each of these riders.

Living Benefits Rider

You may elect to purchase the optional Living Benefits Rider (also known as Guaranteed Principal Solution Rider) which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The Living Benefits Rider is only available during the accumulation phase. The Living Benefits Rider is only available for annuitant issue ages through age 80. The maximum issue age may be lower if required by state law.

You should view the Living Benefits Rider as a way to permit you to invest in variable investment choices while still having your policy value and liquidity protected to the extent provided by the Living Benefits Rider.

Please note:

•	Certain protections under the rider are available only if you hold the rider for ten years.

•

If you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment choices under the policy (including guaranteed period options in the fixed account) and the variable investment choices you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider. See “Portfolio Allocation Method” below.

•

Any such transfers out of a guaranteed period option may be subject to an excess interest adjustment. We intend to include among the specified investment choices fixed account options to which excess interest adjustments do not apply. (See “Portfolio Allocation Method,” below.)

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

Because the guaranteed minimum withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take the maximum advantage of the tax deferral aspect of the policy.

•	The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.

Guaranteed Minimum Accumulation Benefit of Living Benefit Rider

If you elect the Living Benefits Rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment choices you select.

Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten years after you elect the rider), your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value. After the rider date and before the guaranteed future value date, the guaranteed future value is equal to:

•	the guaranteed future value on the rider date; plus

•	a percentage of subsequent premium payments (as described below); less

•	subsequent adjusted partial withdrawals (as described below).

After the guaranteed future value date, the guaranteed future value equals zero.

Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:

Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%

Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, even withdrawals under the guaranteed minimum withdrawal benefits, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:

•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or

•	the gross partial withdrawal amount.

(The gross partial withdrawal amount is the amount you request, plus any excess interest adjustment that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.

See the “Appendix—Living Benefits Rider Adjusted Partial Withdrawals” to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.

Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will add an amount equal to the difference to your policy value (the policy value will then be subject to investment risk). This addition will not increase your “principal back” or “for life” total withdrawal bases. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.

Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If, on the guaranteed future value date, your policy value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000 – $90,000) to your policy value.

Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.

Guaranteed Minimum Withdrawal Benefit of Living Benefit Rider

If you elect the Living Benefits Rider, we will provide a maximum annual withdrawal amount (first as withdrawals from your policy value or, if necessary, as payments from us) regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment choices you select.

Withdrawal Guarantees. We account for the withdrawals you take under the rider by applying two different withdrawal guarantees:

•	“principal back,” for withdrawals of up to 7% of your total withdrawal base.

•	“for life,” for withdrawals of up to 5% of your total withdrawal base.

When you make a withdrawal, you do not need to specify it as being under either withdrawal guarantee. Any withdrawals that you take while the rider is in effect could have different impacts under each of the withdrawal guarantees - on your maximum annual withdrawal amount, on your total withdrawal base, and on your minimum remaining withdrawal amount. For example, withdrawals that are compliant with the “principal back” maximum withdrawal amount could result in excess withdrawals under the “for life” withdrawal guarantee and, consequently, would reduce the maximum annual withdrawal amount, the total withdrawal base, and the minimum remaining withdrawal amount under the “for life” withdrawal guarantee. (See “Adjusted Partial Withdrawals” below.)

Example: Assume you make a single premium payment of $100,000 and you have not made any withdrawals or additional premium payments. If you withdraw $6,000, that would be an excess withdrawal of $1,000 ($6,000 - $5,000) under the for life guarantee but not under the principal back guarantee.

Your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix - Living

Benefits Rider Adjusted Partial Withdrawals,” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.

Please note:

•	Any amount withdrawn in a rider year (including any excess interest adjustment) in excess of the maximum withdrawal amount is an excess withdrawal.

•

The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee on a greater than dollar-for-dollar basis. (See “Maximum Annual Withdrawal Benefit,” “Total Withdrawal Base,” and “Minimum Remaining Withdrawal Amount,” below.)

Withdrawals under the guaranteed minimum withdrawal benefit also:

•	reduce your policy value;

•	reduce the guaranteed future value;

•	reduce your death benefit and other benefits;

•	may be subject to excess interest adjustments;

•	may be subject to income taxes and federal tax penalties (See “Section 9. Taxes”).

Maximum Annual Withdrawal Amount. Under this benefit:

•	you can withdraw up to 7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero.

Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately thereafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).

•

or, you can withdraw up to 5% of your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death, unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see “Adjusted Partial Withdrawals,” below). A penalty tax may be assessed on amounts surrendered from the policy before the annuitant reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $5,000 (5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).

You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount (which can not exceed the maximum annual withdrawal amount at that time) and frequency (annually, quarterly or monthly) of future withdrawals. Once selected, the amount and frequency of future withdrawals cannot be changed.

Please note:

•	Withdrawals under the 5% “for life” guarantee cannot begin until after the rider anniversary following the annuitant’s 59th birthday.

•	Any withdrawal before the rider anniversary following the annuitant’s 59th birthday will reduce the benefits under the 5% “for life” guarantee.

•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•

If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% excise tax. Further, some qualified policies have withdrawal restrictions that may (with limited exceptions) prevent you from taking withdrawals before age 59 1/2. You should consult a tax advisor before purchasing this rider with a qualified policy.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to:

•	the total withdrawal base on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Please note: We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value. After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	subsequent adjusted partial withdrawals (as described below).

We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees. It is important to calculate separate minimum remaining withdrawal amounts because they can provide different payment amounts not only upon reaching exhaustion but also in certain situations involving continuation after the annuitant’s death.

Adjusted Partial Withdrawals. Each rider year, for each withdrawal guarantee (i.e., “principal back” and “for life”), gross partial withdrawals (the amount that you request be withdrawn, plus any excess interest adjustment that may be applicable) up to the maximum annual withdrawal amount for that withdrawal guarantee, will reduce the minimum remaining withdrawal amount for that withdrawal guarantee on a dollar-for-dollar basis, but will not reduce the total withdrawal base for that withdrawal guarantee. For each withdrawal guarantee, gross partial withdrawals in excess of the maximum annual withdrawal amount for that withdrawal guarantee will reduce the total withdrawal base and minimum remaining withdrawal amount for that withdrawal guarantee by a pro rata amount (possibly to zero). See “Appendix - Living Benefits Rider Adjusted Partial Withdrawals,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.

Please note: Gross partial withdrawals that are compliant with the “principal back” withdrawal guarantee (i.e., withdrawals of the “principal back” maximum annual withdrawal amount) and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be on a greater than dollar-for-dollar basis if the policy value is less than the applicable base.

Rider Fee. A rider fee, 0.90% of the “principal back” total withdrawal base on each rider anniversary, is charged annually before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment choice in proportion to the amount of policy value in each investment choice. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).

We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.

Please note: Because the rider fee is a percentage of your “principal back” total withdrawal base on each rider anniversary, the fee can be substantially more than 0.90% of your policy value if that total withdrawal base is higher than your policy value.

Portfolio Allocation Method

If you elect the Living Benefits Rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the Living Benefits Rider. Using PAM, we will monitor your policy value and may transfer amounts back and forth between the PAM TA AEGON U.S. Government Securities—Service Class subaccount (which invests in the Transamerica AEGON U.S. Government Securities VP—Service Class portfolio of the Transamerica Series Trust) or certain guaranteed period options of the fixed account (each a “PAM investment choice” and collectively, the “PAM investment choices”) and the variable investment choices you choose. You should read the underlying fund prospectus for the variable PAM investment choice(s) carefully before you elect the Living Benefits Rider. We will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem necessary to support the guarantees under the rider. We will transfer amounts to the PAM investment choices proportionally from all your variable investment choices. Currently, PAM transfers are being made to the PAM TA AEGON U.S. Government Securities—Service Class subaccount. We will not transfer amounts to the PAM investment choices if your policy value is greater than guarantees under the rider.

PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment choices to the PAM investment choices to the extent we deem necessary to help manage portfolio risk and support the guarantees under the

Living Benefits Rider. You should not view the Living Benefits Rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment choices to the PAM investment choices, less of your policy value may be available to participate in any future positive investment performance of your variable investment choices. This may potentially provide a lower policy value than if you did not select the Living Benefits Rider.

Under PAM, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the PAM subaccounts.

Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the PAM subaccounts
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the PAM subaccounts

The amount of the transfer will vary depending on the magnitude and direction of the change in these factors. We may transfer some or all of your policy value to or from the PAM investment choices.

Transactions you make also affect the number of PAM transfers including:

•	additional premium payments; and

•	excess withdrawals.

These transactions will change the policy value relative to the guarantees under the rider and may result in additional PAM transfers.

You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment choices. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment choice are at our discretionand may be subject to an excess interest adjustment if the transfer occurs before the end of a guarantee period. Any transfer to your variable investment choices will be allocated into your variable investment choices in proportion to the amount of policy value in each variable investment choice.

Generally, transfers to the PAM investment choices first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment choices when the policy value drops by a cumulative amount of less than 3% in relation to the guarantees. If the policy value continues to fall, more transfers to the PAM investment choices will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment choice(s) we deem appropriate. The policy value allocated to the PAM investment choices will remain there unless the performance of your chosen investment choices recovers sufficiently to enable us to transfer amounts back to your investment choices while maintaining the guarantees under the Living Benefits Rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.

The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the PAM subaccounts, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the PAM subaccounts. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.

Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.

The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next. The formula is:

Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e = Base of the Natural Logarithm

NormDist = Cumulative Standard Normal Distribution

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln = Natural Logarithm Function

G = Guarantee Ratio

R = Rate

F = Fees

V = Volatility

T = Time

See “Appendix—PAM Method Transfers” for more detail regarding the workings of the mathematical model.

Upgrades

Prior to the annuitant’s 86th birthday and after the third rider anniversary, you can upgrade the total withdrawal base and guaranteed future value to the policy value by providing us the required notice. The minimum remaining withdrawal amounts will also be upgraded to the policy value and the maximum annual withdrawal amounts will be recalculated.

If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.

Annuitization

If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your 5% “for life” maximum annual withdrawal amount.

Termination

The Living Benefits Rider will terminate upon the earliest of the following:

•	the date we receive written notice from you in good order requesting termination of the Living Benefits Rider (you may not terminate the rider before the third rider anniversary);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your 5% “for life” maximum annual withdrawal amount);

•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.

The Living Benefits Rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Living Benefits Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Retirement Income ChoiceSM 1.2 Rider

You may elect to purchase the optional Retirement Income ChoiceSM 1.2 Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value according to either the Designated Allocation Option or Open Allocation option. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM 1.2 rider for a qualified policy. If you elect the Retirement Income ChoiceSM 1.2 rider you cannot elect another GLWB.

Retirement Income ChoiceSM 1.2 – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated according to the Designated Allocation option or the Open Allocation option. You should consult with your registered representative to assist you in determining whether the investment restrictions attributable to each option are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis and may eliminate the benefit.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income ChoiceSM 1.2 rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges or excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments” below.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

If your policy value reaches zero by other than an excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero by other than an excess withdrawal, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated according to either the Designated Allocation option or the Open Allocation option. (See “Allocation Options and Restrictions.”)

For riders issued on or after December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-79	5.0%	4.5%
≥ 80	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

For riders issued before December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-74	5.0%	4.5%
≥ 75	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see “Growth” below);

•	The policy value on any monthiversarySM , including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05) .

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up, and if no automatic step-up occurs then there will be no withdrawal percentage increase.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is magnified if the policy value is less than the withdrawal base. See the “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrender - Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical excess withdrawals in more detail.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.05 5). You could receive up to $6,381 which is the applicable withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.

See the “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail.

For riders issued on or after December 12, 2011.

Allocation Options and Restrictions. If you elect this rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option. Transfers will be permitted between the Designated Allocation option and the Open Allocation option at any time.

Designated Allocation Option. Under the Designated Allocation option, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA Asset Allocation – Moderate Growth – Service Class

TA International Moderate Growth – Service Class

TA Janus Balanced – Service Class

TA Legg Mason Dynamic Allocation – Growth – Service Class

TA Vanguard ETF Index – Growth – Service Class

Designated Allocation Group B

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA Asset Allocation – Moderate – Service Class

TA BlackRock Tactical Allocation – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

TA Vanguard ETF Index – Balanced – Service Class

Designated Allocation Group C

American Funds – Bond Fund – Class 2

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON Money Market – Service Class

TA AEGON U.S. Government Securities – Service Class

TA AllianceBernstein Dynamic Allocation – Service Class

TA Asset Allocation – Conservative – Service Class

TA JPMorgan Core Bond – Service Class

TA JPMorgan Tactical Allocation – Service Class

TA PIMCO Total Return – Service Class

TA PIMCO Real Return TIPS – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

For riders issued before December 12, 2011.

Allocation Options and Restrictions. If you elect this rider, you must allocate 100% of your policy value according to either the Designated Allocation option or the Open Allocation option. Transfers will be permitted between the Designated Allocation option and the Open Allocation option at any time.

Designated Allocation Option. Under the Designated Allocation option, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

American Funds – Asset Allocation Fund – Class 2

Fidelity VIP Balanced Portfolio – Service Class 2

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

GE Investments Total Return Fund – Class 3

TA AEGON Tactical Vanguard ETF – Growth – Service Class

TA Asset Allocation – Moderate Growth – Service Class

TA Efficient Markets – Service Class

TA International Moderate Growth – Service Class

TA Janus Balanced – Service Class

TA Legg Mason Dynamic Allocation – Growth – Service Class

TA Multi-Managed Balanced – Service Class

TA Vanguard ETF Index – Growth – Service Class

Designated Allocation Group B

TA AEGON Tactical Vanguard ETF – Balanced – Service Class

TA Asset Allocation – Moderate – Service Class

TA BlackRock Global Allocation – Service Class

TA BlackRock Tactical Allocation – Service Class

TA Legg Mason Dynamic Allocation – Balanced – Service Class

TA Vanguard ETF Index – Balanced – Service Class

Designated Allocation Group C

American Funds – Bond Fund – Class 2

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

TA AEGON Money Market – Service Class

TA AEGON U.S. Government Securities – Service Class

TA AllianceBernstein Dynamic Allocation – Service Class

TA Asset Allocation – Conservative – Service Class

TA JPMorgan Core Bond – Service Class

TA JPMorgan Tactical Allocation – Service Class

TA PIMCO Total Return – Service Class

TA PIMCO Real Return TIPS – Service Class

TA Vanguard ETF Index – Conservative – Service Class

Fixed Account

Transfers between the designated investment options in the Designated Allocation option are allowed as permitted under the policy; however, transfers as provided for in the policy from a designated investment option to a non-designated investment option are not permitted unless you change your allocation option to the Open Allocation option. If you transfer from one Designated Allocation option to another, you will be subject to the charge for the new Designated Allocation group then offered to new rider owners.

Open Allocation Option. Under the Open Allocation option, you may allocate to any investment options available under the policy.

If you elect the Open Allocation option, the OA Method will automatically be in effect. The OA Method uses a mathematical model which is designed to help the Company manage portfolio risk and support the guarantees under the rider. Under the OA Method, the mathematical model monitors your policy value and guarantees under the rider and transfers amounts back and forth between the OA TA ProFund UltraBear subaccount or certain other subaccounts (e.g., TA AEGON Money Market subaccount, TA AEGON US Government Securities subaccount) we choose (each an “OA subaccount” and collectively, the “OA subaccounts”) and the variable investment options you choose to the extent necessary to support the benefit guarantees. You will still have complete discretion over the selection of, and allocation to, the variable investment options for any portion of your policy value that the OA Method does not allocate to the OA subaccounts. You should read the underlying fund prospectus for the variable OA subaccounts carefully before you elect the Open Allocation option.

Transfers to the OA subaccounts according to the mathematical model will be proportionally from all your variable investment options. This mathematical model will not change once you purchase the rider, but we may use a different model for riders issued in the future.

The OA Method is designed to help manage the Company’s portfolio risk associated with negative performance and support the guarantees under the rider. You should not view the rider nor the OA Method as a “market timing” or other type of investment program designed to enhance your policy value. If you choose the Open Allocation option, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the OA subaccounts, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the Open Allocation option.

Under the OA Method, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the OA subaccounts.

Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the OA subaccounts
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the OA subaccounts

The amount of the transfer will vary depending on the magnitude and direction of the change in these factors.

Transactions you make also affect the number of OA transfers including:

•	additional premium payments; and

•	excess withdrawals.

These transactions will change the policy value relative to the guarantees under the rider and may result in additional OA transfers.

You may not allocate premium payments to, nor transfer policy value into or out of, the OA subaccounts. OA Method transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Any transfer to your variable investment options will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option.

Generally, transfers to the OA subaccounts first occur when the policy value drops by a cumulative amount of 2% to 5% over any period of time, although the mathematical model may make transfers to the OA subaccounts when the policy value drops by a cumulative amount of less than 3% in relation to the guarantees. The mathematical model will not transfer more than 20% of the policy value to the OA subaccounts. If the policy value continues to fall, no more transfers to the OA subaccounts will occur. However, up to 30% of the policy value could be in the OA subaccounts due to negative performance of the investment options. If negative investment performance causes the percentage of the policy value in the OA subaccounts to exceed 30% then the mathematical model will transfer the excess policy value back into your investment options. The policy value allocated to the OA subaccounts will remain there unless your policy value recovers sufficiently to enable us to transfer amounts back to your investment options while maintaining the guarantees under the rider. This generally occurs when the policy value increases by 2.5% to 10% in relation to the guarantees under the rider, although the mathematical model may require a larger increase before transferring amounts back to your investment options.

The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the OA subaccounts, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the OA subaccounts. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.

Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.

The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next. The formula is:

Percent of Policy Value required in OA Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e = Base of the Natural Logarithm

NormDist = Cumulative Standard Normal Distribution

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the OA Subaccount, we must first calculate d1:

d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln = Natural Logarithm Function

G = Guarantee Ratio

R = Rate

F = Fees

V = Volatility

T = Time

See “Appendix—OA Method Transfers” for more detail regarding the workings of the mathematical model.

Please Note: The OA TA ProFunds UltraBear subaccount invests in the Transamerica ProFunds UltraBear VP portfolio which is designed to seek daily investment results, before fees and expenses that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index. Please read the prospectus for the Transamerica ProFunds UltraBear VP portfolio to understand how its investment objective may affect your policy value if OA Method transfers occur to the OA TA ProFunds UltraBear subaccount.

You cannot allocate premium payments or transfers to the OA subaccounts.

Please note:

•	If you no longer want to be subject to an allocation option, you will be required to terminate the rider. If you terminate the rider you will lose all of its benefits.

•

We can change a designated allocation group or eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage (which may be higher or lower than your current rider fee percentage) and its own terms and benefits (which may not be as advantageous as the current rider); and any options you elect to change or add. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant (or the annuitant’s spouse if younger and the joint option is elected) is 86 or older.

Retirement Income ChoiceSM 1.2 – Additional Options

You may elect the following options with this rider (the options are not mutually exclusive):

•	Death Benefit;

•	Joint Life; and

•	Income EnhancementSM.

There is an additional fee if you elect the Death Benefit and/or the Income EnhancementSM Benefit option(s) under the rider. If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elect the Joint Life option in combination with the Death Benefit and/or the Income EnhancementSM Benefit option(s), then the fee for each of those additional options will be different than under the Single Life option. See “Retirement Income ChoiceSM 1.2 Rider and Additional Option Fees”.

1. Death Benefit. If you elect this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value . After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM 1.2 Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value. Please note that under federal tax law, upon the death of an owner, only a “spouse,” as defined under the Federal Defense of Marriage Act is permitted to continue a policy without taking required distributions. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)

•

The additional death benefit adjustment differs from the adjusted partial surrender amount for the Guaranteed Minimum Death Benefits described in Section 8. DEATH BENEFIT - Guaranteed Minimum Death Benefits. Accordingly, withdrawals may effect the additional death benefit differently than the Guaranteed Minimum Death Benefits.

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Benefit. If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

3. Income EnhancementSM Option. If you elect this rider, you can also elect to have your withdrawal percentage double if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, due to a medical necessity in a hospital or nursing facility due to physical or cognitive ailments. Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”) and confinement must meet the elimination period of 180 days within the last 365 days. The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income EnhancementSM Option if the qualifying person or persons is/are already admitted to a hospital or already reside in a nursing facility.

•	Confinement must be prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	The hospital and/or nursing facility must meet the criteria listed below to qualify for the benefit.

•	You cannot elect the Income EnhancementSM Option if you are confined in an assisted living facility or a residential care facility.

A Qualifying Hospital must meet the following criteria:

•	It is operated pursuant to the laws of the jurisdiction in which it is located;

•	It is operated primarily for the care and treatment of sick and injured persons on an inpatient basis;

•	It provides 24-hour nursing service by or under the supervision of registered graduate professional nurses;

•	It is supervised by a staff of one or more licensed physicians; and

•	It has medical, surgical and diagnostic facilities or access to such facilities.

A Qualifying Nursing Facility must meet the following criteria:

•	It is operated pursuant to the laws and regulations of the state in which it is located as a nursing facility or Alzheimer’s disease facility;

•	It provides care performed or supervised by a registered graduate nurse;

•	It provides room and board accommodations; and

•	Will provide 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis.

•	It has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician; and

•	It maintains a clinical record of each patient.

A Qualifying Nursing Facility does not include:

•	Assisted living facilities or residential care facilities;

•	A place primarily for treatment of mental or nervous disorders, drug addiction or alcoholism;

•	A home for the aged, a rest home, community living center or a place that provides domestic, resident, retirement or educational care;

•	Personal care homes, personal care boarding homes, residential or domiciliary care homes;

•	A rehabilitation hospital or basic care facilities;

•	Adult foster care facilities, congregate care facilities, family and group living assisted living facilities; or

•	Other facilities similar to those described above.

We will require confirmation of confinement in a qualifying hospital or a qualifying nursing facility while benefit payouts are being received. Confirmation of that confinement will be attained and approved by completing our “Income EnhancementSM Election and Proof of Confinement Questionnaire” form. This form requires additional proof of confinement which may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us which may include information from third party or company interviews and/or visits of the facility. If it is determined that the qualifying individual was not confined in an eligible facility as defined above and has received payments under the Income EnhancementSM Option, those payments could be considered an excess withdrawal and have a negative effect on the rider values. If confinement ceases, you may re-qualify by satisfying another 180-day elimination period requirement.

Retirement Income ChoiceSM 1.2 Fees

Retirement Income ChoiceSM 1.2 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, transfers between designated investment groups, or changes to other allocation options during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the base rider fee is the applicable “rider fee percentage” (see the Fee Table) times the withdrawal base.

The Open Allocation option base quarterly fee is calculated by multiplying (A) by (B) by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

The Designated Allocation option base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:

(A)	is the withdrawal base;

(B)	is the sum of each designated investment group’s rider fee percentage multiplied by the applicable designated investment group’s value;

(C)	is the total policy value; and

(D)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the base rider fee:

•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•

Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.

Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different designated allocation groups or different allocation options on other than the first business day of a rider quarter, a “rider fee adjustment” will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee. The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will also be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. As with the rider fee adjustments calculated for transfers, the rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Additional Option Fees. If you elect options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit (see the Fee Table). Each additional fee is charged quarterly before annuitization and is a percentage of the withdrawal base on each rider anniversary.

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income ChoiceSM 1.2 Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM 1.2 rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM 1.2 rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income ChoiceSM 1.2 rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income ChoiceSM 1.2 rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Income LinkSM Rider

You may elect to purchase the optional Income LinkSM rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit that uses a higher withdrawal percentage for a defined period of time and then resets to a lower percentage (see the “Withdrawal Options and Percentages” section); and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment choices which are designed to help manage the Company’s risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Income LinkSM rider for a qualified policy. The date this rider is added to your policy is the “rider date.” You choose the date of the first Income LinkSM rider systematic withdrawal, which is the Income LinkSM rider start date. If you elect the Income LinkSM rider you cannot elect another GLWB.

Income LinkSM Rider – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each Income LinkSM rider withdrawal year (first as systematic withdrawals from your policy value and, if necessary, as systematic payments from us), beginning on the Income LinkSM rider start date and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of any withdrawal that is not an Income LinkSM rider systematic withdrawal; see Withdrawal Base Adjustments below). The first Income LinkSM rider withdrawal year begins on the Income LinkSM rider start date and each successive Income LinkSM rider withdrawal year begins thereafter on each anniversary of that date.

Income LinkSM Rider – Systematic Withdrawals. In order to begin receiving Income LinkSM rider systematic withdrawals, you must elect the withdrawal option and frequency (monthly, quarterly, semi-annually or annually) through which you will receive the Income LinkSM rider systematic withdrawals (for qualified policies you will also have to elect whether or not to receive your minimum required distribution amount as calculated herein).

Any change to the frequency of your Income LinkSM rider systematic withdrawals will take effect at the beginning of the next Income LinkSM rider withdrawal year. Any other withdrawal, regardless of amount or timing, is a non-Income LinkSM rider systematic withdrawal. See “Withdrawal Base Adjustments”.

Of course, you can always withdraw any amount up to your cash value pursuant to your rights under the policy at your discretion however, withdrawals other than Income LinkSM rider systematic withdrawals (and certain minimum required distributions) will reduce the withdrawal base. See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Income LinkSM Rider” for an example showing the effect of a hypothetical withdrawal in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for Income LinkSM rider systematic withdrawals from your policy value each Income LinkSM rider withdrawal year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount or on a non-systematic basis, because such withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•	Depending on which withdrawal option you elect, your withdrawal percentage will decrease after second, third, fourth, fifth, sixth or seventh withdrawal year.

•

The longer you wait to start taking Income LinkSM rider systematic withdrawals under the rider, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular Income LinkSM rider systematic withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.

•

Any withdrawal that is not an Income LinkSM rider systematic withdrawal (or certain minimum required distributions) will decrease the withdrawal base; the impact may be on a greater than dollar-for-dollar basis.

•

During any Income LinkSM rider withdrawal year, if there is a withdrawal base adjustment, the remaining rider withdrawal amount and the Income LinkSM rider systematic withdrawal amount will increase or decrease by the same percentage as the withdrawal base.

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Income LinkSM rider terminates and all benefits thereunder cease.

•

The only way to receive withdrawals (either Income LinkSM rider systematic withdrawals or minimum required distributions) without causing an adjustment to the withdrawal base is to use the Income LinkSM rider systematic withdrawal programs.

Like all withdrawals, Income LinkSM rider systematic withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce the amount you can withdraw “adjustment free” as a minimum required distribution;

•	reduce your base policy death benefit and other benefits;

•	may be subject to excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount systematically each Income LinkSM rider withdrawal year from your policy value without causing an adjustment. See “Withdrawal Base Adjustments” below. You must use a systematic withdrawal program to withdraw your rider withdrawal amount. Such withdrawals are Income LinkSM rider systematic withdrawals. Any withdrawal other than an Income LinkSM rider systematic withdrawal is considered a non-Income LinkSM rider systematic withdrawal and will result in a withdrawal base adjustment (except for certain minimum required distributions, see “Minimum Required Distribution”).

The annual rider withdrawal amount is zero until Income LinkSM rider start date. On the Income LinkSM rider start date and at the beginning of each Income LinkSM rider withdrawal year thereafter, the annual rider withdrawal amount is equal to the applicable withdrawal percentage (based on the withdrawal option you elect) multiplied by the withdrawal base. During any Income LinkSM rider withdrawal year, the rider withdrawal amount and Income LinkSM rider systematic withdrawal amount may be adjusted up or down as described in the Withdrawal Base Adjustment section.

Minimum Required Distribution: Prior to the Income LinkSM rider start date, the systematic withdrawal of the minimum required distribution amount (determined as set forth below) will not cause an adjustment. After the Income LinkSM rider start date, the withdrawal of the minimum required distribution amount (determined as set forth below) will not cause an adjustment to the withdrawal base; however, it must be withdrawn pursuant to an Income LinkSM rider systematic withdrawal program whereby you will receive your Income LinkSM rider systematic withdrawals and any remaining minimum required distribution amount as calculated herein distributed at the end of the applicable calendar year (not at the end of the applicable rider year).

If the plan participant (generally the annuitant) is at least 70 1/2 years old, you can withdraw via a systematic withdrawal option, an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years). Minimum required distribution amounts calculated as set forth above and taken via a systematic withdrawal option will not cause an adjustment under this provision of the rider. Any withdrawal during a calendar year will reduce the withdrawal base adjustment free minimum required distribution amount for that year.

Please note: If you want to change the mode of the systematic withdrawal through which you are receiving your “adjustment free” minimum required distribution, your change will not take effect until the next anniversary of your systematic withdrawal program. Likewise, if you stop a systematic withdrawal program you cannot restart a new systematic program until the date that would have been the anniversary of the systematic withdrawal program you stopped. (For example, if you started a monthly systematic withdrawal program to receive your “adjustment free” minimum required distribution amount on August 19, 2010, and stopped it on December 21, 2010, you could not restart a new systematic withdrawal program until August 19, 2011.)

If your policy value reaches zero by other than an excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero by other than an excess withdrawal, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•	The rider withdrawal amount will be zero until the Income LinkSM rider start date, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during an Income LinkSM rider withdrawal year for withdrawal in a future Income LinkSM rider withdrawal year. This means that if you do not take the entire rider withdrawal amount during an Income LinkSM rider withdrawal year, you cannot take more than the rider withdrawal amount in the next Income LinkSM rider withdrawal year and maintain the rider’s guarantees.

•	Non-Income LinkSM rider systematic withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds. (See “Designated Investment Options.”)

Withdrawal Options and Percentages. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the withdrawal option you select. The withdrawal percentages, categorized by withdrawal option, are as follows:

Withdrawal Option— number years at increased rate	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
7 years	5% for 7 years and 4% thereafter	4.5% for 7 years and 3.5% thereafter
6 years	6% for 6 years and 4% thereafter	5.5% for 6 years and 3.5% thereafter
5 years	7% for 5 years and 4% thereafter	6.5% for 5 years and 3.5% thereafter
4 years	8% for 4 years and 4% thereafter	7.5% for 4 years and 3.5% thereafter
3 years	9% for 3 years and 4% thereafter	8.5% for 3 years and 3.5% thereafter
2 years	10% for 2 years and 4% thereafter	9.5% for 2 years and 3.5% thereafter

Please note, once established, the withdrawal percentage will not increase.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to non-Income LinkSM rider systematic withdrawals.

Please note:

•	We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greater of:

•	current withdrawal base or;

•	the Automatic Step-up amount (see “Automatic Step-Up” below).

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no non-Income LinkSM rider systematic withdrawal occurred, or (2) the policy value on the rider anniversary.

The rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Please note:

•	The withdrawal base “steps-up” on rider anniversaries whereas a Income LinkSM rider withdrawal year begins on the Income LinkSM rider start date and each anniversary thereof.

•

If an automatic step-up occurs, your remaining rider withdrawal amount and Income LinkSM rider systematic withdrawal amount is proportionally increased for the remainder of that Income LinkSM rider withdrawal year.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Premium additions will increase the withdrawal base on a dollar-for-dollar basis. See “Automatic Step-Up” for a description of how automatic step-ups increase the withdrawal base.

Income LinkSM rider systematic withdrawals up to the rider withdrawal amount will not reduce the withdrawal base. Any withdrawals that are not Income LinkSM rider systematic withdrawals will reduce the withdrawal base, however, by the greater of the dollar amount of the withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Income LinkSM Rider” for examples showing the effect of hypothetical withdrawals in more detail. The effect of a negative adjustment is amplified if the policy value is less than the withdrawal base. See the “Appendix - Guaranteed Lifetime Benefit Adjustment Partial Surrenders -Income LinkSM Rider” for examples showing the effect of hypothetical non-Income LinkSM rider systematic withdrawals in more detail, including a non-Income LinkSM rider systematic withdrawal that reduces the withdrawal base by a pro rata amount. Withdrawal base adjustments occur immediately following premium additions or non-Income LinkSM rider systematic withdrawals. If you take a non-Income LinkSM rider systematic withdrawal that reduces your policy value (and withdrawal base) to zero, then the Income LinkSM rider will terminate and you will lose all its benefits.

Please Note: We do not monitor for non-Income LinkSM rider systematic withdrawals or notify you of withdrawal base adjustments. If you take a non-Income LinkSM rider systematic withdrawal please note your Income LinkSM rider systematic withdrawal amount will be reduced.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options:

American Funds - Bond Fund - Class 2

TA AEGON Money Market - Service Class

TA AEGON Tactical Vanguard ETF - Conservative -Service Class

TA AEGON U.S. Government Securities - Service Class

TA AllianceBernstein Dynamic Allocation - Service Class

TA Asset Allocation - Conservative - Service Class

TA Vanguard ETF Index - Conservative - Service Class

TA JPMorgan Core Bond - Service Class

TA JPMorgan Tactical Allocation - Service Class

TA PIMCO Real Return TIPS - Service Class

TA PIMCO Total Return - Service Class

Fixed Account

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Following the fifth rider anniversary you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•

The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).

•

We can eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Income LinkSM Rider – Joint Life Option

If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.

Please note:

•	The withdrawal percentage for each withdrawal option is lower if you elect this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

Income LinkSM Rider Fees

Income LinkSM Rider Fee. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and non-Income LinkSM rider systematic withdrawals during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the applicable “rider fee percentage” (see the Fee Table) times the withdrawal base.

The quarterly fee is calculated by multiplying (A) by (B) by (C), where:

(A)	is the withdrawal base;

(B)	rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the first rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage will remain the same).

Rider Fee Adjustment for Withdrawal Base Adjustments. A rider fee adjustment will also be calculated for subsequent premium payments and non-Income LinkSM rider systematic withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

We will also deduct the rider fee pro rata upon full surrender of the policy or other termination of the rider.

Income LinkSM Rider Issue Requirements

The Company will not issue the Income LinkSM rider unless:

•	the annuitant is at least 55 years old and not yet 81 years old (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is at least 55 years old and not yet 81 years old (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Income LinkSM rider will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the rider if such notice is received by us following the fifth rider anniversary;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Income LinkSM rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Income LinkSM rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Retirement Income MaxSM Rider

You may elect to purchase the optional Retirement Income MaxSM rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment choices which are designed to help manage the Company’s risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income MaxSM rider for a qualified policy. If you elect the Retirement Income MaxSM rider you cannot elect another GLWB.

Retirement Income MaxSM – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us for life), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or surviving spouse’s if the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments, below). A rider year begins on the rider date and thereafter on each anniversary of that date.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

See the “Appendix—Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income MaxSM Rider” for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base on a greater than dollar-for-dollar basis and may cause you to lose the benefit of this rider.

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income MaxSM rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” below.

The rider withdrawal amount is zero if the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider. See “Appendix – Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders – Retirement Income MaxSM Rider” for an example showing the effect of a minimum required distribution amount.

If your policy value reaches zero:

•

due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, (i.e., payments of the rider withdrawal amount for life) you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

•	due to an excess withdrawal, then this rider terminates (as does the policy).

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds. (See “Designated Investment Options.”)

For riders issued on or after December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.30%	3.80%
65-79	5.30%	4.80%
≥80	6.30%	5.80%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

For riders issued before December 12, 2011.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.5%	4.10%
65-74	5.5%	5.10%
≥75	6.5%	6.10%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	current withdrawal base;

•	the withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see “Growth” below);

•

the policy value on any monthiversarySM, (the same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed) including the current rider anniversary (see “Automatic Step-Up” below).

See “Appendix – Hypothetical Example of the Withdrawal Base Calculation – Retirement Income MaxSM Rider” which illustrates the hypothetical example of the withdrawal base calculation.

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up, and if no automatic step-up occurs then there will be no withdrawal percentage increase.

On each rider anniversary the rider fee percentage may increase (or decrease) up to 75 basis points (0.75%) at the time of any automatic step-up (but will not exceed the maximum rider fee percentage in the fee table), i.e., the rider fee percentage is reset to the rider fee percentage then associated with newly issued riders.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income MaxSM Rider” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

For riders issued on or after December 12, 2011.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options:

American Funds - Bond Fund - Class 2

TA AEGON Money Market - Service Class

TA AEGON Tactical Vanguard ETF - Balanced - Service Class

TA AEGON Tactical Vanguard ETF - Conservative - Service Class

TA AEGON U.S. Government Securities - Service Class

TA Asset Allocation - Conservative - Service Class

TA Asset Allocation - Moderate - Service Class

TA JPMorgan Core Bond - Service Class

TA JPMorgan Tactical Allocation - Service Class

TA Legg Mason Dynamic Allocation - Balanced - Service Class

TA PIMCO Real Return TIPS - Service Class

TA PIMCO Total Return - Service Class

TA Vanguard ETF Index - Balanced - Service Class

TA Vanguard ETF Index - Conservative - Service Class

Fixed Account

For riders issued before December 12, 2011.

Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options:

American Funds - Bond Fund - Class 2

TA AEGON Money Market - Service Class

TA AEGON Tactical Vanguard ETF - Balanced - Service Class

TA AEGON Tactical Vanguard ETF - Conservative - Service Class

TA AEGON U.S. Government Securities - Service Class

TA Asset Allocation - Conservative - Service Class

TA Asset Allocation - Moderate - Service Class

TA AllianceBernstein Dynamic Allocation - Service Class

TA JPMorgan Core Bond - Service Class

TA JPMorgan Tactical Allocation - Service Class

TA Legg Mason Dynamic Allocation - Balanced - Service Class

TA PIMCO Real Return TIPS - Service Class

TA PIMCO Total Return - Service Class

TA Vanguard ETF Index - Balanced - Service Class

TA Vanguard ETF Index - Conservative - Service Class

Fixed Account

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•

The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).

•

We can eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Retirement Income MaxSM – Joint Life Option

If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy). If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.

Please note:

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.

•	The withdrawal percentage for each “age at the time of the first withdrawal” is lower if you elect this option.

Retirement Income MaxSM Rider Fees

For riders issued on or after December 12, 2011.

Retirement Income MaxSM. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the “rider fee percentage” (see the Fee Table) times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

Example 1: Calculation at rider issue for first quarter rider fee assuming an initial withdrawal base of $100,000.

=100,000*0.0125*(91/365)

=1,250*(91/365)

=$311.64

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter. The withdrawal base change equals $10,000.

Fee adjustment as follows:

=10,000*0.0125*(20/365)

=125*(20/365)

=$6.85

Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):

=6.85 + 311.64

=$318.49

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

For riders issued before December 12, 2011.

Retirement Income MaxSM. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the rider fee is the “rider fee percentage” (see the Fee Table) times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:

(A)	is the withdrawal base;

(B)	is the rider fee percentage; and

(C)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

Example 1: Calculation at rider issue for first quarter rider fee assuming an initial withdrawal base of $100,000.

=100,000*0.01(91/365)

=1,000*(91/365)

=$249.32

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the rider fee:

•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Example 2: Calculation for first quarter fee assuming initial withdrawal base from Example 1 above, plus adjustment for additional premium payment of $10,000 made with 20 days remaining in the first rider quarter. The withdrawal base change equals $10,000.

Fee adjustment as follows:

=10,000*0.01(20/365)

=100*(20/365)

=$5.48

Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):

=5.48 + 249.32

=$254.80

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income MaxSM Rider Issue Requirements

The Company will not issue the Retirement Income MaxSM rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income MaxSM rider will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

The Retirement Income MaxSM rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income MaxSM rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

11.	OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights under the policy. You can change the owner at any time by notifying us in writing at our Administrative and Service Office. An ownership change may be a taxable event.

Beneficiary

The beneficiary designation will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received in our Administrative and Service Office. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving owner(s), then the surviving owner(s) automatically takes the place of any beneficiary designation.

Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law requires, we will refund your original premium payment(s). We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative and Service Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment

You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative and Service Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all policy owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative and Service Office specified in the Glossary of Terms. However, in certain cases where applications or transaction requests are transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly and in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Mixed and Shared Funding

Before making a decision concerning the allocation of premium payments to a particular subaccount, please read the prospectuses for the underlying fund portfolios. The underlying fund portfolios are not limited to selling their shares to this separate account and can accept investments from any insurance company separate account or qualified retirement plan. Since the underlying fund portfolios are available to registered separate accounts offering variable annuity products of the Company, as well as variable annuity and variable life products of other insurance companies, and qualified retirement plans, there is a possibility that a material conflict may arise between the interests of this separate account and one or more of the other separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies, including the Company, agree to take any necessary steps to resolve the matter. This may include removing their separate accounts from the underlying fund portfolios. See the underlying fund portfolios prospectuses for more details.

Exchanges and Reinstatements

You can generally exchange one annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise).

You may surrender your policy and transfer your money directly to another life insurance company (sometimes referred to as a 1035 Exchange or a trustee-to-trustee transfer). You may also ask us to reinstate your policy after such a transfer and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. We recommend that you consult a tax professional to explain the possible tax consequences of exchanges and/or reinstatements.

Voting Rights

To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits, regulatory audits and examination activity. In some class action and other lawsuits, regulatory audits and examinations involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation, regulatory audit or examination cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits, regulatory audits or examinations that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc., to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the policy.

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as well as the financial statements of the separate account—are located in the statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI’s available on the SEC’s website at http://www.sec.gov. Our financial strength can be found on our website.

The Separate Account

The Company established a separate account, called Separate Account VA X, under the laws of the State of Iowa on May 15, 2000. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company’s other income, gains or losses.

The assets of the separate account are held in the Company’s name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI markets the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

Compensation to Broker-Dealers Selling the Policies. The policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay commissions through TCI to the selling firms for their sales of the policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the policies, that is, to provide sales support and training to sales representatives at the selling firms. We also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to the policies that have already been purchased.

There are no commissions paid on premium payments, however, an annual continuing fee based on policy values will be paid to the selling firms. These commissions are not deducted from premium payments.

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The sales representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the policies.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

TCI’s registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guaranties.

Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, in connection with the sales of the policies, may pay certain selling firms additional cash amounts for “preferred product” treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing TCI with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, events, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, TCI and other parties may provide the selling firms with occasional gifts, meals, tickets or other non-cash compensation as an incentive to sell the policies. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the policies and other criteria. For instance, in 2011, TCI, in connection with the sales of our policies, made flat fee payments to several selling firms ranging from $15,000 to $500,000, and payments of between 0.10% and 1.16% on new sales. TCI also paid selling firms special fees based on new sales and/or assets under management.

During 2011, we and/or TCI had such “preferred product” arrangements with the following selling firms:

AXA Advisors LLC

Centarus Financial Inc.

CFD Investments

Citigroup Global Markets

Citizens Investment Services Corporation

BBVA Compass Investment Solutions, Inc.

Equity Services Inc.

Financial Network Invest Corp

FSC Securities

Genworth Financial Securities Corp.

Hantz Financial Services Inc.

Huntington Investment Company

ING Financial Partners

Invest Financial Corporation

Investment Centers Of America

Investacorp

Investors Capital Corp

James T. Borello

LPL Financial (IFP)

M&T Securities Inc.

Merrill Lynch

Morgan Stanley

Multi Financial Securities

Park Avenue Securities

Primevest Financial Services

ProEquities/Protech

Raymond James and Associates

Raymond James Financial Services

Royal Alliance

SagePoint Financial, Inc.

Securities America, Inc.

Sigma Financial Corporation

Signator Investors, Inc.

SII Investments Inc.

Smith Barney Div of Citigroup

Summit Equities

SunTrust Investment Services, Inc.

The Investment Center, Inc.

Transamerica Financial Advisors

UBS Financial Services, Inc.

US Bancorp Investments Inc.

Valmark Securities Inc.

Wells Fargo Advisors

Wells Fargo Wealth Brokerage

During 2011, in conjunction with TCI, we paid the following amounts (in addition to sales commissions) to the top 10 selling firms (in terms of amounts paid):

Name of Firm	Amount Paid in 2011
LPL Financial LLC	$1,422,696
Morgan Stanley Smith Barney	$1,395,442
Wells Fargo Wealth Brokerage	$1,204,432
Wells Fargo Advisors	$1,083,661
Transamerica Financial Advisors	$886,784
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$847,433
UBS Financial	$499,696
Raymond James Financial Services	$471,327
National Planning Corporation	$451,124
CCO Investment Services Corp.	$390,414

No specific charge is assessed directly to policy owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy - General Provisions

Certain Federal Income Tax Consequences

Investment Experience

Historical Performance Data

Published Ratings

State Regulation of Transamerica Life Insurance Company

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A - Condensed Financial Information

APPENDIX

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

Please Note: The Company reserves the right to change investment choices made by purchasers of the Living Benefits Rider and Retirement Income ChoiceSM 1.2 Rider (if the Open Allocation option is elected) as we deem necessary to support the guarantees under these riders.

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Balanced Wealth Strategy Portfolio - Class B	AllianceBernstein Balanced Wealth Strategy Portfolio - Class B	AllianceBernstein L.P.
Investment Objective: Maximize total return consistent with the Adviser’s determination of reasonable risk.

AMERICAN FUNDS INSURANCE SERIES ® TRUST

American Funds - Asset Allocation Fund - Class 2	American Funds - Asset Allocation Fund - Class 2	Capital Research and Management CompanySM
Investment Objective: High total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds - Bond Fund - Class 2	American Funds - Bond Fund - Class 2	Capital Research and Management CompanySM
Investment Objective: To provide as high a level of current income as is consistent with the preservation of capital.

American Funds - Growth Fund - Class 2	American Funds - Growth Fund - Class 2	Capital Research and Management CompanySM
Investment Objective: Growth of capital.

American Funds - Growth-Income Fund - Class 2	American Funds - Growth-Income Fund - Class 2	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital and income.

American Funds - International Fund - Class 2	American Funds - International Fund - Class 2	Capital Research and Management CompanySM
Investment Objective: Capital growth.

FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Contrafund ® Portfolio - Initial Class	Fidelity VIP Contrafund ® Portfolio - Initial Class	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.

Fidelity VIP Mid Cap Portfolio - Initial Class	Fidelity VIP Mid Cap Portfolio - Initial Class	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.

Fidelity VIP Value Strategies Portfolio - Initial Class	Fidelity VIP Value Strategies Portfolio - Initial Class	Fidelity Management & Research Company
Investment Objective: Capital appreciation

FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Balanced Portfolio - Service Class 2	Fidelity VIP Balanced Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Income and capital growth consistent with reasonable risk.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Templeton VIP Founding Funds Allocation Fund - Class 4	Franklin Templeton VIP Founding Funds Allocation Fund - Class 4	Franklin Templeton Services, LLC
Investment Objective: Capital appreciation with a secondary goal of income.

GE INVESTMENTS FUNDS, INC.

GE Investments Total Return Fund - Class 3	GE Investments Total Return Fund - Class 3	GE Asset Management, Inc.
Investment Objective: Seeks the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.

TRANSAMERICA SERIES TRUST(2)

TA AEGON Money Market - Service Class(3)	Transamerica AEGON Money Market VP – Service Class	AEGON USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of principal.

TA AEGON Tactical Vanguard ETF - Balanced - Service Class	Transamerica AEGON Active Asset Allocation - Moderate VP - Service Class	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
TA AEGON Tactical Vanguard ETF - Conservative - Service Class	Transamerica AEGON Active Asset Allocation - Conservative VP - Service Class	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.

TA AEGON Tactical Vanguard ETF - Growth - Service Class	Transamerica AEGON Active Asset Allocation - Moderate Growth VP - Service Class	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as secondary objective.

TA AEGON U.S. Government Securities - Service Class	Transamerica AEGON U.S. Government Securities VP – Service Class	AEGON USA Investment Management, LLC
Investment Objective: High level of total return as is consistent with prudent investment strategies.

TA AllianceBernstein Dynamic Allocation - Service Class	Transamerica AllianceBernstein Dynamic Allocation VP - Service Class	Alliance Bernstein L.P.
Investment Objective: Capital appreciation and current income.

TA Asset Allocation - Conservative - Service Class	Transamerica Asset Allocation - Conservative VP – Service Class	Transamerica Asset Management, Inc.(4)
Investment Objective: Current income and preservation of capital.

TA Asset Allocation - Growth - Service Class	Transamerica Asset Allocation - Growth VP – Service Class	Transamerica Asset Management, Inc.(4)
Investment Objective: Long-term capital appreciation.

TA Asset Allocation - Moderate - Service Class	Transamerica Asset Allocation - Moderate VP – Service Class	Transamerica Asset Management, Inc.(4)
Investment Objective: Capital appreciation and current income.

TA Asset Allocation - Moderate Growth - Service Class	Transamerica Asset Allocation - Moderate Growth VP – Service Class	Transamerica Asset Management, Inc.(4)
Investment Objective: Capital appreciation with current income as a secondary objective.

TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: High total investment return. Total investment return is the combination of capital appreciation and investment income.

TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Capital appreciation with current income as secondary objective.

TA Efficient Markets - Service Class	Transamerica Efficient Markets VP - Service Class	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation while seeking income as a secondary objective.

TA Hanlon Balanced - Service Class	Transamerica Hanlon Balanced VP – Service Class	Hanlon Investment Management, Inc.
Investment Objective: Current income and capital appreciation.

TA Hanlon Growth - Service Class	Transamerica Hanlon Growth VP – Service Class	Hanlon Investment Management, Inc.
Investment Objective: Long-term capital appreciation.

TA Hanlon Growth and Income - Service Class	Transamerica Hanlon Growth and Income VP – Service Class	Hanlon Investment Management, Inc.
Investment Objective: Capital appreciation and some current income.

TA Hanlon Income - Service Class	Transamerica Hanlon Income VP – Service Class	Hanlon Investment Management, Inc.
Investment Objective: Conservative stability.

TA International Moderate Growth - Service Class	Transamerica International Moderate Growth VP – Service Class	Transamerica Asset Management, Inc.(4)
Investment Objective: Capital appreciation with current income as a secondary objective.

TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.

TA JPMorgan Mid Cap Value - Service Class	Transamerica JPMorgan Mid Cap Value VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.

TA Janus Balanced - Service Class	Transamerica Janus Balanced VP – Service Class	Janus Capital Management LLC
Investment Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.

TA Legg Mason Dynamic Allocation - Balanced - Service Class(5)	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.

TA Legg Mason Dynamic Allocation - Growth - Service Class(5)	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class	Legg Mason Global Asset Allocation, LLC
Investment Objective: Seeks capital appreciation and income.

TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.

TA PIMCO Real Return TIPS - Service Class	Transamerica PIMCO Real Return TIPS VP - Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.

TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.

TA Vanguard ETF Index - Aggressive Growth - Service Class	Transamerica Index 100 VP – Service Class	AEGON USA Investment Management, LLC
Investment Objective: Long-term capital appreciation.

TA Vanguard ETF Index - Balanced - Service Class	Transamerica Index 50 VP – Service Class	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.

TA Vanguard ETF Index - Conservative - Service Class	Transamerica Index 35 VP – Service Class	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.

TA Vanguard ETF Index - Growth - Service Class	Transamerica Index 75 VP – Service Class	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

TRANSAMERICA SERIES TRUST(3)

TA AEGON High Yield Bond - Initial Class	Transamerica AEGON High Yield Bond VP – Initial Class	Managed by AEGON USA Investment Management, LLC.
Investment Objective: High level of current income by investing in high-yield debt securities.

TA BlackRock Large Cap Value - Initial Class	Transamerica BlackRock Large Cap Value VP – Initial Class	BlackRock Investment Management, LLC
Investment Objective: Long-term capital growth.

TA Clarion Global Real Estate Securities - Initial Class	Transamerica Clarion Global Real Estate Securities VP – Initial Class	CBRE Clarion Securities, LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

TA JPMorgan Enhanced Index - Initial Class	Transamerica JPMorgan Enhanced Index VP – Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.

TA Jennison Growth - Initial Class	Transamerica Jennison Growth VP – Initial Class	Jennison Associates LLC
Investment Objective: Long-term growth of capital.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	PORTFOLIO	ADVISOR/SUBADVISOR
TA MFS International Equity - Initial Class	Transamerica MFS International Equity VP – Initial Class	MFS® Investment Management
Investment Objective: Capital growth.

TA Morgan Stanley Active International Allocation - Initial Class	Transamerica Morgan Stanley Active International Allocation VP – Initial Class	Morgan Stanley Investment Management Inc.
Investment Objective: Long-term capital appreciation.

TA Morgan Stanley Mid-Cap Growth - Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP – Initial Class	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.

TA Multi Managed Large Cap Core - Initial Class	Transamerica Multi Managed Large Cap Core VP - Initial Class	Morgan Stanley Investment Management Inc. and Invesco Advisers, Inc.
Investment Objective: High total return.

TA Systematic Small/Mid Cap Value - Initial Class	Transamerica Systematic Small/Mid Cap Value VP - Initial Class	Systematic Financial Management L.P.
Investment Objective: Maximize total return.

TA T. Rowe Price Small Cap - Initial Class	Transamerica T. Rowe Price Small Cap VP – Initial Class	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.

TA Third Avenue Value - Initial Class	Transamerica Third Avenue Value VP - Initial Class	Third Avenue Management LLC
Investment Objective: Long-term capital appreciation.

TA WMC Diversified Growth - Initial Class	Transamerica WMC Diversified Growth VP – Initial Class	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

VANGUARD ® VARIABLE INSURANCE FUND

Equity Index Portfolio	Equity Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

International Portfolio	International Portfolio	Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd.
Investment Objective: Long-term capital appreciation.

Mid-Cap Index Portfolio	Mid-Cap Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: Track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.

REIT Index Portfolio	REIT Index Portfolio	Vanguard’s Quantitative Equity Group
Investment Objective: High level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REIT’s.

Short-Term Investment-Grade Portfolio	Short-Term Investment-Grade Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Current income while maintaining limited price volatility.

Total Bond Market Index Portfolio	Total Bond Market Index Portfolio	Vanguard’s Fixed Income Group
Investment Objective: Track the performance of a broad, market-weighted bond index.

WANGER ADVISORS TRUST

Wanger International	Wanger International	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

Wanger USA	Wanger USA	Columbia Wanger Asset Management, LLC
Investment Objective: Long-term capital appreciation.

(1)

Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.

(2)

Transamerica Series Trust - Service Class - As of January 2, 2007, new policyholders may only invest in the Service Class subaccounts. The Initial Class subaccounts are only available to policyholder that purchased the policy before December 31, 2006.

(3)	There can be no assurance that the Transamerica AEGON Money Market VP - Service Class portfolio will be able to

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

maintain a stable net asset value per share. during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA AEGON Money Market - Service Class subaccount may become extremely low and possibly negative.

(4)	Effective on or about April 17, 2012, formerly subadvised by Morningstar Associates, LLC.
(5)	Available on or about May 1, 2012. This fund may vary for certain policies and may not be available for all policies.

CLOSED INVESTMENT OPTIONS:

The following subaccounts will be closed to new investments on October 12, 2007:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST

TA AEGON U.S. Government Securities - Initial Class	Transamerica AEGON U.S. Government Securities VP – Initial Class	AEGON USA Investment Management, LLC
Investment Objective: High level of total return as is consistent with prudent investment strategies.

TA PIMCO Total Return - Initial Class	Transamerica PIMCO Total Return VP – Initial Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.

Effective the close of business on February 8, 2008, the following subaccount will be closed.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST

TA Multi-Managed Balanced - Initial Class	Transamerica Multi-Managed Balanced VP – Initial Class	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.

Effective the close of business on August 13, 2010, the following subaccount will be closed.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST

TA AllianceBernstein Dynamic Allocation - Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP – Initial Class	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.

Effective December 12, 2011, the following subaccounts are closed to new investments:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND

Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Reasonable income with a potential for capital appreciation.

Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Capital appreciation.

NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Developing Markets Fund – Class II	NVIT Developing Markets Fund – Class II	Nationwide Fund Advisors
Investment Objective: Long-term capital appreciation.

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses (excluding any applicable fund facilitation fees) available on December 31, 2011. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:

calling:	(800) 525-6205

writing:	Transamerica Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001

		Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.036217	$0.983804	0.000
Subaccount inception date May 1, 2008	2010	$0.891406	$1.036217	0.000
	2009	$0.652811	$0.891406	0.000
	2008	$1.000000	$0.652811	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.380025	$1.337593	23,537.516
Subaccount inception date November 10, 2008	2010	$1.269985	$1.380025	23,841.324
	2009	$0.990582	$1.269985	24,113.677
	2008	$1.000000	$0.990582	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.020967	$1.031650	0.000
Subaccount inception dateMay 1, 2007	2010	$0.951403	$1.020967	0.000
	2009	$0.771607	$0.951403	0.000
	2008	$1.000000	$0.771607	0.000
TA Asset Allocation – Moderate – Service Class	2011	$0.992481	$0.982639	0.000
Subaccount inception date May 1, 2007	2010	$0.912834	$0.992481	0.000
	2009	$0.732736	$0.912834	0.000
	2008	$1.000000	$0.732736	0.000
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.942153	$0.908916	747,887.290
Subaccount inception date May 1, 2007	2010	$0.849074	$0.942153	752,367.801
	2009	$0.672645	$0.849074	756,876.559
	2008	$1.000000	$0.672645	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.050061	$1.053863	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.050061	0.000
TA International Moderate Growth – Service Class	2011	$0.871452	$0.795467	116,578.686
Subaccount inception date May 1, 2006	2010	$0.800760	$0.871452	116,058.741
	2009	$0.627221	$0.800760	115,659.950
	2008	$1.000000	$0.627221	0.000
TA PIMCO Total Return – Service Class	2011	$1.132653	$1.184673	0.000
Subaccount inception date September 8, 2005	2010	$1.072962	$1.132653	23,257.228
	2009	$0.939008	$1.072962	23,287.377
	2008	$1.000000	$0.939008	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.078552	$1.098537	0.000
Subaccount inception date November 19, 2009	2010	$0.998480	$1.078552	0.000
	2009	$0.999965	$0.998480	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.020827	$1.022536	0.000
Subaccount inception date May 1, 2008	2010	$0.934209	$1.020827	0.000
	2009	$0.812104	$0.934209	0.000
	2008	$1.000000	$0.812104	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.970313	$0.947029	0.000
Subaccount inception date May 1, 2008	2010	$0.869808	$0.970313	0.000
	2009	$0.715303	$0.869808	0.000
	2008	$1.000000	$0.715303	0.000
TA Efficient Markets – Service Class	2011	$1.338654	$1.292543	2,045.012
Subaccount inception date May 1, 2008	2010	$1.206694	$1.338654	2,093.858
	2009	$1.037124	$1.206694	2,101.029
	2008	$1.000000	$1.037124	0.000
TA Multi–Managed Balanced – Service Class	2011	$1.036711	$1.061830	0.000
Subaccount inception date September 8, 2005	2010	$0.847718	$1.036711	0.000
	2009	$0.681878	$0.847718	0.000
	2008	$1.000000	$0.681878	0.000
TA AEGON Money Market – Service Class	2011	$0.977492	$0.965078	0.000
Subaccount inception date May 1, 2007	2010	$0.990197	$0.977492	0.000
	2009	$1.002938	$0.990197	0.000
	2008	$1.000000	$1.002938	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.104232	$1.169525	0.000
Subaccount inception date September 8, 2005	2010	$1.073262	$1.104232	0.000
	2009	$1.043415	$1.073262	0.000
	2008	$1.000000	$1.043415	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.350083	$1.289515	0.000
Subaccount inception date November 10, 2008	2010	$1.242394	$1.350083	0.000
	2009	$1.013273	$1.242394	0.000
	2008	$1.000000	$1.013273	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.116648	$1.113350	0.000
Subaccount inception date November 19, 2009	2010	$1.008398	$1.116648	0.000
	2009	$0.989787	$1.008398	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.041503	$1.087721	0.000
Subaccount inception date November 19, 2009	2010	$0.994105	$1.041503	0.000
	2009	$1.000908	$0.994105	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.081849	$1.032864	0.000
Subaccount inception date November 19, 2009	2010	$1.004036	$1.081849	0.000
	2009	$0.988819	$1.004036	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date December 9, 2011	2011	$1.000000	$1.005351	0.000

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Conservative – Initial Class	2011	$1.255105	$1.284588	0.000
Subaccount inception date September 8, 2005	2010	$1.155660	$1.255105	0.000
	2009	$0.925628	$1.155660	252,127.179
	2008	$1.177911	$0.925628	0.000
	2007	$1.110566	$1.177911	0.000
	2006	$1.017771	$1.110566	114,505.658
	2005	$1.000000	$1.017771	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Growth – Initial Class	2011	$1.154934	$1.089116	0.000
Subaccount inception date September 8, 2005	2010	$1.007729	$1.154934	0.000
	2009	$0.778591	$1.007729	0.000
	2008	$1.293669	$0.778591	0.000
	2007	$1.204183	$1.293669	0.000
	2006	$1.044633	$1.204183	0.000
	2005	$1.000000	$1.044633	0.000
TA Asset Allocation – Moderate – Initial Class	2011	$1.258385	$1.261976	224,979.678
Subaccount inception date September 8, 2005	2010	$1.143508	$1.258385	224,979.678
	2009	$0.907375	$1.143508	224,979.678
	2008	$1.229282	$0.907375	224,979.678
	2007	$1.142138	$1.229282	224,979.678
	2006	$1.027618	$1.142138	224,979.678
	2005	$1.000000	$1.027618	0.000
TA Asset Allocation – Moderate Growth – Initial Class	2011	$1.218012	$1.189945	522,075.278
Subaccount inception date September 8, 2005	2010	$1.083736	$1.218012	506,975.108
	2009	$0.848156	$1.083736	153,402.367
	2008	$1.265233	$0.848156	252,878.704
	2007	$1.177111	$1.265233	180,551.249
	2006	$1.037156	$1.177111	346,675.273
	2005	$1.000000	$1.037156	0.000
TA International Moderate Growth – Initial Class	2011	$1.023376	$0.945098	0.000
Subaccount inception date May 1, 2006	2010	$0.928906	$1.023376	16,400.348
	2009	$0.718385	$0.928906	16,664.523
	2008	$1.128015	$0.718385	16,952.840
	2007	$1.040927	$1.128015	17,177.609
	2006	$1.000000	$1.040927	42,944.397
TA BlackRock Large Cap Value – Initial Class	2011	$1.022422	$1.047255	0.000
Subaccount inception date September 8, 2005	2010	$0.928508	$1.022422	0.000
	2009	$0.816993	$0.928508	0.000
	2008	$1.239493	$0.816993	0.000
	2007	$1.188125	$1.239493	0.000
	2006	$1.019220	$1.188125	0.000
	2005	$1.000000	$1.019220	0.000
TA Clarion Global Real Estate Securities – Initial Class	2011	$1.201114	$1.128833	0.000
Subaccount inception date September 8, 2005	2010	$1.041546	$1.201114	0.000
	2009	$0.783001	$1.041546	0.000
	2008	$1.362974	$0.783001	0.000
	2007	$1.465339	$1.362974	0.000
	2006	$1.033039	$1.465339	0.000
	2005	$1.000000	$1.033039	0.000
TA JPMorgan Enhanced Index – Initial Class	2011	$1.123500	$1.128428	0.000
Subaccount inception date September 8, 2005	2010	$0.978392	$1.123500	0.000
	2009	$0.757250	$0.978392	0.000
	2008	$1.212328	$0.757250	0.000
	2007	$1.163194	$1.212328	0.000
	2006	$1.011772	$1.163194	0.000
	2005	$1.000000	$1.011772	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Jennison Growth – Initial Class	2011	$1.189620	$1.178612	0.000
Subaccount inception date September 8, 2005	2010	$1.062864	$1.189620	0.000
	2009	$0.756050	$1.062864	0.000
	2008	$1.203805	$0.756050	0.000
	2007	$1.082768	$1.203805	0.000
	2006	$1.065096	$1.082768	0.000
	2005	$1.000000	$1.065096	0.000
TA Morgan Stanley Capital Growth – Initial Class	2011	$1.238884	$1.163461	0.000
Subaccount inception date September 8, 2005	2010	$0.975072	$1.238884	0.000
	2009	$0.764592	$0.975072	0.000
	2008	$1.205139	$0.764592	0.000
	2007	$1.196383	$1.205139	0.000
	2006	$1.012149	$1.196383	0.000
	2005	$1.000000	$1.012149	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.373006	$1.434181	0.000
Subaccount inception date September 8, 2005	2010	$1.224785	$1.373006	0.000
	2009	$0.834344	$1.224785	0.000
	2008	$1.118777	$0.834344	0.000
	2007	$1.101707	$1.118777	0.000
	2006	$0.995970	$1.101707	0.000
	2005	$1.000000	$0.995970	0.000
TA MFS International Equity – Initial Class	2011	$1.327084	$1.190058	0.000
Subaccount inception date September 8, 2005	2010	$1.204634	$1.327084	0.000
	2009	$0.910625	$1.204634	0.000
	2008	$1.411487	$0.910625	0.000
	2007	$1.297029	$1.411487	0.000
	2006	$1.057064	$1.297029	0.000
	2005	$1.000000	$1.057064	0.000
TA PIMCO Total Return – Initial Class	2011	$1.346139	$1.426252	0.000
Subaccount inception date September 8, 2005	2010	$1.259568	$1.346139	0.000
	2009	$1.088763	$1.259568	0.000
	2008	$1.123404	$1.088763	0.000
	2007	$1.034254	$1.123404	0.000
	2006	$0.995422	$1.034254	0.000
	2005	$1.000000	$0.995422	0.000
TA T. Rowe Price Small Cap – Initial Class	2011	$1.376707	$1.395840	0.000
Subaccount inception date September 8, 2005	2010	$1.027214	$1.376707	0.000
	2009	$0.742809	$1.027214	0.000
	2008	$1.168725	$0.742809	0.000
	2007	$1.069476	$1.168725	0.000
	2006	$1.035523	$1.069476	0.000
	2005	$1.000000	$1.035523	0.000
TA Third Avenue Value – Initial Class	2011	$0.862092	$0.736326	0.000
Subaccount inception date May 1, 2007	2010	$0.749060	$0.862092	0.000
	2009	$0.557027	$0.749060	0.000
	2008	$0.949386	$0.557027	0.000
	2007	$1.000000	$0.949386	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC Diversified Equity – Initial Class	2011	$1.182579	$1.096836	0.000
Subaccount inception date September 8, 2005	2010	$1.015119	$1.182579	0.000
	2009	$0.793454	$1.015119	0.000
	2008	$1.412885	$0.793454	0.000
	2007	$1.229679	$1.412885	0.000
	2006	$1.038261	$1.229679	0.000
	2005	$1.000000	$1.038261	0.000
TA Multi–Managed Balanced – Initial Class	2011	$1.329559	$1.379093	0.000
Subaccount inception date September 8, 2005	2010	$1.074404	$1.329559	0.000
	2009	$0.853247	$1.074404	0.000
	2008	$1.266001	$0.853247	0.000
	2007	$1.117741	$1.266001	0.000
	2006	$1.027341	$1.117741	0.000
	2005	$1.000000	$1.027341	0.000
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$1.202997	$1.221161	0.000
Subaccount inception date September 8, 2005	2010	$1.104052	$1.202997	0.000
	2009	$0.843407	$1.104052	0.000
	2008	$1.340057	$0.843407	0.000
	2007	$1.132976	$1.340057	0.000
	2006	$1.024694	$1.132976	0.000
	2005	$1.000000	$1.024694	0.000
TA WMC Diversified Growth – Initial Class	2011	$1.093531	$1.049562	0.000
Subaccount inception date September 8, 2005	2010	$0.930997	$1.093531	0.000
	2009	$0.722775	$0.930997	0.000
	2008	$1.342640	$0.722775	0.000
	2007	$1.158087	$1.342640	0.000
	2006	$1.068455	$1.158087	0.000
	2005	$1.000000	$1.068455	0.000
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.547897	$1.403974	0.000
Subaccount inception date September 8, 2005	2010	$1.144431	$1.547897	0.000
	2009	$0.838708	$1.144431	0.000
	2008	$1.423531	$0.838708	0.000
	2007	$1.160035	$1.423531	0.000
	2006	$1.107022	$1.160035	0.000
	2005	$1.000000	$1.107022	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.245818	$1.209099	0.000
Subaccount inception date January 22, 2008	2010	$0.958156	$1.245818	0.000
	2009	$0.671049	$0.958156	0.000
	2008	$1.000000	$0.671049	0.000
TA AEGON Money Market – Initial Class	2011	$1.122306	$1.119030	0.000
Subaccount inception date September 8, 2005	2010	$1.125591	$1.122306	0.000
	2009	$1.127493	$1.125591	0.000
	2008	$1.104459	$1.127493	216,202.713
	2007	$1.054750	$1.104459	289,415.377
	2006	$1.010113	$1.054750	0.000
	2005	$1.000000	$1.010113	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities – Initial Class	2011	$1.265687	$1.357893	0.000
Subaccount inception date September 8, 2005	2010	$1.215937	$1.265687	0.000
	2009	$1.167451	$1.215937	0.000
	2008	$1.087635	$1.167451	0.000
	2007	$1.028694	$1.087635	0.000
	2006	$0.999078	$1.028694	0.000
	2005	$1.000000	$0.999078	0.000
PAM TA AEGON U.S. Government Securities – Initial Class	2011	$1.265687	$1.357893	0.000
Subaccount inception date 2007	2010	$1.215937	$1.265687	0.000
	2009	$1.167451	$1.215937	0.000
	2008	$1.000000	$1.167451	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$1.255647	$1.072962	0.000
Subaccount inception date September 8, 2005	2010	$1.160984	$1.255647	0.000
	2009	$0.925030	$1.160984	0.000
	2008	$1.516840	$0.925030	0.000
	2007	$1.316073	$1.516840	0.000
	2006	$1.068777	$1.316073	0.000
	2005	$1.000000	$1.068777	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$1.270101	$1.237605	0.000
Subaccount inception date September 8, 2005	2010	$1.068977	$1.270101	0.000
	2009	$0.737355	$1.068977	0.000
	2008	$1.276919	$0.737355	0.000
	2007	$1.172339	$1.276919	0.000
	2006	$1.065723	$1.172339	0.000
	2005	$1.000000	$1.065723	0.000
TA Morgan Stanley Mid – Cap Growth – Initial Class	2011	$1.575704	$1.465593	0.000
Subaccount inception date September 8, 2005	2010	$1.180303	$1.575704	0.000
	2009	$0.737330	$1.180303	0.000
	2008	$1.376909	$0.737330	0.000
	2007	$1.127089	$1.376909	0.000
	2006	$1.028569	$1.127089	0.000
	2005	$1.000000	$1.028569	0.000
TA PIMCO Total Return – Service Class	2011	$1.146932	$1.211525	0.000
Subaccount inception date September 8, 2005	2010	$1.075759	$1.146932	0.000
	2009	$0.932173	$1.075759	0.000
	2008	$1.000000	$0.932173	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.056958	$1.069257	0.000
Subaccount inception date May 1, 2008	2010	$0.957730	$1.056958	0.000
	2009	$0.824341	$0.957730	0.000
	2008	$1.000000	$0.824341	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$1.006681	$0.992294	0.000
Subaccount incpeption date May 1, 2008	2010	$0.893509	$1.006681	0.000
	2009	$0.727540	$0.893509	0.000
	2008	$1.000000	$0.727540	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.129468	$1.208135	0.000
Subaccount inception date May 1, 2008	2010	$1.086947	$1.129468	0.000
	2009	$1.046301	$1.086947	0.000
	2008	$1.000000	$1.046301	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Contrafund® Portfolio – Initial Class	2011	$1.010823	$0.982357	0.000
Subaccount inception date May 1, 2007	2010	$0.864940	$1.010823	0.000
	2009	$0.639256	$0.864940	0.000
	2008	$1.115357	$0.639256	0.000
	2007	$1.000000	$1.115357	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.812794	$0.818239	0.000
Subaccount inception date May 1, 2007	2010	$0.707990	$0.812794	0.000
	2009	$0.545365	$0.707990	0.000
	2008	$0.953858	$0.545365	0.000
	2007	$1.000000	$0.953858	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.998540	$0.997571	0.000
Subaccount inception date May 1, 2007	2010	$0.806562	$0.998540	0.000
	2009	$0.630599	$0.806562	0.000
	2008	$1.197174	$0.630599	0.000
	2007	$1.000000	$1.197174	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.161864	$1.035459	0.000
Subaccount inception date May 1, 2007	2010	$0.904527	$1.161864	0.000
	2009	$0.647630	$0.904527	0.000
	2008	$1.072673	$0.647630	0.000
	2007	$1.000000	$1.072673	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.905863	$0.823625	0.000
Subaccount inception date May 1, 2007	2010	$0.717488	$0.905863	0.000
	2009	$0.456666	$0.717488	0.000
	2008	$0.937852	$0.456666	0.000
	2007	$1.000000	$0.937852	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.086333	$1.041663	0.000
Subaccount inception date May 1, 2008	2010	$0.925297	$1.086333	0.000
	2009	$0.670942	$0.925297	0.000
	2008	$1.000000	$0.670942	0.000
Invesco Van Kampen V.I. Value Opportunities Fund – Series II Shares	2011	$0.886155	$0.853521	0.000
Subaccount inception date September 8, 2005	2010	$0.831092	$0.886155	0.000
	2009	$0.564225	$0.831092	0.000
	2008	$1.176625	$0.564225	0.000
	2007	$1.164285	$1.176625	0.000
	2006	$1.033956	$1.164285	0.000
	2005	$1.000000	$1.033956	0.000
Invesco Van Kampen V.I. American Franchise Fund – Series II Shares	2011	$0.973237	$0.891587	0.000
Subaccount inception date September 8, 2005	2010	$0.847313	$0.973237	0.000
	2009	$0.703999	$0.847313	0.000
	2008	$1.230717	$0.703999	0.000
	2007	$1.104820	$1.230717	0.000
	2006	$1.044835	$1.104820	0.000
	2005	$1.000000	$1.044835	0.000
AllianceBernstein Growth and Income Portfolio – Class B	2011	$0.995856	$1.053158	0.000
Subaccount inception date September 8, 2005	2010	$0.885503	$0.995856	0.000
	2009	$0.737979	$0.885503	0.000
	2008	$1.248091	$0.737979	0.000
	2007	$1.193840	$1.248091	0.000
	2006	$1.023569	$1.193840	0.000
	2005	$1.000000	$1.023569	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AllianceBernstein Large Cap Growth Portfolio – Class B	2011	$1.088014	$1.044059	0.000
Subaccount inception date September 8, 2005	2010	$0.993592	$1.088014	0.000
	2009	$0.726867	$0.993592	0.000
	2008	$1.211466	$0.726867	0.000
	2007	$1.069503	$1.211466	0.000
	2006	$1.079618	$1.069503	0.000
	2005	$1.000000	$1.079618	0.000
Fidelity VIP Contrafund® Portfolio – Service Class 2	2011	$1.233757	$1.195827	0.000
Subaccount inception date September 8, 2005	2010	$1.058321	$1.233757	0.000
	2009	$0.783571	$1.058321	0.000
	2008	$1.371375	$0.783571	0.000
	2007	$1.172619	$1.371375	0.000
	2006	$1.055475	$1.172619	0.000
	2005	$1.000000	$1.055475	0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2	2011	$1.049975	$1.053704	0.000
Subaccount inception date September 8, 2005	2010	$0.916420	$1.049975	0.000
	2009	$0.707685	$0.916420	0.000
	2008	$1.241190	$0.707685	0.000
	2007	$1.229285	$1.241190	0.000
	2006	$1.028072	$1.229285	0.000
	2005	$1.000000	$1.028072	0.000
Fidelity VIP Growth Portfolio – Service Class 2	2011	$1.139344	$1.135568	0.000
Subaccount inception date September 8, 2005	2010	$0.922600	$1.139344	0.000
	2009	$0.723135	$0.922600	0.000
	2008	$1.376500	$0.723135	0.000
	2007	$1.090047	$1.376500	0.000
	2006	$1.025883	$1.090047	0.000
	2005	$1.000000	$1.025883	0.000
Fidelity VIP Mid Cap Portfolio – Service Class 2	2011	$1.460893	$1.298463	0.000
Subaccount inception date September 8, 2005	2010	$1.139657	$1.460893	0.000
	2009	$0.817928	$1.139657	0.000
	2008	$1.358400	$0.817928	0.000
	2007	$1.181309	$1.358400	0.000
	2006	$1.054103	$1.181309	0.000
	2005	$1.000000	$1.054103	0.000
Fidelity VIP Value Strategies Portfolio – Service Class 2	2011	$1.210125	$1.097482	0.000
Subaccount inception date September 8, 2005	2010	$0.960726	$1.210125	0.000
	2009	$0.613174	$0.960726	0.000
	2008	$1.262494	$0.613174	0.000
	2007	$1.200956	$1.262494	0.000
	2006	$1.038326	$1.200956	0.000
	2005	$1.000000	$1.038326	0.000
NVIT Developing Markets Fund – Class II	2011	$1.053046	$0.814666	0.000
Subaccount inception date May 1, 2007	2010	$0.909430	$1.053046	0.000
	2009	$0.562268	$0.909430	0.000
	2008	$1.338281	$0.562268	0.000
	2007	$1.000000	$1.338281	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares	2011	$1.444997	$1.416884	0.000
Subaccount inception date September 8, 2005	2010	$1.154668	$1.444997	0.000
	2009	$0.801781	$1.154668	0.000
	2008	$1.432390	$0.801781	0.000
	2007	$1.180139	$1.432390	0.000
	2006	$1.044674	$1.180139	0.000
	2005	$1.000000	$1.044674	0.000
Janus Aspen – Worldwide Portfolio – Service Shares	2011	$1.151459	$0.987444	0.000
Subaccount inception date September 8, 2005	2010	$0.999758	$1.151459	0.000
	2009	$0.729792	0.999758	0.000
	2008	$1.326230	$0.729792	0.000
	2007	$1.216340	$1.326230	0.000
	2006	$1.034449	$1.216340	0.000
	2005	$1.000000	$1.034449	0.000
MFS® New Discovery Series – Service Class	2011	$1.540274	$1.374537	0.000
Subaccount inception date September 8, 2005	2010	$1.136448	$1.540274	0.000
	2009	$0.699637	$1.136448	0.000
	2008	$1.160274	$0.699637	0.000
	2007	$1.138152	$1.160274	0.000
	2006	$1.010851	$1.138152	0.000
	2005	$1.000000	$1.010851	0.000
MFS® Total Return Series – Service Class	2011	$1.145323	$1.160004	0.000
Subaccount inception date September 8, 2005	2010	$1.047826	$1.145323	0.000
	2009	$0.892734	$1.047826	0.000
	2008	$1.152723	$0.892734	0.000
	2007	$1.112422	$1.152723	0.000
	2006	$0.999561	$1.112422	0.000
	2005	$1.000000	$0.999561	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.053973	$1.068317	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.053973	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.137365	$1.176507	0.000
Subaccount Inception Date April 29, 2010	2010	$1.000000	$1.137365	0.000
Equity Index Portfolio	2011	$0.906923	$0.921702	0.000
Subaccount inception date May 1, 2007	2010	$0.791594	$0.906923	0.000
	2009	$0.627920	$0.791594	0.000
	2008	$0.998672	$0.627920	0.000
	2007	$1.000000	$0.998672	0.000
International Portfolio	2011	$0.977282	$0.842466	0.000
Subaccount inception date May 1, 2007	2010	$0.847032	$0.977282	0.000
	2009	$0.595002	$0.847032	0.000
	2008	$1.083441	$0.595002	0.000
	2007	$1.000000	$1.083441	0.000
Mid – Cap Index Portfolio	2011	$0.989329	$0.966284	0.000
Subaccount inception date May 1, 2007	2010	$0.791499	$0.989329	0.000
	2009	$0.565548	$0.791499	0.000
	2008	$0.974918	$0.565548	0.000
	2007	$1.000000	$0.974918	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
REIT Index Portfolio	2011	$0.836547	$0.904434	0.000
Subaccount inception date May 1, 2007	2010	$0.654238	$0.836547	0.000
	2009	$0.508117	$0.654238	0.000
	2008	$0.812136	$0.508117	0.000
	2007	$1.000000	$0.812136	0.000
Short-Term Investment-Grade Portfolio	2011	$1.188116	$1.208452	0.000
Subaccount inception date May 1, 2007	2010	$1.132568	$1.188116	0.000
	2009	$0.997688	$1.132568	0.000
	2008	$1.036506	$0.997688	0.000
	2007	$1.000000	$1.036506	0.000
Total Bond Market Index Portfolio	2011	$1.231938	$1.322248	0.000
Subaccount inception date May 1, 2007	2010	$1.160220	$1.231938	0.000
	2009	$1.098444	$1.160220	0.000
	2008	$1.047003	$1.098444	0.000
	2007	$1.000000	$1.047003	0.000
Wanger International	2011	$1.073754	$0.914020	0.000
Subaccount inception date May 1, 2007	2010	$0.862137	$1.073754	0.000
	2009	$0.577319	$0.862137	0.000
	2008	$1.064466	$0.577319	0.000
	2007	$1.000000	$1.064466	0.000
Wanger USA	2011	$1.028728	$0.989836	0.000
Subaccount inception date May 1, 2007	2010	$0.836485	$1.028728	0.000
	2009	$0.589895	$0.836485	0.000
	2008	$0.980954	$0.589895	0.000
	2007	$1.000000	$0.980954	0.000

(1)	The beginning and ending AUV for this fund also reflects a 0.10% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.

TA Legg Mason Dynamic Allocation - Balanced and TA Legg Mason Dynamic Allocation - Growth funds had not commenced operations as of December 31, 2011, therefore, comparable data is not available.

APPENDIX

POLICY VARIATIONS

The dates shown below are the approximate first issue dates of the various versions of the policy. These dates will vary by state in many cases. This Appendix describes certain of the more significant differences in features of the various versions of the policy. There may be additional variations. Please see your actual policy and any attachments for determining your specific coverage.

Approximate First Issue Date
Policy Form Number	AV1025 101 178 903	September 2005

Policy Endorsement Form Number	AE 1255 604 (ROP)	July 2006
	AE 1288 0608	June 2008
	AE 1299 0410	May 2010

Product Feature	Principium Advisor Form Number: – AV1025101178903	Advisor EliteSM Form Number: – AV1114 101 185 104	Advisor EliteSM 2008 Form Number: – AV1114 101 185 104
Death Proceeds	Greatest of: 1) policy value 2) cash value 3) guaranteed minimum death benefit.	Greatest of: 1) policy value 2) cash value 3) guaranteed minimum death benefit.	Greatest of: 1) policy value 2) cash value 3) guaranteed minimum death benefit.

Guaranteed Minimum Death Benefit Option(s)	Total premium payments; less any adjusted partial surrenders as of the date of death. This benefit is not available if the annuitant is 91 or older on the policy date. You will not receive an optional guaranteed minimum death benefit if you do not choose one.

A.     Return of Premium Death Benefit

B.     Annual Step Up Death Benefit

Option A is available if owner and annuitant are age 90 or younger. Option B is available if owner and annuitant are age 75 or younger.

A.     Return of Premium Death Benefit

B.     Modal Step Up Death Benefit

C.     Double Enhanced Death Benefit

For riders issued on or after December 12, 2011. Option A is available is owner and annuitant are age 86 or younger.

For riders issued before December 12, 2011. Option A is available if owner and annuitant are age 90 or younger.

Option B and Option C are available if owner and annuitant are age 75 or younger.

Product Feature	Principium Advisor Form Number: – AV1025101178903	Advisor EliteSM Form Number: – AV1114 101 185 104	Advisor EliteSM 2008 Form Number: – AV1114 101 185 104
Double Enhanced Death Benefit Designated Funds	N/A	N/A

•        AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

•        American Funds - Asset Allocation Fund - Class 2

•        American Funds - Bond Fund - Class 2

•        Fidelity VIP Balanced Portfolio - Service Class 2

•        Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

•        GE Investments Total Return Fund - Class 3

•        TA AllianceBernstein Dynamic Allocation - Service Class

•        TA Asset Allocation - Conservative - Service Class

•        TA Asset Allocation - Moderate - Service Class

•        TA Asset Allocation - Moderate Growth - Service Class

•        TA International Moderate Growth - Service Class

•        TA Multi-Managed Balanced - Service Class

•        TA Efficient Markets - Service Class

•        TA Vanguard ETF Index - Conservative - Service Class

•        TA Vanguard ETF Index - Balanced - Service Class

•        TA Vanguard ETF Index - Growth - Service Class

•        TA AEGON Money Market - Service Class

•        TA PIMCO Total Return - Service Class

•        TA AEGON Tactical Vanguard ETF - Conservative - Service Class

•        TA AEGON U.S. Government Securities - Service Class

Mortality & Expense Risk Fee and Administrative Charge prior to Annuity Commencement Date.	• 0.30% for Policy Value • 0.45% for Return of Premium	• 0.50% for Policy Value • 0.55% for Return of Premium • 0.70% for Annual Step Up	• 0.60% for Policy Value • 0.65% for Return of Premium • 0.80% for Modal Step Up • 1.30% for Double Enhanced

Is Mortality & Expense Risk Fee different after the annuity commencement date?	Yes – 1.25%	Yes – 0.50%	Yes – 0.60%

Product Feature	Principium Advisor Form Number: – AV1025101178903	Advisor EliteSM Form Number: – AV1114 101 185 104	Advisor EliteSM 2008 Form Number: – AV1114 101 185 104
Fund Facilitation Fee	No

Yes -

•        0.30% if you choose American Funds - Asset Allocation Fund, American Funds - Bond Fund, American Funds - Growth Fund, American Funds - Growth-Income Fund, or American Funds - International Fund.

•        0.20% if you choose AllianceBernstein Balanced Wealth Strategy Portfolio or GE Investments Total Return Fund.

•        0.15% if you choose Franklin Templeton VIP Founding Funds Allocation Fund.

•        0.10% if you choose TA BlackRock Global Allocation.

Yes -

•        0.30% if you choose American Funds - Asset Allocation Fund, American Funds - Bond Fund, American Funds - Growth Fund, American Funds - Growth-Income Fund, or American Funds - International Fund.

•        0.20% if you choose AllianceBernstein Balanced Wealth Strategy Portfolio or GE Investments Total Return Fund.

•        0.15% if you choose Franklin Templeton VIP Founding Funds Allocation Fund.

•        0.10% if you choose TA BlackRock Global Allocation.

Guaranteed Period Options (available in the fixed account)	1, 3, 5 and 7 year guaranteed periods available.	1, 3 and 5 year guaranteed periods available.	1, 3 and 5 year guaranteed periods available.

Annual Contract Charge (Service Charge)	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary	If policy value is: $0-$1750 = 2% $1751-$49999.99 = $35 +$49999.99 = $0 Assessed on each Policy Anniversary

Surrender Charges	From 0-1 years is 5%; 1-2 years is 4%; 2-3 years is 3%; 3-4 years is 2%; 4-5 years is 1%; more than 5 years is 0.	Not applicable	Not applicable

Optional Riders	• Living Benefit Rider 2005 • 5 for LifeSM 2005 • 5 for LifeSM with Growth • Income SelectSM for Life • Taxpayer 2003 • Taxpayer Plus 2

•        Income SelectSM for Life

•        Retirement Income ChoiceSM

•        Retirement Income ChoiceSM 2008 (with Double Withdrawal Base Benefit)

•        Retirement Income ChoiceSM 1.2

•        Retirement Income ChoiceSM 1.4

•        Taxpayer 2003

•        Taxpayer Plus 2

•        Living Benefit Rider 2005

•        Retirement Income ChoiceSM

•        Retirement Income ChoiceSM 2008 (with Double Withdrawal Base Benefit)

•        Retirement Income ChoiceSM 1.2

•        Retirement Income ChoiceSM 1.4

•        Income LinkSM

•        Taxpayer 2003

•        Taxpayer Plus 2

Excess Interest Adjustment	Yes	Yes	Yes

Asset Rebalancing	Yes	Yes	Yes

Systematic Payout Option	Yes	Yes	Yes

Initial Payment Guarantee	Yes	Yes	Yes

Dollar Cost Averaging Fixed Account Option	Yes	Yes	Yes

Nursing Care and Terminal Condition Withdrawal Option	Yes	Yes	Yes

Unemployment Waiver	Yes	Yes	Yes

APPENDIX

EXCESS INTEREST ADJUSTMENT EXAMPLES

Money that you surrender from, transfer out of, or apply to an annuity payment option, from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment (“EIA”). At the time you request a surrender, if interest rates set by the Company have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower cash value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher cash value.

Excess interest adjustments will not reduce the policy value for a guaranteed period option below the premium payments and transfers to that guaranteed period option, less any prior partial surrenders and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment is:

S* (G-C)* (M/12)

S	=	Gross amount being surrendered that is subject to the excess interest adjustment
G	=	Guaranteed interest rate in effect for the policy
M	=	Number of months remaining in the current option period,
rounded up to the next higher whole number of months.
C	=	Current guaranteed interest rate then being offered on new premiums for the next longer option period than “M”. If this policy form or such an option period is no longer offered, “C” will be the U.S.Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2% (the amount of the “adjustment” will be based on an actuarial risk based analysis considering a number of financial criteria including the prevailing interest rate environment).
*	=	multiplication
^	=	exponentiation

The following examples are for illustrative purposes only and ore calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Excess Interest Adjustment Examples — (Continued)

Example 1 (Full Surrender, rates increase by 4%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 – 7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment
G = .055
C = .095
M = 30
Excess interest adjustment	= S * (G - C) * (M/12)
= 50,000.00 * (.055 - .095) * (30/12)
= -5,000.00, but excess interest adjustment cannot cause the adjusted policy value to fall below the excess interest adjustment floor, so the adjustment is limited to 51,896.14 - 57,161.18 = -5,265.03
Adjusted policy value	= policy value + excess interest adjustment = 57,161.18 + (-5,265.03) = 51,896.15
Cash value at middle of policy year 3	= policy value + excess interest adjustment = 57,161.18 + (-5,265.03) = 51,896.15

Upon full surrender of the policy, the minimum cash value will never be less than that required by the non-forfeiture laws of your state.

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. Please note the exponentiation represents the compounding of the interest rate.

Excess Interest Adjustment Examples — (Continued)

Example 2 (Full Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Surrender:	Middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 – 50,000.00 = 7,161.18
Amount subject to excess interest adjustment	= 57,161.18 –7,161.18 = 50,000.00
Excess interest adjustment floor	= 50,000.00 * (1.015) ^ 2.5 = 51,896.14
Excess interest adjustment
G = .055
C = .045
M = 30
Excess interest adjustment	= S * (G - C) * (M/12)
= 50,000.00 * (.055 - .045) * (30/12) = 1,250.00
Adjusted policy value	= 57,161.18 + 1,250.00 = 58,411.18
Cash value at middle of policy year 3	= policy value + excess interest adjustment = 57,161.18 + 1,250.00 = 58,411.18

Upon full surrender of the policy, the minimum cash value will never by less than that required by the non-forfeiture laws of your state.

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. Please note the exponentiation represents the compounding of the interest rate.

On a partial surrender, the Company will pay the policyholder the full amount of surrender requested (as long as the policy value is sufficient). Amounts surrendered will reduce the policy value by an amount equal to:

R - E

R	=	the requested partial surrender
E	=	the excess interest adjustment

Excess Interest Adjustment Examples — (Continued)

Example 3 (Partial Surrender, rates increase by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of contract year 3	= 57,161.18 – 50,000.00 = 7,161.18
Excess interest adjustment
S= 20,000 –7,161.18 = 12,838.82
G= .055
C= .065
M= 30
Excess interest adjustment	= S * (G - C) * (M/12)
= 12,838.82 * (.055 - .065) * (30/12)
= - 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E)
= 57,161.18 - (20,000.00 - (-320.97)) = 36,840.21

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. Please note the exponentiation represents the compounding of the interest rate.

Example 4 (Partial Surrender, rates decrease by 1%):

Single premium:	$50,000.00
Guarantee period:	5 Years
Guarantee rate:	5.50% per annum
Partial surrender:	$20,000; middle of policy year 3 (this is represented by 2.5 in this example)
Policy value at middle of policy year 3	= 50,000.00 * (1.055) ^ 2.5 = 57,161.18
Adjustment free amount at middle of policy year 3	= 57,161.18 - 50,000.00 = 7,161.18
Excess interest adjustment
S= 20,000 –7,161.18 = 12,838.82
G= .055
C= .045
M= 30
Excess interest adjustment	= 12,838.82 * (.055 - .045) * (30/12)
= 320.97
Remaining policy value at middle of policy year 3	= 57,161.18 - (R - E)
= 57,161.18 - (20,000.00 – 320.97) = 37,482.15

Excess Interest Adjustment Examples — (Continued)

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal. Please note the exponentiation represents the compounding of the interest rate.

APPENDIX

DEATH BENEFIT

Adjusted Partial Surrender. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted partial surrender. The amount of the reduction depends on the relationship between your death benefit and policy value. The adjusted partial surrender is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the gross partial surrender;

(2)	is the value of the current death proceeds immediately prior to the gross partial surrender;

(3)	is the policy value immediately prior to the gross partial surrender.

The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.

Example 1 (Assumed Facts for Example)

Current guaranteed minimum death benefit before surrender	$75,000
Current policy value before surrender	$50,000
Current death proceeds	$75,000
Total Gross Partial Surrender	$15,494
Adjusted partial surrender = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after surrender) = 75,000 - 23,241	$51,759
New policy value (after surrender) = 50,000 - 15,494	$34,506

Summary:
Reduction in guaranteed minimum death benefit	=$	23,241
Reduction in policy value	=$	15,494

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value just prior to the surrender.

Death Benefit — (Continued)

Example 2 (Assumed Facts for Example)

Current guaranteed minimum death benefit before surrender	$50,000
Current policy value before surrender	$75,000
Current death proceeds	$75,000
Total Gross Partial Surrender	$15,556
Adjusted partial surrender = 15,556 * 75,000 / 75,000	$15,556
New guaranteed minimum death benefit (after surrender) = 50,000 - 15,556	$34,444
New policy value (after surrender) = 75,000 - 15,556	$59,444

Summary:
Reduction in guaranteed minimum death benefit	=$	15,556
Reduction in policy value	=$	15,556

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was higher than the guaranteed minimum death benefit just prior to the surrender.

Death Benefit — (Continued)

Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals. The difference between the two “Policy Value” columns is the fee for the guaranteed minimum death benefit.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB	Policy Value (Annual Step-up GMDB Elected)	Annual Step-Up GMDB
Issue	N/A	$100,000	$100,000	$100,000	$100,000	$100,000
1	-4%	$95,550	$95,400	$100,000	$95,200	$100,000
2	18%	$112,319	$112,000	$100.000	$111,574	$111,574
3	15%	$128,661	$128,128	$100,000	$127,418	$127,418
4	-7%	$119,076	$118,390	$100,000	$117,479	$127,418
5	2%	$120,922	$120,047	$100,000	$118,889	$127,418
6	10%	$132,470	$131,332	$100,000	$129,827	$129,827
7	14%	$150,420	$148,930	$100,000	$146,964	$146,964
8	-3%	$145,230	$143,569	$100,000	$141,379	$146,964
9	17%	$169,266	$167,114	$100,000	$164,283	$164,283
10	6%	$178,660	$176,138	$100,000	$172,826	$172,826

*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

APPENDIX

ADDITIONAL DEATH DISTRIBUTION RIDER — ADDITIONAL INFORMATION

The following example illustrates the Additional Death Distribution additional death benefit payable by this rider as well as the effect of a partial surrender on the Additional Death Distribution benefit amount. The annuitant is less than age 71 on the Rider Date.

Example 1

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$25,000
Gross Partial Surrenders after the Rider Date:	$30,000
Policy Value on date of Surrender:	$150,000
Rider Earnings on Date of Surrender (Policy Value on date of surrender – Policy Value on Rider Date – Premiums paid after Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $150,000 - $100,000 - $25,000 + 0):	$25,000
Amount of Surrender that exceeds Rider Earnings ($30,000 - $25,000):	$5,000
Base Policy Death Benefit on the date of Death Benefit Calculation:	$200,000
Policy Value on the date of Death Benefit Calculations:	$175,000
Rider Earnings (= Policy Value on date of Death Benefit Calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $175,000 - $100,000 - $25,000 + $5,000):	$55,000
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $55,000):	$22,000
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$222,000

Example 2

Policy Value on the Rider Date:	$100,000
Premiums paid after the Rider Date before Surrender:	$0
Gross Partial Surrenders after the Rider Date:	$0
Base Policy Death Benefit on the date of Death Benefit Calculation:	$100,000
Policy Value on the date of Death Benefit Calculations:	$75,000
Rider Earnings (= Policy Value on date of death benefit calculations – policy value on Rider Date – Premiums since Rider Date + Surrenders since Rider Date that exceeded Rider Earnings = $75,000 - $100,000 - $0 + $0):	$0
Additional Death Benefit Amount (= Additional Death Benefit Factor * Rider Earnings = 40%* $0):	$0
Total Death Benefit paid (=Base policy death benefit plus Additional Death Benefit Amount):	$100,000

APPENDIX

ADDITIONAL DEATH DISTRIBUTION+ RIDER - ADDITIONAL INFORMATION

Assume the Additional Death Distribution+ is added to a new policy opened with $100,000 initial premium. The annuitant is less than age 71 on the Rider Date. On the first and second Rider Anniversaries, the Policy Value is $110,000 and $95,000 respectively when the Rider Fees are deducted. The annuitant adds $25,000 premium in the 3rd Rider Year when the Policy Value is equal to $115,000 and then takes a withdrawal of $35,000 during the 4th Rider Year when the Policy Value is equal to $145,000. After 5 years, the Policy Value is equal to $130,000 and the death proceeds are equal to $145,000.

Example 1

Account Value on Rider Date (equals initial policy value since new policy)	$100,000
Additional Death Benefit during first Rider Year	$0
Rider Fee on first Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $110,000)	$605
Additional Death Benefit during 2nd Rider Year (= sum of total Rider Fees paid)	$605
Rider Fee on second Rider Anniversary (= Rider Fee * Policy Value = 0.55% * $95,000)	$522.50
Additional Death Benefit during 3rd Rider Year (= sum of total Rider Fees paid = $605 + $522.50)	$1,127.50
Rider Benefit Base in 3rd Rider Year prior to Premium addition (= Account Value less premiums added since Rider Date = $115,000 - $0)	$115,000
Rider Benefit Base in 3rd Rider Year after Premium addition (= $140,000 - $25,000)	$115,000
Rider Benefit Base in 4th Rider Year prior to withdrawal (= Account Value less premiums added since Rider Date = $145,000 - $25,000)	$120,000
Rider Benefit Base in 4th Rider Year after withdrawal = (Account Value less premiums added since Rider Date =$110,000 - $25,000)	$85,000
Rider Benefit Base in 5th Rider Year (= $130,000 - $25,000)	$105,000
Additional Death Benefit = Rider Benefit Percentage * Rider Benefit Base = 30% * $105,000	$31,500
Total Death Proceeds in 5th Rider Year (= base policy Death Proceeds + Additional Death Benefit Amount = $145,000 + $31,500)	$176,500

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT COMPARISON TABLE

Important aspects of the Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider, or the Retirement Income MaxSM Rider are summararized in the following chart.

Note: The Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider, or the Retirement Income MaxSM Rider and any additional options available under these riders, may vary for certain policies and may not be available for all policies; the Guaranteed Lifetime Withdrawal Benefit Riders may not be available in all states. You should consult with tax and financial professionals to determine which of these riders is appropriate for you.

Living Benefits Rider	Retirement Income ChoiceSM1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider
Benefit:	Benefit:	Benefit:	Benefit:

• Provides:	• Provides	• Provides:	• Provides:

(1)Guaranteed Minimum Accumulation Benefit (“GMAB”)—Ten years after you elect the rider (“guaranteed future value date”), your policy value will equal your guaranteed future value (calculated as described below). After that date, the guaranteed future value equals zero.

(2) Guaranteed Minimum Withdrawal Benefit (“GMWB”)—a maximum annual withdrawal amount (calculated as described below) regardless of your policy value; we account for withdrawals you take under the rider by applying two different withdrawal guarantees, “principal back,” for withdrawals of up to 7% of your total withdrawal base, or “for life,” for withdrawals up to 5% of your total withdrawal base.

(1)Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the Designated Investment Option or the Open Allocation Option that you select.

(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit (5% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a series of cash withdrawals (and payments from us, if necessary), which are based on a withdrawal percentage that is higher for a defined period and lower thereafter, regardless of the Designated Investment Option that you select.

(2) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select – if you invest in certain designated investment choices.

(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit (5% of the withdrawal base immediately before the rider anniversary) to the withdrawal base if no withdrawals have occurred during the preceding rider year.

(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider

• Upgrades:	• Upgrades:

(1) Before the annuitant’s 86th birthday, you can upgrade the total withdrawal base (for GMWB) and the guaranteed future value (for GMAB) by sending us written notice.

(2) If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).

You may request by sending us written notice. If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).If you have elected the joint life option under the rider, you cannot elect a manual upgrade if the annuitant or an annuitant’s spouse is 86 or older (unless state law requires a lower maximum age).

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider

	• Additional Options:	• Additional Options:	• Additional Options:

(1) Death Benefit Option— You may add an amount to the death benefit payable under the base policy.

(2) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

(3) Income EnhancementSM Option—If the rider has been in effect for at least 12 months, then you may elect to have your withdrawal percentage double if either the annuitant or the annuitant’s spouse, if the joint life option is elected, is confined in a hospital or nursing facility because of a medical necessity, and has been so confined for an “elimination period” (i.e., 180 days within the last 365 days).

You cannot elect this option if the qualifying person(s) is/are already confined in a hospital or nursing facility when the rider is elected. In addition, the increase to the withdrawal percentage stops when the qualifying person(s) is/are no longer confined.

(1) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

(1) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant’s spouse. The annuitant’s spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).

Availability:	Availability:	Availability:	Availability:

• 0 - 80 (unless state law requires a lower maximum issue age	• Younger than age 86 (unless state law requires a lower maximum issue age)	• At least 55 years old and not yet age 81 (unless state law requires a lower maximum issue age)	• Younger than age 86 (unless state law requires a lower maximum issue age)

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM 1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider
Charge: (1) 0.90% of total withdrawal base on each rider anniversary under the “principal back” withdrawal guarantee under the rider.

For riders issued on or after December 12, 2011.

Charges:

(1) for Base Benefit only—0.70% to 1.55% annually (single and joint life) of withdrawal base deducted on each rider quarter;

(2) Open Investment Option – 1.25% annually (single life and joint life) of withdrawal base deducted on each rider quarter;

(3) with Death Benefit Option— 0.25% annually (single life) or 0.20% (joint life) of withdrawal base deducted on each rider quarter, in addition to the base benefit fee;

(4) with Income EnhancementSM Option—0.30% (single life) or 0.50% (joint life) annually of withdrawal base deducted on each rider quarter, in addition to the base benefit fee.

For riders issued before December 12, 2011.

Charges:

(1) for Base Benefit only—0.45% to 1.40% annually (single and joint life) of withdrawal base deducted on each rider quarter;

(2) Open Investment Option – 1.20% annually (single life and joint life) of withdrawal base deducted on each rider quarter;

(3) with Death Benefit Option— 0.25% (single life) or 0.20% (joint life) annually of withdrawal base deducted on each rider quarter, in addition to the base benefit fee;

(4) with Income EnhancementSM Option—0.15% (single life) or 0.30% (joint life) annually of withdrawal base deducted on each rider quarter, in addition to the base benefit fee.

Charges: (1) 0.90% annually (single life and joint life) of withdrawal base deducted on each rider quarter.

For riders issued on or after December 12, 2011.

Charges:

(1) 1.25% annually (single life and joint life)of withdrawal base deducted on each rider quarter.

For riders issued before December 12, 2011.

Charges:

(1) 1.00% annually (single life and joint life) of withdrawal base deducted on each rider quarter.

Guaranteed Lifetime Withdrawal Benefit Comparison Table — (Continued)

Living Benefits Rider	Retirement Income ChoiceSM1.2 Rider	Income LinkSM Rider	Retirement Income MaxSM Rider

Investment Restrictions:	Investment Restrictions:	Investment Restrictions:	Investment Restrictions:

•         Portfolio Allocation Method(“PAM”)—We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.

•         Designated Investment option—You must allocate 100% of your policy value to one or more investment options that we designate.

•         Open Investment option (“OA”) – We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.

		• Designated Investment option—You must allocate 100% of your policy value to one or more investment options that we designate.	• You must allocate 100% of your policy value to one or more investment options that we designate.

APPENDIX

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS

The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.

GUARANTEED MINIMUM ACCUMULATION BENEFIT

Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:

1)	the gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount of gross partial withdrawal;

B	is the policy value immediately prior to the gross partial withdrawal; and

C	is the guaranteed future value immediately prior to the gross partial withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.

EXAMPLE 1:

Assumptions:

Policy value prior to withdrawal (“PV”) = $90,000

Guaranteed future value prior to withdrawal (“GFV”) = $100,000

Gross withdrawal amount (“WD”) = $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $90,000) * $100,000 = $11,111.11

Step Two. Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?

$11,111.11 pro rata amount

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $11,111.11 = $88,888.89

Result. If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

EXAMPLE 2:

Assumptions:

PV = $120,000

GFV= $100,000

WD= $10,000

Step One. What is the pro rata value of the amount withdrawn?

1.	Formula is (WD / PV) * GFV = pro rata amount

2.	($10,000 / $120,000) * $100,000 = $8,333.33

Step Two. Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?

$10,000 withdrawal

Step Three. After the withdrawal is taken, what will be new guaranteed future value?

$100,000 - $10,000 = $90,000

Result. If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Minimum remaining withdrawal amount (“MRWA”)

2.	Total withdrawal base (“TWB”)

3.	Maximum annual withdrawal amount (“MAWA”)

EXAMPLE 1 (7% “PRINCIPAL BACK”):

Assumptions:

TWB = $100,000

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $7,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)

2.	$100,000 - $7,000 = $93,000.

Result. In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.

EXAMPLE 2 (7% “PRINCIPAL BACK”):

Assumptions:

TWB = $100,000

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

MRWA = $100,000

7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)

WD = $8,000

EWD = $1,000 ($8,000 - $7,000)

PV = $90,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $8,000 - $7,000 = $1,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)

2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?

$1,120.48 pro rata amount

Step Four. What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48

2.	$100,000 - $8,120.48 = $91,879.52

Result. The “principal back” minimum remaining withdrawal amount is $91,879.52.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).

New “principal back” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments

2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

Step Three. Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?

$1,204.82 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,204.82 = $98,795.18

Result. The new “principal back” total withdrawal base is $98,795.18

New “principal back” maximum annual withdrawal amount:

Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “principal back” maximum annual withdrawal amount?

$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66

Result. Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.

EXAMPLE 3 (5% “FOR LIFE”):

Assumptions:

TWB = $100,000

MRWA = $100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD = $5,000

Excess withdrawal (“EWD”) = None

PV = $100,000

You = Owner and Annuitant (Age 60)

Step One. Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?

No. There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).

2.	$100,000 - $5,000 = $95,000.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

EXAMPLE 4 (5% “FOR LIFE”):

Assumptions:

TWB	=	$100,000

MRWA	=	$100,000

5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)

WD	=	$7,000

EWD	=	$2,000 ($7,000 - $5,000)

PV	=	$90,000

You	=	Owner and Annuitant (Age 60)

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?

Yes. $7,000 - $5,000 = $2,000 (the excess withdrawal amount)

Step Two. Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)

2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?

$2,235.29 pro rata amount

Step Four. What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29

2.	$100,000 - $7,235.29 = $92,764.71

Result. The “for life” minimum remaining withdrawal amount is $92,764.71.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New “for life” total withdrawal base:

Step One. The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $2,352.94 = $97,647.06

Result. The new “for life” total withdrawal base is $97,647.06

New “for life” maximum annual withdrawal amount:

Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new “for life” maximum annual withdrawal amount?

$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

APPENDIX

PAM METHOD TRANSFERS

To make the Living Benefits Rider available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the PAM Subaccount. We determine the amount and timing of PAM Method transfers between the investment options and the PAM Subaccount according to a mathematical model.

The mathematical model is designed to calculate how much of your policy value should be allocated to the PAM Subaccount. Based on this calculation, transfers into or out of the PAM Subaccount will occur (subject to the previously disclosed thresholds). The formula is:

Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e	=	Base of the Natural Logarithm

NormDist	=	Cumulative Standard Normal Distribution

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln	=	Natural Logarithm Function

G	=	Guarantee Ratio

R	=	Rate

F	=	Fees

V	=	Volatility

T	=	Time

After calculating d1, the percent of policy value required in the PAM Subaccount can be calculated. Once calculated, appropriate transfers into or out of the PAM Subaccount will occur (subject to the thresholds).

Following is a brief discussion of the values used in the formula.

The POLICY VALUE includes the value in both the investment options and in the PAM Subaccount.

The GUARANTEE RATIO is the policy value divided by 7% “Principal Back” Minimum Remaining Withdrawal Amount.

PAM METHOD TRANSFERS — (Continued)

The RATE is the interest rate used for the PAM Method. It is based on a long-term expectation based on historical interest rates and may vary over time.

The FEES is an approximation of average policy fees and charges associated with policies that have elected the Living Benefits Rider. This value may change over time.

The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.

The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.

The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE PAM SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the PAM Subaccount.

The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.

The NATURAL LOGARITHM function for a given value, computes the power to which must be raised, in order to result in that value. Here, is the base of the natural logarithms, or approximately 2.718282.

Example: Day 1: Policy Value Declines by 10%

For purposes of this example we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000 producing a guarantee ratio of 90% ($90,000/$100,000). We will also assume:

Guarantee Ratio = 90%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

First we calculate d1.

d1    =    [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1    =    [ln(.90)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1    =    .658832

PAM METHOD TRANSFERS — (Continued)

Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.

Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1-NormDist(d1))

X= (2.718282 ^ -.03 * 20) * (1 – NormDist(.658832))

X = 13.9948%

Therefore, 13.9948% of the policy value is transferred to the PAM Subaccount, resulting in a total transfer of $12,595.32.

Day 2: Policy Value Recovers to 105% of Initial Value after the 10% Decline

For purposes of this example we will assume that after the policy value declined to $90,000 it recovered the next day to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000). We will also assume:

Guarantee Ratio = 105%

Rate = 4.5%

Volatility = 10%

Fees = 3%

Time = 20

First we calculate d1.

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1	=	[ln(1.05)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1	=	1.003524

Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.

Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1)) X= (2.718282 ^ -.03 * 20) * (1 – NormDist(1.003524)) X = 8.6605%

While the mathematical model would suggest we transfer only a portion of the policy value in the PAM Subaccount into your investment options (leaving 8.6605% in the PAM Subaccount), all of the policy value in the PAM Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%, then your policy value is greater than or equal to the value of the guarantee and there is no current need for any policy value to be allocated to the PAM Subaccount.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME CHOICESM 1.2 RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Rider Withdrawal Amount (“RWA”) = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB	=	$100,000

RWA	=	5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD	=	$7,000

EWD	=	$2,000 ($7,000 - $5,000)

PV	=	$90,000

You	=	owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,353

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,353 pro rata amount? $2,353 pro rata amount.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$100,000 - $2,353 = $97,647

Result. The new withdrawal base is $97,647

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,647 (the adjusted withdrawal base) * 5% = $4,882

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $4,882.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + ..05) ^ 8 = $147,745

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the withdrawal base does not change.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You (if you elected RIC 1.2) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

Rider Death Benefit (“RDB”) (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base) GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $7,387 (there is no excess to deduct)

2.	$100,000 - $7,387 = $92,613.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the total withdrawal base does not change and the rider death benefit reduces to $92,613.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 61 on rider issue; age 74 at time withdrawals begin, which means withdrawal percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

GPWD = $15,000

EWD = $6,856 ($15,000 - $8,144)

PV = $90,000 in 10 years

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $15,000 - $8,144 = $6,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2.	($6,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $7,694

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $7,694 pro rata amount?

$7,694 pro rata amount.

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $7,694 (pro rata excess) = $15,838

2.	$100,000 - $15,838 = $84,162.

Result. The rider benefit is $84,162.

Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced.

New benefit base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD/(PV - 5% withdrawal)) * WB before any adjustments

2.	($6,856 / ($90,000 - $8,144)) * $162,889 = $13,643

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $13,643 pro rata amount?

$13,643 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$162,889 - $13,643 = $149,246

Result. The new benefit base is $149,246

Guaranteed Lifetime Withdrawal Benefit — (Continued)

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% benefit percentage guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$149,246 (the adjusted withdrawal base) * 5% = $7,462

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the benefit base is $7,462.

APPENDIX

OA METHOD TRANSFERS

To make the Retirement Income ChoiceSM 1.2 Benefit available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the OA Subaccount. We determine the amount and timing of OA Method transfers between the investment options and the OA Subaccount according to a mathematical model.

The mathematical model is designed to calculate how much of your policy value should be allocated to the OA Subaccount. Based on this calculation, transfers into or out of the OA Subaccount will occur (subject to the previously disclosed thresholds). The formula is:

Percent of Policy Value required in OA Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))

where:

e	=	Base of the Natural Logarithm

NormDist	=	Cumulative Standard Normal Distribution

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

In order to calculate the percent of policy value required in the OA Subaccount, we must first calculate d1:

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

where:

ln	=	Natural Logarithm Function

G	=	Guarantee Ratio

R	=	Rate

F	=	Fees

V	=	Volatility

T	=	Time

After calculating d1, the percent of policy value required in the OA Subaccount can be calculated. Once calculated, appropriate transfers into or out of the OA Subaccount will occur (subject to the thresholds).

Following is a brief discussion of the values used in the formula.

The POLICY VALUE includes the value in both the investment options and in the OA Subaccount.

The GUARANTEE RATIO is the policy value divided by the greater of (1) premiums minus any adjusted partial withdrawals or (2) present value of rider withdrawal amount (the present value of the rider amount looks at the sum of the expected lifetime payments discounted using a factor of 5.5).

OA METHOD TRANSFERS — (Continued)

The RATE is the interest rate used for the OA Method. It is based on a long-term expectation based on historical interest rates and may vary over time.

The FEES is an approximation of average policy fees and charges associated with policies that have elected the RIC 1.2 rider. This value may change over time.

The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.

The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.

The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE OA SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the OA Subaccount.

The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.

The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.

Example:

Day 1: Policy Value Declines by 10%

For purposes of this example, we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000, producing a guarantee ratio of 90% ($90,000/$100,000) and invoking an OA transfer. We will also assume:

Guarantee Ratio	=	90%

Rate	=	4.5%

Volatility	=	10%

Fees	=	3%

Time	=	20

Percentage of policy value in fixed account	=	15%

Maximum percentage of policy value in OA Subaccount at time of transfer	=	20%

First we calculate d1.

OA METHOD TRANSFERS — (Continued)

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1	=	[ln(.90)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1	=	.658832

Using the value we just calculated for d1, we can now calculate the percent of policy value required in the OA Subaccount.

Percent of Policy Value desired in OA Subaccount (or DOA) = min(MAX2OA%, e-Dividend*Time *(1-NormDist(d1)))

DOA	=	min(.20, (2.718282 ^ -.03 * 20) * (1 – NormDist(.658832)))

DOA	=	min(20%, 13.9948%)

DOA	=	13.9948%

This percentage gets adjusted if either there is money already in the OA Subaccount or if there is money in the fixed account. When the GR% crosses the lower threshold as in this situation, the ultimate OA transfer percentage is calculated as follows:

X	=	max (0, DOA - (OA% + FA% / 3)

X	=	max (0, 13.9948% - (0% + 15% / 3)

X	=	max (0, 13.9948% - 5%)

X	=	8.9948%

Therefore, 8.9948% of the policy value is transferred to the OA Subaccount, resulting in a total transfer of $8,095.32.

Day 2: Policy Value Recovers to 95% of Initial Value after the 10% Decline

For purposes of this example we will assume that after the policy value declined to $90,000, it recovered the next day to $95,000 producing a guarantee ratio of 95% ($95,000/$100,000) and invoking an OA transfer. We will also assume:

Guarantee Ratio	=	95%

Rate	=	4.5%

Volatility	=	10%

Fees	=	3%

Time	=	20

Percentage of policy value in fixed account	=	14%

Maximum percentage of policy value in OA Subaccount at time of transfer	=	20%

Percentage of policy value in OA Subaccount	=	8%

First we calculate d1.

OA METHOD TRANSFERS — (Continued)

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1	=	[ln(.95)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1	=	.779732

Using the value we just calculated for d1, we can now calculate the percent of policy value required in the OA Subaccount.

Percent of Policy Value desired in OA Subaccount (or DOA) = min(MAX2OA%, e-Dividend*Time *(1 - NormDist(d1)))

DOA	=	min(.20, (2.718282 ^ -.03 * 20) * (1 – NormDist(.779732)))

DOA	=	min(20%, 11.9517%)

DOA	=	11.9517%

This percentage gets adjusted if either there is money already in the OA Subaccount or if there is money in the fixed account. When the GR% crosses the upper threshold as in this situation, the ultimate OA transfer percentage is calculated as follows:

X	=	min (OA%, max(0, OA% + FA% / 3 - DOA%))

X	=	min(8%, max(0, 8% + 14% / 3 - 11.9517%))

X	=	min(8%, max(0, 0.714967%))

X	=	0.714967%

Therefore, due to the policy value recovery, 0.714967% of the policy value will be transferred out of the OA Subaccount pro rata back into their current investment options, resulting in a total transfer of $679.22.

Day 3: Policy Value further recovers to 105% of Initial Value

For purposes of this example we will assume that after the policy value recovered to $95,000, it further recovered the next day to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000) and invoking an OA transfer. We will also assume:

Guarantee Ratio	=	105%

Rate	=	4.5%

Volatility	=	10%

Fees	=	3%

Time	=	20

Percentage of policy value in fixed account	=	13%

Maximum percentage of policy value in OA Subaccount at time of transfer	=	20%

Percentage of policy value in OA Subaccount	=	6%

OA METHOD TRANSFERS — (Continued)

First we calculate d1.

d1	=	[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]

d1	=	[ln(1.05)+(.045 – .03 +.5*.10 ^ 2)* 20]/[.10 * 20^.5]

d1	=	1.003524

Using the value we just calculated for d1, we can now calculate the percent of policy value required in the OA Subaccount.

Percent of Policy Value desired in OA Subaccount (or DOA) = min(MAX2OA%, e-Dividend*Time *(1 - NormDist(d1)))

DOA	=	min(.20, (2.718282 ^ -.03 * 20) * (1 – NormDist(1.003524)))

DOA	=	min(20%, 8.6605%)

DOA	=	8.6605%

This percentage gets adjusted if either there is money already in the OA Subaccount or if there is money in the fixed account. When the GR% crosses the upper threshold as in this situation, the ultimate OA transfer percentage is calculated as follows:

X	=	min (OA%, max(0, OA% + FA% / 3 - DOA%))

X	=	min(6%, max(0, 6% + 13% / 3 - 8.6605%))

X	=	min(6%, max(0, 1.67283%))

X	=	1.67283%

While the mathematical model would suggest we transfer only a portion of the policy value in the OA Subaccount into your investment options (leaving 4.32717% (6% - 1.67283%) in the OA Subaccount), all of the policy value in the OA Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%, then your policy value is greater than or equal to the value of the guarantee and there is no current need for any policy value to be allocated to the OA Subaccount.

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL

BENEFIT ADJUSTED PARTIAL SURRENDERS - INCOME LINKSM RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Income LinkSM Rider Systematic Withdrawals (“ILSW”)

Withdrawal Base. Income LinkSM rider systematic withdrawals (and certain minimum required distributions) will not reduce the withdrawal base. Non-Income LinkSM rider systematic withdrawals (and minimum required distributions calculated other than as provided for in the rider or not taken via a systematic withdrawal program) will reduce the withdrawal base by an amount equal to the greater of:

1)	the amount of the non-Income LinkSM rider systematic withdrawal (or non-qualifying minimum required distribution); and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the amount in 1 above;

B	is the policy value prior to the withdrawal; and

C	is the withdrawal base prior to the withdrawal.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Assumptions:

WB = $100,000

RWA = 6% withdrawal would be $6,000 (6% of the current $100,000 withdrawal base)

ILSW = $500 per month

Non-ILSW = $10,000 (taken after the eighteenth monthly Income LinkSM rider systematic withdrawal)

PV = $90,000

Assumes single life withdrawal option of 6% for 6 years and 4% thereafter has been elected. Non-Income LinkSM rider systematic withdrawal occurs during the second Income LinkSM rider withdrawal year (which means the withdrawal percentage is 6%).

Result. For the guaranteed lifetime withdrawal benefit, because there was a non-Income LinkSM rider systematic withdrawal, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount and Income LinkSM rider systematic withdrawal amount calculated.

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the amount of the non-Income LinkSM rider systematic withdrawal or the pro rata amount, if greater.

Guaranteed Lifetime Withdrawal Benefit — (Continued)

Step Two. Calculate how much the withdrawal base is affected by the non-Income LinkSM rider systematic withdrawal.

1.	The formula is (Non-ILSW / (PV before withdrawal)) * WB before any adjustments

2.	($10,000 / ($90,000)) * $100,000 = $11,111

Step Three. Which is larger, the actual $10,000 non-Income LinkSM rider systematic withdrawal or the $11,111 pro rata amount?

$11,111 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$100,000 - $11,111 = $88,889

Result. The new withdrawal base is $88,889. Please note the percentage reduction in the withdrawal base is used in calculating the revised RWA and ILSW.

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the non-Income LinkSM rider systematic withdrawal) we have to calculate a new (remaining) rider withdrawal amount. This calculation assumes no more non-Income LinkSM rider systematic withdrawal activity prior to the next Income LinkSM rider withdrawal year.

Question: What is the new (remaining) rider withdrawal amount for the remainder of the Income LinkSM rider withdrawal year?

$3,000 (the remaining rider withdrawal amount) - ($3000*11.11%) = $2,667

Result. Going forward, the maximum you can take out in a benefit year without causing a negative withdrawal base adjustment and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $5,333.

New Income LinkSM rider systematic withdrawal amount:

Because the withdrawal base was adjusted (due to the non-Income LinkSM rider systematic withdrawal) we have to calculate a new Income LinkSM rider systematic withdrawal amount. This calculation assumes no more non-Income LinkSM rider systematic withdrawal activity prior to the next Income LinkSM rider withdrawal year.

Question: What is the new Income LinkSM rider systematic withdrawal amount?

$500 (the old Income LinkSM rider systematic withdrawal amount) - ($500*11.11%) = $444

Result. Going forward (until the seventh Income LinkSM rider withdrawal year), the Income LinkSM rider systematic withdrawal amount (assuming there are no future automatic step-ups) is $444

APPENDIX

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME MAXSM RIDER

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Rider Withdrawal Amount (“RWA”) = 5.3% withdrawal would be $5,300 (5.3% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,300

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000 (PV after GPWD = $94,700)

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5.3%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,300 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,300, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5.3% withdrawal would be $5,300 (5.3% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $1,700 ($7,000 - $5,300)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5.3%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,300, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,300 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5.3% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5.3% withdrawal)) * WB before any adjustments
2.	($1,700 / ($90,000 - $5,300)) * $100,000 = $2,007.08

Step Three. Which is larger, the actual $1,700 excess withdrawal or the $2,007.08 pro rata amount?

$2,007.08 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$100,000 -$2,007.08 = $97,992.92

Result. The new withdrawal base is $97,992.92

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5.3% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,992.92 (the adjusted withdrawal base) * 5.3% = $5,193.62

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $5,193.62.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken.

WB in 8 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 8 = $147,745.54

RWA = 5.3% withdrawal beginning 8 years from the rider date would be $7,830.51 (5.3% of the then-current $147,745.54 withdrawal base)

GPWD = $7,830.51

EWD = None

PV = $90,000 in 8 years

You = owner and annuitant, age 63 on rider issue; age 71 at time withdrawals begin, which means Withdrawal Percentage is 5.3%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,830.51 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,830.51, the withdrawal base does not change.

Example 4 (Minimum Required Distribution “MRD”):

WB= $100,000

Automatic Step-up and growth never occur.

RWA for rider year beginning July 1, 2010 = 5.3% withdrawal would be $5,300 (5.3% of the current $100,000 withdrawal base).

MRD for 2010 = $6,000 (calculated as set forth in the rider)

MRD for 2011 = $6,500 (calculated as set forth in the rider)

GPWD on February 1, 2011 = $6,500

EWD = $500

Question: Is any portion of the withdrawal greater than the rider withdrawal amount or the minimum required withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the RWA ($5,500) or MRD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500 - 6,000 = 500). Please note, even though the withdrawal occurred in 2011, the MRD for 2011 does not become part of the RWA calculation until July 1, 2011 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example ofhow the new withdrawal base and new rider withdrawal amount are calculated.

APPENDIX

HYPOTHETICAL EXAMPLE OF THE WITHDRAWAL BASE CALCULATION -

RETIREMENT INCOME MAXSM RIDER

The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income MaxSM rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values.

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment		Withdrawal		Excess WB Adjustment		Growth Amount		High MonthiversarySM Value		Withdrawal Base		Rider Withdrawal Amount
	$100,000	$		$		$		$			$100,000	$100,000			$6,300
1	$102,000	$		$		$		$			$102,000	$100,000			$6,300
1	$105,060	$		$		$		$			$105,060	$100,000			$6,300
1	$107,161	$		$		$		$			$107,161	$100,000			$6,300
1	$110,376	$		$		$		$			$110,376	$100,000			$6,300
1	$112,584	$		$		$		$			$112,584	$100,000			$6,300
1	$115,961	$		$		$		$			$115,961	$100,000			$6,300
1	$118,280	$		$		$		$			$118,280	$100,000			$6,300
1	$121,829	$		$		$		$			$121,829	$100,000			$6,300
1	$124,265	$		$		$		$			$124,265	$100,000			$6,300
1	$120,537	$		$		$		$			$124,265	$100,000			$6,300
1	$115,716	$		$		$		$			$124,265	$100,000			$6,300
1	$109,930	$		$		$			$105,000		$124,265	$124,265	[1]		$7,829
2	$112,129	$		$		$		$			$112,129	$124,265			$7,829
2	$115,492	$		$		$		$			$115,492	$124,265			$7,829
2	$117,802	$		$		$		$			$117,802	$124,265			$7,829
2	$121,336	$		$		$		$			$121,336	$124,265			$7,829
2	$124,976	$		$		$		$			$124,976	$124,265			$7,829
2	$177,476		$50,000	$		$		$			$177,476	$174,265			$10,979
2	$175,701	$		$		$		$			$177,476	$174,265			$10,979
2	$172,187	$		$		$		$			$177,476	$174,265			$10,979
2	$167,022	$		$		$		$			$177,476	$174,265			$10,979
2	$163,681	$		$		$		$			$177,476	$174,265			$10,979
2	$166,955	$		$		$		$			$177,476	$174,265			$10,979
2	$170,294	$		$		$			$182,979		$177,476	$182,979	[2]		$11,528
3	$166,888	$		$		$		$			$166,888	$182,979			$11,528
3	$171,895	$		$		$		$			$171,895	$182,979			$11,528
3	$173,614	$		$		$		$			$173,614	$182,979			$11,528
3	$178,822	$		$		$		$			$178,822	$182,979			$11,528
3	$175,246	$		$		$		$			$178,822	$182,979			$11,528
3	$151,741	$			$20,000		$9,676	$		$		$173,303		$
3	$154,775	$		$		$		$		$		$173,303		$
3	$159,419	$		$		$		$		$		$173,303		$

Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount	High MonthiversarySM Value	Withdrawal Base		Rider Withdrawal Amount
3	$161,013	$	$	$	$	$	$173,303		$
3	$165,843	$	$	$	$	$	$173,303		$
3	$174,135	$	$	$	$	$	$173,303		$
3	$181,101	$	$	$	$	$	$181,101	[1]		$11,409

(1)	Automatic Step Up Applied
(2)	Growth Applied

APPENDIX

INCOME SELECTSM FOR LIFE RIDER - NO LONGER AVAILABLE FOR NEW SALES

If you elected to purchase the optional Income SelectSM for Life Rider which provides you with a guaranteed lifetime withdrawal benefit if you invest only in certain designated investment choices. This rider is available during the accumulation phase.

The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Income SelectSM for Life Rider for a qualified policy.

Income SelectSM for Life - Base Benefit

This benefit is intended to provide a level of cash withdrawals and payments from us, if necessary, regardless of the performance of the designated investment choices you select. If you elected this benefit you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the maximum annual withdrawal amount each calendar year, starting with the calendar year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s (or the annuitant’s younger spouse if the joint life option is elected) death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, and Additional Death Payment Option - Minimum Remaining Withdrawal Amount, below). All withdrawals before the annuitant (or the annuitant’s surviving spouse if the joint life option is elected) is age 59 are excess withdrawals: a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, but that after ten years your policy value has declined to $90,000 solely because of negative investment performance. You could still receive up to $5,000, which is the applicable income benefit percentage 5.0% multiplied by the total withdrawal base of $100,000, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, and that you do not withdraw more than the maximum annual withdrawal amount in any one year.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $7,000 when you are 66 years old. That excess withdrawal decreases your future maximum annual withdrawal amount to $4,882.35.

See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Income SelectSM for Life Rider” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•	If you elect this rider, then you cannot also elect the Double Enhanced Death Benefit.

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each calendar year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Any withdrawal in excess of the maximum annual withdrawal amount is an excess withdrawal.

•	An excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount on an equal to or greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your minimum remaining withdrawal amount.

•	Upon the death of the annuitant, the Income SelectSM for Life Rider terminates and there are no more additional guaranteed withdrawals.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Maximum Annual Withdrawal Amount. You can withdraw up to the maximum annual withdrawal amount in any calendar year (after age 59) without causing an excess withdrawal. See “Total Withdrawal Base Adjustments” and “Minimum Remaining Withdrawal Amount Adjustments” below.

The maximum annual withdrawal amount is zero if the annuitant or younger of annuitant and annuitant’s spouse if joint life option is elected) is not 59 years old on the date that the rider is elected (the “rider date”) and remains zero until the first day of the calendar year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, the maximum annual withdrawal amount in the calendar year the rider is elected is equal to the income benefit percentage of the total withdrawal base prorated based on the number of days from the rider date to the end of the calendar year. Thereafter, the maximum annual withdrawal amount for each subsequent calendar year is equal to the income benefit percentage (see below) of the total withdrawal base.

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the maximum annual withdrawal amount for that calendar year (and each subsequent calendar year) is equal to the greater of:

•	the maximum annual withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years). An amount not calculated as set forth above cannot be used as the maximum annual withdrawal amount.

You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value; however, once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•	The maximum annual withdrawal amount described above is based on calendar years, not rider or policy years.

•

If the rider is added prior to the annuitant’s 59th birthday, the maximum annual withdrawal amount will be zero until the beginning of the calendar year (January 1st) after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a calendar year for withdrawal in a future calendar year. This means that if you do not take the maximum annual withdrawal amount during a calendar year, you cannot take more than the maximum annual withdrawal amount in the next calendar year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

Income Benefit Percentage. We use the income benefit percentage to calculate the maximum annual withdrawal amount. The income benefit percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the January 1st immediately following the annuitant’s 59th birthday (or if the joint life option is elected, the 59th birthday of the younger of the annuitant or the annuitant’s spouse). The income benefit percentage is as follows:

Age at time of first withdrawal	Income Benefit Percentage
59-64	4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80-84	6.5%
85-89	7.0%
90-94	7.5%
≥95	8.0%

Please note that once established at the time of the first withdrawal on or after the January 1st immediately following the 59th birthday of the annuitant (or if the joint life option is elected, of the younger of the annuitant or the annuitant’s spouse), the income benefit percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). After the rider date, the total withdrawal base is equal to the total withdrawal base on the rider date, plus subsequent premium payments, less subsequent total withdrawal base adjustments (described below).

Please note:

•

We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the total withdrawal base is generally equal to the policy value on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

Total Withdrawal Base Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) will reduce the total withdrawal base by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value) possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Income SelectSM for Life Rider” below for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the total withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Designated Investment Choices. If you elected the Income SelectSM for Life Rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

TA AEGON Money Market - Service Class

TA Asset Allocation - Conservative - Service Class

TA Asset Allocation - Moderate - Service Class

TA Asset Allocation - Moderate Growth - Service Class

TA International Moderate Growth - Service Class

TA Multi-Managed Balanced - Service Class

Fixed Account

Please note:

•

If you elected this rider, you may transfer amounts among the designated choices; however, you cannot transfer any amount to any other subaccount. After the first anniversary of the rider date (the “rider anniversary”), you can terminate this rider. Terminating the rider will result in losing all your benefits under this rider. Starting the next business day, you may transfer to a non-designated choice.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Upgrades. You can upgrade the total withdrawal base to the policy value after the first rider anniversary by sending us written notice (we reserve the right to limit your upgrade election to a 30-day period following each rider anniversary) as long as you are younger than the maximum rider issue age. At this time the minimum remaining withdrawal amount and maximum annual withdrawal amount will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage (which may be higher than your current rider fee percentage) and growth rate, if any. The new rider date will be the date the Company receives all necessary information.

Income SelectSM for Life - Additional Options

The following options are available with the Income SelectSM for Life Rider (the options are not mutually exclusive):

•	Growth

•	Additional Death Payment

•	Joint Life

There is an additional fee for each option. You can elect any combination of options.

1. Growth Option. If you elected the Income SelectSM for Life Rider, you can also elect an accumulating total withdrawal base during the growth period.

Growth Period. The growth period begins on the rider date and ends at the earlier of the first withdrawal or the tenth rider anniversary.

Total Withdrawal Base. The total withdrawal base during the growth period is equal to:

•	the total withdrawal base on the rider date; plus

•	premiums added during the growth period;

•	accumulated at an annual effective rate of 5% (the accumulation stops at the end of the growth period).

The total withdrawal base after the growth period is equal to:

•	the total withdrawal base at the end of the growth period; plus

•	any premiums added after the growth period; less

•	any adjustments for withdrawals (as described under “Total Withdrawal Base Adjustments” above) including the withdrawal, if any, which ended the growth period.

Please note:

•	Taking a withdrawal stops the growth. Therefore, please consider your need to make withdrawals when deciding whether to add the growth option.

•	The minimum remaining withdrawal amount does not accumulate.

•	This option does not provide for or guarantee any growth in the policy value.

2. Additional Death Payment Option. If you elected the Income SelectSM for Life Rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the death of the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the minimum remaining withdrawal amount over the base policy death benefit. Please note: The greater the death benefit payable under any guaranteed minimum death benefit option you have also elected, the more likely it is that an additional death benefit will not be payable under this rider option.

Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the minimum remaining withdrawal amount is equal to:

•	the minimum remaining withdrawal amount on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Minimum Remaining Withdrawal Amount Adjustments” below).

Minimum Remaining Withdrawal Amount Adjustments. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount on a dollar-for-dollar basis. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value) possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Income SelectSM for Life Rider” below for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments.

Please note:

•

The greater the difference between the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•	Excess withdrawals may eliminate the additional death benefit available with the Income SelectSM for Life Rider.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, no additional amount is payable. If the policy is not continued, the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the maximum annual withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

•	No additional death benefit is payable if the base policy death benefit (including any guaranteed minimum death benefit, if applicable) exceeds the minimum remaining withdrawal amount.

3. Joint Life Option. If you elected the Income SelectSM for Life Rider, you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (if the annuitant’s spouse continues the policy).

Please note:

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elected this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elected this option.

4. Income EnhancementSM Option. If you elected this rider, you can also elect to have your withdrawal percentage double if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, due to a medical necessity in a hospital or nursing facility due to physical or cognitive ailments. Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”) and confinement must meet the elimination period of 180 days within the last 365 days. The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income EnhancementSM Option if the qualifying person or persons is/are already admitted to a hospital or already reside in a nursing facility.

•	Confinement must be prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	The hospital and/or nursing facility must meet the criteria listed below to qualify for the benefit.

•	You cannot elect the Income EnhancementSM Option if you are confined in an assisted living facility or a residential care facility.

A Qualifying Hospital must meet the following criteria:

•	It is operated pursuant to the laws of the jurisdiction in which it is located;

•	It is operated primarily for the care and treatment of sick and injured persons on an inpatient basis;

•	It provides 24-hour nursing service by or under the supervision of registered graduate professional nurses;

•	It is supervised by a staff of one or more licensed physicians; and

•	It has medical, surgical and diagnostic facilities or access to such facilities.

A Qualifying Nursing Facility must meet the following criteria:

•	It is operated pursuant to the laws and regulations of the state in which it is located as a nursing facility or Alzheimer’s disease facility;

•	It provides care performed or supervised by a registered graduate nurse;

•	It provides room and board accommodations; and

•	Will provide 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis.

•	It has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician; and

•	It maintains a clinical record of each patient.

A Qualifying Nursing Facility does not include:

•	Assisted living facilities or residential care facilities;

•	A place primarily for treatment of mental or nervous disorders, drug addiction or alcoholism;

•	A home for the aged, a rest home, community living center or a place that provides domestic, resident, retirement or educational care;

•	Personal care homes, personal care boarding homes, residential or domiciliary care homes;

•	A rehabilitation hospital or basic care facilities;

•	Adult foster care facilities, congregate care facilities, family and group living assisted living facilities; or

•	Other facilities similar to those described above.

We will require confirmation of confinement in a qualifying hospital or a qualifying nursing facility while benefit payouts are being received. Confirmation of that confinement will be attained and approved by completing our “Income EnhancementSM Election and Proof of Confinement Questionnaire” form. This form requires additional proof of confinement which may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us which may include information from third party or company interviews and/or visits of the facility. If it is determined that the qualifying individual was not confined in an eligible facility as defined above and has received payments under the Income EnhancementSM Option, those payments could be considered an excess withdrawal and have a negative effect on the rider values. If confinement ceases, you may re-qualify by satisfying another 180-day elimination period requirement.

Income SelectSM for Life Rider and Additional Option Fees. A rider fee, 0.40% (for single life) or 0.60% (for joint life) of the total withdrawal base on each rider anniversary is charged annually prior to annuitization for the base benefit. If you elected options with the Income SelectSM for Life Rider, then, before annuitization, you will be charged annually an additional rider fee for each option you elect, which fee is also a percentage of the total withdrawal base on each rider anniversary, and is in addition to the rider fee for the base benefit. The additional fees are as follows:

Option	Single Life Option	Joint Life Option
Growth	0.25%	0.50%
Additional Death Payment	0.25%	0.20%
Income EnhancementSM	0.15%	0.30%

We will also deduct any rider fee pro rata upon full surrender of the policy or other termination of the rider. The rider fee(s) is deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Please note. Because the rider fee is a percentage of your total withdrawal base on each rider anniversary, the fee can be substantially more than 0.40% (single life) or 0.60% (joint life) of your policy value if that total withdrawal base is higher than your policy value.

Income SelectSM for Life Rider Issue Requirements

The Company will not issue the Income SelectSM for Life Rider unless:

•	the annuitant is not yet age 81 (the limit may be lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is (1) a joint owner along with the annuitant or (2) the sole primary beneficiary (and there is no joint owner).

Termination

The Income SelectSM for Life Rider and any additional options will terminate upon the earliest of the following:

•	the date we receive written notice from you requesting termination of the Income SelectSM for Life Rider (you may not terminate the rider before the first rider anniversary);

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your mandatory annuitization date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your maximum annual withdrawal amount);

•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value ot zero; or

•	termination of your policy.

Please note: This feature terminates upon annuitization and there is a mandatory annuitization date. If you have reached your mandatory annuitization date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your maximum annual withdrawal amount.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS - INCOME SELECTSM FOR LIFE RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total withdrawal base (“TWB”)

2.	Maximum annual withdrawal amount (“MAWA”)

3.	Minimum remaining withdrawal amount (“MRWA”)

Total Withdrawal Base. Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the total withdrawal base prior to the withdrawal of the excess amount.

Minimum Remaining Withdrawal Amount. Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

EXAMPLE 1 (INCOME SELECTSM WITH GROWTH AND ADDITIONAL DEATH PAYMENT OPTIONS):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

5% Withdrawal (“WD”) beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $8,144

Excess withdrawal (“EWD”) = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the minimum remaining withdrawal amount is $91,856.

EXAMPLE 2 (INCOME SELECTSM WITH GROWTH AND ADDITIONAL DEATH PAYMENT OPTIONS):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889 MRWA (optional additional death benefit for additional cost) = $100,000

5% WD beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 total withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $10,000

EWD = $1,856 ($10,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the maximum annual withdrawal amount? Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the minimum remaining withdrawal amount is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)

2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $8,144 (MAWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The minimum remaining withdrawal amount is $89,773.26.

NOTE: For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $8,144, the total withdrawal base would remain at $162,889 and the maximum annual withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is only reduced by amount of the excess or the pro rata amount if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new total withdrawal base is $159,195.66

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Step One. What is the new maximum annual withdrawal amount?

$159,195.66 (the adjusted total withdrawal base) * 5% = $7,959.78

Result. Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the total withdrawal base.

EXAMPLE 3 (INCOME SELECTSM WITH GROWTH AND ADDITIONAL DEATH PAYMENT OPTIONS):

Assumptions:

You = Owner and Annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 55 on rider issue; age 65 at time withdrawals begin, which means Income Benefit Percentage is 5%.

TWB at rider issue = $100,000

TWB in 10 years (optional growth benefit for additional cost) = $100,000 * (1 + .05) ^ 10 = $162,889

MRWA (optional additional death benefit for additional cost) = $100,000

Annuitant qualifies for Income EnhancementSM benefit beginning 10 years from rider date, which means that the Income Benefit Percentage would then be 10%.

5% WD beginning 10 years from the rider date would be $16,288.90 (10% of the then-current $162,889 TWB)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the TWB growth will stop at the earlier of the 1st withdrawal or the 10th rider anniversary.

WD = $16,288.90

Excess withdrawal (“EWD”) = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $16,288.90 is withdrawn.

Step Two. What is the minimum remaining withdrawal amount after the withdrawal has been taken?

1.	Total to deduct from the minimum remaining withdrawal amount is $16,288.90 (there is no excess to deduct)

2.	$100,000 - $16,288.90 = $83,711.10.

Result. In this example, because no portion of the withdrawal was in excess of $16,288.90, the total withdrawal base does not change and the minimum remaining withdrawal amount is $83,711.10.

The Income SelectSM for Life Rider may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Income SelectSM for Life Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

APPENDIX

RETIREMENT INCOME CHOICESM RIDER - NO LONGER AVAILABLE FOR NEW SALES

If you elected to purchase the optional Retirement Income ChoiceSM rider which provides you with a guaranteed lifetime withdrawal benefit if you invest only in certain designated investment choices. This rider is available during the accumulation phase. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM rider for a qualified policy.

Retirement Income ChoiceSM – Base Benefit

This benefit is intended to provide a level of cash withdrawals and payments from us, if necessary, regardless of the performance of the designated investment choices you select. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the rider withdrawal amount each rider year, starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of “excess withdrawals”; see Withdrawal Base Adjustments, and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any additional withdrawals or premium payments, no automatic step-ups occurred, but that after ten years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 10 years the withdrawal base is equal to $162,889. You could withdraw up to $8,144 which is the applicable withdrawal percentage of 5.0% multiplied by the withdrawal base of $162,889, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 66 years old. That excess withdrawal decreases your future rider withdrawal amount to $7,960.

See the “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each calendar year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices” below). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the rider withdrawal amount, withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant, the Retirement Income ChoiceSM rider terminates and there are no more additional guaranteed withdrawals.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments”, below. The rider withdrawal amount may be referred to as “minimum remaining withdrawal amount” in your policy statement and other documents.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the date that the rider is elected (“rider date”), then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount (for the tax year of that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years). Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

Once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency of payments cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Investment Choices” below).

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage
0-58	0.0%
59-69	5.0%
70-79	6.0%
≥80	7.0%

Please note, once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments. The withdrawal base may be referred to as “total withdrawal base” in your policy statement and other documents.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit (see “Growth” below);

•	The policy value on any monthiversary, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit, you should consider your need or possible need to take withdrawals within 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversary during the preceding rider year if no excess withdrawal occurred or (2) the policy value on the rider anniversary, if the withdrawal base after any annual growth credit is applied, is less than that amount.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up.

Automatic Step-Up Opt Out. Each time an automatic step-up will result in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in a form satisfactory to us, at our administrative and service office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM” below for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals, please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Designated Investment Choices. If you elected this rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

American Funds - Asset Allocation Fund - Class 2

American Funds - Bond Fund - Class 2

Fidelity VIP Balanced Portfolio - Service Class 2

Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

GE Investments Total Return Fund - Class 3

TA AEGON Money Market - Service Class

TA AEGON Tactical Vanguard ETF - Balanced - Service Class

TA AEGON Tactical Vanguard ETF - Conservative - Service Class

TA AEGON Tactical Vanguard ETF - Growth - Service Class

TA AEGON U.S. Government Securities - Service Class

TA AllianceBernstein Dynamic Allocation - Service Class

TA Asset Allocation - Conservative - Service Class

TA Asset Allocation - Moderate - Service Class

TA Asset Allocation - Moderate Growth - Service Class

TA BlackRock Global Allocation - Service Class

TA BlackRock Tactical Allocation - Service Class

TA Efficient Markets - Service Class

TA International Moderate Growth - Service Class

TA JPMorgan Tactical Allocation - Service Class

TA Multi-Managed Balanced - Service Class

TA PIMCO Real Return TIPS - Service Class

TA PIMCO Total Return - Service Class

TA Vanguard ETF Index - Balanced - Service Class

TA Vanguard ETF Index - Conservative - Service Class

TA Vanguard ETF Index - Growth - Service Class

Fixed Account

If you elected this rider, you may transfer amounts among the designated investment choices (subject to the terms and conditions stated in the prospectus); however, you cannot transfer any amount (or allocate premium payments) to any other subaccount. After the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer to a non-designated investment choice. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•	The earliest you can transfer to a non-designated investment choice is the first business day after the fifth rider anniversary. You will be required to terminate the rider first.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date and its own rider fee percentage and growth rate (which may be higher or lower than your current rider fee percentage and growth rate). The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant is 86 or older.

Retirement Income ChoiceSM – Additional Options

The following options are available with the Retirement Income ChoiceSM rider (the options are not mutually exclusive):

•	Death Benefit;

•	Joint Life; and

•	Income EnhancementSM.

There is an additional fee for each option.

1. Additional Death Payment Option. If you elected this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. See “Section 8. Death Benefit.” The additional amount can be zero.

Rider Death Benefit. The rider death benefit on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM” below for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with the Retirement Income ChoiceSM rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Option. If you elected this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy),

Please note:

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elected this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elected this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elected this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

3. Income EnhancementSM Option. If you elected this rider, you can also elect to have your withdrawal percentage double if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, because of a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period (180 days within the last 365 days). Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”). The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income EnhancementSM Option if the qualifying person or persons is/are already confined in a hospital or nursing facility.

•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us. If confinement ceases, you may re-qualify by satisfying a 180-day elimination period requirement.

Retirement Income ChoiceSM Rider and Additional Option Fees. A rider fee, 0.60% for single life or 0.90% for joint life of the withdrawal base on each rider anniversary, is charged annually prior to annuitization for the base benefit.

If you elected options with the Retirement Income ChoiceSM rider, you will be charged a fee for each option you elect, that is in addition to the rider fee for the base benefit. Each additional fee is charged annually prior to annuitization and is a percentage of the withdrawal base on each rider anniversary. The additional fees are as follows:

Option	Single Life	Joint Life
Death Benefit	0.25%	0.20%
Income EnhancementSM	0.15%	0.30%

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider. The rider fees are deducted from each investment choice in proportion to the amount of policy value in each investment choice.

Please Note: Because the rider fee is a percentage of your withdrawal base on each rider anniversary, the fee can be substantially more than 0.60% (single life) or 0.90% (joint life) of your policy value if that withdrawal base is higher than your policy value.

Retirement Income ChoiceSM Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the Retirement Income ChoiceSM rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount); or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your rider withdrawal amount.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS -RETIREMENT INCOME CHOICESM RIDER

The following examples show the effect of withdrawals on the benefits under the Retirement Income ChoiceSM Rider.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

EXAMPLE 1 (BASE):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

EXAMPLE 2 (EXCESS WITHDRAWAL):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount? $2,352.94 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 -$2,352.94 = $97,647.06

Result. The new withdrawal base is $97,647.06

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Question: What is the new rider withdrawal amount?

$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).

EXAMPLE 3 (BASE DEMONSTRATING GROWTH):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

EXAMPLE 4 (BASE DEMONSTRATING WB GROWTH WITH ADDITIONAL DEATH PAYMENT OPTION):

Assumptions:

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889 RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.

EXAMPLE 5 (BASE WITH WB GROWTH WITH ADDITIONAL DEATH PAYMENT OPTION ILLUSTRATING EXCESS WITHDRAWAL):

Assumptions:

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $10,000

EWD = $1,856 ($10,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The rider benefit is $89,773.26.

NOTE. Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new withdrawal base is $159,195.66

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$159,195.66 (the adjusted withdrawal base) * 5% = $7,959.78

Result. Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base.

The Retirement Income ChoiceSM rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the Retirement Income ChoiceSM rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

APPENDIX

RETIREMENT INCOME CHOICESM WITH DOUBLE WITHDRAWAL BASE BENEFIT

RIDER - NO LONGER AVAILABLE FOR NEW SALES

If you elected to purchase the optional Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity to increase the withdrawal base if no withdrawals have been made before the 10th rider anniversary or before the anniversary following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) attaining age 67, whichever is later. This rider is available during the accumulation phase, and requires that you invest only in certain investment choices. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider for a qualified policy.

Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider – Base Benefit

This benefit is intended to provide a level of cash withdrawals and payments from us, if necessary, regardless of the performance of the designated investment choices you select. Under this benefit, you can receive (first as withdrawals from your policy value and, if necessary, as payments from us) up to the rider withdrawal amount each rider year, starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of “excess withdrawals”; see Withdrawal Base Adjustments, and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is 59 are excess withdrawals; a penalty tax may be assessed on amounts withdrawn from the policy before the owner reaches age 59 1/2.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 56 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the applicable withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 61, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 61 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.

See the “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Withdrawal Base Benefit Riders” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider for you to take withdrawals each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds (see “Designated Investment Choices”). You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the rider withdrawal amount, withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant, the Retirement Income ChoiceSM with Double Withdrawal Base Benefit rider terminates and there are no more additional guaranteed withdrawals.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to surrender charges and excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments”, below.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the date that the rider is elected (“rider date”), then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to a minimum required distribution amount (for the tax year on that rider anniversary date)calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (including the present value of any additional benefits provided under the policy to the extent required to be taken into account under IRS guidance) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

Once your policy value reaches zero, you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency of payments cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds (See “Designated Investment Choices” below).

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-69	5.0%	4.5%
70-79	6.0%	5.5%
≥ 80	7.0%	6.5%

Please note, once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value (less any premium enhancement, if the rider is added in the first policy year). During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit (see “Growth” below);

•	The policy value on any monthiversary, including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit, you should consider your need or possible need to take withdrawals within 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversary during the preceding rider year if no excess withdrawal occurred or (2) the policy value on the rider anniversary, if the withdrawal base after any annual growth credit is applied, is less than that amount.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up will result in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in a form satisfactory to us, at our administrative and service office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Double Withdrawal Base Benefit. If no withdrawals have been made 1) before the 10th rider anniversary, or 2) before the rider anniversary following the annuitant (or annuitant’s spouse if younger and the Joint Life is elected) attaining age 67, whichever is later, then the withdrawal base on that rider anniversary will be the greater of 1) the withdrawal base as calculated above or 2) the result of the withdrawal base on the rider date plus any premiums received within 90 days of the rider date, multiplied by 2. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Withdrawal Base Benefit Riders - Example 5 (no excess withdrawals) and Example 6 (excess withdrawals)” below.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in the policy value), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Withdrawal Base Benefit Riders” below for examples showing the effect of hypothetical withdrawals in more detail including an excess withdrawal that reduces the withdrawal base by a pro rata amount. Excess withdrawals may eliminate any guarantee offered by this rider.

Please Note: We do monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals, please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Designated Investment Choices. If you elected this rider, you must allocate 100% of your policy value to one or more of the following “designated investment choices:”

AllianceBernstein Balanced Wealth Strategy Portfolio - Class B

American Funds - Asset Allocation Fund - Class 2

American Funds - Bond Fund - Class 2

Fidelity VIP Balanced Portfolio - Service Class 2

Franklin Templeton VIP Founding Funds Allocation Fund - Class 4

GE Investments Total Return Fund - Class 3

TA AEGON Money Market - Service Class

TA AEGON Tactical Vanguard ETF - Balanced - Service Class

TA AEGON Tactical Vanguard ETF - Conservative - Service Class

TA AEGON Tactical Vanguard ETF - Growth - Service Class

TA AEGON U.S. Government Securities - Service Class

TA AllianceBernstein Dynamic Allocation - Service Class

TA Asset Allocation - Conservative - Service Class

TA Asset Allocation - Moderate - Service Class

TA Asset Allocation - Moderate Growth - Service Class

TA BlackRock Global Allocation - Service Class

TA BlackRock Tactical Allocation - Service Class

TA Efficient Markets - Service Class

TA International Moderate Growth - Service Class

TA JPMorgan Tactical Allocation - Service Class

TA Multi-Managed Balanced - Service Class

TA PIMCO Real Return TIPS - Service Class

TA PIMCO Total Return - Service Class

TA Vanguard ETF Index - Balanced - Service Class

TA Vanguard ETF Index - Conservative - Service Class

TA Vanguard ETF Index - Growth - Service Class

Fixed Account

If you elected this rider, you may transfer amounts among the designated investment choices (subject to the terms and conditions stated in the prospectus); however, you cannot transfer any amount (or allocate premium payments) to any other subaccount. After the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer to a non-designated investment choice. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•	The earliest you can transfer to a non-designated investment choice is the first business day after the fifth rider anniversary. You will be required to terminate the rider first.

•

We can eliminate a designated investment choice at any time. If a designated investment choice is eliminated, then a policy owner will be given the option to reallocate the value in the eliminated designated investment choice to other designated investment choices.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage, and growth rate (which may be higher or lower than your current rider fee percentage and growth rate); and any options you elect to change or add to the rider base benefit. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant (or the annuitant’s spouse if younger and the joint option is elected) is 86 or older.

Retirement Income ChoiceSM with Double Withdrawal Base Benefit – Additional Options

The following options are available with this rider (the options are not mutually exclusive):

•	Death Benefit;

•	Joint Life; and

•	Income EnhancementSM.

There is an additional fee if you elected the Death Benefit and/or the Income EnhancementSM Benefit option(s) under the rider. If you elected the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elected the Joint Life option in combination with the Death Benefit and/or the

Income EnhancementSM Benefit option(s), then the fee for each of those additional options will be different than under the Single Life option. See “Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider and Additional Option Fees”.

1. Death Benefit. If you elected this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit.The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value (less any premium enhancement if the rider is added in the first policy year). After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM with Double Withdrawal Base Benefit Riders” below for examples showing the effect of hypothetical withdrawals in more detail, including any excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime income payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value.

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Benefit. If you elected this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy),

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elected this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elected this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elected this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elected this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

3. Income EnhancementSM Benefit. If you elected this rider, you can also elect to have your withdrawal percentage double if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, because of a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period (180 days within the last 365 days). Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”). The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income EnhancementSM Option if the qualifying person or persons is/are already confined in a hospital or nursing facility.

•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us. If confinement ceases, you may re-qualify by satisfying a 180-day elimination period requirement.

Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider and Additional Option Fees. A rider fee, 0.90% of the withdrawal base on each rider anniversary, is charged annually prior to annuitization for the base benefit.

If you elected options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit. Each additional fee is charged annually prior to annuitization and is a percentage of the withdrawal base on each rider anniversary. The additional fees are as follows:

Option	Single Life	Joint Life
Death Benefit	0.25%	0.20%
Income EnhancementSM	0.15%	0.30%

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider. The rider fees are deducted from each investment choice in proportion to the amount of policy value in that investment choice.

Please Note: Because the rider fee is a percentage of your withdrawal base on each rider anniversary, the fee can be substantially more than 0.90% of your policy value if that withdrawal base is higher than your policy value.

Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM with Double Withdrawal Base Benefit rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM with Double Withdrawal Base Benefit rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount); or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME CHOICESM WITH DOUBLE WITHDRAWAL BASE BENEFIT RIDER

The following examples show the effect of withdrawals on the benefits under the Retirement Income ChoiceSM with Double Withdrawal Base Benefit Rider.

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

EXAMPLE 1 (BASE):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

EXAMPLE 2 (EXCESS WITHDRAWAL):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?

$2,352.94 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$100,000 -$2,352.94 = $97,647.06

Result. The new withdrawal base is $97,647.06

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.

Question: What is the new rider withdrawal amount?

$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35

Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).

EXAMPLE 3 (BASE DEMONSTRATING GROWTH):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

EXAMPLE 4 (BASE DEMONSTRATING WB GROWTH WITH ADDITIONAL DEATH PAYMENT OPTION):

Assumptions:

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $8,144

EWD = None

PV = $90,000 in 10 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)

2.	$100,000 - $8,144 = $91,856.

Result. In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.

EXAMPLE 5 (BASE WITH WB GROWTH WITH ADDITIONAL DEATH PAYMENT OPTION ILLUSTRATING EXCESS WITHDRAWAL):

Assumptions:

You = owner and annuitant, or younger of annuitant and annuitant’s spouse if joint life option is elected for additional cost, age 56 on rider issue; age 66 at time withdrawals begin, which means Withdrawal Percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

Please note that withdrawals under this rider can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the annual growth credit stops on the 10th rider anniversary.

GPWD = $10,000

EWD = $1,856 ($10,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?

$2,082.74 pro rata amount

Step Four. What is the rider death benefit after the withdrawal has been taken?

1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74

2.	$100,000 - $10,226.74= $89,773.26

Result. The rider benefit is $89,773.26.

NOTE. Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($1,856 / ($90,000 - $8,144)) * $162,889 = $3,693.34

Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $3,693.34 pro rata amount?

$3,693.34 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?

$162,889 - $3,693.34 = $159,195.66

Result. The new withdrawal base is $159,195.66

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$159,195.66 (the adjusted withdrawal base) * 5% = $7,959.78

Result. Going forward, the maximum you can take out in a year is $7,959.78 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base.

The Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income ChoiceSM with Double Initial Withdrawal Base Benefit rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

APPENDIX

RETIREMENT INCOME CHOICESM 1.4 RIDER - NO LONGER AVAILABLE FOR NEW SALES

If you elected the optional Retirement Income ChoiceSM 1.4 rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment choices which are designed to help manage the Company’s risk and support the guarantees under the rider. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Retirement Income ChoiceSM 1.4 rider for a qualified policy.

Retirement Income ChoiceSM 1.4 – Base Benefit

Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date.

Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.

See the “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM 1.4 Rider” below for examples showing the effect of hypothetical withdrawals in more detail.

Please note:

•

You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.

•

The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.

•

All policy value must be allocated to a limited number of specified funds. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.

•	Cumulative withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.

•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis.

•	Any withdrawal will reduce your rider death benefit (if applicable).

•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected), the Retirement Income ChoiceSM 1.4 rider terminates and all benefits thereunder cease.

Like all withdrawals, withdrawals while this rider is in effect also:

•	reduce your policy value;

•	reduce your base policy death benefit and other benefits;

•	may be subject to excess interest adjustments;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See “Withdrawal Base Adjustments” and “Rider Death Benefit Adjustments” below.

The rider withdrawal amount is zero if the annuitant is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s 59th birthday. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1/2 years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:

•	the rider withdrawal amount described above; or

•

an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and therafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.

If your policy value reaches zero, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to receive benefits guaranteed by this rider after your policy value reaches zero, you must select the amount and frequency of future payments. Once selected, the amount and frequency cannot be changed.

Please note:

•

If the rider is added prior to the annuitant’s 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s 59th birthday, however, you will still be charged a rider fee prior to this time.

•

You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

•	All policy value must be allocated to a limited number of specified funds. (See “Designated Investment Options.”)

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday. The withdrawal percentage is as follows:

Age at time of first withdrawal	Withdrawal Percentage— Single Life Option	Withdrawal Percentage— Joint Life Option
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-74	5.0%	4.5%
≥75	6.0%	5.5%

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups.

Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.

Please note:

•

We determine the withdrawal base solely to calculate the rider withdrawal amount. Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.

•

Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.

On each rider anniversary, the withdrawal base will equal the greatest of:

•	Current withdrawal base;

•	The withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see “Growth” below);

•	The policy value on any monthiversarySM , including the current rider anniversary (see “Automatic Step-Up” below).

Growth. On each of the first ten rider anniversaries, we will add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to 5.0% of the withdrawal base immediately before the rider anniversary (i.e., withdrawal base x 0.05).

Please note: Because a withdrawal will eliminate a potential growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.

Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. This comparison takes place after the application of any applicable annual growth credit. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed the maximum rider fee percentage in the fee table.

Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative and Service Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. Opting out of one step-up does not operate as an opt-out of any future step-ups.

Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Cumulative gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. Withdrawal base adjustments occur immediately following excess withdrawals. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders—Retirement Income ChoiceSM 1.4 Rider” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base. See the “Guaranteed Lifetime Benefit Adjustment Partial Surrenders - Retirement Income ChoiceSM 1.4 Rider” below for examples showing the effect hypothetical excess withdrawals in more detail.

Please Note: We do not monitor for, or notify you of, excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.

Designated Investment Options.

If you elected this rider, you must designate 100% of your policy value into one or more of the designated investment options in the following designated allocation groups:

Designated Allocation Group A

AllianceBernstein Balanced Wealth Strategy Portfolio – Class B

American Funds - Asset Allocation Fund – Class 2

Fidelity VIP Balanced Portfolio – Service Class 2

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

GE Investments Total Return Fund – Class 3

TA AEGON Tactical Vanguard ETF - Growth – Service Class

TA Asset Allocation - Moderate Growth – Service Class

TA International Moderate Growth – Service Class

TA Efficient Markets - Service Class

TA Multi-Managed Balanced – Service Class

TA Vanguard ETF Index - Growth – Service Class

Designated Allocation Group B

TA AEGON Tactical Vanguard ETF - Balanced – Service Class

TA Asset Allocation - Moderate – Service Class

TA BlackRock Global Allocation – Service Class

TA BlackRock Tactical Allocation – Service Class

TA Vanguard ETF Index - Balanced – Service Class

Designated Allocation Group C

American Funds - Bond Fund – Class 2

TA AEGON Money Market – Service Class

TA AEGON U.S. Government Securities – Service Class

TA AllianceBernstein Dynamic Allocation – Service Class

TA Asset Allocation - Conservative – Service Class

TA Vanguard ETF Index - Conservative – Service Class

TA JPMorgan Core Bond – Service Class

TA JPMorgan Tactical Allocation – Service Class

TA PIMCO Total Return – Service Class

TA PIMCO Real Return TIPS – Service Class

TA AEGON Tactical Vanguard ETF – Conservative – Service Class

Fixed Account

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.

Please note:

•

The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).

•

We can change a designated allocation group or eliminate a designated investment option at any time. If this occurs, then a policy owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.

Manual Upgrades. You can upgrade the withdrawal base to the policy value during the 30-day period following each successive fifth rider anniversary by sending us written notice in a form acceptable to us, as long as the rider issue requirements for a new rider are met. At this time the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, its own rider fee percentage (which may be higher or lower than your current rider fee percentage) and its own terms and benefits (which may not be as advantageous as the current rider); and any options you elect to change or add. The new rider date will be the date the Company receives all necessary information in good order. You cannot elect a manual upgrade if the annuitant (or the annuitant’s spouse if younger and the joint option is elected) is 86 or older.

Retirement Income ChoiceSM 1.4 – Additional Options

The following options are available with this rider (the options are not mutually exclusive):

•	Death Benefit;

•	Joint Life; and

•	Income EnhancementSM.

There is an additional fee if you elected the Death Benefit and/or the Income EnhancementSM Benefit option(s) under the rider. If you elected the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elected the Joint Life option in combination with the Death Benefit and/or the Income EnhancementSM Benefit option(s), then the fee for each of those additional options will be different than under the Single Life option. See “Retirement Income ChoiceSM 1.4 Rider and Additional Option Fees”.

1. Death Benefit. If you elected this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the annuitant’s spouse). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See “Section 8. Death Benefit.”

Rider Death Benefit. The rider death benefit on the rider date is the policy value . After the rider date, the rider death benefit is equal to:

•	the rider death benefit on the rider date; plus

•	subsequent premium payments; less

•	adjustments for withdrawals (as described under “Rider Death Benefit Adjustments,” below).

Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Guaranteed Lifetime Withdrawal Benefit Adjusted Partial Surrenders - Retirement Income ChoiceSM 1.4 Rider” below for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:

•

No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.

•

Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.

•	Manual upgrades to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.

•

If an owner who is not the annuitant dies and the surviving spouse continues the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value. Please note that under federal tax law, upon the death of an owner, only a “spouse” as defined under the Federal Defense of Marriage Act is permitted to continue a policy without taking required distributions. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)

The additional death benefit payment option may be referred to as “minimum remaining withdrawal amount” on your policy statement and other documents.

2. Joint Life Benefit. If you elected this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse continues the policy).

Please note:

•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elected this option.

•	The annuitant’s spouse must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elected this option.

•

A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant’s death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elected this option.

•	The rider death benefit is not payable until the death of the surviving spouse, if you elected this option.

•	You cannot elect a manual upgrade if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).

3. Income EnhancementSM Option. If you elected this rider, you can also elect to have your withdrawal percentage double if either the annuitant (or the annuitant’s spouse if the joint life option is elected) is confined, due to a medical necessity in a hospital or nursing facility due to physical or cognitive ailments. Benefits from this option are not available unless the rider has been in effect for 12 months (the “waiting period”) and confinement must meet the elimination period of 180 days within the last 365 days. The elimination period and waiting period can, but do not need to, run concurrently.

Please note:

•	You cannot elect the Income EnhancementSM Option if the individual(s) is/are already confined in a hospital or nursing facility.

•	Confinement must be prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical or cognitive ailments.

•	The increase to the withdrawal percentage stops when the qualifying person or persons is/are no longer confined as described above.

•	The hospital and/or nursing facility must meet the criteria listed below to qualify for the benefit.

•	You cannot elect the Income EnhancementSM Option if you are confined in an assisted living facility or a residential care facility.

A Qualifying Hospital must meet the following criteria:

•	It is operated pursuant to the laws of the jurisdiction in which it is located;

•	It is operated primarily for the care and treatment of sick and injured persons on an inpatient basis;

•	It provides 24-hour nursing service by or under the supervision of registered graduate professional nurses;

•	It is supervised by a staff of one or more licensed physicians; and

•	It has medical, surgical and diagnostic facilities or access to such facilities.

A Qualifying Nursing Facility must meet the following criteria:

•	It is operated pursuant to the laws and regulations of the state in which it is located as a nursing facility or Alzheimer’s disease facility;

•	It provides care performed or supervised by a registered graduate nurse;

•	It provides room and board accommodations; and

•	Will provide 24-hour nursing services, 7 days a week by an on-site Registered Nurse and related services on a continuing inpatient basis.

•	It has a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician; and

•	It maintains a clinical record of each patient.

A Qualifying Nursing Facility does not include:

•	Assisted living facilities or residential care facilities;

•	A place primarily for treatment of mental or nervous disorders, drug addiction or alcoholism;

•	A home for the aged, a rest home, community living center or a place that provides domestic, resident, retirement or educational care;

•	Personal care homes, personal care boarding homes, residential or domiciliary care homes;

•	A rehabilitation hospital or basic care facilities;

•	Adult foster care facilities, congregate care facilities, family and group living assisted living facilities; or

•	Other facilities similar to those described above.

We will require confirmation of confinement in a qualifying hospital or a qualifying nursing facility while benefit payouts are being received. Confirmation of that confinement will be attained and approved by completing our “Income EnhancementSM Election and Proof of Confinement Questionnaire” form. This form requires additional proof of confinement which may be a physician’s statement, a statement from a hospital or nursing facility administrator, or any other information satisfactory to us which may include information from third party or company interviews and/or visits of the facility. If it is determined that the qualifying individual was not confined in an eligible facility as defined above and has received payments under the Income EnhancementSM Option, those payments could be considered an excess withdrawal and have a negative effect on the rider values. If confinement ceases, you may re-qualify by satisfying another 180-day elimination period requirement.

Retirement Income ChoiceSM 1.4 Fees

Retirement Income ChoiceSM 1.4 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, or transfers between designated investment groups during the rider quarter. It will be deducted automatically from your policy value at the end of each rider quarter.

On an annual basis, in general terms, the base rider fee is the applicable “rider fee percentage” (see the Fee Table) times the withdrawal base.

The base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:

(A)	is the withdrawal base;

(B)	is the sum of each designated investment group’s rider fee percentage multiplied by the applicable designated investment group’s value;

(C)	is the total policy value; and

(D)	is the number of remaining days in the rider quarter divided by the total number of days in the applicable rider year.

We will assess a prorated rider fee upon termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.

Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative and Service Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.

Please note regarding the base rider fee:

•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.

•

Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).

•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.

Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different designated allocation groups on other than the first business day of a rider quarter, a “rider fee adjustment” will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee. The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will also be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period. As with the rider fee adjustments calculated for transfers, the rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.

Additional Option Fees. If you elected options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit (see the Fee Table). Each additional fee is charged quarterly before annuitization and is a percentage of the withdrawal base on each rider anniversary.

We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income ChoiceSM 1.4 Rider Issue Requirements

The Company will not issue the Retirement Income ChoiceSM 1.4 rider unless:

•	the annuitant is not yet age 86 (lower if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•

if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).

Termination

The Retirement Income ChoiceSM 1.4 rider and any additional options will terminate upon the earliest of the following:

•

the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;

•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse continued the policy as the surviving spouse);

•

annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);

•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;

•	the date an excess withdrawal reduces your policy value to zero; or

•	termination of your policy.

Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT ADJUSTED PARTIAL SURRENDERS - RETIREMENT INCOME CHOICESM 1.4 RIDER

When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Withdrawal Base (“WB”)

2.	Rider Withdrawal Amount (“RWA”)

3.	Rider Death Benefit (“RDB”)

Withdrawal Base. Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the withdrawal base prior to the withdrawal of the excess amount.

Rider Death Benefit. Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:

1)	the excess gross partial withdrawal amount; and

2)	a pro rata amount, the result of (A / B) * C, where:

A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);

B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Base):

Assumptions:

Withdrawal Base (“WB”) = $100,000

Rider Withdrawal Amount (“RWA”) = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

Gross partial withdrawal (“GPWD”) = $5,000

Excess withdrawal (“EWD”) = None

Policy Value (“PV”) = $100,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.

Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

WB = $100,000

RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)

GPWD = $7,000

EWD = $2,000 ($7,000 - $5,000)

PV = $90,000

You = owner and annuitant, age 71 at time withdrawals begin, which means Withdrawal Percentage is 5%.

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000 starting on the next rider anniversary. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).

New withdrawal base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments

2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,353

Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,353 pro rata amount? $2,353 pro rata amount.

Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based? $100,000 - $2,353 = $97,647

Result. The new withdrawal base is $97,647

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new rider withdrawal amount?

$97,647 (the adjusted withdrawal base) * 5% = $4,882

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the withdrawal base (assuming there are no future automatic step-ups) is $4,882.

Example 3 (Base demonstrating growth):

Assumptions:

WB = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

You (if you elected RIC 1.4) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

Question: Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn in a rider year.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the withdrawal base does not change.

Example 4 (Base demonstrating WB growth with Additional Death Payment Option):

Assumptions:

You (if you elected RIC 1.4) = owner and annuitant, age 68 on rider issue; age 76 at time withdrawals begin, which means Withdrawal Percentage is 5%

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 8 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 8 = $147,745

Rider Death Benefit (“RDB”) (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 8 years from the rider date would be $7,387 (5% of the then-current $147,745 withdrawal base)

GPWD = $7,387

EWD = None

PV = $90,000 in 8 years

Step One. Is any portion of the withdrawal greater than the rider withdrawal amount?

No. There is no excess withdrawal under the guarantee if no more than $7,387 is withdrawn.

Step Two. What is the rider death benefit after the withdrawal has been taken?

1. Total to deduct from the rider death benefit is $7,387 (there is no excess to deduct)

2. $100,000 - $7,387 = $92,613.

Result. In this example, because no portion of the withdrawal was in excess of $7,387, the total withdrawal base does not change and the rider death benefit reduces to $92,613.

Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):

Assumptions:

You = owner and annuitant, age 61 on rider issue; age 74 at time withdrawals begin, which means withdrawal percentage is 5%.

WB at rider issue = $100,000

Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.

WB in 10 years (assuming an annual growth rate percentage of 5.0%) = the greater of $100,000 * (1 + .05) ^ 10 = $162,889.

RDB (optional additional death benefit for additional cost) = $100,000

RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)

GPWD = $15,000

EWD = $6,856 ($15,000 - $8,144)

PV = $90,000 in 10 years

Step One. Is any portion of the total withdrawal greater than the rider withdrawal amount?

Yes. $15,000 - $8,144 = $6,856 (the excess withdrawal amount)

Step Two. Calculate how much of the rider death benefit is affected by the excess withdrawal.

1. Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)

2. ($6,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $7,694

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $7,694 pro rata amount?

$7,694 pro rata amount.

Step Four. What is the rider death benefit after the withdrawal has been taken?

1. Total to deduct from the rider death benefit is $8,144 (RWA) + $7,694 (pro rata excess) = $15,838

2. $100,000 - $15,838 = $84,162.

Result. The rider benefit is $84,162.

Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced.

New benefit base:

Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount if greater.

Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD/(PV - 5% withdrawal)) * WB before any adjustments

2.	($6,856 / ($90,000 - $8,144)) * $162,889 = $13,643

Step Three. Which is larger, the actual $6,856 excess withdrawal amount or the $13,643 pro rata amount?

$13,643 pro rata amount.

Step Four. What is the new withdrawalt base upon which the rider withdrawal amount is based?

$162,889 - $13,643 = $149,246

Result. The new benefit base is $149,246

New rider withdrawal amount:

Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% benefit percentage guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Step One. What is the new rider withdrawal amount?

$149,246 (the adjusted withdrawal base) * 5% = $7,462

Result. Going forward, the maximum you can take out in a year without causing an excess withdrawal and further reduction of the benefit base is $7,462.

The Retirement Income ChoiceSM 1.4 rider and additional options may vary for certain policies, may not be available for all policies, and may not be available in all states. This disclosure explains the material features of the Retirement Income ChoiceSM 1.4 rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

TRANSAMERICA ADVISOR ELITESM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement Dated May 1, 2012

to the

Prospectus dated May 1, 2012

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Advisor EliteSM Variable Annuity dated May 1, 2012

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA ADVISOR ELITESM VARIABLE ANNUITY

Issued through

SEPARATE ACCOUNT VA X

Offered by

TRANSAMERICA LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica Advisor EliteSM Variable Annuity offered by Transamerica Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2012, by calling (800) 525-6205, or write us at: Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2012

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GLOSSARY OF TERMS

Accumulation Unit — An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.

Adjusted Policy Value — The policy value increased or decreased by any excess interest adjustment.

Administrative and Service Office — Transamerica Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.

Annuitant — The person on whose life any annuity payments involving life contingencies will be based.

Annuity Commencement Date — The date upon which annuity payments are to commence. This date may be any date after the policy date and may not be later than the last day of the policy month following the month after the annuitant attains age 95. The earliest annuity commencement date is at least thirty days after you purchase your policy. The annuity commencement date may have to be earlier for qualified policies and may be earlier if required by state law.

Annuity Payment Option — A method of receiving a stream of annuity payments selected by the owner.

Annuity Unit — An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.

Beneficiary — The person who has the right to the death benefit as set forth in the policy.

Business Day — A day when the New York Stock Exchange is open for regular trading.

Cash Value — The adjusted policy value less any rider fees (imposed upon surrender).

Code — The Internal Revenue Code of 1986, as amended.

Enrollment form — A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.

Excess Interest Adjustment — A positive or negative adjustment to amounts surrendered (both partial or full surrenders and transfers) or applied to annuity payment options from the fixed account guaranteed period options prior to the end of the guaranteed period. The adjustment reflects changes in the interest rates declared by the Company since the date any payment was received by, or an amount was transferred to, the guaranteed period option. The excess interest adjustment can either decrease or increase the amount to be received by the owner upon full surrender or commencement of annuity payments, depending upon whether there has been an increase or decrease in interest rates, respectively.

Fixed Account — One or more investment choices under the policy that are part of the Company’s general assets and are not in the separate account.

Free Amount — The amount that can be withdrawn each year without incurring any excess interest adjustments.

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Guaranteed Lifetime Withdrawal Benefit — Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including Living Benefits Rider, the Retirement Income ChoiceSM 1.2 Rider, the Income LinkSM Rider, or the Retirement Income MaxSM Rider

Guaranteed Period Options — The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.

Nonqualified Policy — A policy other than a qualified policy.

Owner (You, Your) — The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and prior to the annuity commencement date is the person designated as the owner in the information provided to us to issue a policy.

Policy Date — The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.

Policy Value — On or before the annuity commencement date, the policy value is equal to the owner’s:

•	premium payments; minus

•	gross partial surrenders (partial surrenders minus excess interest adjustments); plus

•	interest credited in the fixed account; plus

•	accumulated gains in the separate account; minus

•	accumulated losses in the separate account; minus

•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.

Policy Year — A policy year begins on the policy date and on each anniversary thereof.

Premium Payment — An amount paid to the Company by the owner or on the owner’s behalf as consideration for the benefits provided by the policy.

Qualified Policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate Account — Separate Account VA X, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

Separate Account Value — The portion of the policy value that is invested in the separate account.

Service Charge — An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $35, but will not exceed 2% of the policy value.

Subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolios.

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Supportable Payment — The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.

Valuation Period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

Variable Annuity Payments — Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.

Written Notice — Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative and Service Office. For some transactions, the Company may accept an electronic notice, such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with the Company’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

Unless the Company has been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.

Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner’s estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.

The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment the Company has made or action the Company has taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.

If ownership is transferred to a new owner (except to the owner’s spouse) because the owner dies before the annuitant, then (a) the cash value generally must be distributed to the new owner within five years of the owner’s death, or (b) annuity payments must be made for a period certain or for the new owner’s lifetime so long as any period certain does not exceed that new owner’s life expectancy, if the first payment begins within one year of your death.

Entire Policy

The policy, any endorsements or riders thereon, the enrollment form, or information provided in lieu thereof, constitute the entire contract between the Company and the owner. All statements in the enrollment form are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the enrollment form or information provided in lieu thereof.

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Misstatement of Age or Sex

If the age or sex of the annuitant or owner has been misstated, the Company will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by the Company shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by the Company due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to the Company.

Reallocation of Annuity Units After the Annuity Commencement Date

After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the annuity units remaining in an account or subaccount after a reallocation is less than $10, the Company reserves the right to include the value of those annuity units as part of the transfer. The request must be in writing to the Company’s administrative and service office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.

After the annuity commencement date, no transfers may be made from the fixed account to the separate account.

Annuity Payment Options

Note: Portions of the following discussion do not apply to annuity payments under the Initial Payment Guarantee. See the “Stabilized Payments” section of this SAI.

During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by the Company in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under (1) life income with level (fixed) payments for 10 years certain, using the existing policy value of the fixed account, or (2) life income with variable payments for 10 years certain using the existing policy value of the separate account, or (3) a combination of (1) and (2).

The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount the Company has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells the Company in writing and the Company agrees.

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Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “2000 Table”, using an assumed annuity commencement date of 2005 (static projection to this point) with dynamic projection using scale G from that point (100% of G for male, 50% of G for females). The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary.

Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant’s actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.

Death Benefit

Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to the Company will constitute due proof of death.

Upon receipt in good order of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as the Company has sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options described above, unless a settlement agreement is effective at the death of the owner preventing such election.

If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the policy value. If the new owner is not the deceased owner’s spouse, however, (1) the policy value must be distributed within five years after the date of the deceased owner’s death, or (2) payments under an annuity payment option must begin no later than one year after the deceased owner’s death and must be made for the new owner’s lifetime or for a period certain (so long as any period certain does not exceed the new owner’s life expectancy). If the sole new owner is the deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.

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Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by the Company. The Company will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.

Death of Owner

Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See “Certain Federal Income Tax Consequences” for more information about these rules. Other rules may apply to qualified policies.

Assignment

During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on the Company until a copy has been filed at its administrative and service office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. The Company assumes no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

Unless you so direct by filing written notice with the Company, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary’s creditors.

Ownership under qualified policies is restricted to comply with the Code.

Evidence of Survival

The Company reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until the Company receives such evidence.

Non-Participating

The policy will not share in the Company’s surplus earnings; no dividends will be paid.

Amendments

No change in the policy is valid unless made in writing by the Company and approved by one of the Company’s officers. No registered representative has authority to change or waive any provision of the policy.

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The Company reserves the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of the Company or its affiliated companies or their immediate family. In such a case, the Company in its discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs the Company experiences on those purchases. The Company may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which the Company is not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

Present Value of Future Variable Payments

The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order), multiplied by (b)  the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).

Stabilized Payments

If you have selected a payout feature that provides for stabilized payments (e.g., the Initial Payment Guarantee), please note that the stabilized payments remain level throughout each year and are adjusted on your annuitization anniversary. Without stabilized payments, each payment throughout the year would fluctuate based on the performance of your selected subaccounts. To reflect the difference in these payments we adjust (both increase and decrease as appropriate) the number of annuity units. The annuity units are adjusted when we calculate the supportable payment. Supportable payments are used in the calculation of surrender values, death benefits and transfers. On the anniversary of your annuity commencement date we set the new stabilized payment equal to the current supportable payment. In the case of an increase in the number of variable annuity units, your participation in the future investment performance of the subaccounts will be increased because more variable annuity units are credited to you. Conversely, in the case of a reduction of the number of variable annuity units, your participation in the future investment performance of the subaccounts will be decreased because fewer variable annuity units are credited to you. If the Initial Payment Guarantee is chosen, then the stabilized variable annuity payment will equal the greater of the guaranteed payment or the supportable payment at that time.

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The following table demonstrates, on a purely hypothetical basis, the changes in the number of variable annuity units. The changes in the variable annuity unit values reflect the investment performance of the applicable subaccounts as well as the separate account charge.

Hypothetical Changes in Annuity Units with Stabilized Payments*

Assumed Investment Rate			5.0%
Life & 10 Year Certain
Male aged 65
First Variable Payment			$500
		Beginning Annuity Units	Annuity Unit Values	Monthly Payment Without Stabilization	Monthly Stabilized Payment	Adjustments In Annuity Units	Cumulative Adjusted Annuity Units
At Issue:	January 1	400.0000	1.250000	$500.00	$500.00	0.0000	400.0000
	February 1	400.0000	1.252005	$500.80	$500.00	0.0041	400.0041
	March 1	400.0000	1.252915	$501.17	$500.00	0.0059	400.0100
	April 1	400.0000	1.245595	$498.24	$500.00	(0.0089)	400.0011
	May 1	400.0000	1.244616	$497.85	$500.00	(0.0108)	399.9903
	June 1	400.0000	1.239469	$495.79	$500.00	(0.0212)	399.9691
	July 1	400.0000	1.244217	$497.69	$500.00	(0.0115)	399.9576
	August 1	400.0000	1.237483	$494.99	$500.00	(0.0249)	399.9327
	September 1	400.0000	1.242382	$496.95	$500.00	(0.0150)	399.9177
	October 1	400.0000	1.242382	$496.95	$500.00	(0.0149)	399.9027
	November 1	400.0000	1.249210	$499.68	$500.00	(0.0016)	399.9012
	December 1	400.0000	1.252106	$500.84	$500.00	0.0040	399.9052
	January 1	399.9052	1.255106	$501.92	$501.92	0.0000	399.9052

*	The total separate account expenses and portfolio expenses included in the calculations are 2.25% (2.25% is a hypothetical figure). If higher (or lower) expenses were charged, the numbers would be lower (or higher).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a policy, based on the Code, Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss federal gift, estate or any other state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts, or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Policy

Diversification Requirements. Section 817(h) of the Code provides that in order for a non-qualified variable policy which is based on a segregated asset account to qualify as an annuity policy under the Code, the investments made by

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such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations issued under Section 817(h) (Treas. Reg. Section 1.817-5) apply a diversification requirement to each of the subaccounts. The separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations.

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity commencement date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity commencement date, the entire interest in the policy must generally be distributed within 5 years after such owner’s date of death or be used to provide payments to a designated beneficiary beginning within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if upon such owner’s death prior to the annuity commencement date, such owner’s surviving spouse becomes the sole new owner under the policy, then the policy may be continued with the surviving spouse as the new owner. Under the policy, the beneficiary is the person(s) designated by an owner/annuitant and the surviving joint owner is the beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, exercise of the spousal continuation provisions of this policy by persons who do not meet the definition of “spouse” under federal law—e.g., civil union partners and same-sex marriage spouses—may have adverse tax consequences. Consult a tax advisor for more information on this subject.

The following discussion is based on the assumption that the policy qualifies as an annuity policy for federal income tax purposes.

Taxation of Annuities

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value, and in the case of a qualified policy,

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any portion of an interest in the plan, generally will be treated as a distribution. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these with a competent tax adviser.

Withholding. The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain qualified policies, the withholding rate varies according to the type of distribution and the owner’s tax status. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Incidental Death Benefits. The policy may include optional death benefit features, the value of which may exceed the value of the policy or premium payments made under the policy. Federal tax laws limit the value of such incidental death benefit in tax-qualified pension, profit-sharing and 403(b) plans. Further, the Internal Revenue Service has not reviewed this policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements. The actuarial present value of death benefit options and riders elected may need to be considered in calculating minimum required distributions. Consult a qualified tax adviser before purchasing an optional death benefit.

Qualified Policies. The qualified policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If a participant in a Section 401(a) plan is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70 1/2. Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules.

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We do not attempt to provide more than general information about use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is the deductible amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59 1/2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Therefore, employers using the policy in connection with such plans should consult their tax adviser. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1/2.

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For policies issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, and certain affiliates of such entities, and tax exempt organizations. The policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental Section 457 plans, all such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a nongovernmental Section 457 plan are taxable and are subject to federal income tax withholding as wages.

Taxation of the Company

The Company at present is taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of the Company and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account.

INVESTMENT EXPERIENCE

A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium

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payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

(3)	a per share credit or charge for any taxes determined by the Company to have resulted during the valuation period from the investment operations of the subaccount;

(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and

(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C)	- E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.

	Assume	A = $11.57

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B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.

	Assume	B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.

	Assume	C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.

	Assume	D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.30% on an annual basis; On a daily basis, this equals 0.000035388.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000035388 = Z = 1.01487689
(11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.

Assume = $X

B =	The net investment factor for the current valuation period.

Assume = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a) is the variable annuity unit value for the subaccount on the immediately preceding business day;

(b) is the net investment factor for that subaccount for the valuation period; and

(c) is the assumed investment return adjustment factor for the valuation period.

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The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which the Company determines to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 0.60% of the daily net asset value of shares held in that subaccount. (For calculating Initial Payment Guarantee annuity payments, the factor is higher at a rate of 1.85%).

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit

Value and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where:

A =	annuity unit value for the immediately preceding valuation period.

Assume = $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.

Assume = Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.

Assume = Z

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Then, the annuity unit value is:

$X * Y * Z = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where:

A =	The adjusted policy value as of the annuity commencement date.

Assume = $X

B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.

Assume = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.

Assume = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

Assume = $Y

Then, the number of annuity units =	$X	= Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

The Company may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into

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consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula:

Current Yield = ((NCS * ES)/UV) * (365/7)

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes.

The Company may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1

Where:

NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.

ES	=	Per unit expenses of the subaccount for the 7-day period.

UV	=	The unit value on the first day of the 7-day period.

The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.

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Total Returns

The Company may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.

Total returns will be calculated using subaccount unit values which the Company calculates on each business day based on the performance of the separate account’s underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. The total return will then be calculated according to the following formula:

P (1 + T)N = ERV

Where:

T	=	The average annual total return net of subaccount recurring charges.

ERV	=	The ending redeemable value of the hypothetical account at the end of the period.

P	=	A hypothetical initial payment of $1,000.

N	=	The number of years in the period.

Other Performance Data

The Company may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format.

The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula:

CTR = (ERV / P)-1

Where:

CTR	=	The cumulative total return net of subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical initial payment of $1,000.

All non-standard performance data will only be advertised if the standard performance data is also disclosed.

Adjusted Historical Performance Data

From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated

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based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.

PUBLISHED RATINGS

The Company may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect the financial strength of the Company. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF TRANSAMERICA LIFE INSURANCE COMPANY

The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

The Company performs administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by the Company. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, the Company will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments the Company sends to you) you may only receive quarterly confirmations.

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DISTRIBUTION OF THE POLICIES

We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

TCI’s home office is located at 4600 S Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. The policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.

We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees. We also pay TCI an “override” payment based on the pricing of the product which becomes part of TCI’s assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2011, 2010 and 2009 the amounts paid to TCI in connection with all policies sold through the separate account were $12,469,963, $9,953,556 and $129,305, respectively.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

ADMINISTRATIVE SERVICES CONTRACT

We have contracted with Low Load Insurance Services, Inc. (“Low Load”), to provide certain administrative services. The administrative services include customer application or order form processing, ongoing customer service and marketing support. We pay Low Load an annual fee equal to 0.10% of the amount of assets in the Policies that Low Load provides administrative services for registered representatives. During 2008, 2009 and 2010, we paid Low Load $0.00, $161.18 and $1,097.96, respectively, in connection with this contract.

VOTING RIGHTS

To the extent required by law, the Company will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular

23

annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, the person receiving annuity payments has the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you or the person receiving income payments has the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. The Company will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by the Company in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

The Company makes other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The Company holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from the Company’s general account assets. The Company maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by the Company’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of the Company.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP, of Washington D.C. has provided legal advice to the Company regarding to certain matters under the federal securities laws that relate to the policies.

24

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account VA X, at December 31, 2011 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica Life Insurance Company at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon their reports given on their authority as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA X, which are available for investment by Transamerica Advisor EliteSM Variable Annuity policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of the Company to meet its obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

25

APPENDIX

CONDENSED FINANCIAL INFORMATION

The following tables list the accumulation unit values and the number of accumulation units outstanding for the total separate account expenses listed therein (excluding any applicable fund facilitation fees) for each subaccount.

		Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.036217	$0.983804	0.000
Subaccount inception date May 1, 2008	2010	$0.891406	$1.036217	0.000
	2009	$0.652811	$0.891406	0.000
	2008	$1.000000	$0.652811	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.380025	$1.337593	23,537.516
Subaccount inception date November 10, 2008	2010	$1.269985	$1.380025	23,841.324
	2009	$0.990582	$1.269985	24,113.677
	2008	$1.000000	$0.990582	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.020967	$1.031650	0.000
Subaccount inception date May 1, 2007	2010	$0.951403	$1.020967	0.000
	2009	$0.771607	$0.951403	0.000
	2008	$1.000000	$0.771607	0.000
TA Asset Allocation – Moderate – Service Class	2011	$0.992481	$0.982639	0.000
Subaccount inception date May 1, 2007	2010	$0.912834	$0.992481	0.000
	2009	$0.732736	$0.912834	0.000
	2008	$1.000000	$0.732736	0.000
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.942153	$0.908916	747,887.290
Subaccount inception date May 1, 2007	2010	$0.849074	$0.942153	752,367.801
	2009	$0.672645	$0.849074	756,876.559
	2008	$1.000000	$0.672645	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.050061	$1.053863	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.050061	0.000
TA International Moderate Growth – Service Class	2011	$0.871452	$0.795467	116,578.686
Subaccount inception date May 1, 2006	2010	$0.800760	$0.871452	116,058.741
	2009	$0.627221	$0.800760	115,659.950
	2008	$1.000000	$0.627221	0.000
TA PIMCO Total Return – Service Class	2011	$1.132653	$1.184673	0.000
Subaccount inception date September 8, 2005	2010	$1.072962	$1.132653	23,257.228
	2009	$0.939008	$1.072962	23,287.377
	2008	$1.000000	$0.939008	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.078552	$1.098537	0.000
Subaccount inception date November 19, 2009	2010	$0.998480	$1.078552	0.000
	2009	$0.999965	$0.998480	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.020827	$1.022536	0.000
Subaccount inception date May 1, 2008	2010	$0.934209	$1.020827	0.000
	2009	$0.812104	$0.934209	0.000
	2008	$1.000000	$0.812104	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.970313	$0.947029	0.000
Subaccount inception date May 1, 2008	2010	$0.869808	$0.970313	0.000
	2009	$0.715303	$0.869808	0.000
	2008	$1.000000	$0.715303	0.000
TA Efficient Markets – Service Class	2011	$1.338654	$1.292543	2,045.012
Subaccount inception date May 1, 2008	2010	$1.206694	$1.338654	2,093.858
	2009	$1.037124	$1.206694	2,101.029
	2008	$1.000000	$1.037124	0.000

26

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced – Service Class	2011	$1.036711	$1.061830	0.000
Subaccount inception date September 8, 2005	2010	$0.847718	$1.036711	0.000
	2009	$0.681878	$0.847718	0.000
	2008	$1.000000	$0.681878	0.000
TA AEGON Money Market – Service Class	2011	$0.977492	$0.965078	0.000
Subaccount inception date May 1, 2007	2010	$0.990197	$0.977492	0.000
	2009	$1.002938	$0.990197	0.000
	2008	$1.000000	$1.002938	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.104232	$1.169525	0.000
Subaccount inception date September 8, 2005	2010	$1.073262	$1.104232	0.000
	2009	$1.043415	$1.073262	0.000
	2008	$1.000000	$1.043415	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.350083	$1.289515	0.000
Subaccount inception date November 10, 2008	2010	$1.242394	$1.350083	0.000
	2009	$1.013273	$1.242394	0.000
	2008	$1.000000	$1.013273	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.116648	$1.113350	0.000
Subaccount inception date November 19, 2009	2010	$1.008398	$1.116648	0.000
	2009	$0.989787	$1.008398	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.041503	$1.087721	0.000
Subaccount inception date November 19, 2009	2010	$0.994105	$1.041503	0.000
	2009	$1.000908	$0.994105	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.081849	$1.032864	0.000
Subaccount inception date November 19, 2009	2010	$1.004036	$1.081849	0.000
	2009	$0.988819	$1.004036	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date December 9, 2011	2011	$1.000000	$1.005351	0.000

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$0.850914	$0.795742	0.000
Subaccount inception date September 8, 2005	2010	$0.741546	$0.850914	0.000
	2009	$0.560243	$0.741546	0.000
	2008	$1.000000	$0.560243	0.000
TA JPMorgan Enhanced Index – Initial Class	2011	$0.938050	$0.937500	0.000
Subaccount inception date September 8, 2005	2010	$0.820970	$0.938050	0.000
	2009	$0.638577	$0.820970	0.000
	2008	$1.000000	$0.638577	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.192277	$1.239244	0.000
Subaccount inception date September 8, 2005	2010	$1.068871	$1.192277	0.000
	2009	$0.731766	$1.068871	0.000
	2008	$1.000000	$0.731766	0.000
TA T. Rowe Price Small Cap – Initial Class	2011	$1.165155	$1.175493	0.000
Subaccount inception date September 8, 2005	2010	$0.873703	$1.165155	0.000
	2009	$0.634955	$0.873703	0.000
	2008	$1.000000	$0.634955	0.000
TA Third Avenue Value – Initial Class	2011	$0.887951	$0.754657	0.000
Subaccount inception date May 1, 2007	2010	$0.775369	$0.887951	0.000
	2009	$0.579464	$0.775369	0.000
	2008	$1.000000	$0.579464	0.000

27

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$0.893555	$0.902555	0.000
Subaccount inception date September 8, 2005	2010	$0.824144	$0.893555	0.000
	2009	$0.632720	$0.824144	0.000
	2008	$1.000000	$0.632720	0.000
TA Jennison Growth – Initial Class	2011	$1.056887	$1.041924	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.056887	0.000
TA WMC Diversified Growth – Initial Class	2011	$0.849521	$0.811329	0.000
Subaccount inception date September 8, 2005	2010	$0.726859	$0.849521	0.000
	2009	$0.567108	$0.726859	0.000
	2008	$1.000000	$0.567108	0.000
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.139703	$1.028602	0.000
Subaccount inception date September 8, 2005	2010	$0.846824	$1.139703	0.000
	2009	$0.623704	$0.846824	0.000
	2008	$1.000000	$0.623704	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.507922	$1.391667	0.000
Subaccount inception date September 8, 2005	2010	$1.300832	$1.507922	0.000
	2009	$1.000000	$1.300832	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.013289	$0.978548	0.000
Subaccount inception date January 22, 2008	2010	$0.783198	$1.013289	0.000
	2009	$0.551255	$0.783198	0.000
	2008	$1.000000	$0.551255	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$0.812342	$0.690710	0.000
Subaccount inception date September 8, 2005	2010	$0.754840	$0.812342	0.000
	2009	$0.604435	$0.754840	0.000
	2008	$1.000000	$0.604435	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$1.005617	$0.975036	0.000
Subaccount inception date September 8, 2005	2010	$0.850591	$1.005617	0.000
	2009	$0.589642	$0.850591	0.000
	2008	$1.000000	$0.589642	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.133483	$1.049061	0.000
Subaccount inception date September 8, 2005	2010	$0.853280	$1.133483	0.000
	2009	$0.535693	$0.853280	0.000
	2008	$1.000000	$0.535693	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$0.929593	$0.898938	0.000
Subaccount inception date September 8, 2005	2010	$0.799396	$0.929593	0.000
	2009	$0.593766	$0.799396	0.000
	2008	$1.000000	$0.593766	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.886306	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.856670	$0.858137	0.000
Subaccount inception date September 8, 2005	2010	$0.749917	$0.856670	0.000
	2009	$0.580542	$0.749917	0.000
	2008	$1.000000	$0.580542	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.914587	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.870331	$0.865186	0.000
Subaccount inception date September 8, 2005	2010	$0.706507	$0.870331	0.000
	2009	$0.555128	$0.706507	0.000
	2008	$1.000000	$0.555128	0.000

28

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Portfolio – Initial Class(3)
Subaccont inception date May 2, 2011	2011	$1.000000	$0.897460	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.079184	$0.957008	0.000
Subaccount inception date September 8, 2005	2010	$0.844354	$1.079184	0.000
	2009	$0.607562	$0.844354	0.000
	2008	$1.000000	$0.607562	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.832226	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.983879	$0.890116	0.000
Subaccount inception date September 8, 2005	2010	$0.783159	$0.983879	0.000
	2009	$0.500950	$0.783159	0.000
	2008	$1.000000	$0.500950	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.826967	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.049732	$1.001572	47,832.232
Subaccount inception date May 1, 2008	2010	$0.898575	$1.049732	48,303.988
	2009	$0.654819	$0.898575	36,162.573
	2008	$1.000000	$0.654819	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.394697	$1.358493	98,801.793
Subaccount inception date November 10, 2008	2010	$1.277165	$1.394697	67,515.344
	2009	$0.991269	$1.277165	68,089.947
	2008	$1.000000	$0.991269	0.000
NVIT Developing Markets Fund – Class II	2011	$0.789093	$0.607441	0.000
Subaccount inception date May 1, 2007	2010	$0.684864	$0.789093	0.000
	2009	$0.425541	$0.684864	0.000
	2008	$1.000000	$0.425541	0.000
Equity Index Portfolio	2011	$0.916555	$0.926879	0.000
Subaccount inception date May 1, 2007	2010	$0.803983	$0.916555	0.000
	2009	$0.640928	$0.803983	0.000
	2008	$1.000000	$0.640928	0.000
Equity Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.930688	0.000
Mid-Cap Index Portfolio	2011	$0.995639	$0.967636	0.000
Subaccount inception date May 1, 2007	2010	$0.800508	$0.995639	0.000
	2009	$0.574837	$0.800508	0.000
	2008	$1.000000	$0.574837	0.000
Mid-Cap Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.878260	0.000
REIT Index Portfolio	2011	$0.915064	$0.984415	0.000
Subaccount inception date May 1, 2007	2010	$0.719196	$0.915064	0.000
	2009	$0.561354	$0.719196	0.000
	2008	$1.000000	$0.561354	0.000
REIT Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.955716	0.000
International Portfolio	2011	$0.882799	$0.757255	0.000
Subaccount inception date May 1, 2007	2010	$0.768948	$0.882799	0.000
	2009	$0.542843	$0.768948	0.000
	2008	$1.000000	$0.542843	0.000
International Portfolio(3)	2011	$1.000000	$0.786845	0.000

29

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Short-Term Investment-Grade Portfolio	2011	$1.116067	$1.129555	0.000
Subaccount inception date May 1, 2007	2010	$1.069193	$1.116067	0.000
	2009	$0.946559	$1.069193	0.000
	2008	$1.000000	$0.946559	0.000
Short-Term Investment-Grade Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.999042	0.000
Total Bond Market Index Portfolio	2011	$1.139289	$1.216761	0.000
Subaccount inception date May 1, 2007	2010	$1.078307	$1.139289	0.000
	2009	$1.025984	$1.078307	0.000
	2008	$1.000000	$1.025984	0.000
Total Bond Market Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$1.052713	0.000
Wanger International	2011	$0.992741	$0.840871	0.000
Subaccount inception date May 1, 2007	2010	$0.801058	$0.992741	0.000
	2009	$0.539090	$0.801058	0.000
	2008	$1.000000	$0.539090	0.000
Wanger USA	2011	$1.043449	$0.999029	0.000
Subaccount inception date May 1, 2007	2010	$0.852666	$1.043449	0.000
	2009	$0.604294	$0.852666	0.000
	2008	$1.000000	$0.604294	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.034296	$1.050289	0.000
Subaccount inception date May 1, 2007	2010	$0.959064	$1.034296	0.000
	2009	$0.773987	$0.959064	0.000
	2008	$1.000000	$0.773987	0.000
TA Asset Allocation – Growth – Service Class	2011	$0.887954	$0.830750	0.000
Subaccount inception date May 1, 2007	2010	$0.780700	$0.887954	0.000
	2009	$0.607475	$0.780700	0.000
	2008	$1.000000	$0.607475	0.000
TA Asset Allocation – Moderate – Service Class	2011	$1.005409	$1.000364	0.000
Subaccount inception date May 1, 2007	2010	$0.920174	$1.005409	0.000
	2009	$0.734988	$0.920174	0.000
	2008	$1.000000	$0.734988	0.000
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.954445	$0.925337	226,118.540
Subaccount inception date May 1, 2007	2010	$0.855912	$0.954445	213,750.176
	2009	$0.674713	$0.855912	245,744.025
	2008	$1.000000	$0.674713	0.000
TA International Moderate Growth – Service Class	2011	$0.882825	$0.809832	303,288.462
Subaccount inception date May 1, 2006	2010	$0.807213	$0.882825	273,497.387
	2009	$0.629154	$0.807213	276,381.847
	2008	$1.000000	$0.629154	0.000
TA BlackRock Global Allocation – Service Class(1)	2011	$1.315082	$1.253494	214,266.483
Subaccount inception date May 1, 2009	2010	$1.208748	$1.315082	152,303.786
	2009	$1.000000	$1.208748	0.000
TA BlackRock Large Cap Value – Initial Class	2011	$1.099069	$1.120184	0.000
Subaccount inception date November 19, 2009	2010	$1.003089	$1.099069	0.000
	2009	$0.984668	$1.003089	0.000
TA BlackRock Tactical Allocation – Service Class	2011	$1.338157	$1.377248	0.000
Subaccount inception date May 1, 2009	2010	$1.212543	$1.338157	0.000
	2009	$1.000000	$1.212543	0.000

30

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced – Service Class	2011	$1.009181	$0.892944	0.000
Subaccount inception date November 19, 2009	2010	$0.986644	$1.009181	0.000
	2009	$0.986594	$0.986644	0.000
TA Hanlon Balanced – Service Class	2011	$0.978312	$0.937489	0.000
Subaccount inception Date November 19, 2009	2010	$1.021505	$0.978312	0.000
	2009	$0.998181	$1.021505	0.000
TA Hanlon Growth – Service Class	2011	$1.006895	$0.882889	0.000
Subaccount Inception date November 19, 2009	2010	$1.022173	$1.006895	0.000
	2009	$0.996419	$1.022173	0.000
TA Hanlon Growth and Income – Service Class	2011	$0.993647	$0.912235	0.000
Subaccount inception date November 19, 2009	2010	$1.023257	$0.993647	0.000
	2009	$0.997288	$1.023257	0.000
TA Hanlon Income – Service Class	2011	$0.997682	$1.018768	0.000
Subaccount inception date November 19, 2009	2010	$1.004498	$0.997682	0.000
	2009	$0.999978	$1.004498	0.000
TA JPMorgan Mid Cap Value – Service Class	2011	$1.255609	$1.267215	0.000
Subaccount inception date November 19, 2009	2010	$1.030487	$1.255609	0.000
	2009	$0.985177	$1.030487	0.000
TA PIMCO Total Return – Service Class	2011	$1.147427	$1.206046	0.000
Subaccount inception date September 8, 2005	2010	$1.081585	$1.147427	0.000
	2009	$0.941891	$1.081585	0.000
	2008	$1.000000	$0.941891	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.084528	$1.110092	0.000
Subaccount inception date November 19, 2009	2010	$0.999060	$1.084528	0.000
	2009	$0.999978	$0.999060	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.034129	$1.040989	0.000
Subaccount inception date May 1, 2008	2010	$0.941718	$1.034129	47,952.979
	2009	$0.814598	$0.941718	0.000
	2008	$1.000000	$0.814598	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.982967	$0.964124	1,376,759.746
Subaccount inception date May 1, 2008	2010	$0.876811	$0.982967	1,369,143.636
	2009	$0.717511	$0.876811	1,238,128.137
	2008	$1.000000	$0.717511	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.163404	$1.108952	0.000
Subaccount inception date November 19, 2009	2010	$1.025040	$1.163404	0.000
	2009	$0.999978	$1.025040	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.410487	$0.325987	0.000
Subaccount inception date May 1, 2009	2010	$0.564963	$0.410487	0.000
	2009	$1.000000	$0.564963	0.000
TA Efficient Markets – Service Class	2011	$1.352884	$1.312762	0.000
Subaccount inception date November 10, 2008	2010	$1.213503	$1.352884	0.000
	2009	$1.037842	$1.213503	0.000
	2008	$1.000000	$1.037842	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.050263	$1.081031	12,902.970
Subaccount inception date September 8, 2005	2010	$0.854565	$1.050263	13,047.779
	2009	$0.683983	$0.854565	0.000
	2008	$1.000000	$0.683983	0.000

31

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON Money Market – Service Class	2011	$0.990173	$0.982471	0.000
Subaccount inception date September 8, 2005	2010	$0.998115	$0.990173	0.000
	2009	$1.006022	$0.998115	0.000
	2008	$1.000000	$1.006022	0.000
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.118620	$1.190616	0.000
Subaccount inception date September 9, 2005	2010	$1.081878	$1.118620	0.000
	2009	$1.046605	$1.081878	0.000
	2008	$1.000000	$1.046605	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.118620	$1.190616	0.000
Subaccount inception date September 9, 2005	2010	$1.081878	$1.118620	0.000
	2009	$1.046605	$1.081878	10,997.390
	2008	$1.000000	$1.046605	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.052006	$1.061046	263,706.552
Subaccount inception date August 16, 2010	2010	$1.000000	$1.052006	188,643.294
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.364423	$1.309661	0.000
Subaccount inception date November 10, 2008	2010	$1.249413	$1.364423	0.000
	2009	$1.013971	$1.249413	0.000
	2008	$1.000000	$1.013971	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.122808	$13125014	12,110.181
Subaccount inception date November 19, 2009	2010	$1.008981	$1.122808	12,246.098
	2009	$0.989801	$1.008981	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.047269	$1.099130	0.000
Subaccount inception date November 19, 2009	2010	$0.994686	$1.047269	0.000
	2009	$1.000922	$0.994686	0.000
American Funds – Growth Fund – Class 2(4)	2011	$1.178408	$1.115758	0.000
Subaccount inception date November 19, 2009	2010	$1.003837	$1.178408	0.000
	2009	$0.986503	$1.003837	0.000
American Funds – Growth-Income Fund – Class 2(4)	2011	$1.112325	$1.080115	0.000
Subaccount inception date November 19, 2009	2010	$1.009232	$1.112325	0.000
	2009	$0.986825	$1.009232	0.000
American Funds – International Fund – Class 2(4)	2011	$1.040869	$0.885786	0.000
Subaccount inception date November 19, 2009	2010	$0.981327	$1.040869	0.000
	2009	$0.982934	$0.981327	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.087840	$1.043712	0.000
Subaccount inceptiond date November 19, 2009	2010	$1.004621	$1.087840	0.000
	2009	$0.988833	$1.004621	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.964888	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.984783	0.000
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.924105	0.000
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.048736	0.000
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.999692	0.000
TA MFS International Equity – Initial Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.805096	0.000

32

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.80%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.071330	0.000

		Separate Account Expense 0.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$0.757274	$0.708882	0.000
Subaccount inception date September 8, 2005	2010	$0.659284	$0.757274	0.000
	2009	$0.497608	$0.659284	0.000
	2008	$0.869656	$0.497608	0.000
	2007	$1.000000	$0.869656	0.000
TA JPMorgan Enhanced Index – Initial Class	2011	$0.884848	$0.885206	0.000
Subaccount inception date September 8, 2005	2010	$0.773642	$0.884848	0.000
	2009	$0.601173	$0.773642	0.000
	2008	$0.966307	$0.601173	0.000
	2007	$1.000000	$0.966307	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.175132	$1.222645	0.000
Subaccount inception date September 8, 2005	2010	$1.052465	$1.175132	0.000
	2009	$0.719816	$1.052465	0.000
	2008	$0.969072	$0.719816	0.000
	2007	$1.000000	$0.969072	0.000
TA Jennison Growth – Initial Class	2011	$1.057582	$1.043642	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.057582	0.000
TA PIMCO Total Return – Initial Class	2011	$1.262462	$1.332303	0.000
Subaccount inception date September 8, 2005	2010	$1.185978	$1.262462	0.000
	2009	$1.029243	$1.185978	0.000
	2008	$1.066239	$1.029243	0.000
	2007	$1.000000	$1.066239	0.000
TA T. Rowe Price Small Cap – Initial Class	2011	$1.177006	$1.188626	0.000
Subaccount inception date September 8, 2005	2010	$0.881716	$1.177006	0.000
	2009	$0.640139	$0.881716	0.000
	2008	$1.011225	$0.640139	0.000
	2007	$1.000000	$1.011225	0.000
TA Third Avenue Value – Initial Class	2011	$0.828822	$0.705102	0.000
Subaccount inception date May 1, 2007	2010	$0.723018	$0.828822	0.000
	2009	$0.539804	$0.723018	0.000
	2008	$0.923709	$0.539804	0.000
	2007	$1.000000	$0.923709	0.000
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$1.002686	$1.013786	0.000
Subaccount inception date September 8, 2005	2010	$0.923882	$1.002686	0.000
	2009	$0.708576	$0.923882	0.000
	2008	$1.130342	$0.708576	0.000
	2007	$1.000000	$1.130342	0.000
TA WMC Diversified Growth – Initial Class	2011	$0.893177	$0.853882	0.000
Subaccount inception date September 8, 2005	2010	$0.763459	$0.893177	0.000
	2009	$0.595073	$0.763459	0.000
	2008	$1.109837	$0.595073	0.000
	2007	$1.000000	$1.109837	0.000

33

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.255399	$1.134145	0.000
Subaccount inception date September 8, 2005	2010	$0.931866	$1.255399	0.000
	2009	$0.685662	$0.931866	0.000
	2008	$1.168442	$0.685662	0.000
	2007	$1.000000	$1.168442	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.510419	$1.395363	0.000
Subaccount inception date September 8, 2005	2010	$1.301701	$1.510419	0.000
	2009	$1.000000	$1.301701	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.231323	$1.190288	0.000
Subaccount inception date January 22, 2008	2010	$0.950775	$1.231323	0.000
	2009	$0.668538	$0.950775	0.000
	2008	$1.000000	$0.668538	0.000
TA AEGON U.S. Government Securities – Initial Class	2011	$1.190003	$1.271640	0.000
Subaccount inception dateSeptember 8, 2005	2010	$1.147783	$1.190003	0.000
	2009	$1.106397	$1.147783	0.000
	2008	$1.034870	$1.106397	0.000
	2007	$1.000000	$1.034870	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$0.855799	$0.728383	0.000
Subaccount inception date September 8, 2005	2010	$0.794429	$0.855799	0.000
	2009	$0.635495	$0.794429	0.000
	2008	$1.046243	$0.635495	0.000
	2007	$1.000000	$1.046243	0.000
TA Multi-Managed Balanced – Initial Class	2011	$1.135694	$1.173334	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.135694	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$0.986818	$0.957764	0.000
Subaccount inception date September 8, 2005	2010	$0.833859	$0.986818	0.000
	2009	$0.577471	$0.833859	0.000
	2008	$1.004060	$0.577471	0.000
	2007	$1.000000	$1.004060	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.241163	$1.149856	0.000
Subaccount inception date September 8, 2005	2010	$0.933406	$1.241163	0.000
	2009	$0.585405	$0.933406	0.000
	2008	$1.097574	$0.585405	0.000
	2007	$1.000000	$1.097574	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$0.984652	$0.953124	0.000
Subaccount inception date May 1, 2007	2010	$0.845901	$0.984652	0.000
	2009	$0.627680	$0.845901	0.000
	2008	$1.099556	$0.627680	0.000
	2007	$1.000000	$1.099556	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.787286	$0.789420	0.000
Subaccount inception date May 1, 2007	2010	$0.688503	$0.787286	0.000
	2009	$0.532477	$0.688503	0.000
	2008	$0.935062	$0.532477	0.000
	2007	$1.000000	$0.935062	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.971150	$0.966374	0.000
Subaccount inception date May 1, 2007	2010	$0.787570	$0.971150	0.000
	2009	$0.618211	$0.787570	0.000
	2008	$1.178363	$0.618211	0.000
	2007	$1.000000	$1.178363	0.000

34

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.126951	$1.000360	0.000
Subaccount inception date May 1, 2007	2010	$0.880840	$1.126951	0.000
	2009	$0.633185	$0.880840	0.000
	2008	$1.052946	$0.633185	0.000
	2007	$1.000000	$1.052946	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.879862	$0.796804	0.000
Subaccount inception date May 1, 2007	2010	$0.699662	$0.879862	0.000
	2009	$0.447098	$0.699662	0.000
	2008	$0.921890	$0.447098	0.000
	2007	$1.000000	$0.921890	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.074828	$1.026532	0.000
Subaccount inception date May 1, 2008	2010	$0.919147	$1.074828	0.000
	2009	$0.669150	$0.919147	0.000
	2008	$1.000000	$0.669150	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.397642	$1.362721	132,578.059
Subaccount inception date November 10, 2008	2010	$1.278599	$1.397642	142,770.865
	2009	$0.991405	$1.278599	144,224.699
	2008	$1.000000	$0.991405	0.000
NVIT Developing Markets Fund – Class II	2011	$0.996986	$0.768241	0.000
Subaccount inception date May 1, 2007	2010	$0.864436	$0.996986	0.000
	2009	$0.536582	$0.864436	0.000
	2008	$1.282259	$0.536582	0.000
	2007	$1.000000	$1.282259	0.000
Equity Index Portfolio	2011	$0.882927	$0.893756	0.000
Subaccount inception date May 1, 2007	2010	$0.773723	$0.882927	0.000
	2009	$0.616188	$0.773723	0.000
	2008	$0.983940	$0.616188	0.000
	2007	$1.000000	$0.983940	0.000
Mid-Cap Index Portfolio	2011	$0.961055	$0.934949	0.000
Subaccount inception date May 1, 2007	2010	$0.771942	$0.961055	0.000
	2009	$0.553772	$0.771942	0.000
	2008	$0.958451	$0.553772	0.000
	2007	$1.000000	$0.958451	0.000
REIT Index Portfolio	2011	$0.823150	$0.886413	0.000
Subaccount inception date May 1, 2007	2010	$0.646315	$0.823150	0.000
	2009	$0.503985	$0.646315	0.000
	2008	$0.808781	$0.503985	0.000
	2007	$1.000000	$0.808781	0.000
International Portfolio	2011	$0.946526	$0.812709	0.000
Subaccount inception date May 1, 2007	2010	$0.823642	$0.946526	0.000
	2009	$0.580881	$0.823642	0.000
	2008	$1.061972	$0.580881	0.000
	2007	$1.000000	$1.061972	0.000
Short-Term Investment-Grade Portfolio	2011	$1.171182	$1.186515	0.000
Subaccount inception date May 1, 2007	2010	$1.120877	$1.171182	0.000
	2009	$0.991325	$1.120877	0.000
	2008	$1.034001	$0.991325	0.000
	2007	$1.000000	$1.034001	0.000

35

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Total Bond Market Index Portfolio	2011	$1.215465	$1.299401	0.000
Subaccount inception date May 1, 2007	2010	$1.149263	$1.215465	0.000
	2009	$1.092413	$1.149263	0.000
	2008	$1.045418	$1.092413	0.000
	2007	$1.000000	$1.045418	0.000
Wanger International	2011	$1.043512	$0.884752	0.000
Subaccount inception date May 1, 2007	2010	$0.841200	$1.043512	0.000
	2009	$0.565553	$0.841200	0.000
	2008	$1.046943	$0.565553	0.000
	2007	$1.000000	$1.046943	0.000
Wanger USA	2011	$0.999149	$0.957559	0.000
Subaccount inception date May 1, 2007	2010	$0.815656	$0.999149	0.000
	2009	$0.577508	$0.815656	0.000
	2008	$0.964218	$0.577508	0.000
	2007	$1.000000	$0.964218	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.065497	$1.083048	1,030,995.158
Subaccount inception date May 1, 2007	2010	$0.987019	$1.065497	592,354.983
	2009	$0.795759	$0.987019	385,408.263
	2008	$1.019557	$0.795759	0.000
	2007	$1.000000	$1.019557	0.000
TA Asset Allocation – Growth – Service Class	2011	$0.875343	$0.819759	0.000
Subaccount inception date May 1, 2007	2010	$0.768853	$0.875343	0.000
	2009	$0.597659	$0.768853	0.000
	2008	$0.999039	$0.597659	0.000
	2007	$1.000000	$0.999039	0.000
TA Asset Allocation – Moderate – Service Class	2011	$1.028516	$1.024366	1,710,719.993
Subaccount inception date May 1, 2007	2010	$0.940389	$1.028516	2,300,337.191
	2009	$0.750386	$0.940389	2,388,184.355
	2008	$1.023845	$0.750386	2,717,102.903
	2007	$1.000000	$1.023845	0.000
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.955673	$0.927444	408,446.107
Subaccount inception date May 1, 2007	2010	$0.856166	$0.955673	428,529.026
	2009	$0.674239	$0.856166	725,709.957
	2008	$1.012225	$0.674239	1,684,192.012
	2007	$1.000000	$1.012225	2,171,089.160
TA International Moderate Growth – Service Class	2011	$0.908061	$0.833810	276,318.766
Subaccount inception date May 1, 2006	2010	$0.829464	$0.908061	293,236.294
	2009	$0.645855	$0.829464	371,663.406
	2008	$1.021286	$0.645855	0.000
	2007	$1.000000	$1.021286	0.000
TA BlackRock Global Allocation – Service Class(1)	2011	$1.317268	$1.256814	0.000
Subaccount inception date May 1, 2009	2010	$1.209558	$1.317268	0.000
	2009	$1.000000	$1.209558	0.000
TA BlackRock Large Cap Value – Initial Class	2011	$1.100287	$1.122535	0.000
Subaccount inception date November 19, 2009	2010	$1.003205	$1.100287	0.000
	2009	$0.984671	$1.003205	0.000
TA BlackRock Tactical Allocation – Service Class	2011	$1.340364	$1.380893	0.000
Subaccount inception date May 1, 2009	2010	$1.213336	$1.340364	0.000
	2009	$1.000000	$1.213336	0.000
TA Janus Balanced – Service Class	2011	$1.010293	$0.894818	0.000
Subaccount inception date November 19, 2009	2010	$0.986760	$1.010293	0.000
	2009	$0.986597	$0.986760	0.000

36

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Hanlon Balanced – Service Class	2011	$0.979405	$0.939461	0.000
Subaccount inception Date November 19, 2009	2010	$1.021624	$0.979405	0.000
	2009	$0.998184	$1.021624	0.000
TA Hanlon Growth – Service Class	2011	$1.008026	$0.884752	0.000
Subaccount Inception date November 19, 2009	2010	$1.022292	$1.008026	0.000
	2009	$0.996422	$1.022292	0.000
TA Hanlon Growth and Income – Service Class	2011	$0.994755	$0.914164	0.000
Subaccount inception date November 19, 2009	2010	$1.023373	$0.994755	0.000
	2009	$0.997290	$1.023373	0.000
TA Hanlon Income – Service Class	2011	$0.998824	$1.020954	0.000
Subaccount inception date November 19, 2009	2010	$1.004621	$0.998824	0.000
	2009	$0.999981	$1.004621	0.000
TA JPMorgan Mid Cap Value – Service Class	2011	$1.257004	$1.269879	0.000
Subaccount inception date November 19, 2009	2010	$1.030608	$1.257004	0.000
	2009	$0.985180	$1.030608	0.000
TA PIMCO Total Return – Service Class	2011	$1.133586	$1.192685	0.000
Subaccount inception date September 8, 2008	2010	$1.067483	$1.133586	0.000
	2009	$0.928679	$1.067483	0.000
	2008	$1.000000	$0.928679	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.085740	$1.112427	0.000
Subaccount inception date November 19, 2009	2010	$0.999179	$1.085740	0.000
	2009	$0.999981	$0.999179	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.045789	$1.053766	0.000
Subaccount inception date May 1, 2008	2010	$0.951393	$1.045789	0.000
	2009	$0.822151	$0.951393	0.000
	2008	$1.000000	$0.822151	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.996044	$0.977925	188,349.544
Subaccount inception date May 1, 2008	2010	$0.887592	$0.996044	202,830.142
	2009	$0.725598	$0.887592	204,895.597
	2008	$1.000000	$0.725598	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.164685	$1.111277	0.000
Subaccount inception date November 19, 2009	2010	$1.025159	$1.164685	0.000
	2009	$0.999981	$1.025159	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.411167	$0.326858	0.000
Subaccount inception date May 1, 2009	2010	$0.565343	$0.411167	0.000
	2009	$1.000000	$0.565343	0.000
TA Efficient Markets – Service Class	2011	$1.355748	$1.316847	0.000
Subaccount inception date November 10, 2008	2010	$1.214882	$1.355748	0.000
	2009	$1.037990	$1.214882	0.000
	2008	$1.000000	$1.037990	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.096357	$1.129589	0.000
Subaccount inception date September 8, 2005	2010	$0.891182	$1.096357	0.000
	2009	$0.712587	$0.891182	0.000
	2008	$1.064259	$0.712587	0.000
	2007	$1.000000	$1.064259	0.000
TA AEGON Money Market – Service Class	2011	$1.025542	$1.018568	0.000
Subaccount inception date May 1, 2007	2010	$1.032701	$1.025542	0.000
	2009	$1.039860	$1.032701	0.000
	2008	$1.024984	$1.039860	135,671.011
	2007	$1.000000	$1.024984	0.000

37

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.70%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities – Service Class	2011	$1.116318	$1.189345	0.000
Subaccount inception date September 8, 2005	2010	$1.078584	$1.116318	0.000
	2009	$1.042385	$1.078584	0.000
	2008	$1.000000	$1.042385	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.052401	$1.062497	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.052401	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.367316	$1.313728	0.000
Subaccount inception date November 10, 2008	2010	$1.250827	$1.367316	0.000
	2009	$1.014113	$1.250827	0.000
	2008	$1.000000	$1.014113	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.124056	$1.127379	0.000
Subaccount inception date November 19, 2009	2010	$1.009099	$1.124056	0.000
	2009	$0.989803	$1.009099	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.048415	$1.101406	0.000
Subaccount inception date November 19, 2009	2010	$0.994798	$1.048415	0.000
	2009	$1.000924	$0.994798	0.000
American Funds – Growth Fund – Class 2(4)	2011	$1.179699	$1.118090	0.000
Subaccount inception date November 19, 2009	2010	$1.003954	$1.179699	0.000
	2009	$0.986506	$1.003954	0.000
American Funds – Growth-Income Fund – Class 2(4)	2011	$1.113552	$1.082365	0.000
Subaccount inception date November 19, 2009	2010	$1.009347	$1.113552	0.000
	2009	$0.986827	$1.009347	0.000
American Funds – International Fund – Class 2(4)	2011	$1.042015	$0.887632	0.000
Subaccount inception date November 19, 2009	2010	$0.981444	$1.042015	0.000
	2009	$0.982937	$0.981444	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.089039	$1.045904	0.000
Subaccount inceptiond date November 19, 2009	2010	$1.004735	$1.089039	0.000
	2009	$0.988835	$1.004735	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.965527	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.985433	0.000
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.924710	0.000
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.049428	0.000
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.000354	0.000
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.072037	0.000

		Subaccount Account Expense 0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$0.854238	$0.800047	0.000
Subaccount inception date September 8, 2005	2010	$0.743331	$0.854238	0.000
	2009	$0.560765	$0.743331	18,525.298
	2008	$1.000000	$0.560765	0.000

38

CONDENSED FINANCIAL INFORMATION — (Continued)

		Subaccount Account Expense 0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index – Initial Class	2011	$0.941710	$0.942558	0.000
Subaccount inception date September 8, 2005	2010	$0.822947	$0.941710	0.000
	2009	$0.639160	$0.822947	0.000
	2008	$1.000000	$0.639160	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.196943	$1.245953	118,961.456
Subaccount inception date September 8, 2005	2010	$1.071452	$1.196943	139,023.050
	2009	$0.732445	$1.071452	368,235.143
	2008	$1.000000	$0.732445	57,205.630
TA T. Rowe Price Small Cap – Initial Class	2011	$1.169715	$1.181855	36,091.239
Subaccount inception date September 8, 2005	2010	$0.875816	$1.169715	19,098.603
	2009	$0.635547	$0.875816	27,440.705
	2008	$1.000000	$0.635547	0.000
TA Third Avenue Value – Initial Class	2011	$0.891421	$0.758741	484,698.809
Subaccount inception date May 1, 2007	2010	$0.777238	$0.891421	459,171.359
	2009	$0.579993	$0.777238	483,492.237
	2008	$1.000000	$0.579993	30,907.700
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$0.897062	$0.907453	0.000
Subaccount inception date September 8, 2005	2010	$0.826153	$0.897062	0.000
	2009	$0.633313	$0.826153	0.000
	2008	$1.000000	$0.633313	0.000
TA Jennison Growth – Initial Class	2011	$1.057942	$1.044508	93,221.925
Subaccount inception date April 29, 2010	2010	$1.000000	$1.057942	108,627.922
TA WMC Diversified Growth – Initial Class	2011	$0.852867	$0.815744	0.000
Subaccount inception date September 8, 2005	2010	$0.728626	$0.852867	0.000
	2009	$0.567633	$0.728626	0.000
	2008	$1.000000	$0.567633	0.000
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.144158	$1.034174	0.000
Subaccount inception date September 8, 2005	2010	$0.848876	$1.144158	6,580.510
	2009	$0.624281	$0.848876	0.000
	2008	$1.000000	$0.624281	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.511659	$1.397196	0.000
Subaccount inception date September 8, 2005	2010	$1.302132	$1.511659	0.000
	2009	$1.000000	$1.302132	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.017238	$0.983828	2,968.415
Subaccount inception date January 22, 2008	2010	$0.785080	$1.017238	2,968.415
	2009	$0.551765	$0.785080	16,811.118
	2008	$1.000000	$0.551765	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$0.815510	$0.694432	0.000
Subaccount inception date September 8, 2005	2010	$0.756659	$0.815510	0.000
	2009	$0.604988	$0.756659	0.000
	2008	$1.000000	$0.604988	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$1.009560	$0.980320	1,695.968
Subaccount inception date September 8, 2005	2010	$0.852656	$1.009560	0.000
	2009	$0.590190	$0.852656	0.000
	2008	$1.000000	$0.590190	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.137950	$1.054756	2,006.437
Subaccount inception date September 8, 2005	2010	$0.855368	$1.137950	6,196.789
	2009	$0.536201	$0.855368	0.000
	2008	$1.000000	$0.536201	0.000

39

CONDENSED FINANCIAL INFORMATION — (Continued)

		Subaccount Account Expense 0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$0.933235	$0.903813	26,818.679
Subaccount inception date September 8, 2005	2010	$0.801341	$0.933235	26,818.679
	2009	$0.594317	$0.801341	59,469.041
	2008	$1.000000	$0.594317	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.860025	$0.862782	52,216.071
Subaccount inception date September 8, 2005	2010	$0.751733	$0.860025	14,014.989
	2009	$0.581084	$0.751733	0.000
	2008	$1.000000	$0.581084	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.873711	$0.869823	4,422.611
Subaccount inception date September 8, 2005	2010	$0.708192	$0.873711	4,422.611
	2009	$0.555637	$0.708192	0.000
	2008	$1.000000	$0.555637	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.083409	$0.962183	0.000
Subaccount inception date September 8, 2005	2010	$0.846393	$1.083409	0.000
	2009	$0.608121	$0.846393	15,185.352
	2008	$1.000000	$0.608121	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.987745	$0.894952	3,956.664
Subaccount inception date September 8, 2005	2010	$0.785069	$0.987745	6,354.319
	2009	$0.501421	$0.785069	0.000
	2008	$1.000000	$0.501421	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.053838	$1.006993	229.239
Subaccount inception date May 1, 2008	2010	$0.900751	$1.053838	134.138
	2009	$0.655426	$0.900751	39,858.839
	2008	$1.000000	$0.655426	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.399127	$1.364851	1,642.871
Subaccount inception date November 10, 2008	2010	$1.279320	$1.399127	13,955.116
	2009	$0.991473	$1.279320	1,692.259
	2008	$1.000000	$0.991473	0.000
NVIT Developing Markets Fund – Class II	2011	$0.792195	$0.610740	17,626.542
Subaccount inception date May 1, 2007	2010	$0.686529	$0.792195	26,517.989
	2009	$0.426071	$0.686529	0.000
	2008	$1.000000	$0.426071	0.000
Equity Index Portfolio	2011	$0.920162	$0.931913	177,861.428
Subaccount inception date May 1, 2007	2010	$0.805936	$0.920162	145,110.267
	2009	$0.641520	$0.805936	64,100.828
	2008	$1.000000	$0.641520	0.000
Mid-Cap Index Portfolio	2011	$0.999540	$0.972867	177,274.067
Subaccount inception date May 1, 2007	2010	$0.802450	$0.999540	64,833.581
	2009	$0.575367	$0.802450	21,754.091
	2008	$1.000000	$0.575367	0.000
REIT Index Portfolio	2011	$0.918686	$0.989790	21,265.944
Subaccount inception date May 1, 2007	2010	$0.720968	$0.918686	28,123.147
	2009	$0.561882	$0.720968	23,163.091
	2008	$1.000000	$0.561882	0.000
International Portfolio	2011	$0.886244	$0.761327	207,864.197
Subaccount inception date May 1, 2007	2010	$0.770809	$0.886244	180,515.196
	2009	$0.543343	$0.770809	176,351.108
	2008	$1.000000	$0.543343	72,723.940

40

CONDENSED FINANCIAL INFORMATION — (Continued)

		Subaccount Account Expense 0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Short-Term Investment-Grade Portfolio	2011	$1.120424	$1.135675	236,039.023
Subaccount inception date May 1, 2007	2010	$1.071765	$1.120424	166,555.694
	2009	$0.947427	$1.071765	49,350.212
	2008	$1.000000	$0.947427	31,529857
Total Bond Market Index Portfolio	2011	$1.143735	$1.223323	182,667.531
Subaccount inception date May 1, 2007	2010	$1.080911	$1.143735	174,411.783
	2009	$1.026931	$1.080911	102,668.921
	2008	$1.000000	$1.026931	31,553.387
Wanger International	2011	$0.996607	$0.845407	117,958.605
Subaccount inception date May 1, 2007	2010	$0.802981	$0.996607	62,468.216
	2009	$0.539589	$0.802981	36,835.290
	2008	$1.000000	$0.539589	0.000
Wanger USA	2011	$1.047526	$1.004424	2,463.741
Subaccount inception date May 1, 2007	2010	$0.854732	$1.047526	1,918.370
	2009	$0.604861	$0.854732	0.000
	2008	$1.000000	$0.604861	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.038325	$1.055948	114.415
Subaccount inception date May 1, 2007	2010	$0.961377	$1.038325	212,291.032
	2009	$0.774700	$0.961377	159,758.500
	2008	$1.000000	$0.774700	0.000
TA Asset Allocation – Growth – Service Class	2011	$0.891409	$0.835222	0.000
Subaccount inception date May 1, 2007	2010	$0.782579	$0.891409	0.000
	2009	$0.608031	$0.782579	0.000
	2008	$1.000000	$0.608031	0.000
TA Asset Allocation – Moderate – Service Class	2011	$1.009345	$1.005764	715,882.292
Subaccount inception date May 1, 2007	2010	$0.922402	$1.009345	589,226.710
	2009	$0.735672	$0.922402	706,792.244
	2008	$1.000000	$0.735672	514,329.800
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.958158	$0.930318	1,138,915.963
Subaccount inception date May 1, 2007	2010	$0.857969	$0.958158	289,012.521
	2009	$0.675336	$0.857969	292,974.849
	2008	$1.000000	$0.675336	74,112.100
TA International Moderate Growth – Service Class	2011	$0.886273	$0.814215	103,164.134
Subaccount inception date May 1, 2006	2010	$0.809156	$0.886273	100,117.235
	2009	$0.629732	$0.809156	122,644.583
	2008	$1.000000	$0.629732	105,089.846
TA BlackRock Global Allocation – Service Class(1)	2011	$1.318349	$1.258472	48,871.016
Subaccount inception date May 1, 2009	2010	$1.209948	$1.318349	30,825.056
	2009	$1.000000	$1.209948	0.000
TA BlackRock Large Cap Value – Initial Class	2011	$1.100893	$1.123715	207,929.631
Subaccount inception date November 19, 2009	2010	$1.003266	$1.100893	194,773.841
	2009	$0.984672	$1.003266	12,731.807
TA BlackRock Tactical Allocation – Service Class	2011	$1.341473	$1.382706	16,691.671
Subaccount inception date May 1, 2009	2010	$1.213738	$1.341473	0.000
	2009	$1.000000	$1.213738	0.000
TA Janus Balanced – Service Class	2011	$1.010864	$0.895772	1,889.699
Subaccount inception date November 19, 2009	2010	$0.986818	$1.010864	1,889.699
	2009	$0.986598	$0.986818	0.000
TA Hanlon Balanced – Service Class	2011	$0.979947	$0.940443	99,528.671
Subaccount inception Date November 19, 2009	2010	$1.021682	$0.979947	100,530.197
	2009	$0.998185	$1.021682	0.000

41

CONDENSED FINANCIAL INFORMATION — (Continued)

		Subaccount Account Expense 0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Hanlon Growth – Service Class	2011	$1.008578	$0.885677	0.000
Subaccount Inception date November 19, 2009	2010	$1.022354	$1.008578	163,675.331
	2009	$0.996424	$1.022354	0.000
TA Hanlon Growth and Income – Service Class	2011	$0.995303	$0.915117	0.000
Subaccount inception date November 19, 2009	2010	$1.023436	$0.995303	0.000
	2009	$0.997292	$1.023436	0.000
TA Hanlon Income – Service Class	2011	$0.999346	$1.021982	124,837.264
Subaccount inception date November 19, 2009	2010	$1.004676	$0.999346	115,277.171
	2009	$0.999982	$1.004676	0.000
TA JPMorgan Mid Cap Value – Service Class	2011	$1.257698	$1.271208	3,817.159
Subaccount inception date November 19, 2009	2010	$1.030665	$1.257698	5,667.198
	2009	$0.985181	$1.030665	0.000
TA PIMCO Total Return – Service Class	2011	$1.151898	$1.212549	915,475.182
Subaccount inception date September 8, 2005	2010	$1.084198	$1.151898	1,073,002.743
	2009	$0.942760	$1.084198	722,368.577
	2008	$1.000000	$0.942760	750,289.783
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.086339	$1.113603	53,270.014
Subaccount inception date November 19, 2009	2010	$0.999236	$1.086339	31,803.132
	2009	$0.999982	$0.999236	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.038172	$1.046600	406,725.867
Subaccount inception date May 1, 2008	2010	$0.943997	$1.038172	190,040.385
	2009	$0.815354	$0.943997	58,680.521
	2008	$1.000000	$0.815354	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.986824	$0.969341	333,591.332
Subaccount inception date May 1, 2008	2010	$0.878940	$0.986824	66,935.201
	2009	$0.718174	$0.878940	735,866.893
	2008	$1.000000	$0.718174	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.165344	$1.112455	0.000
Subaccount inception date November 19, 2009	2010	$1.025218	$1.165344	0.000
	2009	$0.999982	$1.025218	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.411510	$0.327283	192,747.504
Subaccount inception date May 1, 2009	2010	$0.565529	$0.411510	38,612.050
	2009	$1.000000	$0.565529	0.000
TA Efficient Markets – Service Class	2011	$1.357192	$1.318904	38,147.424
Subaccount inception date November 10, 2008	2010	$1.215564	$1.357192	38,823.874
	2009	$1.038061	$1.215564	38,484.014
	2008	$1.000000	$1.038061	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.054361	$1.086859	12,836.910
Subaccount inception date September 8, 2005	2010	$0.856624	$1.054361	273.326
	2009	$0.684617	$0.856624	14,724.326
	2008	$1.000000	$0.684617	0.000
TA AEGON Money Market – Service Class	2011	$0.994011	$0.987752	0.000
Subaccount inception date May 1, 2007	2010	$1.000520	$0.994011	0.000
	2009	$1.006952	$1.000520	0.000
	2008	$1.000000	$1.006952	0.000
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.123012	$1.197066	0.000
Subaccount inception date September 9, 2005	2010	$1.084503	$1.123012	0.000
	2009	$1.047571	$1.084503	0.000
	2008	$1.000000	$1.047571	0.000

42

CONDENSED FINANCIAL INFORMATION — (Continued)

		Subaccount Account Expense 0.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities – Service Class	2011	$1.123012	$1.197066	31,294.071
Subaccount inception date September 9, 2005	2010	$1.084503	$1.123012	40,020.934
	2009	$1.047571	$1.084503	47,544.314
	2008	$1.000000	$1.047571	31,294.071
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.052593	$1.063226	10,875.658
Subaccount inception date August 16, 2010	2010	$1.000000	$1.052593	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.368756	$1.315774	91.280
Subaccount inception date November 10, 2008	2010	$1.251522	$1.368756	26,373.123
	2009	$1.014181	$1.251522	96.575
	2008	$1.000000	$1.014181	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.124690	$1.128573	60,117.552
Subaccount inception date November 19, 2009	2010	$1.009161	$1.124690	33,853.628
	2009	$0.989805	$1.009161	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.049004	$1.102584	0.000
Subaccount inception date November 19, 2009	2010	$0.994860	$1.049004	0.000
	2009	$1.000926	$0.994860	0.000
American Funds – Growth Fund – Class 2(4)	2011	$1.180363	$1.119262	59,154.236
Subaccount inception date November 19, 2009	2010	$1.004013	$1.180363	0.000
	2009	$0.986508	$1.004013	0.000
American Funds – Growth-Income Fund – Class 2(4)	2011	$1.114173	$1.083511	11,177.518
Subaccount inception date November 19, 2009	2010	$1.009410	$1.114173	0.000
	2009	$0.986829	$1.009410	0.000
American Funds – International Fund – Class 2(4)	2011	$1.042596	$0.888575	128,492.834
Subaccount inception date November 19, 2009	2010	$0.981498	$1.042596	0.000
	2009	$0.982938	$0.981498	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.089646	$1.046993	0.000
Subaccount inceptiond date November 19, 2009	2010	$1.004794	$1.089646	0.000
	2009	$0.988837	$1.004794	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.965831	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.985754	0.000
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.925012	9,089.015
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.049771	0.000
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.000675	0.000
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.072385	0.000

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$0.855352	$0.801486	45,026.974
Subaccount inception date September 8, 2005	2010	$0.743928	$0.855352	31,059.356
	2009	$0.560939	$0.743928	0.000
	2008	$1.000000	$0.560939	0.000

43

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index – Initial Class	2011	$0.942955	$0.944284	0.000
Subaccount inception date September 8, 2005	2010	$0.823616	$0.942955	0.000
	2009	$0.639365	$0.823616	0.000
	2008	$1.000000	$0.639365	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.198490	$1.248181	88,114.697
Subaccount inception date September 8, 2005	2010	$1.072306	$1.198490	26,057.775
	2009	$0.732661	$1.072306	0.000
	2008	$1.000000	$0.732661	0.000
TA Jennison Growth – Initial Class	2011	$1.058300	$1.045384	44,904.361
Subaccount inception date April 29, 2010	2010	$1.000000	$1.058300	47,897.281
TA T. Rowe Price Small Cap – Initial Class	2011	$1.171243	$1.183979	32,902.347
Subaccount inception date September 8, 2005	2010	$0.876519	$1.171243	16,021.682
	2009	$0.635740	$0.876519	5,130.288
	2008	$1.000000	$0.635740	0.000
TA Third Avenue Value – Initial Class	2011	$0.892584	$0.760100	0.000
Subaccount inception date May 1, 2007	2010	$0.777867	$0.892584	0.000
	2009	$0.580172	$0.777867	0.000
	2008	$1.000000	$0.580172	0.000
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$0.898219	$0.909074	8,635.061
Subaccount inception date September 8, 2005	2010	$0.826811	$0.898219	17,124.443
	2009	$0.633502	$0.826811	0.000
	2008	$1.000000	$0.633502	0.000
TA WMC Diversified Growth – Initial Class	2011	$0.853965	$0.817205	42,043.270
Subaccount inception date September 8, 2008	2010	$0.729211	$0.853965	10,711.391
	2009	$0.567806	$0.729211	11,357.878
	2008	$1.000000	$0.567806	24,670.343
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.145670	$1.036050	0.000
Subaccount inception date September 8, 2005	2010	$0.849572	$1.145670	0.000
	2009	$0.624475	$0.849572	0.000
	2008	$1.000000	$0.624475	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.512919	$1.399050	0.000
Subaccount inception date September 8, 2005	2010	$1.302565	$1.512919	20,836.310
	2009	$1.000000	$1.302565	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.018582	$0.985618	119,079.354
Subaccount inception date January 22, 2008	2010	$0.785724	$1.018582	143,446.282
	2009	$0.551936	$0.785724	19,178.848
	2008	$1.000000	$0.551936	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$0.816589	$0.695695	119,796.065
Subaccount inception date September 8, 2005	2010	$0.757280	$0.816589	130,986.817
	2009	$0.605182	$0.757280	0.000
	2008	$1.000000	$0.605182	17,237.721
TA Multi Managed Large Cap Core – Initial Class	2011	$1.010875	$0.982081	22,930.269
Subaccount inception date September 8, 2005	2010	$0.853342	$1.010875	22,930.269
	2009	$0.590376	$0.853342	0.000
	2008	$1.000000	$0.590376	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.139408	$1.056634	84,745.455
Subaccount inception date September 8, 2005	2010	$0.856038	$1.139408	99,880.174
	2009	$0.536368	$0.856038	0.000
	2008	$1.000000	$0.536368	0.000

44

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$0.934446	$0.905429	18,988.262
Subaccount inception date September 8, 2005	2010	$0.801979	$0.934446	33,015.703
	2009	$0.594497	$0.801979	35,008.388
	2008	$1.000000	$0.594497	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.887468	20,815.579
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.861155	$0.864342	0.000
Subaccount inception date September 8, 2005	2010	$0.752343	$0.861155	0.000
	2009	$0.581263	$0.752343	0.000
	2008	$1.000000	$0.581263	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.915794	46,403.969
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.874856	$0.871410	4,489.099
Subaccount inception date September 8, 2005	2010	$0.708773	$0.874856	4,494.708
	2009	$0.555808	$0.708773	4,501.446
	2008	$1.000000	$0.555808	0.000
Fidelity VIP Growth Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.898643	45,466.010
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.084816	$0.963921	3,798.945
Subaccount inception date September 8, 2005	2010	$0.847074	$1.084816	3,803.698
	2009	$0.608313	$0.847074	3,809.408
	2008	$1.000000	$0.608313	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.833331	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.989041	$0.896570	0.000
Subaccount inception date September 8, 2005	2010	$0.785703	$0.989041	0.000
	2009	$0.501576	$0.785703	0.000
	2008	$1.000000	$0.501576	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.828058	27,037.798
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.055201	$1.008793	148,731.903
Subaccount inception date May 1, 2008	2010	$0.901474	$1.055201	19,983.932
	2009	$0.655632	$0.901474	0.000
	2008	$1.000000	$0.655632	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.400629	$1.366990	0.000
Subaccount inception date November 10, 2008	2010	$1.280056	$1.400629	0.000
	2009	$0.991545	$1.280056	0.000
	2008	$1.000000	$0.991545	0.000
NVIT Developing Markets Fund – Class II	2011	$0.793237	$0.611849	51,800.303
Subaccount inception date May 1, 2007	2010	$0.687094	$0.793237	47,224.358
	2009	$0.426071	$0.687094	0.000
	2008	$1.000000	$0.426071	0.000
Equity Index Portfolio	2011	$0.921358	$0.933579	208,281.625
Subaccount inception date May 1, 2007	2010	$0.806588	$0.921358	213,232.078
	2009	$0.641721	$0.806588	60,443.403
	2008	$1.000000	$0.641721	82,091.723
Equity Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.931914	0.000

45

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Mid-Cap Index Portfolio	2011	$1.000851	$0.974628	97,491.230
Subaccount inception date May 1, 2007	2010	$0.803107	$1.000851	101,078.704
	2009	$0.575549	$0.803107	28,633.430
	2008	$1.000000	$0.575549	61,729.306
Mid-Cap Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.879406	0.000
REIT Index Portfolio	2011	$0.919854	$0.991537	50,442.455
Subaccount inception date May 1, 2007	2010	$0.721534	$0.919854	50,492.903
	2009	$0.562055	$0.721534	13,889.643
	2008	$1.000000	$0.562055	31,599.300
REIT Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.956972	0.000
International Portfolio	2011	$0.887406	$0.762704	165,842.275
Subaccount inception date May 1, 2007	2010	$0.771423	$0.887406	162,815.676
	2009	$0.543512	$0.771423	34,796.860
	2008	$1.000000	$0.543512	65,277.150
International Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.787883	0.000
Short-Term Investment-Grade Portfolio	2011	$1.121903	$1.137695	618,335.304
Subaccount inception date May 1, 2007	2010	$1.072635	$1.121903	502,924.061
	2009	$0.947730	$1.072635	229,660.803
	2008	$1.000000	$0.947730	267,922.354
Short-Term Investment-Grade Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$1.000321	0.000
Total Bond Market Index Portfolio	2011	$1.145225	$1.225526	364,713.794
Subaccount inception date May 1, 2007	2010	$1.081774	$1.145225	206,510.853
	2009	$1.027240	$1.081774	90,848.415
	2008	$1.000000	$1.027240	0.000
Total Bond Market Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$1.054097	0.000
Wanger International	2011	$0.997899	$0.846921	44,214.977
Subaccount inception date May 1, 2007	2010	$0.803628	$0.997899	40,196.835
	2009	$0.539752	$0.803628	20,305.118
	2008	$1.000000	$0.539752	0.000
Wanger USA	2011	$1.048862	$1.006201	59,769.910
Subaccount inception date May 1, 2007	2010	$0.855399	$1.048862	73,151.591
	2009	$0.605038	$0.855399	9,682.776
	2008	$1.000000	$0.605038	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.039683	$1.057857	127,399.385
Subaccount inception date May 1, 2007	2010	$0.962150	$1.039683	16,258.355
	2009	$0.774936	$0.962150	0.000
	2008	$1.000000	$0.774936	0.000
TA Asset Allocation – Growth – Service Class	2011	$0.892590	$0.836745	0.000
Subaccount inception date May 1, 2007	2010	$0.783218	$0.892590	0.000
	2009	$0.608222	$0.783218	0.000
	2008	$1.000000	$0.608222	0.000
TA Asset Allocation – Moderate – Service Class	2011	$1.010652	$1.007575	384,661.424
Subaccount inception date May 1, 2007	2010	$0.923135	$1.010652	301,917.491
	2009	$0.735893	$0.923135	377,139.476
	2008	$1.000000	$0.735893	290,312.267

46

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.959419	$0.932005	522,917.279
Subaccount inception date May 1, 2007	2010	$0.858665	$0.959419	175,484.982
	2009	$0.675549	$0.858665	226,066.664
	2008	$1.000000	$0.675549	28,638.379
TA International Moderate Growth – Service Class	2011	$0.887445	$0.815685	0.000
Subaccount inception date May 1, 2006	2010	$0.809828	$0.887445	0.000
	2009	$0.629936	$0.809828	0.000
	2008	$1.000000	$0.629936	0.000
TA BlackRock Global Allocation – Service Class(1)	2011	$1.319448	$1.260151	845,167.502
Subaccount inception date May 1, 2009	2010	$1.210359	$1.319448	420,533.962
	2009	$1.000000	$1.210359	0.000
TA BlackRock Large Cap Value – Service Class	2011	$1.101489	$1.124887	103,770.718
Subaccount inception date November 19, 2009	2010	$1.003320	$1.101489	122,857.441
	2009	$0.984673	$1.003320	0.000
TA BlackRock Tactical Allocation – Service Class	2011	$1.342583	$1.384546	62,260.662
Subaccount inception date May 1, 2009	2010	$1.214141	$1.342583	49,582.970
	2009	$1.000000	$1.214141	0.000
TA Janus Balanced – Service Class	2011	$1.011412	$0.896694	13,001.033
Subaccount inception date November 19, 2009	2010	$0.986878	$1.011412	7,465.058
	2009	$0.986599	$0.986878	0.000
TA Hanlon Balanced – Service Class	2011	$0.980490	$0.941435	43,127.833
Subaccount inception Date November 19, 2009	2010	$1.021742	$0.980490	27,281.786
	2009	$0.998187	$1.021742	0.000
TA Hanlon Growth – Service Class	2011	$1.009144	$0.886625	0.000
Subaccount Inception date November 19, 2009	2010	$1.022411	$1.009144	0.000
	2009	$0.996425	$1.022411	0.000
TA Hanlon Growth and Income – Service Class	2011	$0.995855	$0.916074	11,259.299
Subaccount inception date November 19, 2009	2010	$1.023494	$0.995855	11,294.367
	2009	$0.997293	$1.023494	0.000
TA Hanlon Income – Service Class	2011	$0.999941	$1.023100	321,375.602
Subaccount inception date November 19, 2009	2010	$1.004743	$0.999941	331,103.301
	2009	$0.999984	$1.004743	0.000
TA JPMorgan Mid Cap Value – Service Class	2011	$1.258396	$1.272549	0.000
Subaccount inception date November 19, 2009	2010	$1.030729	$1.258396	0.000
	2009	$0.985183	$1.030729	0.000
TA PIMCO Total Return – Service Class	2011	$1.153407	$1.214747	741,793.016
Subaccount inception date September 8, 2005	2010	$1.085062	$1.153407	519,138.484
	2009	$0.943044	$1.085062	754,376.596
	2008	$1.000000	$0.943044	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.086944	$1.114781	9,096.783
Subaccount inception date November 19, 2009	2010	$0.999300	$1.086944	0.000
	2009	$0.999984	$0.999300	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.039518	$1.048486	956,689.253
Subaccount inception date May 1, 2008	2010	$0.944755	$1.039518	648,994.782
	2009	$0.815605	$0.944755	0.000
	2008	$1.000000	$0.815605	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.988101	$0.971089	1,088,277.253
Subaccount inception date May 1, 2008	2010	$0.879647	$0.988101	1,099,252.985
	2009	$0.718393	$0.879647	314,396.296
	2008	$1.000000	$0.718393	425,361.767

47

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.165989	$1.113616	0.000
Subaccount inception date November 19, 2009	2010	$1.025279	$1.165989	0.000
	2009	$0.999984	$1.025279	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.411851	$0.327717	427,014.300
Subaccount inception date May 1, 2009	2010	$0.565719	$0.411851	53,169.259
	2009	$1.000000	$0.565719	0.000
TA Efficient Markets – Service Class	2011	$1.358637	$1.320963	0.000
Subaccount inception date November 10, 2008	2010	$1.216249	$1.358637	0.000
	2009	$1.038133	$1.216249	0.000
	2008	$1.000000	$1.038133	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.055717	$1.088803	3,535.026
Subaccount inception date September 8, 2005	2010	$0.857300	$1.055717	0.000
	2009	$0.684818	$0.857300	0.000
	2008	$1.000000	$0.684818	0.000
TA AEGON Money Market – Service Class	2011	$0.995529	$0.989694	411,722.483
Subaccount inception date May 1, 2007	2010	$1.001421	$0.995529	290,399.027
	2009	$1.007263	$1.001421	647,782.844
	2008	$1.000000	$1.007263	211,619.105
PAM TA AEGON U.S. Government Securities – Service Class	2011	$1.124461	$1.199206	0.000
Subaccount inception date September 8, 2005	2010	$1.085366	$1.124461	0.000
	2009	$1.047898	$1.085366	0.000
	2008	$1.000000	$1.047898	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.124461	$1.199206	232,526.371
Subaccount inception date September 9, 2005	2010	$1.085366	$1.124461	20,398.908
	2009	$1.043864	$1.085366	125,864.389
	2008	$1.000000	$1.043864	280,956.856
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.052794	$1.063953	14,371.403
Subaccount inception date August 16, 2010	2010	$1.000000	$1.052794	11,584.187
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.370217	$1.317822	0.000
Subaccount inception date November 10, 2008	2010	$1.252234	$1.370217	0.000
	2009	$1.014253	$1.252234	0.000
	2008	$1.000000	$1.014253	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.125314	$1.129746	30,554.132
Subaccount inception date November 19, 2009	2010	$1.009218	$1.125314	33,590.479
	2009	$0.989806	$1.009218	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.049583	$1.103735	59,110.999
Subaccount inception date November 19, 2009	2010	$0.994913	$1.049583	22,010.280
	2009	$1.000927	$0.994913	0.000
American Funds – Growth Fund – Class 2(4)	2011	$1.181011	$1.120434	0.000
Subaccount inception date November 19, 2009	2010	$1.004069	$1.181011	0.000
	2009	$0.986509	$1.004069	0.000
American Funds – Growth-Income Fund – Class 2(4)	2011	$1.114789	$1.084645	43,435.657
Subaccount inception date November 19, 2009	2010	$1.009466	$1.114789	0.000
	2009	$0.986830	$1.009466	0.000
American Funds – International Fund – Class 2(4)	2011	$1.043166	$0.889503	70,819.498
Subaccount inception date November 19, 2009	2010	$0.981556	$1.043166	29,310.832
	2009	$0.982940	$0.981556	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.090246	$1.048098	15,293.885
Subaccount inceptiond date November 19, 2009	2010	$1.004853	$1.090246	15,421.532
	2009	$0.988838	$1.004853	0.000

48

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.60%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.966156	22,916.678
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.986083	25,068.649
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.925311	169,894.432
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.050122	38,485.719
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.001014	0.000
TA MFS International Equity – Initial Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.806165	0.000
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.072735	71,057.701

		Separate Account Expense 0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$0.761393	$0.713792	0.000
Subaccount inception date September 8, 2005	2010	$0.661884	$0.761393	0.000
	2009	$0.498829	$0.661884	0.000
	2008	$0.870475	$0.498829	0.000
	2007	$1.000000	$0.870475	0.000
TA JPMorgan Enhanced Index – Initial Class	2011	$0.889663	$0.891349	0.000
Subaccount inception date September 8, 2005	2010	$0.776694	$0.889663	0.000
	2009	$0.602640	$0.776694	0.000
	2008	$0.967213	$0.602640	0.000
	2007	$1.000000	$0.967213	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.181535	$1.231126	0.000
Subaccount inception date September 8, 2005	2010	$1.056618	$1.181535	0.000
	2009	$0.721581	$1.056618	0.000
	2008	$0.969991	$0.721581	0.000
	2007	$1.000000	$0.969991	0.000
TA Jennison Growth – Initial Class	2011	$1.058652	$1.046248	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.058652	0.000
TA PIMCO Total Return – Initial Class	2011	$1.269333	$1.341544	0.000
Subaccount inception date September 8, 2005	2010	$1.190654	$1.269333	0.000
	2009	$1.031757	$1.190654	0.000
	2008	$1.067245	$1.031757	0.000
	2007	$1.000000	$1.067245	0.000
TA T. Rowe Price Small Cap – Initial Class	2011	$1.183435	$1.196894	0.000
Subaccount inception date September 8, 2005	2010	$0.885208	$1.183435	0.000
	2009	$0.641715	$0.885208	0.000
	2008	$1.012186	$0.641715	0.000
	2007	$1.000000	$1.012186	0.000
TA Third Avenue Value – Initial Class	2011	$0.833316	$0.709978	18,696.485
Subaccount inception date May 1, 2007	2010	$0.725865	$0.833316	18,696.485
	2009	$0.541115	$0.725865	18,696.485
	2008	$0.924574	$0.541115	18,696.485
	2007	$1.000000	$0.924574	18,696.485

49

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$1.008134	$1.020823	32,515.036
Subaccount inception date September 8, 2005	2010	$0.927521	$1.008134	32,515.036
	2009	$0.710311	$0.927521	69,187.056
	2008	$1.131413	$0.710311	69,187.056
	2007	$1.000000	$1.131413	69,187.056
TA WMC Diversified Growth – Initial Class	2011	$0.898035	$0.859798	33,744.217
Subaccount inception date September 8, 2005	2010	$0.766470	$0.898035	0.000
	2009	$0.596526	$0.766470	0.000
	2008	$1.110879	$0.596526	0.000
	2007	$1.000000	$1.110879	0.000
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.262214	$1.142001	0.000
Subaccount inception date September 8, 2005	2010	$0.935538	$1.262214	0.000
	2009	$0.687330	$0.935538	0.000
	2008	$1.169542	$0.687330	0.000
	2007	$1.000000	$1.169542	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.236730	$1.197300	0.000
Subaccount inception date January 22, 2008	2010	$0.953531	$1.236730	0.000
	2009	$0.669476	$0.953531	0.000
	2008	$1.000000	$0.669476	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.514188	$1.400925	0.000
Subaccount incpetion date September 8, 2005	2010	$1.303006	$1.514188	20,710.040
	2009	$1.000000	$1.303006	20,710.040
TA AEGON U.S. Government Securities – Initial Class	2011	$1.196467	$1.280440	0.000
Subaccount inception date September 8, 2005	2010	$1.152303	$1.196467	0.000
	2009	$1.109092	$1.152303	0.000
	2008	$1.035851	$1.109092	0.000
	2007	$1.000000	$1.035851	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$0.860444	$0.733427	0.000
Subaccount inception date September 8, 2005	2010	$0.797563	$0.860444	0.000
	2009	$0.637050	$0.797563	40,200.635
	2008	$1.047231	$0.637050	40,200.635
	2007	$1.000000	$1.047231	40,200.635
TA Multi-Managed Balanced – Initial Class	2011	$1.136839	$1.176266	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.136839	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$0.992217	$0.964436	0.000
Subaccount inception date September 8, 2005	2010	$0.837174	$0.992217	0.000
	2009	$0.578888	$0.837174	0.000
	2008	$1.005008	$0.578888	0.000
	2007	$1.000000	$1.005008	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.247891	$1.157796	0.000
Subaccount inception date September 8, 2005	2010	$0.937073	$1.247891	0.000
	2009	$0.586836	$0.937073	0.000
	2008	$1.098610	$0.586836	0.000
	2007	$1.000000	$1.098610	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$0.990010	$0.959735	56,668.277
Subaccount inception date May 1, 2007	2010	$0.849232	$0.990010	56,668.277
	2009	$0.629210	$0.849232	56,668.277
	2008	$1.100585	$0.629210	56,668.277
	2007	$1.000000	$1.100585	56,668.277

50

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.791567	$0.794911	0.000
Subaccount inception date May 1, 2007	2010	$0.691209	$0.791567	0.000
	2009	$0.533779	$0.691209	0.000
	2008	$0.935946	$0.533779	0.000
	2007	$1.000000	$0.935946	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.976448	$0.973081	0.000
Subaccount inception date May 1, 2007	2010	$0.790688	$0.976448	0.000
	2009	$0.619729	$0.790688	0.000
	2008	$1.179472	$0.619729	0.000
	2007	$1.000000	$1.179472	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.133076	$1.007298	0.000
Subaccount inception date May 1, 2007	2010	$0.884314	$1.133076	0.000
	2009	$0.634734	$0.884314	0.000
	2008	$1.053945	$0.634734	0.000
	2007	$1.000000	$1.053945	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.884654	$0.802336	0.000
Subaccount inception date May 1, 2007	2010	$0.702429	$0.884654	0.000
	2009	$0.448190	$0.702429	0.000
	2008	$0.922762	$0.448190	0.000
	2007	$1.000000	$0.922762	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.079114	$1.032171	0.000
Subaccount inception date May 1, 2008	2010	$0.921436	$1.079114	0.000
	2009	$0.669819	$0.921436	0.000
	2008	$1.000000	$0.669819	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.402098	$1.369096	26,184.482
Subaccount inception date November 10, 2008	2010	$1.280761	$1.402098	26,355.064
	2009	$0.991607	$1.280761	38,817.900
	2008	$1.000000	$0.991607	0.000
NVIT Developing Markets Fund – Class II	2011	$1.002399	$0.773554	0.000
Subaccount inception date May 1, 2007	2010	$0.867840	$1.002399	0.000
	2009	$0.537893	$0.867840	0.000
	2008	$1.283480	$0.537893	0.000
	2007	$1.000000	$1.283480	0.000
Equity Index Portfolio	2011	$0.887708	$0.899934	0.000
Subaccount inception date May 1, 2007	2010	$0.776756	$0.887708	0.000
	2009	$0.617684	$0.776756	0.000
	2008	$0.984866	$0.617684	0.000
	2007	$1.000000	$0.984866	0.000
Mid-Cap Index Portfolio	2011	$0.966303	$0.941458	0.000
Subaccount inception date May 1, 2007	2010	$0.775000	$0.966303	0.000
	2009	$0.555136	$0.775000	0.000
	2008	$0.959357	$0.555136	0.000
	2007	$1.000000	$0.959357	0.000
REIT Index Portfolio	2011	$0.827686	$0.892623	0.000
Subaccount inception date May 1, 2007	2010	$0.648905	$0.827686	0.000
	2009	$0.505223	$0.648905	0.000
	2008	$0.809547	$0.505223	0.000
	2007	$1.000000	$0.809547	0.000

51

CONDENSED FINANCIAL INFORMATION — (Continued)

	Year	Separate Account Expense 0.55%
Subaccount		Beginning AUV	Ending AUV	# Units
International Portfolio	2011	$0.951669	$0.818340	53,458.409
Subaccount inception date May 1, 2007	2010	$0.826887	$0.951669	53,458.409
	2009	$0.582298	$0.826887	53,458.409
	2008	$1.062969	$0.582298	53,458.409
	2007	$1.000000	$1.062969	53,458.409
Short-Term Investment-Grade Portfolio	2011	$1.177546	$1.194738	129,794.840
Subaccount inception date May 1, 2007	2010	$1.125283	$1.177546	129,794.840
	2009	$0.993739	$1.125283	75,294.758
	2008	$1.034982	$0.993739	75,294.758
	2007	$1.000000	$1.034982	75,294.758
Total Bond Market Index Portfolio	2011	$1.222062	$1.308397	169,313.851
Subaccount inception date May 1, 2007	2010	$1.153793	$1.222062	213,639.587
	2009	$1.095084	$1.153793	234,096.075
	2008	$1.046412	$1.095084	270,540.649
	2007	$1.000000	$1.046412	74,545.796
Wanger International	2011	$1.049175	$0.890875	0.000
Subaccount inception date May 1, 2007	2010	$0.844511	$1.049175	0.000
	2009	$0.566933	$0.844511	0.000
	2008	$1.047931	$0.566933	0.000
	2007	$1.000000	$1.047931	0.000
Wanger USA	2011	$1.004577	$0.964198	0.000
Subaccount inception date May 1, 2007	2010	$0.818877	$1.004577	0.000
	2009	$0.578918	$0.818877	0.000
	2008	$0.965128	$0.578918	0.000
	2007	$1.000000	$0.965128	0.000
TA Asset Allocation – Conservative – Service Class	2011	$1.071279	$1.090542	1,713,816.280
Subaccount inception date May 1, 2007	2010	$0.990899	$1.071279	1,394,311.042
	2009	$0.797694	$0.990899	1,002,781.301
	2008	$1.020524	$0.797694	173,118.811
	2007	$1.000000	$1.020524	207,438.509
TA Asset Allocation – Growth – Service Class	2011	$0.880123	$0.825460	0.000
Subaccount inception date May 1, 2007	2010	$0.771889	$0.880123	0.000
	2009	$0.599123	$0.771889	58,921.305
	2008	$0.999980	$0.599123	58,921.305
	2007	$1.000000	$0.999980	58,921.305
TA Asset Allocation – Moderate – Service Class	2011	$1.034087	$1.031448	1,050,778.712
Subaccount inception date May 1, 2007	2010	$0.944075	$1.034087	1,452,263.470
	2009	$0.752210	$0.944075	2,046,233.656
	2008	$1.024811	$0.752210	2,784,673.212
	2007	$1.000000	$1.024811	454,175.703
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.960851	$0.933861	559,651.120
Subaccount inception date May 1, 2007	2010	$0.859520	$0.960851	830,213.026
	2009	$0.675884	$0.859520	854,599.861
	2008	$1.013178	$0.675884	1,731,974.175
	2007	$1.000000	$1.013178	3,012,269.027
TA International Moderate Growth – Service Class	2011	$0.912994	$0.839586	185,982.656
Subaccount inception date May 1, 2006	2010	$0.832728	$0.912994	234,209.690
	2009	$0.647435	$0.832728	250,563.330
	2008	$1.022247	$0.647435	175,914.097
	2007	$1.000000	$1.022247	110,140.088
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.052987	$1.064671	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.052987	0.000

52

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Global Allocation – Service Class(1)	2011	$1.320541	$1.261820	37,500.474
Subaccount inception date May 1, 2009	2010	$1.210759	$1.320541	37,500.474
	2009	$1.000000	$1.210759	0.000
TA BlackRock Large Cap Value – Service Class	2011	$1.102115	$1.126081	33,148.530
Subaccount inception date November 19, 2009	2010	$1.003382	$1.102115	33,148.530
	2009	$0.984675	$1.003382	0.000
TA BlackRock Tactical Allocation – Service Class	2011	$1.343706	$1.386394	0.000
Subaccount inception date May 1, 2009	2010	$1.214548	$1.343706	0.000
	2009	$1.000000	$1.214548	0.000
TA Janus Balanced – Service Class	2011	$1.011969	$0.897640	0.000
Subaccount inception date November 19, 2009	2010	$0.986931	$1.011969	0.000
	2009	$0.986601	$0.986931	0.000
TA Hanlon Balanced – Service Class	2011	$0.981044	$0.942436	0.000
Subaccount inception date November 19, 2009	2010	$1.021804	$0.981044	0.000
	2009	$0.998188	$1.021804	0.000
TA Hanlon Growth – Service Class	2011	$1.009719	$0.887558	0.000
Subaccount inception date November 19, 2009	2010	$1.022472	$1.009719	0.000
	2009	$0.996426	$1.022472	0.000
TA Hanlon Growth and Income – Service Class	2011	$0.996413	$0.917050	0.000
Subaccount inception date November 19, 2009	2010	$1.023554	$0.996413	0.000
	2009	$0.997294	$1.023554	0.000
TA Hanlon Income – Service Class	2011	$1.000472	$1.024172	0.000
Subaccount inception date November 19, 2009	2010	$1.004796	$1.000472	0.000
	2009	$0.999985	$1.004796	0.000
TA JPMorgan Mid Cap Value – Service Class	2011	$1.259095	$1.273885	0.000
Subaccount inception date November 19, 2009	2010	$1.030785	$1.259095	0.000
	2009	$0.985184	$1.030785	0.000
TA PIMCO Total Return – Service Class	2011	$1.138582	$1.199726	0.000
Subaccount inception date September 8, 2005	2010	$1.070589	$1.138582	0.000
	2009	$0.929993	$1.070589	0.000
	2008	$1.000000	$0.929993	0.000
TA Vanguard ETF Index – Conservative – Service Class	2011	$1.087544	$1.115938	0.000
Subaccount inception date November 19,2009	2010	$0.999352	$1.087544	0.000
	2009	$0.999985	$0.999352	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.049957	$1.059537	0.000
Subaccount inception date May 1, 2008	2010	$0.953761	$1.049957	0.000
	2009	$0.822968	$0.953761	0.000
	2008	$1.000000	$0.822968	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$0.999993	$0.983261	37,170.319
Subaccount inception date May 1, 2008	2010	$0.889795	$0.999993	37,412.476
	2009	$0.726324	$0.889795	45,167.264
	2008	$1.000000	$0.726324	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.166638	$1.114791	0.000
Subaccount inception date May 1, 2009	2010	$1.025337	$1.166638	0.000
	2009	$0.999985	$1.025337	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.412200	$0.328162	0.000
Subaccount inception date May 1, 2009	2010	$0.565905	$0.412200	0.000
	2009	$1.000000	$0.565905	0.000

53

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Efficient Markets – Service Class	2011	$1.360090	$1.323021	0.000
Subaccount inception date November 10, 2008	2010	$1.216944	$1.360090	0.000
	2009	$1.038202	$1.216944	0.000
	2008	$1.000000	$1.038202	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.102314	$1.137414	0.000
Subaccount inception date May 1, 2007	2010	$0.894695	$1.102314	0.000
	2009	$0.714326	$0.894695	0.000
	2008	$1.065262	$0.714326	0.000
	2007	$1.000000	$1.065262	0.000
TA AEGON Money Market – Service Class	2011	$1.031360	$1.025847	293,572.361
Subaccount inception date May 1, 2007	2010	$1.036895	$1.031360	0.000
	2009	$1.042391	$1.036895	0.000
	2008	$1.025946	$1.042391	0.000
	2007	$1.000000	$1.025946	0.000
TA AEGON U.S. Government Securities – Service Class	2011	$1.121255	$1.196370	103,405.505
Subaccount inception date September 9, 2005	2010	$1.081734	$1.121255	149,692.922
	2009	$1.043864	$1.081734	166,611.358
	2008	$1.000000	$1.043864	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.371663	$1.319863	0.000
Subaccount inception date November 10, 2008	2010	$1.252945	$1.371663	0.000
	2009	$1.014326	$1.252945	0.000
	2008	$1.000000	$1.014326	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.125918	$1.130918	0.000
Subaccount inception date November 19, 2009	2010	$1.009275	$1.125918	0.000
	2009	$0.989807	$1.009275	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.050167	$1.104887	0.000
Subaccount inception date November 19, 2009	2010	$0.994975	$1.050167	0.000
	2009	$1.000928	$0.994975	0.000
American Funds – Growth Fund – Class 2(4)	2011	$1.181666	$1.121607	0.000
Subaccount inception date November 19, 2009	2010	$1.004129	$1.181666	0.000
	2009	$0.986510	$1.004129	0.000
American Funds – Growth-Income Fund – Class 2(4)	2011	$1.115409	$1.085783	0.000
Subaccount inception date November 19, 2009	2010	$1.009527	$1.115409	0.000
	2009	$0.986832	$1.009527	0.000
American Funds – International Fund – Class 2(4)	2011	$1.043757	$0.890454	0.000
Subaccount inception date November 19, 2009	2010	$0.981615	$1.043757	0.000
	2009	$0.982941	$0.981615	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.090845	$1.049189	0.000
Subaccount inception date November 19, 2009	2010	$1.004910	$1.090845	0.000
	2009	$0.988839	$1.004910	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.966476	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.986404	0.000
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.925627	0.000
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.050458	0.000
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.001334	0.000

54

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.073094	0.000

		Separate Account Expense 0.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$0.762751	$0.715430	0.000
Subaccount inception date September 8, 2005	2010	$0.662742	$0.762751	0.000
	2009	$0.499223	$0.662742	0.000
	2008	$0.870750	$0.499223	0.000
	2007	$1.000000	$0.870750	0.000
TA JPMorgan Enhanced Index – Initial Class	2011	$0.891270	$0.893398	0.000
Subaccount inception date September 8, 2005	2010	$0.777714	$0.891270	0.000
	2009	$0.603133	$0.777714	0.000
	2008	$0.967523	$0.603133	0.000
	2007	$1.000000	$0.967523	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.183674	$1.233971	0.000
Subaccount inception date September 8, 2005	2010	$1.058003	$1.183674	0.000
	2009	$0.722168	$1.058003	0.000
	2008	$0.970299	$0.722168	0.000
	2007	$1.000000	$0.970299	0.000
TA PIMCO Total Return – Initial Class	2011	$1.271616	$1.344625	0.000
Subaccount inception date September 8, 2005	2010	$1.192212	$1.271616	0.000
	2009	$1.032592	$1.192212	0.000
	2008	$1.067583	$1.032592	0.000
	2007	$1.000000	$1.067583	0.000
TA T. Rowe Price Small Cap – Initial Class	2011	$1.185573	$1.199660	0.000
Subaccount inception date September 8, 2005	2010	$0.886373	$1.185573	0.000
	2009	$0.642237	$0.886373	0.000
	2008	$1.012502	$0.642237	0.000
	2007	$1.000000	$1.012502	0.000
TA Third Avenue Value – Initial Class	2011	$0.834824	$0.711618	9,292.345
Subaccount inception date May 1, 2007	2010	$0.726809	$0.834824	9,304.785
	2009	$0.541557	$0.726809	9,316.823
	2008	$0.924874	$0.541557	9,330.034
	2007	$1.000000	$0.924874	9,343.937
TA Multi-Managed Balanced – Initial Class	2011	$1.137216	$1.177240	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.137216	0.000
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$1.009964	$1.023179	20,194.743
Subaccount inception date September 8, 2005	2010	$0.928739	$1.009964	27,437.656
	2009	$0.710891	$0.928739	0.000
	2008	$1.131771	$0.710891	0.000
	2007	$1.000000	$1.131771	0.000
TA WMC Diversified Growth – Initial Class	2011	$0.899668	$0.861792	0.000
Subaccount inception date September 8, 2005	2010	$0.767475	$0.899668	0.000
	2009	$0.597010	$0.767475	0.000
	2008	$1.111226	$0.597010	0.000
	2007	$1.000000	$1.111226	0.000

55

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.264507	$1.144641	0.000
Subaccount inception date September 8, 2005	2010	$0.936769	$1.264507	0.000
	2009	$0.687894	$0.936769	0.000
	2008	$1.169913	$0.687894	0.000
	2007	$1.000000	$1.169913	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.238554	$1.199662	0.000
Subaccount inception date January 22, 2008	2010	$0.954463	$1.238554	0.000
	2009	$0.669798	$0.954463	0.000
	2008	$1.000000	$0.669798	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.515440	$1.402780	0.000
Subaccount inception date September 8, 2005	2010	$1.303439	$1.515440	0.000
	2009	$1.000000	$1.303439	10,132.771
TA AEGON U.S. Government Securities – Initial Class	2011	$1.198618	$1.283385	0.000
Subaccount inception date September 8, 2005	2010	$1.153818	$1.198618	0.000
	2009	$1.110008	$1.153818	0.000
	2008	$1.036181	$1.110008	0.000
	2007	$1.000000	$1.036181	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$0.862002	$0.735129	0.000
Subaccount inception date September 8, 2005	2010	$0.798604	$0.862002	0.000
	2009	$0.637570	$0.798604	0.000
	2008	$1.047561	$0.637570	0.000
	2007	$1.000000	$1.047561	0.000
TA Jennison Growth – Initial Class	2011	$1.059010	$1.047125	1,915.437
Subaccount inception date April 29, 2010	2010	$1.000000	$1.059010	1,917.988
TA Multi Managed Large Cap Core – Service Class	2011	$0.993982	$0.966633	0.000
Subaccount inception date September 8, 2005	2010	$0.838246	$0.993982	0.000
	2009	$0.579352	$0.838246	0.000
	2008	$1.005311	$0.579352	0.000
	2007	$1.000000	$1.005311	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.250139	$1.160469	0.000
Subaccount inception date September 8, 2005	2010	$0.938294	$1.250139	0.000
	2009	$0.587315	$0.938294	0.000
	2008	$1.098966	$0.587315	0.000
	2007	$1.000000	$1.098966	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$0.991787	$0.961944	20,809.114
Subaccount inception date May 1, 2007	2010	$0.850342	$0.991787	20,836.961
	2009	$0.629719	$0.850342	5,485.621
	2008	$1.100927	$0.629719	5,493.398
	2007	$1.000000	$1.100927	2,929.304
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.792998	$0.796721	0.000
Subaccount inception date May 1, 2007	2010	$0.692115	$0.792998	0.000
	2009	$0.534207	$0.692115	0.000
	2008	$0.936235	$0.534207	0.000
	2007	$1.000000	$0.936235	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.978221	$0.975337	0.000
Subaccount inception date May 1, 2007	2010	$0.791725	$0.978221	0.000
	2009	$0.620234	$0.791725	0.000
	2008	$1.179841	$0.620234	0.000
	2007	$1.000000	$1.179841	0.000

56

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.135134	$1.009622	0.000
Subaccount inception date May 1, 2007	2010	$0.885481	$1.135134	0.000
	2009	$0.635254	$0.885481	0.000
	2008	$1.054274	$0.635254	0.000
	2007	$1.000000	$1.054274	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.886242	$0.804178	0.000
Subaccount inception date May 1, 2007	2010	$0.703341	$0.886242	0.000
	2009	$0.448555	$0.703341	0.000
	2008	$0.923049	$0.448555	0.000
	2007	$1.000000	$0.923049	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.080565	$1.034067	0.000
Subaccount inception date May 1, 2008	2010	$0.922221	$1.080565	0.000
	2009	$0.670050	$0.922221	0.000
	2008	$1.000000	$0.670050	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)	2011	$1.403588	$1.371241	0.000
Subaccount inception date November 10, 2008	2010	$1.281486	$1.403588	0.000
	2009	$0.991677	$1.281486	0.000
	2008	$1.000000	$0.991677	0.000
NVIT Developing Markets Fund – Class II	2011	$1.004225	$0.775357	0.000
Subaccount inception date May 1, 2007	2010	$0.868986	$1.004225	0.000
	2009	$0.538336	$0.868986	7,721.335
	2008	$1.283883	$0.538336	0.000
	2007	$1.000000	$1.283883	0.000
Equity Index Portfolio	2011	$0.889335	$0.902039	22,215.327
Subaccount inception date May 1, 2007	2010	$0.777790	$0.889335	23,602.406
	2009	$0.618193	$0.777790	25,032.926
	2008	$0.985178	$0.618193	28,853.052
	2007	$1.000000	$0.985178	31,347.927
Mid-Cap Index Portfolio	2011	$0.968044	$0.943619	0.000
Subaccount inception date May 1, 2007	2010	$0.776008	$0.968044	0.000
	2009	$0.555582	$0.776008	0.000
	2008	$0.959659	$0.555582	0.000
	2007	$1.000000	$0.959659	0.000
REIT Index Portfolio	2011	$0.829165	$0.894667	4,516.172
Subaccount inception date May 1, 2007	2010	$0.649750	$0.829165	4,798.148
	2009	$0.505634	$0.649750	5,088.962
	2008	$0.809802	$0.505634	18,162.879
	2007	$1.000000	$0.809802	6,372.701
International Portfolio	2011	$0.953389	$0.820238	10,489.459
Subaccount inception date May 1, 2007	2010	$0.827978	$0.953389	11,144.402
	2009	$0.582778	$0.827978	11,819.855
	2008	$1.063306	$0.582778	13,623.622
	2007	$1.000000	$1.063306	14,801.644
Short-Term Investment-Grade Portfolio	2011	$1.179666	$1.197527	199,674.645
Subaccount inception date May 1, 2007	2010	$1.126759	$1.179666	202,432.550
	2009	$0.994552	$1.126759	175,678.615
	2008	$1.035294	$0.994552	183,129.172
	2007	$1.000000	$1.035294	62,329.082

57

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Total Bond Market Index Portfolio	2011	$1.224296	$1.311440	26,326.776
Subaccount inception date May 1, 2007	2010	$1.155309	$1.224296	27,970.573
	2009	$1.095981	$1.155309	101,804.754
	2008	$1.046735	$1.095981	106,250.568
	2007	$1.000000	$1.046735	37,149.679
Wanger International	2011	$1.051110	$0.892971	0.000
Subaccount inception date May 1, 2007	2010	$0.845640	$1.051110	0.000
	2009	$0.567401	$0.845640	0.000
	2008	$1.048261	$0.567401	0.000
	2007	$1.000000	$1.048261	0.000
Wanger USA	2011	$1.006398	$0.966429	0.000
Subaccount inception date May 1, 2007	2010	$0.819948	$1.006398	0.000
	2009	$0.579392	$0.819948	0.000
	2008	$0.965428	$0.579392	0.000
	2007	$1.000000	$0.965428	0.000
TA Asset Allocation - Conservative – Service Class	2011	$1.073209	$1.093050	0.000
Subaccount inception date May 1, 2007	2010	$0.992192	$1.073209	0.000
	2009	$0.798345	$0.992192	0.000
	2008	$1.020839	$0.798345	0.000
	2007	$1.000000	$1.020839	0.000
TA Asset Allocation – Growth – Service Class	2011	$0.881726	$0.827385	0.000
Subaccount inception date May 1, 2007	2010	$0.772911	$0.881726	0.000
	2009	$0.599615	$0.772911	0.000
	2008	$1.000294	$0.599615	0.000
	2007	$1.000000	$1.000294	0.000
TA Asset Allocation – Moderate – Service Class	2011	$1.035954	$1.033822	177,227.730
Subaccount inception date May 1, 2007	2010	$0.945314	$1.035954	170,569.566
	2009	$0.752827	$0.945314	171,615.908
	2008	$1.025131	$0.752827	172,670.124
	2007	$1.000000	$1.025131	0.000
TA Asset Allocation – Moderate Growth – Service Class	2011	$0.962599	$0.936020	103,798.473
Subaccount inception date May 1, 2007	2010	$0.860652	$0.962599	196,814.272
	2009	$0.676439	$0.860652	198,993.102
	2008	$1.013492	$0.676439	201,361.220
	2007	$1.000000	$1.013492	0.000
TA International Moderate Growth – Service Class	2011	$0.914652	$0.841529	0.000
Subaccount inception date May 1, 2006	2010	$0.833821	$0.914652	0.000
	2009	$0.647959	$0.833821	0.000
	2008	$1.022573	$0.647959	0.000
	2007	$1.000000	$1.022573	0.000
TA BlackRock Global Allocation – Service Class(1)	2011	$1.321614	$1.263467	0.000
Subaccount inception date May 1, 2009	2010	$1.211152	$1.321614	0.000
	2009	$1.000000	$1.211152	0.000
TA BlackRock Large Cap Value – Initial Class	2011	$1.102728	$1.127263	0.000
Subaccount inception date November 19, 2009	2010	$1.003438	$1.102728	0.000
	2009	$0.984676	$1.003438	0.000
TA BlackRock Tactical Allocation – Service Class	2011	$1.344802	$1.388216	0.000
Subaccount inception date May 1, 2009	2010	$1.214941	$1.344802	0.000
	2009	$1.000000	$1.214941	0.000
TA Janus Balanced – Service Class	2011	$1.012536	$0.898587	19,554.971
Subaccount Inception Date November 19, 2009	2010	$0.986995	$1.012536	26,568.421
	2009	$0.986602	$0.986995	0.000

58

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Hanlon Balanced – Service Class	2011	$0.981575	$0.943415	0.000
Subaccount inception date November 19, 2009	2010	$1.021858	$0.981575	0.000
	2009	$0.998189	$1.021858	0.000
TA Hanlon Growth – Service Class	2011	$1.010277	$0.888490	0.000
Subaccount inception date November 19, 2009	2010	$1.022534	$1.010277	0.000
	2009	$0.996428	$1.022534	0.000
TA Hanlon Growth and Income – Service Class	2011	$0.996957	$0.917999	0.000
Subaccount inception date November 19, 2009	2010	$1.023617	$0.996957	0.000
	2009	$0.997296	$1.023617	0.000
TA Hanlon Income – Service Class	2011	$1.001008	$1.025204	0.000
Subaccount inception date November 19, 2009	2010	$1.004850	$1.001008	0.000
	2009	$0.999986	$1.004850	0.000
TA JPMorgan Mid Cap Value – Service Class	2011	$1.259793	$1.275223	0.000
Subaccount inception date November 19, 2009	2010	$1.030847	$1.259793	0.000
	2009	$0.985185	$1.030847	0.000
TA PIMCO Total Return – Service Class	2011	$1.140232	$1.202056	45,658.306
Subaccount inception date September 8, 2005	2010	$1.071618	$1.140232	45,658.306
	2009	$0.930432	$1.071618	0.000
	2008	$1.000000	$0.930432	0.000
TA Vanguard ETF Index – Conservative - Service Class	2011	$1.088152	$1.117123	0.000
Subaccount inception date November 19, 2009	2010	$0.999411	$1.088152	0.000
	2009	$0.999986	$0.999411	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.051351	$1.061466	0.000
Subaccount inception date May 1, 2008	2010	$0.954555	$1.051351	0.000
	2009	$0.823244	$0.954555	0.000
	2008	$1.000000	$0.823244	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$1.001323	$0.985055	0.000
Subaccount inception date May 1, 2008	2010	$0.890529	$1.001323	0.000
	2009	$0.726567	$0.890529	0.000
	2008	$1.000000	$0.726567	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class	2011	$1.167279	$1.115966	0.000
Subaccount inception date November 19, 2009	2010	$1.025398	$1.167279	0.000
	2009	$0.999986	$1.025398	0.000
TA ProFunds UltraBear Fund – Service Class OAM	2011	$0.412544	$0.328586	0.000
Subaccount inception date May 1, 2009	2010	$0.566098	$0.412544	0.000
	2009	$1.000000	$0.566098	0.000
TA Efficient Markets – Service Class	2011	$1.361535	$1.325091	0.000
Subaccount inception date November 10, 2008	2010	$1.217643	$1.361535	0.000
	2009	$1.038278	$1.217643	0.000
	2008	$1.000000	$1.038278	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.104312	$1.140052	0.000
Subaccount inception date May 1, 2007	2010	$0.895871	$1.104312	0.000
	2009	$0.714914	$0.895871	0.000
	2008	$1.065605	$0.714914	0.000
	2007	$1.000000	$1.065605	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.053190	$1.065402	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.053190	0.000

59

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.50%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON Money Market – Service Class	2011	$1.033080	$1.027984	612,346.242
Subaccount inception date May 1, 2007	2010	$1.038190	$1.033080	601,910.232
	2009	$1.043237	$1.038190	777,374.343
	2008	$1.026268	$1.043237	777,407.931
	2007	$1.000000	$1.026268	153,760.110
TA AEGON U.S. Government Securities – Service Class	2011	$1.122879	$1.198708	40,718.099
Subaccount inception date September 8, 2005	2010	$1.082764	$1.122879	62,794.509
	2009	$1.044339	$1.082764	0.000
	2008	$1.000000	$1.044339	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)	2011	$1.373127	$1.321930	0.000
Subaccount inception date November 10, 2008	2010	$1.253645	$1.373127	0.000
	2009	$1.014392	$1.253645	0.000
	2008	$1.000000	$1.014392	0.000
American Funds – Asset Allocation Fund – Class 2(4)	2011	$1.126556	$1.132118	0.000
Subaccount inception date November 19, 2009	2010	$1.009336	$1.126556	0.000
	2009	$0.989809	$1.009336	0.000
American Funds – Bond Fund – Class 2(4)	2011	$1.050756	$1.106064	0.000
Subaccount inception date November 19, 2009	2010	$0.995030	$1.050756	0.000
	2009	$1.000930	$0.995030	0.000
American Funds – Growth Fund – Class 2(4)	2011	$1.182327	$1.122785	0.000
Subaccount inception date November 19, 2009	2010	$1.004187	$1.182327	0.000
	2009	$0.986512	$1.004187	0.000
American Funds – Growth-Income Fund – Class 2(4)	2011	$1.116011	$1.086910	0.000
Subaccount inception date November 19, 2009	2010	$1.009584	$1.116011	0.000
	2009	$0.986833	$1.009584	0.000
American Funds – International Fund – Class 2(4)	2011	$1.044328	$0.891377	0.000
Subaccount inception date November 19, 2009	2010	$0.981668	$1.044328	0.000
	2009	$0.982942	$0.981668	0.000
GE Investments Total Return Fund – Class 3(3)	2011	$1.091450	$1.050286	0.000
Subaccount inception date November 19, 2009	2010	$1.004971	$1.091450	0.000
	2009	$0.988841	$1.004971	0.000
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.966792	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.986737	0.000
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.925926	4,818.221
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.050810	0.000
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.001660	0.000
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.073444	0.000

60

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Conservative – Initial Class	2011	$1.245209	$1.272547	0.000
Subaccount inception date September 8, 2005	2010	$1.148251	$1.245209	0.000
	2009	$0.921074	$1.148251	0.000
	2008	$1.173868	$0.921074	0.000
	2007	$1.108418	$1.173868	0.000
	2006	$1.017303	$1.108418	0.000
	2005	$1.000000	$1.017303	0.000
TA Asset Allocation – Growth – Initial Class	2011	$1.145781	$1.078876	0.000
Subaccount inception date September 8, 2005	2010	$1.001246	$1.145781	0.000
	2009	$0.774742	$1.001246	0.000
	2008	$1.289208	$0.774742	0.000
	2007	$1.201838	$1.289208	0.000
	2006	$1.044152	$1.201838	0.000
	2005	$1.000000	$1.044152	0.000
TA Asset Allocation – Moderate – Initial Class	2011	$1.248445	$1.250144	27,392.465
Subaccount inception date September 8, 2005	2010	$1.136175	$1.248445	27,094.222
	2009	$0.902909	$1.136175	27,433.961
	2008	$1.225068	$0.902909	29,559.349
	2007	$1.139932	$1.225068	30,732.227
	2006	$1.027143	$1.139932	18,362.770
	2005	$1.000000	$1.027143	0.000
TA Asset Allocation – Moderate Growth – Initial Class	2011	$1.208393	$1.178779	28,142.150
Subaccount inception date September 8, 2005	2010	$1.076789	$1.208393	28,755.439
	2009	$0.843977	$1.076789	29,328.580
	2008	$1.260885	$0.843977	29,727.030
	2007	$1.174821	$1.260885	29,590.961
	2006	$1.036680	$1.174821	18,089.031
	2005	$1.000000	$1.036680	0.000
TA International Moderate Growth – Initial Class	2011	$1.016279	$0.937150	67,557.866
Subaccount inception date May 1, 2006	2010	$0.923834	$1.016279	68,341.337
	2009	$0.715524	$0.923834	68,447.676
	2008	$1.125210	$0.715524	66,547.354
	2007	$1.039903	$1.125210	66,382.912
	2006	$1.000000	$1.039903	40,712.563
TA BlackRock Large Cap Value – Initial Class	2011	$1.014324	$1.037409	88,312.590
Subaccount inception date September 8, 2005	2010	$0.922539	$1.014324	0.000
	2009	$0.812949	$0.922539	0.000
	2008	$1.235217	$0.812949	0.000
	2007	$1.185815	$1.235217	0.000
	2006	$1.018750	$1.185815	0.000
	2005	$1.000000	$1.018750	0.000
TA Clarion Global Real Estate Securities – Initial Class	2011	$1.191627	$1.118250	22,380.675
Subaccount inception date September 8, 2005	2010	$1.034859	$1.191627	0.000
	2009	$0.779146	$1.034859	0.000
	2008	$1.358302	$0.779146	0.000
	2007	$1.462510	$1.358302	0.000
	2006	$1.032563	$1.462510	0.000
	2005	$1.000000	$1.032563	0.000

61

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index – Initial Class	2011	$1.114608	$1.117830	0.000
Subaccount inception date September 8, 2005	2010	$0.972099	$1.114608	0.000
	2009	$0.753509	$0.972099	0.000
	2008	$1.208140	$0.753509	0.000
	2007	$1.160928	$1.208140	0.000
	2006	$1.011303	$1.160928	0.000
	2005	$1.000000	$1.011303	0.000
TA Jennison Growth – Initial Class	2011	$1.180183	$1.167519	60,978.901
Subaccount inception date September 8, 2005	2010	$1.056017	$1.180183	0.000
	2009	$0.752302	$1.056017	0.000
	2008	$1.199641	$0.752302	0.000
	2007	$1.080646	$1.199641	0.000
	2006	$1.064609	$1.080646	0.000
	2005	$1.000000	$1.064609	0.000
TA Morgan Stanley Capital Growth – Initial Class	2011	$1.229059	$1.152517	0.000
Subaccount inception date September 8, 2005	2010	$0.968791	$1.229059	0.000
	2009	$0.760806	$0.968791	0.000
	2008	$1.200984	$0.760806	0.000
	2007	$1.194047	$1.200984	0.000
	2006	$1.011680	$1.194047	0.000
	2005	$1.000000	$1.011680	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.362085	$1.420666	4,209.028
Subaccount inception date September 8, 2005	2010	$1.216863	$1.362085	0.000
	2009	$0.830193	$1.216863	0.000
	2008	$1.114879	$0.830193	0.000
	2007	$1.099544	$1.114879	0.000
	2006	$0.995510	$1.099544	0.000
	2005	$1.000000	$0.995510	0.000
TA MFS International Equity – Initial Class	2011	$1.316590	$1.178896	60,756.649
Subaccount inception date September 8, 2005	2010	$1.196890	$1.316590	0.000
	2009	$0.906126	$1.196890	0.000
	2008	$1.406619	$0.906126	0.000
	2007	$1.294502	$1.406619	0.000
	2006	$1.056577	$1.294502	0.000
	2005	$1.000000	$1.056577	0.000
TA PIMCO Total Return – Initial Class	2011	$1.335515	$1.412888	0.000
Subaccount inception date September 8, 2005	2010	$1.251495	$1.335515	0.000
	2009	$1.083399	$1.251495	0.000
	2008	$1.119544	$1.083399	0.000
	2007	$1.032235	$1.119544	0.000
	2006	$1.994966	$1.032235	0.000
	2005	$1.000000	$0.994966	0.000
TA T. Rowe Price Small Cap – Initial Class	2011	$1.365780	$1.382686	78,825.934
Subaccount inception date September 8, 2005	2010	$1.020583	$1.365780	0.000
	2009	$0.739123	$1.020583	0.000
	2008	$1.164681	$0.739123	0.000
	2007	$1.067381	$1.164681	0.000
	2006	$1.035043	$1.067381	0.000
	2005	$1.000000	$1.035043	0.000

62

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC Diversified Equity – Initial Class	2011	$1.173205	$1.086523	0.000
Subaccount inception date September 8, 2005	2010	$1.008581	$1.173205	0.000
	2009	$0.789519	$1.008581	0.000
	2008	$1.407990	$0.789519	0.000
	2007	$1.227259	$1.407990	0.000
	2006	$1.037781	$1.227259	0.000
	2005	$1.000000	$1.037781	0.00
TA AEGON Money Market – Initial Class	2011	$1.113238	$1.108293	0.000
Subaccount inception date September 8, 2005	2010	$1.118287	$1.113238	0.000
	2009	$1.121908	$1.118287	0.000
	2008	$1.100636	$1.121908	0.000
	2007	$1.052681	$1.100636	0.000
	2006	$1.009643	$1.052681	0.000
	2005	$1.000000	$1.009643	0.000
TA Third Avenue Value – Initial Class	2011	$0.857375	$0.731200	711.591
Subaccount inception date May 1, 2007	2010	$0.746071	$0.857375	0.000
	2009	$0.555635	$0.746071	0.000
	2008	$0.948448	$0.555635	0.000
	2007	$1.000000	$0.948448	0.000
TA Multi-Managed Balanced – Initial Class	2011	$1.319017	$1.366119	0.000
Subaccount inception date September 8, 2005	2010	$1.067478	$1.319017	0.000
	2009	$0.849017	$1.067478	0.000
	2008	$1.261632	$0.849017	0.000
	2007	$1.115560	$1.261632	0.000
	2006	$1.026867	$1.115560	0.000
	2005	$1.000000	$1.026867	0.000
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$1.193473	$1.209689	0.000
Subaccount inception date September 8, 2005	2010	$1.096953	$1.193473	0.000
	2009	$0.839235	$1.096953	0.000
	2008	$1.335440	$0.839235	0.000
	2007	$1.130768	$1.335440	0.000
	2006	$1.024222	$1.130768	0.000
	2005	$1.000000	$1.024222	0.000
TA WMC Diversified Growth – Initial Class	2011	$1.084883	$1.039722	5,853.471
Subaccount inception date September 8, 2005	2010	$0.925015	$1.084883	0.000
	2009	$0.719205	$0.925015	0.000
	2008	$1.338001	$0.719205	0.000
	2007	$1.155832	$1.338001	0.000
	2006	$1.067964	$1.155832	0.000
	2005	$1.000000	$1.067964	0.000
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.535645	$1.390777	0.000
Subaccount inception date September 8, 2005	2010	$1.137066	$1.535645	0.000
	2009	$0.834562	$1.137066	0.000
	2008	$1.418632	$0.834562	0.000
	2007	$1.157769	$1.418632	0.000
	2006	$1.106511	$1.157769	0.000
	2005	$1.000000	$1.106511	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.240354	$1.201994	7,829.733
Subaccount inception date January 22, 2008	2010	$0.955375	$1.240354	0.000
	2009	$0.670107	$0.955375	0.000
	2008	$1.000000	$0.670107	0.000

63

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities – Initial Class	2011	$1.255660	$1.345124	0.000
Subaccount inception date September 8, 2005	2010	$1.208114	$1.255660	0.000
	2009	$1.161659	$1.208114	0.000
	2008	$1.083867	$1.161659	0.000
	2007	$1.026677	$1.083867	0.000
	2006	$0.998612	$1.026677	0.000
	2005	$1.000000	$0.998612	0.000
PAM TA AEGON U.S. Government Securities – Initial Class	2011	$1.255660	$1.345124	0.000
Subaccount inception date 2007	2010	$1.208114	$1.255660	0.000
	2009	$1.161659	$1.208114	0.000
	2008	$1.083867	$1.161659	0.000
	2007	$1.026677	$1.083867	0.000
	2006	$0.998612	$1.026677	0.000
	2005	$1.000000	$0.998612	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$1.245728	$1.062909	0.000
Subaccount inception date September 8, 2005	2010	$1.153528	$1.245728	0.000
	2009	$0.920465	$1.153528	0.000
	2008	$1.511619	$0.920465	0.000
	2007	$1.313506	$1.511619	0.000
	2006	$1.068284	$1.313506	0.000
	2005	$1.000000	$1.068284	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$1.260031	$1.225972	0.000
Subaccount inception date September 8, 2005	2010	$1.062095	$1.260031	0.000
	2009	$0.733700	$1.062095	0.000
	2008	$1.272514	$0.733700	0.000
	2007	$1.170054	$1.272514	0.000
	2006	$1.065227	$1.170054	0.000
	2005	$1.000000	$1.065227	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.563256	$1.451849	40,143.155
Subaccount inception date September 8, 2005	2010	$1.172729	$1.563256	0.000
	2009	$0.733684	$1.172729	0.000
	2008	$1.372152	$0.733684	0.000
	2007	$1.124887	$1.372152	0.000
	2006	$1.028093	$1.124887	0.000
	2005	$1.000000	$1.028093	0.000
TA PIMCO Total Return – Service Class	2011	$1.141904	$1.204425	82,950.820
Subaccount inception date September 8, 2005	2010	$1.072648	$1.141904	0.000
	2009	$0.930858	$1.072648	0.000
	2008	$1.000000	$0.930858	0.000
TA Vanguard ETF Index – Aggressive Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.882702	1,182.441
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.052752	$1.063423	0.000
Subaccount inception date May 1, 2008	2010	$0.955350	$1.052752	0.000
	2009	$0.823524	$0.955350	0.000
	2008	$1.000000	$0.823524	0.000
TA Vanguard ETF Index – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.988894	16,859.293
TA Vanguard ETF Index – Growth – Service Class	2011	$1.002679	$0.986884	17,650.329
Subaccount inception date May 1, 2008	2010	$0.891289	$1.002679	0.000
	2009	$0.726808	$0.891289	0.000
	2008	$1.000000	$0.726808	0.000

64

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities – Service Class	2011	$1.124535	$1.201060	0.000
Subaccount inception date September 8, 2005	2010	$1.083816	$1.124535	0.000
	2009	$1.044840	$1.083816	0.000
	2008	$1.000000	$1.044840	0.000
PAM TA AEGON U.S. Government Securities – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.053431	0.000
Invesco Van Kampen V.I. Value Opportunities Fund – Series II Shares	2011	$0.879144	$0.845504	0.000
Subaccount inception date September 8, 2005	2010	$0.825744	$0.879144	0.000
	2009	$0.561430	$0.825744	0.000
	2008	$1.172553	$0.561430	0.000
	2007	$1.162012	$1.172553	0.000
	2006	$1.033479	$1.162012	0.000
	2005	$1.000000	$1.033479	0.000
Invesco Van Kampen V.I. American Franchise Fund – Series II Shares	2011	$0.965555	$0.883225	0.000
Subaccount inception date September 8, 2005	2010	$0.841890	$0.965555	0.000
	2009	$0.700543	$0.841890	0.000
	2008	$1.226509	$0.700543	0.000
	2007	$1.102679	$1.226509	0.000
	2006	$1.044354	$1.102679	0.000
	2005	$1.000000	$1.044354	0.000
AllianceBernstein Balanced Wealth Strategy Portfolio – Class B(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.912363	0.000
AllianceBernstein Growth and Income Portfolio – Class B	2011	$0.987974	$1.043248	0.000
Subaccount inception date September 8, 2005	2010	$0.879810	$0.987974	0.000
	2009	$0.734328	$0.879810	0.000
	2008	$1.243789	$0.734328	0.000
	2007	$1.191506	$1.243789	0.000
	2006	$1.023100	$1.191506	0.000
	2005	$1.000000	$1.023100	0.000
AllianceBernstein Large Cap Growth Portfolio – Class B	2011	$1.079389	$1.034233	0.000
Subaccount inception date September 8, 2005	2010	$0.987193	$1.079389	0.000
	2009	$0.723260	$0.987193	0.000
	2008	$1.207265	$0.723260	0.000
	2007	$1.067410	$1.207265	0.000
	2006	$1.079115	$1.067410	0.000
	2005	$1.000000	$1.079115	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$1.005284	$0.975516	0.000
Subaccount inception date May 1, 2007	2010	$0.861478	$1.005284	0.000
	2009	$0.637649	$0.861478	0.000
	2008	$1.114236	$0.637649	3,504.506
	2007	$1.000000	$1.114236	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.888356	104,958.111
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.808343	$0.812549	0.000
Subaccount inception date May 1, 2007	2010	$0.705156	$0.808343	0.000
	2009	$0.543996	$0.705156	0.000
	2008	$0.952908	$0.543996	0.000
	2007	$1.000000	$0.952908	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.916700	101,763.029

65

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.993064	$0.990631	0.000
Subaccount inception date May 1, 2007	2010	$0.803340	$0.993064	0.000
	2009	$0.629022	$0.803340	0.000
	2008	$1.195980	$0.629022	0.000
	2007	$1.000000	$1.195980	0.000
Fidelity VIP Growth Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.899528	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.155491	$1.028244	0.000
Subaccount inception date May 1, 2007	2010	$0.900920	$1.155491	0.000
	2009	$0.646015	$0.900920	0.000
	2008	$1.071600	$0.646015	0.000
	2007	$1.000000	$1.071600	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.834149	65,951.323
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.900914	$0.817900	0.000
Subaccount inception date May 1, 2007	2010	$0.714634	$0.900914	0.000
	2009	$0.455521	$0.714634	0.000
	2008	$0.936908	$0.455521	0.000
	2007	$1.000000	$0.936908	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.828882	5,582.730
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.082008	$1.035955	0.000
Subaccount inception date May 1, 2008	2010	$0.922986	$1.082008	0.000
	2009	$0.670271	$0.922986	0.000
	2008	$1.000000	$0.670271	0.000
NVIT Developing Markets Fund – Class II	2011	$1.047273	$0.808986	39,716.358
Subaccount inception date May 1, 2007	2010	$0.905791	$1.047273	0.000
	2009	$0.560858	$0.905791	0.000
	2008	$1.336936	$0.560858	0.000
	2007	$1.000000	$1.336936	0.000
Equity Index Portfolio	2011	$0.901973	$0.915306	0.000
Subaccount inception date May 1, 2007	2010	$0.788445	$0.901973	0.000
	2009	$0.626355	$0.788445	0.000
	2008	$0.997677	$0.626355	0.000
	2007	$1.000000	$0.997677	0.000
Equity Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.932837	68,894.374
Mid-Cap Index Portfolio	2011	$0.983914	$0.959558	0.000
Subaccount inception date May 1, 2007	2010	$0.788340	$0.983914	0.000
	2009	$0.564133	$0.788340	0.000
	2008	$0.973941	$0.564133	0.000
	2007	$1.000000	$0.973941	0.000
Mid-Cap Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.880281	127,363.244
REIT Index Portfolio	2011	$0.831968	$0.898142	0.000
Subaccount inception date May 1, 2007	2010	$0.651624	$0.831968	0.000
	2009	$0.506837	$0.651624	0.000
	2008	$0.811323	$0.506837	0.000
	2007	$1.000000	$0.811323	0.000
REIT Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.957921	35,741.397

66

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
International Portfolio	2011	$0.971926	$0.836604	0.000
Subaccount inception date May 1, 2007	2010	$0.843652	$0.971926	0.000
	2009	$0.593513	$0.843652	0.000
	2008	$1.082358	$0.593513	0.000
	2007	$1.000000	$1.082358	0.000
International Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.788670	182,660.491
Short-Term Investment-Grade Portfolio	2011	$1.181594	$1.200024	0.000
Subaccount inception date May 1, 2007	2010	$1.128042	$1.181594	0.000
	2009	$0.995196	$1.128042	0.000
	2008	$1.035463	$0.995196	0.000
	2007	$1.000000	$1.035463	0.000
Short-Term Investment-Grade Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$1.001311	269,492.284
Total Bond Market Index Portfolio	2011	$1.225216	$1.313074	0.000
Subaccount inception date May 1, 2007	2010	$1.155607	$1.225216	0.000
	2009	$1.095705	$1.155607	0.000
	2008	$1.045951	$1.095705	0.000
	2007	$1.000000	$1.045951	0.000
Total Bond Market Index Portfolio(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$1.055136	547,807.050
Wanger International	2011	$1.067876	$0.907662	6,289.461
Subaccount inception date May 1, 2007	2010	$0.858705	$1.067876	0.000
	2009	$0.575883	$0.858705	0.000
	2008	$1.063410	$0.575883	0.000
	2007	$1.000000	$1.063410	0.000
Wanger USA	2011	$1.023098	$0.982948	19,127.555
Subaccount inception date May 1, 2007	2010	$0.833141	$1.023098	0.000
	2009	$0.588415	$0.833141	0.000
	2008	$0.979972	$0.588415	0.000
	2007	$1.000000	$0.979972	0.000
Fidelity VIP Contrafund ® Portfolio – Service Class 2	2011	$1.223976	$1.184583	0.000
Subaccount inception date September 8, 2005	2010	$1.051496	$1.223976	0.000
	2009	$0.779694	$1.051496	0.000
	2008	$1.366651	$0.779694	0.000
	2007	$1.170339	$1.366651	2,866.613
	2006	$1.054988	$1.170339	2,872.162
	2005	$1.000000	$1.054988	0.00
Fidelity VIP Equity-Income Portfolio – Service Class 2	2011	$1.041651	$1.043784	0.000
Subaccount inception date September 8, 2005	2010	$0.910518	$1.041651	0.000
	2009	$0.704171	$0.910518	0.000
	2008	$1.236887	$0.704171	0.000
	2007	$1.226871	$1.236887	0.000
	2006	$1.027598	$1.226871	0.000
	2005	$1.000000	$1.027598	0.000
Fidelity VIP Growth Portfolio – Service Class 2	2011	$1.130295	$1.124882	0.000
Subaccount inception date September 8, 2005	2010	$0.916660	$1.130295	0.000
	2009	$0.719559	$0.916660	0.000
	2008	$1.371746	$0.719559	0.000
	2007	$1.087921	$1.371746	0.000
	2006	$1.025409	$1.087921	0.000
	2005	$1.000000	$1.025409	0.000

67

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Mid Cap Portfolio – Service Class 2	2011	$1.449340	$1.286274	0.000
Subaccount inception date September 8, 2005	2010	$1.132343	$1.449340	0.000
	2009	$0.813898	$1.132343	0.000
	2008	$1.353742	$0.813898	0.000
	2007	$1.179021	$1.353742	0.000
	2006	$1.053621	$1.179021	0.000
	2005	$1.000000	$1.053621	0.000
Fidelity VIP Value Strategies Portfolio – Service Class 2	2011	$1.200541	$1.087167	0.000
Subaccount inception date September 8, 2005	2010	$0.954542	$1.200541	0.000
	2009	$0.610142	$0.954542	0.000
	2008	$1.258138	$0.610142	0.000
	2007	$1.198611	$1.258138	0.000
	2006	$1.037846	$1.198611	0.000
	2005	$1.000000	$1.037846	0.000
Janus Aspen – Enterprise Portfolio – Service Shares	2011	$1.433530	$1.403545	0.000
Subaccount inception date September 8, 2005	2010	$1.147223	$1.433530	0.000
	2009	$0.797805	$1.147223	0.000
	2008	$1.427441	$0.797805	0.000
	2007	$1.177831	$1.427441	0.000
	2006	$1.044190	$1.177831	0.000
	2005	$1.000000	$1.044190	0.000
Janus Aspen – Worldwide Portfolio – Service Shares	2011	$1.142365	$0.978183	0.000
Subaccount inception date September 8, 2005	2010	$0.993349	$1.142365	0.000
	2009	$0.726190	$0.993349	0.000
	2008	$1.321668	$0.726190	0.000
	2007	$1.213978	$1.321668	0.000
	2006	$1.033972	$1.213978	0.000
	2005	$1.000000	$1.033972	0.000
MFS ® New Discovery Series – Service Class	2011	$1.528061	$1.361603	0.000
Subaccount inception date September 8, 2005	2010	$1.129132	$1.528061	0.000
	2009	$0.696170	$1.129132	0.000
	2008	$1.156259	$0.696170	0.000
	2007	$1.135926	$1.156259	0.000
	2006	$1.010380	$1.135926	0.000
	2005	$1.000000	$1.010380	0.000
MFS ® Total Return Series – Service Class	2011	$1.136243	$1.149083	0.000
Subaccount inception date September 8, 2005	2010	$1.041081	$1.136243	0.000
	2009	$0.888321	$1.041081	0.000
	2008	$1.148739	$0.888321	0.000
	2007	$1.110253	$1.148739	0.000
	2006	$0.999104	$1.110253	0.000
	2005	$1.000000	$0.999104	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.053381	$1.066130	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.053381	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.136215	$1.173573	0.000
Subaccount inception date April 29, 2010	2010	$1.000000	$1.136215	0.000
American Funds – Asset Allocation Fund – Class 2(4)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.938858	0.000
American Funds – Bond Fund – Class 2(4)
Subaccount inception date May 2, 2011	2011	$1.000000	$1.036163	0.000
American Funds – Growth Fund – Class 2(4)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.873706	0.000

68

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds – Growth-Income Fund – Class 2(4)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.910394	0.000
American Funds – International Fund – Class 2(4)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.781352	0.000
Franklin Templeton VIP Founding Funds Allocation Fund – Class 4(2)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.896802	0.000
GE Investments Total Return Fund – Class 3(3)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.911432	0.000
TA AEGON Money Market – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.997092	100,670.368
TA AEGON Tactical Vanguard ETF – Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.967116	0.000
TA AEGON Tactical Vanguard ETF – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.987060	0.000
TA AEGON Tactical Vanguard ETF – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.926240	581.419
TA Asset Allocation – Conservative – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.973793	0.000
TA Asset Allocation – Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.864227	0.000
TA Asset Allocation – Moderate – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.944386	0.000
TA Asset Allocation – Moderate Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.907584	37,342.248
TA BlackRock Global Allocation – Service Class(1)
Subaccount inception date May 2, 2011	2011	$1.000000	$0.899363	559.465
TA BlackRock Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.962857	1,049.974
TA Efficient Markets – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.917772	36,966.352
TA Hanlon Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.916911	5,611.393
TA Hanlon Growth and Income – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.875201	0.000
TA Hanlon Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.831637	604.849
TA Hanlon Income – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.008871	8,770.456
TA International Moderate Growth – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.854903	0.000
TA Janus Balanced – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.816804	16,007.661
TA JPMorgan Core Bond – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.051158	0.000
TA JPMorgan Mid Cap Value – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$0.930386	41,391.610

69

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.45%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Tactical Allocation – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.002002	0.000
TA PIMCO Real Return TIPS – Service Class
Subaccount inception date May 2, 2011	2011	$1.000000	$1.073796	0.000
TA ProFunds UltraBear Fund – Service Class OAM
Subaccount inception date May 2, 2011	2011	$1.000000	$0.951322	79,127.803

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation – Conservative – Initial Class	2011	$1.255105	$1.284588	0.000
Subaccount inception date September 8, 2005	2010	$1.155660	$1.255105	0.000
	2009	$0.925628	$1.155660	252,127.179
	2008	$1.177911	$0.925628	0.000
	2007	$1.110566	$1.177911	0.000
	2006	$1.017771	$1.110566	114,505.658
	2005	$1.000000	$1.017771	0.000
TA Asset Allocation – Growth – Initial Class	2011	$1.154934	$1.089116	0.000
Subaccount inception date September 8, 2005	2010	$1.007729	$1.154934	0.000
	2009	$0.778591	$1.007729	0.000
	2008	$1.293669	$0.778591	0.000
	2007	$1.204183	$1.293669	0.000
	2006	$1.044633	$1.204183	0.000
	2005	$1.000000	$1.044633	0.000
TA Asset Allocation – Moderate – Initial Class	2011	$1.258385	$1.261976	224,979.678
Subaccount inception date September 8, 2005	2010	$1.143508	$1.258385	224,979.678
	2009	$0.907375	$1.143508	224,979.678
	2008	$1.229282	$0.907375	224,979.678
	2007	$1.142138	$1.229282	224,979.678
	2006	$1.027618	$1.142138	224,979.678
	2005	$1.000000	$1.027618	0.000
TA Asset Allocation – Moderate Growth – Initial Class	2011	$1.218012	$1.189945	522,075.278
Subaccount inception date September 8, 2005	2010	$1.083736	$1.218012	506,975.108
	2009	$0.848156	$1.083736	153,402.367
	2008	$1.265233	$0.848156	252,878.704
	2007	$1.177111	$1.265233	180,551.249
	2006	$1.037156	$1.177111	346,675.273
	2005	$1.000000	$1.037156	0.000
TA International Moderate Growth – Initial Class	2011	$1.023376	$0.945098	0.000
Subaccount inception date May 1, 2006	2010	$0.928906	$1.023376	16,400.348
	2009	$0.718385	$0.928906	16,664.523
	2008	$1.128015	$0.718385	16,952.840
	2007	$1.040927	$1.128015	17,177.609
	2006	$1.000000	$1.040927	42,944.397
TA BlackRock Large Cap Value – Initial Class	2011	$1.022422	$1.047255	0.000
Subaccount inception date September 8, 2005	2010	$0.928508	$1.022422	0.000
	2009	$0.816993	$0.928508	0.000
	2008	$1.239493	$0.816993	0.000
	2007	$1.188125	$1.239493	0.000
	2006	$1.019220	$1.188125	0.000
	2005	$1.000000	$1.019220	0.000

70

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities – Initial Class	2011	$1.201114	$1.128833	0.000
Subaccount inception date September 8, 2005	2010	$1.041546	$1.201114	0.000
	2009	$0.783001	$1.041546	0.000
	2008	$1.362974	$0.783001	0.000
	2007	$1.465339	$1.362974	0.000
	2006	$1.033039	$1.465339	0.000
	2005	$1.000000	$1.033039	0.000
TA JPMorgan Enhanced Index – Initial Class	2011	$1.123500	$1.128428	0.000
Subaccount inception date September 8, 2005	2010	$0.978392	$1.123500	0.000
	2009	$0.757250	$0.978392	0.000
	2008	$1.212328	$0.757250	0.000
	2007	$1.163194	$1.212328	0.000
	2006	$1.011772	$1.163194	0.000
	2005	$1.000000	$1.011772	0.000
TA Jennison Growth – Initial Class	2011	$1.189620	$1.178612	0.000
Subaccount inception date September 8, 2005	2010	$1.062864	$1.189620	0.000
	2009	$0.756050	$1.062864	0.000
	2008	$1.203805	$0.756050	0.000
	2007	$1.082768	$1.203805	0.000
	2006	$1.065096	$1.082768	0.000
	2005	$1.000000	$1.065096	0.000
TA Morgan Stanley Capital Growth – Initial Class	2011	$1.238884	$1.163461	0.000
Subaccount inception date September 8, 2005	2010	$0.975072	$1.238884	0.000
	2009	$0.764592	$0.975072	0.000
	2008	$1.205139	$0.764592	0.000
	2007	$1.196383	$1.205139	0.000
	2006	$1.012149	$1.196383	0.000
	2005	$1.000000	$1.012149	0.000
TA AEGON High Yield Bond – Initial Class	2011	$1.373006	$1.434181	0.000
Subaccount inception date September 8, 2005	2010	$1.224785	$1.373006	0.000
	2009	$0.834344	$1.224785	0.000
	2008	$1.118777	$0.834344	0.000
	2007	$1.101707	$1.118777	0.000
	2006	$0.995970	$1.101707	0.000
	2005	$1.000000	$0.995970	0.000
TA MFS International Equity – Initial Class	2011	$1.327084	$1.190058	0.000
Subaccount inception date September 8, 2005	2010	$1.204634	$1.327084	0.000
	2009	$0.910625	$1.204634	0.000
	2008	$1.411487	$0.910625	0.000
	2007	$1.297029	$1.411487	0.000
	2006	$1.057064	$1.297029	0.000
	2005	$1.000000	$1.057064	0.000
TA PIMCO Total Return – Initial Class	2011	$1.346139	$1.426252	0.000
Subaccount inception date September 8, 2005	2010	$1.259568	$1.346139	0.000
	2009	$1.088763	$1.259568	0.000
	2008	$1.123404	$1.088763	0.000
	2007	$1.034254	$1.123404	0.000
	2006	$0.995422	$1.034254	0.000
	2005	$1.000000	$0.995422	0.000

71

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap – Initial Class	2011	$1.376707	$1.395840	0.000
Subaccount inception date September 8, 2005	2010	$1.027214	$1.376707	0.000
	2009	$0.742809	$1.027214	0.000
	2008	$1.168725	$0.742809	0.000
	2007	$1.069476	$1.168725	0.000
	2006	$1.035523	$1.069476	0.000
	2005	$1.000000	$1.035523	0.000
TA Third Avenue Value – Initial Class	2011	$0.862092	$0.736326	0.000
Subaccount inception date May 1, 2007	2010	$0.749060	$0.862092	0.000
	2009	$0.557027	$0.749060	0.000
	2008	$0.949386	$0.557027	0.000
	2007	$1.000000	$0.949386	0.000
TA WMC Diversified Equity – Initial Class	2011	$1.182579	$1.096836	0.000
Subaccount inception date September 8, 2005	2010	$1.015119	$1.182579	0.000
	2009	$0.793454	$1.015119	0.000
	2008	$1.412885	$0.793454	0.000
	2007	$1.229679	$1.412885	0.000
	2006	$1.038261	$1.229679	0.000
	2005	$1.000000	$1.038261	0.000
TA Multi-Managed Balanced – Initial Class	2011	$1.329559	$1.379093	0.000
Subaccount inception date September 8, 2005	2010	$1.074404	$1.329559	0.000
	2009	$0.853247	$1.074404	0.000
	2008	$1.266001	$0.853247	0.000
	2007	$1.117741	$1.266001	0.000
	2006	$1.027341	$1.117741	0.000
	2005	$1.000000	$1.027341	0.000
TA AllianceBernstein Dynamic Allocation – Initial Class	2011	$1.202997	$1.221161	0.000
Subaccount inception date September 8, 2005	2010	$1.104052	$1.202997	0.000
	2009	$0.843407	$1.104052	0.000
	2008	$1.340057	$0.843407	0.000
	2007	$1.132976	$1.340057	0.000
	2006	$1.024694	$1.132976	0.000
	2005	$1.000000	$1.024694	0.000
TA WMC Diversified Growth – Initial Class	2011	$1.093531	$1.049562	0.000
Subaccount inception date September 8, 2005	2010	$0.930997	$1.093531	0.000
	2009	$0.722775	$0.930997	0.000
	2008	$1.342640	$0.722775	0.000
	2007	$1.158087	$1.342640	0.000
	2006	$1.068455	$1.158087	0.000
	2005	$1.000000	$1.068455	0.000
TA Morgan Stanley Growth Opportunities – Initial Class	2011	$1.547897	$1.403974	0.000
Subaccount inception date September 8, 2005	2010	$1.144431	$1.547897	0.000
	2009	$0.838708	$1.144431	0.000
	2008	$1.423531	$0.838708	0.000
	2007	$1.160035	$1.423531	0.000
	2006	$1.107022	$1.160035	0.000
	2005	$1.000000	$1.107022	0.000
TA Systematic Small/Mid Cap Value – Initial Class	2011	$1.245818	$1.209099	0.000
Subaccount inception date January 22, 2008	2010	$0.958156	$1.245818	0.000
	2009	$0.671049	$0.958156	0.000
	2008	$1.000000	$0.671049	0.000

72

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON Money Market – Initial Class	2011	$1.122306	$1.119030	0.000
Subaccount inception date September 8, 2005	2010	$1.125591	$1.122306	0.000
	2009	$1.127493	$1.125591	0.000
	2008	$1.104459	$1.127493	216,202.713
	2007	$1.054750	$1.104459	289,415.377
	2006	$1.010113	$1.054750	0.000
	2005	$1.000000	$1.010113	0.000
TA AEGON U.S. Government Securities – Initial Class	2011	$1.265687	$1.357893	0.000
Subaccount inception date September 8, 2005	2010	$1.215937	$1.265687	0.000
	2009	$1.167451	$1.215937	0.000
	2008	$1.087635	$1.167451	0.000
	2007	$1.028694	$1.087635	0.000
	2006	$0.999078	$1.028694	0.000
	2005	$1.000000	$0.999078	0.000
PAM TA AEGON U.S. Government Securities – Initial Class	2011	$1.265687	$1.357893	0.000
Subaccount inception date 2007	2010	$1.215937	$1.265687	0.000
	2009	$1.167451	$1.215937	0.000
	2008	$1.000000	$1.167451	0.000
TA Morgan Stanley Active International Allocation – Initial Class	2011	$1.255647	$1.072962	0.000
Subaccount inception date September 8, 2005	2010	$1.160984	$1.255647	0.000
	2009	$0.925030	$1.160984	0.000
	2008	$1.516840	$0.925030	0.000
	2007	$1.316073	$1.516840	0.000
	2006	$1.068777	$1.316073	0.000
	2005	$1.000000	$1.068777	0.000
TA Multi Managed Large Cap Core – Initial Class	2011	$1.270101	$1.237605	0.000
Subaccount inception date September 8, 2005	2010	$1.068977	$1.270101	0.000
	2009	$0.737355	$1.068977	0.000
	2008	$1.276919	$0.737355	0.000
	2007	$1.172339	$1.276919	0.000
	2006	$1.065723	$1.172339	0.000
	2005	$1.000000	$1.065723	0.000
TA Morgan Stanley Mid-Cap Growth – Initial Class	2011	$1.575704	$1.465593	0.000
Subaccount inception date September 8, 2005	2010	$1.180303	$1.575704	0.000
	2009	$0.737330	$1.180303	0.000
	2008	$1.376909	$0.737330	0.000
	2007	$1.127089	$1.376909	0.000
	2006	$1.028569	$1.127089	0.000
	2005	$1.000000	$1.028569	0.000
TA PIMCO Total Return – Service Class	2011	$1.146932	$1.211525	0.000
Subaccount inception date September 8, 2005	2010	$1.075759	$1.146932	0.000
	2009	$0.932173	$1.075759	0.000
	2008	$1.000000	$0.932173	0.000
TA Vanguard ETF Index – Balanced – Service Class	2011	$1.056958	$1.069257	0.000
Subaccount inception date May 1, 2008	2010	$0.957730	$1.056958	0.000
	2009	$0.824341	$0.957730	0.000
	2008	$1.000000	$0.824341	0.000
TA Vanguard ETF Index – Growth – Service Class	2011	$1.006681	$0.992294	0.000
Subaccount incpeption date May 1, 2008	2010	$0.893509	$1.006681	0.000
	2009	$0.727540	$0.893509	0.000
	2008	$1.000000	$0.727540	0.000

73

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AEGON U.S. Government Securities – Service Class	2011	$1.129468	$1.208135	0.000
Subaccount inception date May 1, 2008	2010	$1.086947	$1.129468	0.000
	2009	$1.046301	$1.086947	0.000
	2008	$1.000000	$1.046301	0.000
Fidelity VIP Contrafund ® Portfolio – Initial Class	2011	$1.010823	$0.982357	0.000
Subaccount inception date May 1, 2007	2010	$0.864940	$1.010823	0.000
	2009	$0.639256	$0.864940	0.000
	2008	$1.115357	$0.639256	0.000
	2007	$1.000000	$1.115357	0.000
Fidelity VIP Equity-Income Portfolio – Initial Class	2011	$0.812794	$0.818239	0.000
Subaccount inception date May 1, 2007	2010	$0.707990	$0.812794	0.000
	2009	$0.545365	$0.707990	0.000
	2008	$0.953858	$0.545365	0.000
	2007	$1.000000	$0.953858	0.000
Fidelity VIP Growth Portfolio – Initial Class	2011	$0.998540	$0.997571	0.000
Subaccount inception date May 1, 2007	2010	$0.806562	$0.998540	0.000
	2009	$0.630599	$0.806562	0.000
	2008	$1.197174	$0.630599	0.000
	2007	$1.000000	$1.197174	0.000
Fidelity VIP Mid Cap Portfolio – Initial Class	2011	$1.161864	$1.035459	0.000
Subaccount inception date May 1, 2007	2010	$0.904527	$1.161864	0.000
	2009	$0.647630	$0.904527	0.000
	2008	$1.072673	$0.647630	0.000
	2007	$1.000000	$1.072673	0.000
Fidelity VIP Value Strategies Portfolio – Initial Class	2011	$0.905863	$0.823625	0.000
Subaccount inception date May 1, 2007	2010	$0.717488	$0.905863	0.000
	2009	$0.456666	$0.717488	0.000
	2008	$0.937852	$0.456666	0.000
	2007	$1.000000	$0.937852	0.000
Fidelity VIP Balanced Portfolio – Service Class 2	2011	$1.086333	$1.041663	0.000
Subaccount inception date May 1, 2008	2010	$0.925297	$1.086333	0.000
	2009	$0.670942	$0.925297	0.000
	2008	$1.000000	$0.670942	0.000
Invesco Van Kampen V.I. Value Opportunities Fund – Series II Shares	2011	$0.886155	$0.853521	0.000
Subaccount inception date September 8, 2005	2010	$0.831092	$0.886155	0.000
	2009	$0.564225	$0.831092	0.000
	2008	$1.176625	$0.564225	0.000
	2007	$1.164285	$1.176625	0.000
	2006	$1.033956	$1.164285	0.000
	2005	$1.000000	$1.033956	0.000
Invesco Van Kampen V.I. American Franchise Fund – Series II Shares	2011	$0.973237	$0.891587	0.000
Subaccount inception date September 8, 2005	2010	$0.847313	$0.973237	0.000
	2009	$0.703999	$0.847313	0.000
	2008	$1.230717	$0.703999	0.000
	2007	$1.104820	$1.230717	0.000
	2006	$1.044835	$1.104820	0.000
	2005	$1.000000	$1.044835	0.000

74

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AllianceBernstein Growth and Income Portfolio – Class B	2011	$0.995856	$1.053158	0.000
Subaccount inception date September 8, 2005	2010	$0.885503	$0.995856	0.000
	2009	$0.737979	$0.885503	0.000
	2008	$1.248091	$0.737979	0.000
	2007	$1.193840	$1.248091	0.000
	2006	$1.023569	$1.193840	0.000
	2005	$1.000000	$1.023569	0.000
AllianceBernstein Large Cap Growth Portfolio – Class B	2011	$1.088014	$1.044059	0.000
Subaccount inception date September 8, 2005	2010	$0.993592	$1.088014	0.000
	2009	$0.726867	$0.993592	0.000
	2008	$1.211466	$0.726867	0.000
	2007	$1.069503	$1.211466	0.000
	2006	$1.079618	$1.069503	0.000
	2005	$1.000000	$1.079618	0.000
Fidelity VIP Contrafund ® Portfolio – Service Class 2	2011	$1.233757	$1.195827	0.000
Subaccount inception date September 8, 2005	2010	$1.058321	$1.233757	0.000
	2009	$0.783571	$1.058321	0.000
	2008	$1.371375	$0.783571	0.000
	2007	$1.172619	$1.371375	0.000
	2006	$1.055475	$1.172619	0.000
	2005	$1.000000	$1.055475	0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2	2011	$1.049975	$1.053704	0.000
Subaccount inception date September 8, 2005	2010	$0.916420	$1.049975	0.000
	2009	$0.707685	$0.916420	0.000
	2008	$1.241190	$0.707685	0.000
	2007	$1.229285	$1.241190	0.000
	2006	$1.028072	$1.229285	0.000
	2005	$1.000000	$1.028072	0.000
Fidelity VIP Growth Portfolio – Service Class 2	2011	$1.139344	$1.135568	0.000
Subaccount inception date September 8, 2005	2010	$0.922600	$1.139344	0.000
	2009	$0.723135	$0.922600	0.000
	2008	$1.376500	$0.723135	0.000
	2007	$1.090047	$1.376500	0.000
	2006	$1.025883	$1.090047	0.000
	2005	$1.000000	$1.025883	0.000
Fidelity VIP Mid Cap Portfolio – Service Class 2	2011	$1.460893	$1.298463	0.000
Subaccount inception date September 8, 2005	2010	$1.139657	$1.460893	0.000
	2009	$0.817928	$1.139657	0.000
	2008	$1.358400	$0.817928	0.000
	2007	$1.181309	$1.358400	0.000
	2006	$1.054103	$1.181309	0.000
	2005	$1.000000	$1.054103	0.000
Fidelity VIP Value Strategies Portfolio – Service Class 2	2011	$1.210125	$1.097482	0.000
Subaccount inception date September 8, 2005	2010	$0.960726	$1.210125	0.000
	2009	$0.613174	$0.960726	0.000
	2008	$1.262494	$0.613174	0.000
	2007	$1.200956	$1.262494	0.000
	2006	$1.038326	$1.200956	0.000
	2005	$1.000000	$1.038326	0.000
NVIT Developing Markets Fund – Class II	2011	$1.053046	$0.814666	0.000
Subaccount inception date May 1, 2007	2010	$0.909430	$1.053046	0.000
	2009	$0.562268	$0.909430	0.000
	2008	$1.338281	$0.562268	0.000
	2007	$1.000000	$1.338281	0.000

75

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares	2011	$1.444997	$1.416884	0.000
Subaccount inception date September 8, 2005	2010	$1.154668	$1.444997	0.000
	2009	$0.801781	$1.154668	0.000
	2008	$1.432390	$0.801781	0.000
	2007	$1.180139	$1.432390	0.000
	2006	$1.044674	$1.180139	0.000
	2005	$1.000000	$1.044674	0.000
Janus Aspen – Worldwide Portfolio – Service Shares	2011	$1.151459	$0.987444	0.000
Subaccount inception date September 8, 2005	2010	$0.999758	$1.151459	0.000
	2009	$0.729792	0.999758	0.000
	2008	$1.326230	$0.729792	0.000
	2007	$1.216340	$1.326230	0.000
	2006	$1.034449	$1.216340	0.000
	2005	$1.000000	$1.034449	0.000
MFS ® New Discovery Series – Service Class	2011	$1.540274	$1.374537	0.000
Subaccount inception date September 8, 2005	2010	$1.136448	$1.540274	0.000
	2009	$0.699637	$1.136448	0.000
	2008	$1.160274	$0.699637	0.000
	2007	$1.138152	$1.160274	0.000
	2006	$1.010851	$1.138152	0.000
	2005	$1.000000	$1.010851	0.000
MFS ® Total Return Series – Service Class	2011	$1.145323	$1.160004	0.000
Subaccount inception date September 8, 2005	2010	$1.047826	$1.145323	0.000
	2009	$0.892734	$1.047826	0.000
	2008	$1.152723	$0.892734	0.000
	2007	$1.112422	$1.152723	0.000
	2006	$0.999561	$1.112422	0.000
	2005	$1.000000	$0.999561	0.000
TA AllianceBernstein Dynamic Allocation – Service Class	2011	$1.053973	$1.068317	0.000
Subaccount inception date August 16, 2010	2010	$1.000000	$1.053973	0.000
TA Multi-Managed Balanced – Service Class	2011	$1.137365	$1.176507	0.000
Subaccount Inception Date April 29, 2010	2010	$1.000000	$1.137365	0.000
Equity Index Portfolio	2011	$0.906923	$0.921702	0.000
Subaccount inception date May 1, 2007	2010	$0.791594	$0.906923	0.000
	2009	$0.627920	$0.791594	0.000
	2008	$0.998672	$0.627920	0.000
	2007	$1.000000	$0.998672	0.000
International Portfolio	2011	$0.977282	$0.842466	0.000
Subaccount inception date May 1, 2007	2010	$0.847032	$0.977282	0.000
	2009	$0.595002	$0.847032	0.000
	2008	$1.083441	$0.595002	0.000
	2007	$1.000000	$1.083441	0.000
Mid-Cap Index Portfolio	2011	$0.989329	$0.966284	0.000
Subaccount inception date May 1, 2007	2010	$0.791499	$0.989329	0.000
	2009	$0.565548	$0.791499	0.000
	2008	$0.974918	$0.565548	0.000
	2007	$1.000000	$0.974918	0.000
REIT Index Portfolio	2011	$0.836547	$0.904434	0.000
Subaccount inception date May 1, 2007	2010	$0.654238	$0.836547	0.000
	2009	$0.508117	$0.654238	0.000
	2008	$0.812136	$0.508117	0.000
	2007	$1.000000	$0.812136	0.000

76

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 0.30%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Short-Term Investment-Grade Portfolio	2011	$1.188116	$1.208452	0.000
Subaccount inception date May 1, 2007	2010	$1.132568	$1.188116	0.000
	2009	$0.997688	$1.132568	0.000
	2008	$1.036506	$0.997688	0.000
	2007	$1.000000	$1.036506	0.000
Total Bond Market Index Portfolio	2011	$1.231938	$1.322248	0.000
Subaccount inception date May 1, 2007	2010	$1.160220	$1.231938	0.000
	2009	$1.098444	$1.160220	0.000
	2008	$1.047003	$1.098444	0.000
	2007	$1.000000	$1.047003	0.000
Wanger International	2011	$1.073754	$0.914020	0.000
Subaccount inception date May 1, 2007	2010	$0.862137	$1.073754	0.000
	2009	$0.577319	$0.862137	0.000
	2008	$1.064466	$0.577319	0.000
	2007	$1.000000	$1.064466	0.000
Wanger USA	2011	$1.028728	$0.989836	0.000
Subaccount inception date May 1, 2007	2010	$0.836485	$1.028728	0.000
	2009	$0.589895	$0.836485	0.000
	2008	$0.980954	$0.589895	0.000
	2007	$1.000000	$0.980954	0.000

(1)	The beginning and ending AUV for this fund also reflects a 0.10% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.

TA Legg Mason Dynamic Allocation – Balanced and TA Legg Mason Dynamic Allocation – Growth funds had not commenced operations as of December 31, 2011, therefore, comparable data is not available.

77

FINANCIAL STATEMENTS AND SCHEDULES—STATUTORY BASIS

Transamerica Life Insurance Company

Years Ended December 31, 2011, 2010 and 2009

Transamerica Life Insurance Company

Financial Statements and Schedules—Statutory Basis

Years Ended December 31, 2011, 2010 and 2009

Ernst & Young LLP Suite 3000 801 Grand Avenue Des Moines, Iowa 50309-2767 Tel: 515 243 2727 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2011. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Life Insurance Company at December 31, 2011 and 2010, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2011.

A member firm of Ernst & Young Global Limited

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Life Insurance Company at December 31, 2011 and 2010, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2011, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in 2010 and 2009 in response to new accounting standards, the Company changed its method of accounting for collateral received related to certain financial transactions, deferred income taxes, and investments in loan-backed and structured securities.

April 13, 2012

2

Transamerica Life Insurance Company

Balance Sheets—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2011	2010
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$3,116,452	$1,573,081
Bonds:
Affiliated entities	62,919	70,527
Unaffiliated	39,722,288	46,921,343
Preferred stocks:
Affiliated entities	7,162	7,162
Unaffiliated	138,596	123,925
Common stocks:
Affiliated entities (cost: 2011—$921,343; 2010—$666,018)	1,429,294	714,092
Unaffiliated (cost: 2011—$198,433; 2010—$307,132)	229,973	358,631
Mortgage loans on real estate	6,830,030	8,107,498
Real estate, at cost less accumulated depreciation (2011—$51,050; 2010—$55,396)
Home office properties	68,830	79,699
Investment properties	20,514	34,776
Properties held for sale	6,405	6,490
Policy loans	727,684	746,677
Receivables for securities	3,593	20,071
Securities lending reinvested collateral assets	3,520,304	3,956,880
Derivatives	248,484	107,125
Collateral balance	6,213	4,142
Other invested assets	2,460,085	2,460,490

Total cash and invested assets	58,598,826	65,292,609

Accrued investment income	475,813	542,992
Cash surrender value of life insurance policies	309,919	300,248
Premiums deferred and uncollected	131,183	223,886
Current federal income tax recoverable	120,549	222,917
Net deferred income tax asset	716,608	792,408
Reinsurance receivable	230,426	255,184
Receivable from parent, subsidiaries and affiliates	154,163	248,839
Accounts receivable	191,268	264,844
General agents pension fund	42,282	43,422
Reinsurance deposit receivable	156,620	146,715
Amounts incurred under modified coinsurance agreement	46,520	61,400
Goodwill	35,736	94,551
Other assets	34,909	25,709
Separate account assets	41,473,473	38,370,952

Total admitted assets	$102,718,295	$106,886,676

3

	December 31
	2011	2010
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$14,826,292	$15,035,676
Annuity	16,637,184	17,990,509
Accident and health	3,507,297	3,418,734
Policy and contract claim reserves:
Life	220,281	306,384
Accident and health	176,338	210,969
Liability for deposit-type contracts	5,995,687	6,496,776
Other policyholders’ funds	19,333	20,473
Municipal reverse repurchase agreements	88,828	200,977
Remittances and items not allocated	267,061	417,545
Case level liability	4,981	7,415
Payable for derivative cash collateral	1,094,942	240,374
Asset valuation reserve	879,479	896,004
Interest maintenance reserve	854,620	1,045,860
Funds held under reinsurance treaties	7,837,637	13,184,805
Reinsurance in unauthorized reinsurers	9,600	7,055
Commissions and expense allowances payable on reinsurance assumed	62,277	62,485
Payable to affiliates	243,112	476,976
Payable for securities	12,030	4,366
Payable for securities lending	3,520,304	3,956,880
Transfers from separate accounts due or accrued (including $(743,562) and $(547,780) accrued for expense allowances recognized in reserves, net of reinsurance allowances at December 31, 2011 and 2010, respectively)	(726,356)	(512,837)
Amounts withheld or retained	149,180	169,393
Derivatives	107,235	221,171
Other liabilities	403,202	430,488
Separate account liabilities	41,406,109	38,300,074

Total liabilities	97,596,653	102,588,552

Capital and surplus:
Common stock, $10 per share par value, 1,000,000 shares authorized, 676,190 issued and outstanding at December 31, 2011 and 2010	6,762	6,762
Preferred stock, Series A, $10 per share par value, 42,500 shares authorized and issued (total liquidation value—$58,000) at December 31, 2011 and 2010; Series B, $10 per share par value, 250,000 shares authorized, 117,154 shares issued and 117,154 shares outstanding (total liquidation value -$1,171,540) at December 31, 2011 and 2010.	1,597	1,597
Treasury stock, Series A Preferred, $10 per share par value, 42,500 shares as of December 31, 2011 and 2010	(58,000)	(58,000)
Aggregate write-ins for other than special surplus funds	432,568	554,923
Surplus notes	150,000	150,000
Paid-in surplus	3,326,311	3,117,153
Unassigned surplus	1,262,404	525,689

Total capital and surplus	5,121,642	4,298,124

Total liabilities and capital and surplus	$102,718,295	$106,886,676

See accompanying notes.

4

Transamerica Life Insurance Company

Statements of Operations—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$337,360	$1,523,920	$1,409,443
Annuity	8,845,105	6,931,132	5,997,868
Accident and health	681,591	710,067	692,821
Net investment income	2,615,858	2,919,171	3,073,157
Amortization of interest maintenance reserve	71,742	3,906	(11,138)
Commissions and expense allowances on reinsurance ceded	(1,597,611)	892,482	844,831
Income from fees associated with investment management, administration and contract guarantees for separate accounts	494,516	380,170	376,545
Reserve adjustment on reinsurance ceded	(159,096)	(351,287)	(479,868)
IMR adjustment due to reinsurance	307,904	—	15,469
Income from administrative service agreement with affilate	60,237	51,177	40,040
Other income	85,154	85,480	76,810

	11,742,760	13,146,218	12,035,978
Benefits and expenses:
Benefits paid or provided for:
Life benefits	993,834	1,133,801	1,077,203
Accident and health benefits	473,566	496,368	436,567
Annuity benefits	1,082,923	1,084,962	1,304,213
Surrender benefits	6,511,118	6,208,241	4,979,209
Other benefits	199,349	215,848	142,045
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(201,230)	51,172	(236,536)
Annuity	(1,353,277)	(1,017,181)	(4,337,005)
Accident and health	88,562	100,880	129,917

	7,794,845	8,274,091	3,495,613
Insurance expenses:
Commissions	1,132,581	1,440,391	1,315,400
General insurance expenses	687,102	764,037	636,705
Taxes, licenses and fees	83,034	72,666	102,602
Net transfers to separate accounts	4,359,684	1,664,131	2,009,163
Change in case level liability	(2,434)	(5,821)	(525)
Consideration paid on reinsurance transactions	352,463	—	3,476,743
Other expenses	383,708	722,360	400,113

	6,996,138	4,657,764	7,940,201

Total benefits and expenses	14,790,983	12,931,855	11,435,814

Gain (loss) from operations before dividends to policyholders, federal income tax benefit and net realized capital gains (losses) on investments	$(3,048,223)	$214,363	$600,164

5

Transamerica Life Insurance Company

Statements of Operations—Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Dividends to policyholders	$9,496	$10,074	$11,010

Gain (loss) from operations before federal income tax benefit and net realized capital gains (losses) on investments	(3,057,719)	204,289	589,154
Federal income tax benefit	(174,917)	(270,228)	(104,942)

Gain (loss) from operations before net realized capital gains (losses) on investments	(2,882,802)	474,517	694,096
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	423,536	(56,838)	(700,521)

Net income (loss)	$(2,459,266)	$417,679	$(6,425)

See accompanying notes.

6

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus—Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Participating Shareholders’ Surplus	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2009	$6,764	$2,170	$(631,400)	$380,358	$378	$150,000	$3,186,991	$1,744,873	$4,840,134
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—	(9,707)	(9,707)
Net loss	—	—	—	—	—	—	—	(6,425)	(6,425)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	—	(381,912)	(381,912)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	—	11,139	11,139
Change in net deferred income tax asset	—	—	—	—	—	—	—	(169,940)	(169,940)
Change in other nonadmitted assets	—	—	—	—	—	—	—	(170,812)	(170,812)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	—	34,966	34,966
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	—	(31,058)	(31,058)
Change in asset valuation reserve	—	—	—	—	—	—	—	398,394	398,394
Change in surplus in separate accounts	—	—	—	—	—	—	—	13,315	13,315
Change in surplus as a result of reinsurance	—	—	—	—	—	—	—	71,455	71,455
Decrease in admitted deferred tax attributable to expiration of permitted practice	—	—	—	(380,358)	—	—	—	—	(380,358)
Increase in admitted deferred tax asset to SSAP No. 10R	—	—	—	295,260	—	—	—	—	295,260
Corrections of errors	—	(573)	573,400	—	—	—	(572,827)	(898)	(898)
Dividends to stockholders	—	—	—	—	—	—	—	(10,031)	(10,031)
Return of capital related to stock rights plan of indirect parent	—	—	—	—	—	—	(214)	—	(214)
Dissolution of affiliate into the Company	—	—	—	—	—	—	—	23,938	23,938
Capital contribution	—	—	—	—	—	—	500,000	—	500,000
Redemption of participating common stock	(2)	—	—	—	(417)	—	(2)	—	(421)
Participating shareholder activity	—	—	—	—	39	—	—	(39)	—

Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$—	$150,000	$3,113,948	$1,517,258	$5,026,825

7

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus—Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2009	$6,762	$1,597	$(58,000)	$295,260	$150,000	$3,113,948	$1,517,258	$5,026,825
Cumulative effect of change in accounting principle	—	—	—	—	—	—	6,403	6,403
Net income	—	—	—	—	—	—	417,679	417,679
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	153,857	153,857
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	—	7,912	7,912
Change in net deferred income tax asset	—	—	—	—	—	—	(207,877)	(207,877)
Change in other nonadmitted assets	—	—	—	—	—	—	109,110	109,110
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	4,914	4,914
Change in reserve on account of change in valuation basis	—	—	—	—	—	—	119	119
Change in asset valuation reserve	—	—	—	—	—	—	(27,316)	(27,316)
Change in surplus in separate accounts	—	—	—	—	—	—	10,366	10,366
Long-term incentive compensation	—	—	—	—	—	3,205	—	3,205
Change in surplus as a result of reinsurance	—	—	—	—	—	—	(64,348)	(64,348)
Increase in admitted deferred tax asset to SSAP No. 10R	—	—	—	259,663	—	—	—	259,663
Dividends to stockholders	—	—	—	—	—	—	(1,400,000)	(1,400,000)
Change in deferred premium due to valuation adjustment	—	—	—	—	—	—	(2,388)	(2,388)

Balance at December 31, 2010	$6,762	$1,597	$(58,000)	$554,923	$150,000	$3,117,153	$525,689	$4,298,124

8

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus—Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Treasury Stock	Aggregate Write-ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2010	$6,762	$1,597	$(58,000)	$554,923	$150,000	$3,117,153	$525,689	4,298,124
Net loss	—	—	—	—	—	—	(2,459,266)	(2,459,266)
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	—	583,550	583,550
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	—	—	(6,120)	(6,120)
Change in net deferred income tax asset	—	—	—	—	—	—	136,907	136,907
Change in other nonadmitted assets	—	—	—	—	—	—	(2,392)	(2,392)
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	—	(2,546)	(2,546)
Change in asset valuation reserve	—	—	—	—	—	—	16,524	16,524
Change in surplus in separate accounts	—	—	—	—	—	—	(2,863)	(2,863)
Change in surplus as a result of reinsurance	—	—	—	—	—	—	2,474,106	2,474,106
Change in admitted deferred tax asset pursuant to SSAP No. 10R	—	—	—	(122,355)	—	—	—	(122,355)
Capital contribution	—	—	—	—	—	200,000	—	200,000
Dissolution of NEF Investment Company	—	—	—	—	—	—	(1,185)	(1,185)
Long-term incentive compensation	—	—	—	—	—	9,158	—	9,158

Balance at December 31, 2011	$6,762	$1,597	$(58,000)	$432,568	$150,000	$3,326,311	$1,262,404	$5,121,642

See accompanying notes.

9

Transamerica Life Insurance Company

Statements of Cash Flow—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Operating activities
Premiums collected, net of reinsurance	$9,977,873	$9,222,197	$7,981,888
Net investment income received	2,807,544	2,985,106	3,266,446
Miscellaneous income (expense)	1,162,966	569,910	(127,792)
Benefit and loss related payments	(9,577,187)	(9,022,576)	(8,847,466)
Net transfers to separate accounts	(4,563,220)	(1,709,930)	(1,776,576)
Commissions, expenses paid and aggregate write-ins for deductions	(332,606)	(2,756,812)	(5,957,821)
Dividends paid to policyholders	(9,884)	(10,559)	(11,386)
Federal and foreign income taxes recovered (paid)	92,471	(113,355)	391,699

Net cash used in operating activities	(442,043)	(836,019)	(5,081,008)

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	16,891,112	24,609,623	16,975,896
Common stocks	168,476	167,903	141,360
Preferred stocks	63,880	143,250	100,705
Mortgage loans	1,466,463	1,270,379	1,682,140
Real estate and properties held for sale	26,978	1,316	24,100
Other invested assets	528,027	693,425	560,339
Receivable for securities	13,693	(66,950)	78,827
Securities lending reinvested collateral assets	436,576	—	—
Miscellaneous proceeds	321,467	112,803	266,646

Total investment proceeds	19,916,672	26,931,749	19,830,013

Costs of investments acquired:
Bonds	(9,541,749)	(23,107,917)	(11,629,415)
Common stocks	(292,401)	(96,764)	(92,767)
Preferred stocks	(60,610)	(112,885)	(115,980)
Mortgage loans	(191,262)	(38,062)	(231,832)
Real estate and properties held for sale	(1,343)	(350)	(1,100)
Securities lending reinvested collateral assets	—	(3,956,880)	—
Other invested assets	(382,939)	(480,709)	(296,564)
Miscellaneous applications	(2,145)	(227,105)	(451,760)

Total cost of investments acquired	(10,472,449)	(28,020,672)	(12,819,418)
Net decrease (increase) in policy loans	18,994	13,279	(27,369)

Net cost of investments acquired	(10,453,455)	(28,007,393)	(12,846,787)

Net cash provided by (used in) investing activities	9,463,217	(1,075,644)	6,983,226

10

Transamerica Life Insurance Company

Statements of Cash Flow—Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2011	2010	2009
Financing and miscellaneous activities
Net withdrawals on deposit-type contract funds and other liabilities without life or disability contingencies	$(1,726,008)	$(1,839,672)	$(5,137,903)
Funds held under reinsurance treaties with unauthorized reinsurers	(5,531,199)	(892,010)	1,942,945
Dividends paid to stockholders	—	(1,400,000)	(10,031)
Redemption of participating shareholders	—	—	(421)
Capital contribution received	200,000	—	500,000
Receivable from parent, subsidiaries and affiliates	94,676	(61,088)	29,728
Payable to parent, subsidiaries and affiliates	(233,864)	206,555	25,557
Payable for securities lending	(436,576)	3,956,880	—
Other cash provided (used)	155,168	(398,230)	1,301,648

Net cash used in financing and miscellaneous activities	(7,477,803)	(427,565)	(1,348,477)

Net increase (decrease) in cash, cash equivalents and short-term investments	1,543,371	(2,339,228)	553,741

Cash, cash equivalents and short-term investments:
Beginning of year	1,573,081	3,912,309	3,358,568

End of year	$3,116,452	$1,573,081	$3,912,309

See accompanying notes.

11

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Transamerica Life Insurance Company (the Company) is a stock life insurance company owned by Transamerica Corporation (74.01% of preferred shares), AEGON USA, LLC (25.99% of preferred shares) and Transamerica International Holdings, Inc. (100% of common shares).

On October 1, 2009, the Company completed a merger with Iowa Fidelity Life Insurance Company (IFLIC), which was wholly owned by AEGON. Prior to the merger, IFLIC was partially owned by external shareholders holding 1,500 shares of participating common stock. All shares of participating common stock were redeemed prior to the merger in exchange for cash in the amount of $421. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of IFLIC were carried forward to the merged company. As a result of the merger, IFLIC’s common stock was deemed cancelled by operation of law and the outstanding common shares of IFLIC, on the date of the merger, were retired and considered authorized but unissued stock of the merged entity.

In exchange for its agreement to merge IFLIC into the Company, AEGON received 149 shares of the Company’s Series B preferred shares which are equal in value to the common stock of IFLIC deemed cancelled by the merger.

Nature of Business

The Company sells individual non-participating whole life, endowment and term contracts, structured settlements, pension products and reinsurance, as well as a broad line of single fixed and flexible premium annuity products, guaranteed interest contracts and funding agreements. In addition, the Company offers group life, universal life, credit life, and individual and specialty health coverages. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico and US Virgin Islands. Sales of the Company’s products are primarily through a network of agents, brokers and financial institutions.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements

12

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

13

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

14

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

15

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

16

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10. Under SSAP 10R, deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

17

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal

18

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

19

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Common stocks of affiliated insurance subsidiaries are reported based on underlying statutory equity plus the admitted portion of goodwill. Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

The Company is restricted to trading Primus Guaranty, Ltd (Primus) a common stock holding, due to its ownership interest, which would require special securities filings prior to executing any purchase or sale transactions in regard to these securities. The Company’s interest in Primus does not meet the definition of an affiliate, and is therefore accounted for as an unaffiliated common stock investment. The carrying amount in Primus, which is carried at fair value, as of December 31, 2011 and 2010 was $27,673 and $28,657, respectively.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

20

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from interest income when payment exceeds 90 days past due. At December 31, 2011 and 2010, the Company excluded investment income due and accrued of $562 and $314, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing

21

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an

22

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a US dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference

23

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

between fixed leg (tied to an equity or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Variance swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

24

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some credit default swaps linked to a collateralized debt obligation (CDO) structure. The Company entered into these swaps as a result of market events on a liquidity facility it had entered and doesn’t intend to enter similar transactions in this current form. Under this transaction the Company receives a fee in exchange for providing credit protection if the underlying CDO structure incurs losses greater than its

25

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

supporting collateral. The fee will be recorded in investment income. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in unassigned surplus.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Certain other separate accounts held by the Company provide a minimum guaranteed return of 3% of the average investment balance to policyholders. The assets consist of long-term bonds and short-term investments which are carried at amortized cost.

Assets held in trust for purchases of variable universal life and annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist. The Company received variable contract premiums of $9,381,447, $6,368,599 and $4,279,394 in 2011, 2010 and 2009, respectively. In addition, the Company received $494,516, $380,170 and $376,545 in 2011, 2010 and 2009, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death.

26

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

27

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

During 2010, the Company reported a decrease in reserves on account of changes in valuation bases of $3,642 due to continued conversion from the spreadsheet-based balance roll forward method of valuation of single premium group annuity (SPGA) products to a seriatim valuation. In addition, the Company continued to make enhancements to existing valuation platforms and converted from client based reserves to in-house seriatim calculations during 2010. These changes resulted in an increase in reserves of $3,523. The net change in reserves of $119 due to the conversions has been credited directly to unassigned surplus. Related to this change was a corresponding decrease in the deferred premium asset of $2,388. This amount was also charged directly to unassigned surplus.

During 2009, the Company implemented an improved valuation method for SPGA products. The prior method approximated the reserve using a spreadsheet-based balance roll forward. The current method is a seriatim valuation using a software package capable of making these calculations. The change in valuation process resulted in an increase in reserves in the amount of $3,053. The change in reserves has been charged directly to unassigned surplus.

During 2009, the Company reversed a change in reserve methodology implemented in 2008 pertaining to the change in valuation interest rates from those required under California insurance law to those allowed under Iowa insurance law due to the merger of Transamerica Occidental Life Insurance Company (TOLIC) into TLIC, effective October 1, 2008. The Company changed back to valuation interest rates required under California insurance law during 2009 to meet the minimum aggregate reserve requirement for California and to preserve consistency in valuation rates and methods used for TOLIC’s California issued policies. This change in valuation process resulted in an increase in reserves in the amount of $28,005 which has been charged directly to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other

28

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Reverse Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2011 and 2010 was $26,608 and $25,247, respectively.

The Company incurred $10,918 and paid $9,557 of claim adjustment expenses during 2011, of which $6,748 of the paid amount was attributable to insured or covered events

29

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

of prior years. The Company incurred $12,350 and paid $10,131 of claim adjustment expenses during 2010, of which $6,838 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2011 or 2010.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. No benefit or expense relating to these plans was recorded by the Company for the year ended December 31, 2011 and 2010. The Company recorded a benefit of $214 for the year ended December 31, 2009. In addition, the Company records an adjustment to paid-in surplus for the income tax benefit related to these plans. The Company did not record an adjustment to paid-in surplus for the income tax effect related to these plans for the years ended December 31, 2011, 2010 or 2009.

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an accrued expense in the amount of $9,158 and $3,205 for the years ended December 31, 2011 and 2010, respectively. The Company did not record an accrued expense related to stock-based long-term incentive compensation for the year ended December 31, 2009.

30

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Recent Accounting Pronouncements

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees. See Note 13 on Commitments and Contingencies for further details.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, Fair Value Measurements, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires, for annual statutory financial statements only, a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective January 1, 2012, the Company will adopt revisions to SSAP No. 100. These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument, and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of

31

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 13 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be preformed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2012, the Company will begin computing current and deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10, Income Taxes. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The effect of this statement is not expected to be material to the financial statements.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result of these modifications, for securities lending programs, collateral received by the Company’s agent that can be sold or re-pledged is reported on the balance sheet. Collateral received and reinvestment of that collateral by the Company are reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets). A separate liability is also established to record the obligation to return the cash collateral (payable for securities lending). This change in accounting principle increased assets and liabilities by $3,956,880 with no impact to surplus. See Note 10 for further details.

In addition, the amendments to SSAP No. 91R resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance

32

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $220,439, an increase to liabilities of $215,069 and a net increase to surplus of $5,370. The net increase to surplus is comprised of $6,403 of accumulated earnings offset by unrealized losses associated with securities that were reported at lower of cost or market at the time of adoption of $1,033.

Effective December 31, 2010, the Company adopted SSAP No. 100, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2009, the Company began computing deferred income taxes in accordance with SSAP No. 10R. This statement establishes statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. This statement temporarily replaces SSAP No. 10. Under SSAP No. 10R, gross deferred tax assets (DTAs) shall be admitted in an amount equal to the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year and the lesser of the amount of adjusted gross DTAs, expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating system software and any net positive goodwill that can be offset against existing gross deferred income tax liabilities (DTLs) after considering the character. If the Company’s risk-based capital level (RBC) is above 250% where an action level could occur as a result of a trend test, the Company may elect to admit a higher amount of adjusted gross DTAs. When elected, additional DTAs are admitted for taxes paid in prior years that can be recovered through loss carryback provisions for existing temporary differences that reverse within three years of the balance sheet date and the lesser of the remaining gross DTAs expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any positive net goodwill plus the amount of remaining gross DTAs that can be offset against DTLs after considering the character (i.e., ordinary versus capital) of the DTAs and DTLs. The effect of the election of this statement is the difference between the calculation of the admitted DTA per SSAP No. 10R and the SSAP No. 10 methodology at December 31, 2011, 2010 and 2009. As a result of this election,

33

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

surplus increased by $432,568, $554,923 and $295,260 at December 31, 2011, 2010 and 2009, respectively, which has been reflected as an aggregate write-in for other than special surplus funds on the 2011 financial statements.

Reclassifications

Certain reclassifications have been made to the 2010 and 2009 financial statements to conform to the 2011 presentation.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.

The State of Iowa has adopted a prescribed practice that differs from that found in the NAIC SAP related to the admission of a parental guarantee in the equity value calculation of TLIC Riverwood Reinsurance, Inc. (TRRI), a wholly owned subsidiary of the Company. As prescribed by Iowa Administrative Code 191-99.11(5), the Company is entitled to value its ownership in TRRI at a value equal to the audited statutory surplus of TRRI, which includes the parental guarantee provided by AEGON USA, LLC as an admissible asset, whereas SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 would not allow the admissibility of such an asset.

The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the Commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

The Company, with the permission of the Commissioner of Insurance of the State of Iowa, records the value of its wholly owned foreign life insurance subsidiary,

34

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Transamerica Life (Bermuda), Ltd. (TLB), based upon audited statutory equity rather than audited foreign statutory equity, utilizing adjustments as outlined in SSAP No. 97.

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	2011	2010	2009
Net income (loss), State of Iowa basis	$(2,459,266)	$417,679	$(6,425)
State prescribed practice for parental guarantee	—	—	—
State prescribed practice for secondary guarantee reinsurance	—	—	—
State permitted practice for valuation of wholly-owned foreign life subsidiary	—	—	—

Net income (loss), NAIC SAP	$(2,459,266)	$417,679	$(6,425)

Statutory surplus, State of Iowa basis	$5,121,642	$4,298,124	$5,026,825
State prescribed practice for parental guarantee	(675,044)	—	—
State prescribed practice for secondary guarantee reinsurance	(3,149,987)	(2,926,627)	(2,593,154)
State permitted practice for valuation of wholly-owned foreign life subsidiary	19,129	19,656	(20,745)

Statutory surplus, NAIC SAP	$1,315,740	$1,391,153	$2,412,926

The Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently

35

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61 defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement. Therefore, the intent of the novation and release is consistent with the application for direct, cedents application of the standard; thus, the Company reported the novation and release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

3. Accounting Changes and Correction of Errors

During 2009, the Company corrected the financial statement presentation of the preferred treasury stock. On December 19, 2007, the Company repurchased 57,340 shares of its Series B preferred shares for $573,400. The par value of the Series B preferred shares is $10 per share and the liquidation value is also $10 per share. At December 31, 2007, the financial statement of the Company appropriately presented the $573,400 as preferred treasury stock. Due to the merger of Life Investors Insurance Company of America (LIICA) and TOLIC into the Company on October 2, and October 1, 2008, respectively, Transamerica Corporation (TA Corp) was issued 86,590 shares of Series B preferred stock. Rather than reflecting the Series B preferred stock issued as first a reduction of treasury stock, with the remaining shares issued to TA Corp presented as additional shares issued and outstanding, the Company incorrectly presented the entire amount of the 86,590 shares issued to TA Corp as newly issued and outstanding shares. During 2009, the Company corrected the presentation of the Series B preferred shares, which resulted in a reduction of $573,400 to treasury stock and a reduction in the preferred capital stock line of $573, with an offset to gross paid-in capital. There was no net surplus impact to the Company due to this correction.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

36

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans: The fair value of policy loans is assumed to equal their carrying amount.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of

37

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Investment Contract Liabilities: Fair values for the Company’s liabilities under investment contracts, which include GICs and funding agreements, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices. The fair value of separate account annuity liabilities approximate the fair value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

38

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2011		2010
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Admitted assets
Cash, cash equivalents and short-term investments, other than affiliates	$2,931,352	$2,931,352	$1,303,081	$1,303,081
Short-term notes receivable from affiliates	185,100	185,100	270,000	270,000
Bonds, other than affiliates	39,722,288	41,859,958	46,921,343	46,976,603
Preferred stocks, other than affiliates	138,596	149,539	123,925	121,878
Common stocks, other than affiliates	229,973	229,973	358,631	358,631
Mortgage loans on real estate, other than affiliates	6,758,752	7,294,113	8,027,115	8,325,341
Other invested assets	159,011	165,273	181,095	177,761
Options	—	—	1,462	1,462
Interest rate swaps	233,642	1,950,058	93,428	738,394
Currency swaps	8,239	59,431	7,425	75,889
Credit default swaps	6,603	5,389	4,687	6,402
Foreign currency forward	—	—	123	123
Policy loans	727,684	727,684	746,677	746,677
Securities lending reinvested collateral	3,520,304	3,517,849	3,956,880	3,954,149
Receivable from parent, subsidiaries and affiliates	154,163	154,163	248,839	248,839
Separate account assets	41,473,473	41,473,473	38,370,952	38,370,952

Liabilities
Investment contract liabilities	16,415,861	17,090,179	19,741,412	20,176,069
Options	—	—	462	462
Interest rate swaps	46,960	456,325	90,380	406,262
Currency swaps	40,536	75,759	118,187	138,305
Credit default swaps	19,739	27,931	11,988	10,000
Foreign currency forward	—	—	154	154
Payable to parent, subsidiaries and affiliates	243,112	243,112	476,976	476,976
Separate account annuity liabilities	33,308,199	33,311,319	30,301,261	30,299,758
Surplus notes	150,000	153,819	150,000	151,932

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

39

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

40

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2—	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)      Quoted prices for similar assets or liabilities in active markets

b)      Quoted prices for identical or similar assets or liabilities in non-active markets

c)      Inputs other than quoted market prices that are observable

d)      Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3—	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheet.

The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost and therefore is not carried at fair value on the balance sheet.

41

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2011 and 2010:

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$63	$—	$63
Industrial and miscellaneous	—	193,110	32,248	225,358
Hybrid securities	—	3,570	—	3,570

Total bonds	—	196,743	32,248	228,991

Preferred stock
Industrial and miscellaneous	—	13,486	1,236	14,722

Total preferred stock	—	13,486	1,236	14,722

Common stock
Mutual funds	357	68	—	425
Industrial and miscellaneous	51,646	334	177,568	229,548

Total common stock	52,003	402	177,568	229,973

Short-term investments
Government	—	33,156	—	33,156
Industrial and miscellaneous	—	1,736,611	—	1,736,611
Mutual funds	—	615,179	—	615,179
Sweep accounts	—	42,256	—	42,256

Total short-term investments	—	2,427,202	—	2,427,202

Derivative assets	—	170,617	2,153	172,770
Separate account assets	35,108,598	5,006,378	746,827	40,861,803

Total assets	$35,160,601	$7,814,828	$960,032	$43,935,461

Liabilities:
Derivative liabilities	$—	$19,648	$11,786	$31,434
Separate account liabilities	9,723	4,406	—	14,129

Total liabilities	$9,723	$24,054	$11,786	$45,563

42

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	2010
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$143,201	$59,357	$202,558
Hybrid securities	—	7,069	—	7,069

Total bonds	—	150,270	59,357	209,627

Preferred stock
Industrial and miscellaneous	—	—	1,236	1,236

Total preferred stock	—	—	1,236	1,236

Common stock
Mutual funds	40,951	68	—	41,019
Industrial and miscellaneous	90,568	160	226,884	317,612

Total common stock	131,518	228	226,884	358,631

Short-term investments
Government	—	65,069	—	65,069
Industrial and miscellaneous	—	768,270	—	768,270
Mutual funds	—	465,525	—	465,525
Sweep accounts	—	64,484	—	64,484

Total short-term investments	—	1,363,348	—	1,363,348

Derivative assets	—	3,469	—	3,469
Separate account assets	31,597,665	5,398,091	793,212	37,788,968

Total assets	$31,729,183	$6,915,406	$1,080,689	$39,725,279

Liabilities:
Derivative liabilities	$—	$24,705	$4,600	$29,305
Separate account liabilities	7,302	5,405	—	12,707

Total liabilities	$7,302	$30,110	$4,600	$42,012

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using broker quotes or internal modeling which utilize inputs that are not market observable.

Preferred stock in Level 3 is being internally calculated.

Common stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

43

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services. The Level 3 derivative liability is a credit swap calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using broker quotes or internal modeling which utilize unobservable inputs.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2011 and 2010:

				Total Gains	Total Gains	Purchases,
	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	and (Losses) Included in Net income	and (Losses) Included in Surplus	Issuances, Sales and Settlements	Balance at December 31, 2011
Bonds
RMBS	$51,719	$16,364	$24,461	(4,042)	$3,757	$(16,616)	$26,721
Other	7,638	1	870	(232)	355	(1,365)	5,527
Preferred stock	1,236	—	—	—	—	—	1,236
Common stock	226,884	644	1,619	(206)	(345)	(47,790)	177,568
Derivative liabilities	(4,600)	—	—	—	(7,209)	2,176	(9,633)
Separate account assets	793,212	33,755	26,894	(58,033)	(538)	5,325	746,827

Total	$1,076,089	$50,764	$53,844	$(62,513)	$(3,980)	$(58,270)	$948,246

				Total Gains	Total Gains	Purchases,
	Balance at January 1, 2010	Transfers into Level 3	Transfers out of Level 3	and (Losses) Included in Net income	and (Losses) Included in Surplus	Issuances, Sales and Settlements	Balance at December 31, 2010
Bonds
RMBS	$19,291	$30,955	$5,802	$(21,711)	$14,201	$14,785	$51,719
Other	144,501	10,365	60,223	(7,297)	(1,407)	(78,301)	7,638
Preferred stock	6,162	1,236	6,162	—	(36)	36	1,236
Common stock	278,111	4,251	—	5,664	1,663	(62,805)	226,884
Other long term	32,660	—	—	130	27	(32,817)	—
Derivative liabilities	—	—	—	—	—	(4,600)	(4,600)
Separate account assets	936,012	—	4,382	(102,331)	273	(36,360)	793,212

Total	$1,416,737	$46,807	$76,569	$(125,545)	$14,721	$(200,062)	$1,076,089

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

44

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Transfers in for bonds were partly attributable to securities being valued using third party vendor inputs at December 31, 2010 and 2009, subsequently changing to being valued using broker quotes which utilize unobservable inputs, thus causing the transfer into Level 3 during 2011 and 2010, respectively. Transfers in for bonds were also the result of securities not carried at fair value as of December 31, 2010 and 2009, subsequently changing to being carried at fair value during 2011 and 2010, respectively.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011. In addition, transfers out for bonds were attributed to securities being carried at fair value as of December 31, 2010 and 2009, subsequently changing to being carried at amortized cost during 2011 and 2010, respectively. Additionally, there were some securities that were valued using internal modeling at December 31, 2009. Those securities were valued using third party vendor inputs at December 31, 2010.

Transfers in for preferred stock were the result of securities not carried at fair value as of December 31, 2009 subsequently changing to being carried at fair value as of December 31, 2010. Such changes were the result of a change in the price source, change in NAIC rating and impairment.

Transfers out for preferred stock were attributable to securities being carried at fair value as of December 31, 2009, subsequently changing to being carried at amortized cost as of December 31, 2010. Such changes were the result of a change in the price source, change in NAIC rating and impairment.

Transfers in for common stock were the result of securities being valued using index pricing at December 31, 2010, subsequently being valued using unobservable inputs during 2011. Transfers in for common stock were the result of warrants being valued using third party vendor inputs at December 31, 2009. The valuation of those warrants changed at December 31, 2010 to using broker quotes which utilize unobservable inputs.

Transfers out for common stock were the result of securities being valued using unobservable inputs at December 31, 2010, subsequently being valued using index pricing during 2011.

Transfers in for separate account assets were attributable to bonds being valued using third party vendor inputs at December 31, 2010, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2011.

45

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Transfers out for separate account assets were attributable to bonds being valued using broker quotes which utilize unobservable inputs at December 31, 2010 and 2009, subsequently changing to being valued using third party vendor inputs during 2011 and 2010, respectively.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stock are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$3,035,812	$815,740	$21	$82	$3,851,449
State, municipal and other government	631,483	38,206	15,565	9,534	644,590
Hybrid securities	498,708	3,619	130,821	11,266	360,240
Industrial and miscellaneous	22,834,539	2,481,536	94,765	94,052	25,127,258
Mortgage and other asset-backed securities	12,721,746	372,752	1,151,251	66,826	11,876,421

	39,722,288	3,711,853	1,392,423	181,760	41,859,958
Unaffiliated preferred stocks	138,596	23,703	6,745	6,015	149,539

	$39,860,884	$3,735,556	$1,399,168	$187,775	$42,009,497

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2010
Unaffiliated bonds:
United States Government and agencies	$3,160,171	$77,718	$4,518	$75,826	$3,157,545
State, municipal and other government	836,397	49,894	19,517	6,180	860,594
Hybrid securities	1,557,055	17,968	226,807	1,009	1,347,207
Industrial and miscellaneous	27,657,173	1,553,520	106,995	230,233	28,873,465
Mortgage and other asset-backed securities	13,710,547	296,594	1,227,663	41,686	12,737,792

	46,921,343	1,995,694	1,585,500	354,934	46,976,603
Unaffiliated preferred stocks	123,925	9,783	10,723	1,107	121,878

	$47,045,268	$2,005,477	$1,596,223	$356,041	$47,098,481

At December 31, 2011 and 2010, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 593 and 784 securities with a carrying amount of $6,503,336 and

46

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

$9,237,482 and an unrealized loss of $1,399,168 and $1,596,223 with an average price of 78.5 and 82.7 (fair value/amortized cost). Of this portfolio, 58.7% and 67.8% were investment grade with associated unrealized losses of $544,964 and $750,760, respectively.

At December 31, 2011 and 2010, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 568 and 1,224 securities with a carrying amount of $3,644,457 and $10,099,730 and an unrealized loss of $187,775 and $356,041 with an average price of 94.9 and 96.5 (fair value/amortized cost). Of this portfolio, 84.8% and 97.3% were investment grade with associated unrealized losses of $146,947 and $345,226, respectively.

At December 31, 2011 and 2010, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2 and 2 securities with a cost of $2 and $15 and an unrealized loss of $1 and $9 with an average price of 50.6 and 38.2 (fair value/cost).

At December 31, 2011 and 2010, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 19 and 25 securities with a cost of $2,748 and $23,086 and an unrealized loss of $429 and $1,002 with an average price of 84.4 and 95.7 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2011 and 2010 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011

Unaffiliated bonds:
United States Government and agencies	$646	$20,862	$21,508
State, municipal and other government	68,172	100,616	168,788
Hybrid securities	208,545	98,932	307,477
Industrial and miscellaneous	874,324	2,083,289	2,957,613
Mortgage and other asset-backed securities	3,943,571	1,114,649	5,058,220

	5,095,258	3,418,348	8,513,606
Unaffiliated preferred stocks	8,909	38,333	47,242
Unaffiliated common stocks	1	2,318	2,319

	$5,104,168	$3,458,999	$8,563,167

47

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2010

Unaffiliated bonds:
United States Government and agencies	$237,897	$1,386,362	$1,624,259
State, municipal and other government	97,950	169,282	267,232
Hybrid securities	1,043,259	37,791	1,081,050
Industrial and miscellaneous	1,036,864	6,796,934	7,833,798
Mortgage and other asset-backed securities	5,180,283	1,342,227	6,522,510

	7,596,253	9,732,596	17,328,849
Unaffiliated preferred stocks	45,006	11,093	56,099
Unaffiliated common stocks	6	22,084	22,090

	$7,641,265	$9,765,773	$17,407,038

The carrying amount and estimated fair value of bonds at December 31, 2011, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$1,070,689	$1,089,075
Due after one year through five years	7,435,637	7,844,830
Due after five years through ten years	7,024,770	7,551,601
Due after ten years	11,469,446	13,498,031

	27,000,542	29,983,537
Mortgage and other asset-backed securities	12,721,746	11,876,421

	$39,722,288	$41,859,958

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2011 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $1,295,175 and a carrying value of $1,575,241, resulting in a gross unrealized loss of $280,066. The banking sub-sector in the Company’s portfolio is large, diverse and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate

48

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

coupons on some securities and credit spread widening in the sector due to the European Sovereign debt crisis as well as residual impact from the U.S. financial crisis.

As a whole, the sub-sector remained volatile in 2011 as financial bail-outs in Greece, Ireland and Portugal led to fears that Italy and Spain may require similar International bail-outs. European banks hold a significant amount of sovereign debt on their balance sheets. Subordinated securities, specifically, have become a target for liability management exercises by some European banks as they attempt to raise core Tier 1 ratios to 9% by June 2012, as required by the European Banking Authority. Deeply subordinated securities became more volatile following successful attempts by the European Commission to impose “burden sharing” on the subordinated securities of those banks receiving significant state-aid as a result of the 2008 financial crisis. Furthermore, proposed legislation in the U.S. and Europe could give governments wide discretion to impose “burden sharing” on both senior and subordinated bondholders in order to quickly stabilize or wind-up troubled banks. While these measures have made existing subordinated securities more volatile in the near-term, new, more stringent global legislation on bank capital and liquidity requirements is intended to reduce overall risk in the sector going forward. Furthermore, central banks appear committed to providing liquidity to the market and, as a result, asset write-downs and credit losses have diminished substantially in all but the most troubled countries. The value of the Company’s investments in deeply subordinated securities in the financial services sector may be significantly impacted if issuers of certain securities with optional deferral features exercise the option to defer coupon payments or are required to defer as a condition of receiving government aid. The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2011.

Subprime Mortgages

At December 31, 2011, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $782,802 and a carrying value of $957,131, resulting in a gross unrealized loss of $174,329. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in ABS subprime mortgages continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

49

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2011.

50

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2011, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $1,639,555 and a carrying value of $2,295,503, resulting in a gross unrealized loss of $655,948. RMBS are securitizations of underlying pools of residential mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS includes prime jumbo pass-throughs and collateralized mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS, government sponsored enterprise (GSE) guaranteed pass-throughs and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

All RMBS securities of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

51

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2011.

The following tables provide the aggregate totals for loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2011

OTTI recognized 1st quarter:
Intent to sell	$4,977	$660	$—	$4,317

Total 1st quarter OTTI on loan-backed securities	4,977	660	—	4,317

OTTI recognized 3rd quarter:
Intent to sell	160,578	5,973	—	154,605

Total 3rd quarter OTTI on loan-backed securities	160,578	5,973	—	154,605

Aggregate total	$165,555	$6,633	$—	$158,922

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2010

OTTI recognized 1st quarter:
Intent to sell	$4,379	$973	$—	$3,406

Total 1st quarter OTTI on loan-backed securities	4,379	973	—	3,406

OTTI recognized 2nd quarter:
Intent to sell	17,316	301	—	17,015
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	6	—	6	—

Total 2nd quarter OTTI on loan-backed securities	17,322	301	6	17,015

Aggregate total	$21,701	$1,274	$6	$20,421

52

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2009

OTTI recognized 3rd quarter:
Intent to sell	$21,033	$—	$5,508	$15,525

Total 3rd quarter OTTI on loan-backed securities	21,033	—	5,508	15,525

OTTI recognized 4th quarter:
Intent to sell	179,064	—	66,154	112,910

Total 4th quarter OTTI on loan-backed securities	179,064	—	66,154	112,910

Aggregate total	$200,097	$—	$71,662	$128,435

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

53

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$350,420	$11,851	$338,569	$224,716
2nd quarter present value of cash flows expected to be less than the amortized cost basis	483,217	23,151	460,066	303,615
3rd quarter present value of cash flows expected to be less than the amortized cost basis	483,427	12,763	470,664	287,099
4th quarter present value of cash flows expected to be less than the amortized cost basis	583,778	29,379	554,399	398,138

Aggregate total	$1,900,842	$77,144	$1,823,698	$1,213,568

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$578,055	$55,253	$522,802	$330,810
2nd quarter present value of cash flows expected to be less than the amortized cost basis	343,146	24,294	318,852	217,741
3rd quarter present value of cash flows expected to be less than the amortized cost basis	648,299	44,545	603,754	489,879
4th quarter present value of cash flows expected to be less than the amortized cost basis	744,823	29,278	715,545	563,667

Aggregate total	$2,314,323	$153,370	$2,160,953	$1,602,097

54

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2011, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
000759BP4	$636	$575	$61	$575	$596	1Q 2011
02146QAB9	70,359	68,745	1,614	68,745	38,728	1Q 2011
02146QAD5	39,209	38,422	787	38,422	23,134	1Q 2011
05951VAV1	50,127	49,693	434	49,693	36,948	1Q 2011
12667GXW8	20,351	20,185	166	20,185	17,916	1Q 2011
12668WAC1	12,000	11,713	287	11,713	6,354	1Q 2011
12669GTS0	43,618	42,859	759	42,859	23,303	1Q 2011
14984WAA8	7,559	7,446	113	7,446	6,053	1Q 2011
45661EAE4	2,499	1,726	773	1,726	1,584	1Q 2011
525221GR2	1,281	935	346	935	823	1Q 2011
525221HE0	3,197	2,782	415	2,782	4,994	1Q 2011
70557RAB6	31,956	31,770	186	31,770	22,910	1Q 2011
75970JAJ5	4,756	4,657	99	4,657	3,022	1Q 2011
75971EAF3	6,002	5,832	170	5,832	3,548	1Q 2011
76110G3H2	2,794	957	1,837	957	1,715	1Q 2011
76110WPD2	2,513	2,396	117	2,396	2,421	1Q 2011
761118VY1	20,054	19,668	386	19,668	10,670	1Q 2011
81379EAD4	3,256	2,091	1,165	2,091	338	1Q 2011
83611XAE4	1,051	333	718	333	280	1Q 2011
86358EZU3	5,921	4,980	941	4,980	2,029	1Q 2011
871928AX5	4,227	3,582	645	3,582	3,582	1Q 2011
749248AG5	14,227	14,034	193	14,034	12,482	1Q 2011
75970QAD2	7,057	6,770	287	6,770	4,870	1Q 2011
045427AE1	1,865	1,490	375	1,490	893	2Q 2011
12638DAA4	86,532	83,834	2,698	83,834	74,622	2Q 2011
12640PAA3	6,639	6,345	294	6,345	6,562	2Q 2011
126670ZN1	21,165	19,024	2,141	19,024	4,055	2Q 2011
12668WAC1	20,241	20,000	241	20,000	10,222	2Q 2011
126694A32	14,807	14,701	106	14,701	8,458	2Q 2011
12669GTS0	41,692	36,985	4,707	36,985	19,529	2Q 2011
225470T94	5,822	5,751	71	5,751	5,035	2Q 2011
22942KCA6	17,023	15,111	1,912	15,111	12,886	2Q 2011
3622NAAE0	56,897	54,879	2,018	54,879	33,811	2Q 2011
36245CAC6	791	737	54	737	220	2Q 2011
41161MAC4	50,636	49,540	1,096	49,540	30,482	2Q 2011
46628SAJ2	8,682	8,522	160	8,522	5,898	2Q 2011
52524MAW9	9,284	8,219	1,065	8,219	4,938	2Q 2011
550279BA0	25,520	24,577	943	24,577	15,391	2Q 2011
61754HAB8	2,086	2,056	30	2,056	1,317	2Q 2011
65536PAA8	1,661	1,630	31	1,630	915	2Q 2011
75970JAJ5	4,580	4,532	48	4,532	2,831	2Q 2011
75970QAH3	6,059	5,852	207	5,852	3,694	2Q 2011
75971EAF3	11,519	11,413	106	11,413	6,260	2Q 2011
76110G3H2	1,601	870	731	870	889	2Q 2011
761118RM2	2,770	2,728	42	2,728	1,567	2Q 2011
761118VY1	18,605	17,970	635	17,970	9,203	2Q 2011
81379EAD4	1,740	1,414	326	1,414	97	2Q 2011
83611XAE4	329	118	211	118	157	2Q 2011
86358EZU3	4,946	4,370	576	4,370	689	2Q 2011
93934FHC9	34,880	33,497	1,383	33,497	22,366	2Q 2011
93936NBC6	863	407	456	407	389	2Q 2011
749248AG5	17,308	17,277	31	17,277	15,674	2Q 2011

55

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
75970QAD2	$6,672	$6,218	$454	$6,218	$4,565	2Q 2011
02146QAB9	66,595	63,475	3,120	63,475	35,341	3Q 2011
02146QAD5	36,649	35,735	914	35,735	19,535	3Q 2011
026936AA2	154,988	149,463	5,525	149,463	77,940	3Q 2011
05948KV63	11,652	11,491	161	11,491	9,696	3Q 2011
12638DAA4	54,787	56,934	(2,147)	56,934	51,075	3Q 2011
12666UAC7	18,561	18,558	3	18,558	11,605	3Q 2011
12668WAC1	11,129	11,075	54	11,075	5,017	3Q 2011
126694A32	9,401	9,090	311	9,090	4,986	3Q 2011
12669GTS0	35,892	34,078	1,814	34,078	16,984	3Q 2011
14984WAA8	6,939	6,757	182	6,757	5,293	3Q 2011
225470FJ7	4,294	4,257	37	4,257	3,730	3Q 2011
225470U27	4,713	4,667	46	4,667	3,692	3Q 2011
36244SAE8	672	669	3	669	488	3Q 2011
45661EAE4	1,621	1,190	431	1,190	763	3Q 2011
65536PAA8	1,265	1,232	33	1,232	604	3Q 2011
75970JAJ5	4,448	4,387	61	4,387	2,509	3Q 2011
75970QAH3	5,736	5,668	68	5,668	3,292	3Q 2011
75971EAF3	5,552	5,473	79	5,473	2,623	3Q 2011
761118RM2	2,637	2,568	69	2,568	1,387	3Q 2011
761118VY1	17,391	17,101	290	17,101	8,517	3Q 2011
81379EAD4	1,743	669	1,074	669	66	3Q 2011
92922FZ27	20,331	20,154	177	20,154	18,067	3Q 2011
93936NBC6	323	97	226	97	77	3Q 2011
75970QAD2	6,107	5,878	229	5,878	3,811	3Q 2011
17311QAA8	23,608	21,769	1,839	21,769	21,769	3Q 2011
002927AA9	1,207	930	277	930	930	3Q 2011
02146QAC7	33,428	32,478	950	32,478	14,430	4Q 2011
05948KL31	14,784	14,778	6	14,778	11,547	4Q 2011
059494AA2	32,494	31,969	525	31,969	24,787	4Q 2011
12638DAA4	55,461	53,176	2,285	53,176	49,194	4Q 2011
12640PAA3	6,122	5,942	180	5,942	6,115	4Q 2011
12667G5G4	15,321	14,995	326	14,995	14,377	4Q 2011
12668RAA6	24,029	23,537	492	23,537	11,676	4Q 2011
12668WAC1	10,903	10,666	237	10,666	4,723	4Q 2011
126694A32	37,195	36,657	538	36,657	19,337	4Q 2011
12669GTS0	33,195	31,654	1,541	31,654	13,920	4Q 2011
225470FJ7	4,254	3,968	286	3,968	3,712	4Q 2011
225470YD9	44,143	41,031	3,112	41,031	39,881	4Q 2011
32027LAG0	57	1	56	1	—	4Q 2011
35729PPC8	629	478	151	478	235	4Q 2011
3622NAAE0	54,725	53,750	975	53,750	33,707	4Q 2011
41161MAC4	47,897	45,318	2,579	45,318	25,821	4Q 2011
525170CG9	87	84	3	84	66	4Q 2011
52522QAM4	92,552	86,587	5,965	86,587	68,719	4Q 2011
65536PAA8	1,209	1,196	13	1,196	494	4Q 2011
74925FAA1	12,139	11,693	446	11,693	11,226	4Q 2011
75970QAH3	5,559	5,520	39	5,520	3,160	4Q 2011
75971EAF3	5,387	5,294	93	5,294	2,461	4Q 2011
761118AH1	25,892	25,531	361	25,531	24,066	4Q 2011
81378KAC3	11,316	5,016	6,300	5,016	6,463	4Q 2011
81379EAD4	655	57	598	57	44	4Q 2011

56

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
83611XAE4	$107	$36	$71	$36	$18	4Q 2011
12669F2J1	6,472	5,885	587	5,885	3,699	4Q 2011
75970QAD2	5,774	5,550	224	5,550	3,679	4Q 2011
48123HAA1	1,991	1,551	440	1,551	580	4Q 2011
000759BP4	788	785	3	785	625	1Q 2010
02148AAA4	51,172	50,652	520	50,652	33,152	1Q 2010
02148YAJ3	8,309	8,128	181	8,128	6,809	1Q 2010
045427AE1	3,371	1,805	1,566	1,805	610	1Q 2010
12640PAA3	9,684	9,480	204	9,480	8,902	1Q 2010
126670ZN1	26,523	21,352	5,171	21,352	3,899	1Q 2010
12667G5G4	20,112	19,900	212	19,900	17,911	1Q 2010
126685DZ6	6,759	6,287	472	6,287	5,438	1Q 2010
225470FJ7	6,264	6,146	118	6,146	5,130	1Q 2010
225470YD9	60,770	59,922	848	59,922	37,312	1Q 2010
22942KCA6	22,560	22,305	255	22,305	16,542	1Q 2010
23245CAF7	256	246	10	246	586	1Q 2010
32027LAG0	110	94	16	94	57	1Q 2010
32028TAF4	171	85	86	85	100	1Q 2010
35729PPZ7	17,077	14,880	2,197	14,880	248	1Q 2010
361856EC7	25,782	25,461	321	25,461	16,478	1Q 2010
3622MAAF8	205	134	71	134	52	1Q 2010
38011AAC8	2,581	2,563	18	2,563	2,023	1Q 2010
43710LAF1	82	8	74	8	34	1Q 2010
45661EAE4	27,998	20,271	7,727	20,271	9,966	1Q 2010
46628SAJ2	10,507	10,154	353	10,154	6,420	1Q 2010
525170CG9	1,722	1,657	65	1,657	1,404	1Q 2010
525221GR2	6,622	3,934	2,688	3,934	1,875	1Q 2010
525221HE0	15,734	11,848	3,886	11,848	4,671	1Q 2010
52524MAW9	10,557	9,991	566	9,991	3,594	1Q 2010
52524YAA1	42,308	42,286	22	42,286	33,282	1Q 2010
655374AA4	2,702	2,353	349	2,353	1,117	1Q 2010
68400DAG9	2,794	1,924	870	1,924	106	1Q 2010
70557RAB6	37,812	32,192	5,620	32,192	18,685	1Q 2010
74925FAA1	17,548	16,761	787	16,761	15,542	1Q 2010
76110WPD2	3,676	3,388	288	3,388	2,855	1Q 2010
76110WQB5	15,198	14,267	931	14,267	12,048	1Q 2010
761118RM2	3,297	3,186	111	3,186	1,587	1Q 2010
761118VY1	28,164	25,601	2,563	25,601	11,604	1Q 2010
81379EAD4	5,191	3,589	1,602	3,589	99	1Q 2010
86357UAA9	23,809	21,484	2,325	21,484	16,973	1Q 2010
86357UBM2	4,156	3,750	406	3,750	3,020	1Q 2010
86358EZU3	8,992	7,205	1,787	7,205	2,672	1Q 2010
86365EAA5	12,138	10,952	1,186	10,952	8,530	1Q 2010
86365EAC1	5,116	4,617	499	4,617	3,718	1Q 2010
86365KAA1	4,184	3,775	409	3,775	2,989	1Q 2010
93935FAA9	5,241	5,003	238	5,003	2,472	1Q 2010
000759BP4	757	700	57	700	589	2Q 2010
02148AAA4	48,811	46,735	2,076	46,735	33,688	2Q 2010
02148YAJ3	7,973	7,794	179	7,794	6,567	2Q 2010
05948KL31	18,007	17,283	724	17,283	11,108	2Q 2010
059494AA2	41,693	41,000	693	41,000	31,082	2Q 2010
05953LAH2	1,318	888	430	888	319	2Q 2010

57

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
12668VAF6	$8,391	$8,232	$159	$8,232	$4,535	2Q 2010
225470FJ7	5,503	5,230	273	5,230	4,981	2Q 2010
225470U27	6,062	5,459	603	5,459	4,457	2Q 2010
22942KCA6	21,269	21,106	163	21,106	15,188	2Q 2010
32054YAD5	353	160	193	160	104	2Q 2010
35729PPZ7	14,854	13,466	1,388	13,466	920	2Q 2010
36244SAE8	901	881	20	881	508	2Q 2010
525170CG9	1,584	1,293	291	1,293	1,635	2Q 2010
525221HE0	11,185	6,764	4,421	6,764	5,228	2Q 2010
52522QAM4	121,936	116,652	5,284	116,652	83,155	2Q 2010
65536PAA8	3,451	3,224	227	3,224	2,937	2Q 2010
761118RM2	3,103	3,049	54	3,049	1,563	2Q 2010
86358EZU3	7,161	6,018	1,143	6,018	1,603	2Q 2010
000759BP4	674	657	17	657	572	3Q 2010
02148AAA4	44,694	41,915	2,779	41,915	35,127	3Q 2010
02148YAJ3	7,636	7,630	6	7,630	5,659	3Q 2010
05948KV63	13,694	13,656	38	13,656	12,859	3Q 2010
059494AA2	39,536	39,315	221	39,315	30,326	3Q 2010
05953LAH2	832	708	124	708	304	3Q 2010
12638DAA4	72,351	64,487	7,864	64,487	58,004	3Q 2010
12640PAA3	7,475	7,142	333	7,142	7,293	3Q 2010
12667G5G4	20,892	20,806	86	20,806	20,536	3Q 2010
126685DZ6	5,919	5,602	317	5,602	4,887	3Q 2010
12669GTS0	50,815	47,578	3,237	47,578	25,003	3Q 2010
225470FJ7	5,065	5,060	5	5,060	5,188	3Q 2010
225470T94	6,996	6,650	346	6,650	5,183	3Q 2010
225470YD9	56,415	53,591	2,824	53,591	39,237	3Q 2010
225492AE7	21,757	21,547	210	21,547	18,885	3Q 2010
22942KCA6	20,247	20,203	44	20,203	15,799	3Q 2010
3622EEAA0	29,835	28,729	1,106	28,729	27,151	3Q 2010
36244SAE8	847	820	27	820	542	3Q 2010
38011AAC8	2,513	2,451	62	2,451	1,914	3Q 2010
525170CG9	1,202	1,082	120	1,082	1,185	3Q 2010
52519LAA6	110,126	101,397	8,729	101,397	87,934	3Q 2010
525221HE0	6,238	5,615	623	5,615	4,141	3Q 2010
65536PAA8	1,894	1,747	147	1,747	1,641	3Q 2010
75970JAJ5	5,448	4,933	515	4,933	2,733	3Q 2010
75970QAH3	7,000	6,369	631	6,369	3,783	3Q 2010
761118AH1	31,985	31,648	337	31,648	26,663	3Q 2010
761118VY1	23,715	22,571	1,144	22,571	11,123	3Q 2010
92922FZ27	23,995	23,692	303	23,692	21,808	3Q 2010
939336Q55	604	596	8	596	279	3Q 2010
05535DAM6	476	415	61	415	318	3Q 2010
05953YAG6	1,788	1,788	—	1,788	1,619	4Q 2010
059515AC0	8,952	8,942	10	8,942	5,480	4Q 2010
36245CAC6	2,589	1,121	1,468	1,121	257	4Q 2010
52524YAA1	3,033	3,012	21	3,012	2,837	4Q 2010
61754HAB8	2,987	2,790	197	2,790	1,467	4Q 2010
02148YAJ3	7,480	7,334	146	7,334	5,783	4Q 2010
05530PAA0	2,460	2,395	65	2,395	2,046	4Q 2010
059494AA2	37,667	37,657	10	37,657	30,418	4Q 2010
059515AC0	8,939	7,602	1,337	7,602	5,504	4Q 2010

58

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
05953LAH2	$626	$432	$194	$432	$273	4Q 2010
05953YAG6	1,732	1,553	179	1,553	1,575	4Q 2010
12638DAA4	61,724	61,571	153	61,571	56,681	4Q 2010
12667G5G4	8,708	8,607	101	8,607	8,394	4Q 2010
12668RAA6	27,353	25,747	1,606	25,747	16,167	4Q 2010
12669GTS0	46,681	44,524	2,157	44,524	24,463	4Q 2010
14984WAA8	7,942	7,730	212	7,730	6,113	4Q 2010
225470U27	5,279	5,139	140	5,139	4,314	4Q 2010
225470YD9	51,189	50,912	277	50,912	37,621	4Q 2010
22942KCA6	19,399	18,120	1,279	18,120	14,757	4Q 2010
36245CAC6	1,112	833	279	833	258	4Q 2010
36245RAA7	3,756	3,495	261	3,495	2,677	4Q 2010
39539KAF0	10,205	9,957	248	9,957	8,804	4Q 2010
41161MAC4	54,375	52,192	2,183	52,192	33,461	4Q 2010
45661EAE4	8,907	2,644	6,263	2,644	2,517	4Q 2010
52519LAA6	97,842	97,267	575	97,267	84,903	4Q 2010
525221GR2	3,510	1,336	2,174	1,336	1,054	4Q 2010
525221HE0	5,322	3,506	1,816	3,506	3,634	4Q 2010
52522QAM4	106,741	105,722	1,019	105,722	81,409	4Q 2010
52524YAA1	32,722	31,200	1,522	31,200	30,754	4Q 2010
61754HAB8	2,771	2,281	490	2,281	1,448	4Q 2010
74925FAA1	14,656	14,038	618	14,038	13,792	4Q 2010
759676AJ8	6,794	6,391	403	6,391	4,825	4Q 2010
75971EAF3	6,200	6,088	112	6,088	3,542	4Q 2010
761118VY1	21,814	20,938	876	20,938	11,309	4Q 2010
81379EAD4	3,583	3,258	325	3,258	348	4Q 2010
863592AP6	21,292	21,076	216	21,076	19,735	4Q 2010
863592AQ4	9,443	9,303	140	9,303	8,654	4Q 2010
92922FZ27	22,761	22,760	1	22,760	20,920	4Q 2010
939336Q55	576	558	18	558	302	4Q 2010
02148AAA4	56,623	55,412	1,211	55,412	27,639	3Q 2009
02148YAJ3	10,038	9,635	403	9,635	5,095	3Q 2009
045427AE1	5,981	4,341	1,640	4,341	388	3Q 2009
126670ZN1	32,849	28,835	4,014	28,835	2,148	3Q 2009
12668VAF6	14,078	9,775	4,303	9,775	3,695	3Q 2009
225470FJ7	7,621	7,494	127	7,494	4,321	3Q 2009
225470T94	9,057	8,721	336	8,721	4,335	3Q 2009
22942KCA6	27,233	25,136	2,097	25,136	14,065	3Q 2009
32027LAG0	156	153	3	153	55	3Q 2009
32028TAF4	214	210	4	210	167	3Q 2009
35729PPC8	3,943	727	3,216	727	169	3Q 2009
3622MAAF8	300	294	6	294	73	3Q 2009
40430FAF9	2,814	591	2,223	591	93	3Q 2009
43710LAF1	152	150	2	150	94	3Q 2009
46628SAJ2	11,798	11,254	544	11,254	4,475	3Q 2009
576435AT8	494	484	10	484	303	3Q 2009
655374AA4	3,374	3,252	122	3,252	1,663	3Q 2009
86358EZU3	20,660	10,929	9,731	10,929	3,505	3Q 2009
939336Q55	725	687	38	687	255	3Q 2009
02148AAA4	55,412	54,674	738	54,674	30,484	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	7,370	7,107	263	7,107	4,748	3Q 2009

59

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
22942KCA6	$25,136	$24,544	$592	$24,544	$14,572	3Q 2009
23245CAF7	440	317	123	317	90	3Q 2009
3622MAAF8	294	248	46	248	48	3Q 2009
36244SAE8	1,000	949	51	949	481	3Q 2009
43710LAF1	150	107	43	107	113	3Q 2009
52524MAW9	11,476	11,109	367	11,109	3,902	3Q 2009
68400DAG9	4,806	3,554	1,252	3,554	193	3Q 2009
70557RAB6	41,797	37,940	3,857	37,940	20,360	3Q 2009
86358EZU3	10,929	9,287	1,642	9,287	1,747	3Q 2009
939336Q55	687	680	7	680	260	3Q 2009
059494AA2	45,467	44,726	741	44,726	30,478	4Q 2009
05951VAV1	60,026	59,859	167	59,859	34,196	4Q 2009
05948KV63	15,678	15,283	395	15,283	11,397	4Q 2009
126670ZN1	28,832	26,567	2,265	26,567	3,802	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
23245CAF7	304	267	37	267	214	4Q 2009
12667G5G4	25,000	23,949	1,051	23,949	21,479	4Q 2009
02148AAA4	53,080	52,679	401	52,679	32,386	4Q 2009
02148YAJ3	9,305	8,787	518	8,787	6,122	4Q 2009
045427AE1	4,341	3,378	963	3,378	517	4Q 2009
12640PAA3	11,545	10,987	558	10,987	9,882	4Q 2009
225470FJ7	6,755	6,727	28	6,727	4,955	4Q 2009
32027LAG0	147	116	31	116	46	4Q 2009
32028TAF4	198	182	16	182	125	4Q 2009
38011AAC8	2,961	2,627	334	2,627	1,992	4Q 2009
361856EC7	31,354	26,889	4,465	26,889	14,755	4Q 2009
3622MAAF8	234	218	16	218	55	4Q 2009
43710LAF1	96	91	5	91	80	4Q 2009
52524YAA1	46,921	46,677	244	46,677	35,812	4Q 2009
52524MAW9	10,923	10,743	180	10,743	4,023	4Q 2009
576435AT8	467	397	70	397	284	4Q 2009
655374AA4	3,144	2,723	421	2,723	1,573	4Q 2009
68400DAG9	3,535	2,809	726	2,809	180	4Q 2009
761118VY1	30,381	29,354	1,027	29,354	12,445	4Q 2009
86358EZU3	9,243	9,032	211	9,032	222	4Q 2009
225470T94	8,516	7,425	1,091	7,425	5,324	4Q 2009
225470U27	7,991	6,431	1,560	6,431	4,577	4Q 2009
933637AJ9	3,783	3,505	278	3,505	2,574	4Q 2009

60

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2011 and 2010 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2011
The aggregate amount of unrealized losses	$1,414,929	$67,845
The aggregate related fair value of securities with unrealized losses	4,176,581	1,125,357

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2010
The aggregate amount of unrealized losses	$1,458,666	$46,087
The aggregate related fair value of securities with unrealized losses	5,640,930	1,393,078

Detail of net investment income (loss) is presented below:

	Year Ended December 31
	2011	2010	2009
Income (loss):
Bonds	$2,147,304	$2,476,783	$2,581,437
Preferred stocks	9,136	10,296	10,395
Common stocks	48,828	36,266	8,444
Mortgage loans on real estate	469,635	534,467	609,836
Real estate	19,488	20,816	20,748
Policy loans	46,677	50,210	50,065
Cash, cash equivalents and short-term investments	5,010	11,008	38,804
Derivatives	(29,303)	(147,236)	(134,716)
Other invested assets	6,183	50,078	17,276
Other	11,912	14,525	9,242

Gross investment income	2,734,870	3,057,213	3,211,531
Less investment expenses	119,012	138,042	138,374

Net investment income	$2,615,858	$2,919,171	$3,073,157

61

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2011	2010	2009
Proceeds	$16,303,347	$23,903,441	$17,547,590

Gross realized gains	$581,820	$1,624,135	$365,788
Gross realized losses	(85,014)	(142,953)	(394,368)

Net realized capital gains (losses)	$496,806	$1,481,182	$(28,580)

The Company had gross realized losses for the years ended December 31, 2011, 2010 and 2009 of $127,005, $192,541 and $618,554, respectively, which relate to losses recognized on other-than-temporary declines in the fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2011	2010	2009
Bonds	$370,867	$1,290,685	$(612,760)
Preferred stocks	5,557	(75)	6,697
Common stocks	22,701	2,949	(4,947)
Mortgage loans on real estate	(2,171)	(18,451)	(55,349)
Real estate	4,287	(235)	(1,051)
Cash, cash equivalents and short-term investments	13	12	80
Derivatives	304,713	(160,155)	(437,350)
Other invested assets	91,017	124,712	(8,392)

	796,984	1,239,442	(1,113,072)
Federal income tax effect	(185,043)	(450,184)	235,951
Transfer to interest maintenance reserve	(188,405)	(846,096)	176,600

Net realized capital gains (losses) on investments	$423,536	$(56,838)	$(700,521)

At December 31, 2011 and 2010, the Company had recorded investments in restructured securities of $10,272 and $46,209, respectively. The capital (losses) gains taken as a direct result of restructures in 2011, 2010 and 2009 were $(4,361), $16,745 and $(84,752), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

62

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2011	2010	2009
Bonds	$(143,599)	$(53,819)	$16,818
Preferred stocks	(3,816)	(35)	(46,613)
Common stocks	(19,959)	22,057	36,097
Affiliated entities	461,477	70,914	37,287
Mortgage loans on real estate	(2,196)	1,826	(8,024)
Cash, cash equivalents and short-term investments	—	—	284
Derivatives	239,967	113,051	(410,982)
Other invested assets	103,189	25,289	(211,719)

Change in unrealized capital gains (losses)	$635,063	$179,283	$(586,852)

During 2011, the Company issued mortgage loans with interest rates of 6.16% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2011 at the time of origination was 70%. The Company did not issue any new mortgage loans during 2010. During 2011, the Company did not reduce interest rates on any outstanding mortgages. During 2010, the Company reduced interest rates on mortgages by 3% for one loan in the amount of $1,986, by 2% for one loan in the amount of $1,269 and by 1% for two loans in the amount of $61,000. At December 31, 2011, there were no loans that were non-income producing for the previous 180 days. At December 31, 2010, mortgage loans with a carrying amount of $6 were non-income producing for the previous 180 days. Accrued interest of $1 and $3 related to these mortgage loans was excluded from investment income at December 31, 2010 and 2009, respectively. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2011 and 2010 there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2011 and 2010, respectively, the Company held $44,738 and $89,765 in impaired loans with related allowance for credit losses of $8,394 and $6,198. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2011 and 2010, respectively. The average recorded investment in impaired loans during 2011 and 2010 was $ 53,714 and $137,077, respectively.

63

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2011	2010	2009
Balance at beginning of period	$6,198	$8,024	$11,924
Additions, net charged to operations	6,599	16,645	20,940
Recoveries in amounts previously charged off	(4,403)	(18,471)	(24,840)

Balance at end of period	$8,394	$6,198	$8,024

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2011, 2010 and 2009, respectively, the Company recognized $3,701, $8,500 and $1,993 of interest income on impaired loans. Interest income of $3,610, $8,568 and $509, respectively, was recognized on a cash basis for the years ended December 31, 2011, 2010 and 2009.

At December 31, 2011 and 2010, the Company held a mortgage loan loss reserve in the AVR of $65,017 and $77,736, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	$000,000,000	$000,000,000	$000,000,000	$000,000,000	$000,000,000
Geographic Distribution			Property Type Distribution
	December 31			December 31
	2011	2010		2011	2010
South Atlantic	25%	24%	Office	28%	31%
Pacific	23	22	Retail	23	21
Middle Atlantic	15	17	Apartment	21	21
Mountain	14	13	Industrial	18	17
E. North Central	10	10	Other	4	5
W. North Central	6	6	Agricultural	4	3
W. South Central	3	4	Medical	2	2
E. South Central	2	2
New England	2	2

At December 31, 2011, 2010 and 2009, the Company had mortgage loans with a total net admitted asset value of $2,416, $13,125 and $13,454, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were

64

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

no realized losses during the years ended December 31, 2011, 2010 and 2009 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2011, 2010 or 2009.

A write down of carrying value is required when an investor’s intent to retain the investment in the issuer has changed at the reporting date and there is not a sufficient period of time to allow for any anticipated recovery in value to occur. At December 31, 2009, the Company recorded an impairment of $15,287 for its investment in Zero Beta Fund, LLC. The impairment was taken because there is an intent to sell some of the underlying investments of the fund before any anticipated recovery in value would occur.

During 2011, the Company recorded an impairment of $5,770 for its investment in William Blair Mezzanine Capital Fund III, L.P., an impairment of $8,799 for its investment in Harbour Group Investments IV, L.P. and an impairment of $1,697 for its investment in e-Financial Ventures I, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.

During 2010, the Company recorded an impairment of $3,276 for its investment in Stonington Capital Appreciation 1994 Fund, L.P. and an impairment of $272 for its investment in Yield Strategies Fund I, L.P. The impairments were taken because the decline in fair value of the funds was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds was not anticipated. These write-downs are included in net realized capital gains (losses) within the statements of operations.

During 2009, the Company recorded impairments of $40,688 and $10,030 for its investment in Real Estate Alternatives Portfolio 2, LLC and Real Estate Alternatives Portfolio 3, LLC, respectively. The impairment was taken because the declines in fair value of underlying investments of the fund were deemed to be other-than-temporary.

During 2009, the Company recorded an impairment of $2,120 for its investment in Yucaipa Equity Partners, L.P., an impairment of $2,884 for its investment in BCI Growth IV, L.P., an impairment of $296 for its investment in Allsop Venture Partners III, L.P., an impairment of $1,548 for its investment in B III Capital Partners, L.P., an impairment of $551 for its investment in Cahill, Warnock Strategic Partners Fund, L.P., an impairment of $49 for its investment in CM Equity Partners, L.P., an impairment of $133 for its investment in Conning Insurance Capital Limited Partnership III, an impairment of $706 for its investment in FS Equity Partners III, L.P. and an impairment of $5,133 for its

65

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

investment in Harbour Group Investments III, L.P. These impairments were taken because the declines in fair value of underlying investments of the funds were deemed to be other-than-temporary.

At December 31, 2011, the Company had ownership interests in sixty-five LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2012 to 2026 is $53,963. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2010, the Company had ownership interests in sixty-two LIHTC investments. The remaining years of unexpired tax credits ranged from one to eleven. One property was the subject of a review by the South Dakota Housing Development Authority in which the Company responded with corrective actions. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2011 to 2019 is $29,934. There were no impairment losses, write-downs or reclassifications during 2010 related to any of these credits.

The following table provides the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2011 and 2010:

		December 31, 2011
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$4,446	$6,696

Total		$4,446	$6,696

		December 31, 2010
Description of State Transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$5,135	$8,370
Low-Income Housing Tax Credits	MO	1,461	1,642

Total		$6,596	$10,012

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2012 to 2015.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and

66

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

On December 31, 2010, the Company sold two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) to Monumental Life Insurance Company (MLIC), an affiliate, for a combined sale price of $252,975. The sale price was based predominantly on the valuations of the properties within each of the entities. This transaction resulted in a realized gain of $24,296.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2011 and 2010, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $2,014,879 and $822,271, respectively.

At December 31, 2011 and 2010, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $560,015 and $555,186, respectively.

For the years ended December 31, 2011 and 2010, the Company has recorded $142,076, and $(22,972), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2011 and 2010 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company did not recognize any income from options contracts for the years ended December 31, 2011 and 2010. The Company recognized income from options contracts in the amount of $1,534 for the year ended December 31, 2009.

67

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 21 years for forecasted hedge transactions.

At December 31, 2011 and 2010, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2011 and 2010, the Company has accumulated deferred gains in the amount of $78,051 and $89,357, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2026.

At December 31, 2011 and 2010, the Company had replicated assets with a fair value of $2,965,038 and $1,422,102 and credit default and forward starting interest rate swaps with a fair value of $(195,744) and $29,383, respectively. For the years ended December 31, 2011 and 2009, the Company recognized $408, and $3,088 in capital losses related to replication transactions. For the year ended December 31, 2010, the Company did not recognize any capital losses related to replication transactions.

68

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2011, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
3815,SWAP, USD 0.6 / (USD 0), :31359MEL3	12/20/2012	$3,000	$5
3817,SWAP, USD 0.6 / (USD 0), :31359MEL3	12/20/2012	1,000	2
3818,SWAP, USD 0.6 / (USD 0), :76116FAG2	12/20/2012	1,000	2
3820,SWAP, USD 0.6 / (USD 0), :31359MEL3	12/20/2012	1,000	2
3823,SWAP, USD 0.43 / (USD 0), :31359MEL3	12/20/2012	2,000	(5)
3936,SWAP, USD 0.49 / (USD 0), :31359MEL3	6/20/2013	15,000	75
3937,SWAP, USD 0.85 / (USD 0), :31359MEL3	6/20/2013	15,000	110
3938,SWAP, USD 1.52 / (USD 0), :31359MEL3	6/20/2013	12,000	70
4199,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	(92)
4201,SWAP, USD 1 / (USD 0), :912828JR2	12/20/2015	10,000	(501)
4200,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	10,000	(751)
4203,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	10,000	(816)
4208,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	(1,003)
4233,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	(92)
4234,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	12
4235,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	(1,003)
4236,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	38
4237,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	(92)
4238,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	312
4239,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	58
4240,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	(92)
4241,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	38
4244,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	(92)
4248,SWAP, USD 1 / (USD 0), :912803CH4,912803BM4	12/20/2015	20,000	(92)
4250,SWAP, USD 1 / (USD 0), :912803BV4	12/20/2015	20,000	60
4251,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	60
4252,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	10,000	(413)

69

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
4253,SWAP, USD 1 / (USD 0), :912803BM4	12/20/2015	$20,000	$(150)
4254,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	(1,502)
4255,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	12
4256,SWAP, USD 1 / (USD 0), :912803DM2	12/20/2015	20,000	60
4257,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	(461)
4258,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	(22)
4267,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	(825)
4268,SWAP, USD 1 / (USD 0), :912803BF9	12/20/2015	20,000	38
4261,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	(445)
4262,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2015	20,000	(1,502)
4263,SWAP, USD 1 / (USD 0), :912803BF9	12/20/2015	20,000	(170)
4264,SWAP, USD 1 / (USD 0), :912803BJ1	12/20/2015	20,000	256
4265,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	312
4266,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	73
4269,SWAP, USD 1 / (USD 0), :912803CH4	12/20/2015	20,000	506
4270,SWAP, USD 1 / (USD 0), :912810QK7	12/20/2015	20,000	173
4271,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	256
4272,SWAP, USD 1 / (USD 0), :912803DK6	12/20/2015	20,000	8
4273,SWAP, USD 1 / (USD 0), :91280DJ9	12/20/2015	20,000	266
4278,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	(1,712)
4279,SWAP, USD 1 / (USD 0), :912803DJ9	12/20/2015	20,000	(93)
4280,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2016	10,000	(137)
4281,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	245
4282,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	(214)
4283,SWAP, USD 1 / (USD 0), :912803DJ9	3/20/2016	20,000	332
4284,SWAP, USD 1 / (USD 0), :912803DM2	3/20/2016	20,000	248
4293,SWAP, USD 1 / (USD 0), :US134429AS81	3/20/2016	20,000	462

70

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimate)	Current Fair Value
4295,SWAP, USD 1 / (USD 0), :US057224AK30	3/20/2016	$20,000	$195
4296,SWAP, USD 1 / (USD 0), :US037411AN57	3/20/2016	20,000	268
4297,SWAP, USD 1 / (USD 0), :US674599BV68	3/20/2016	11,000	196
4298,SWAP, USD 1 / (USD 0), :US674599BV68	3/20/2016	9,000	160
4299,SWAP, USD 1 / (USD 0), :US670346AE56	3/20/2016	10,000	(13)
4311,SWAP, USD 1 / (USD 0), :US35671DAS45	6/20/2016	20,000	(624)
4313,SWAP, USD 1 / (USD 0), :CDXIG16	6/20/2016	20,000	(151)
4347,SWAP, USD 1 / (USD 0), :31359MEL3	6/20/2016	20,000	(151)
4350,SWAP, USD 1 / (USD 0), :US020002AH4	9/20/2016	10,000	(3)
4351,SWAP, USD 1 / (USD 0), :US89417EAF60	9/20/2016	10,000	(9)
4381,SWAP, USD 1 / (USD 0), :912803DP5	6/20/2016	20,000	(151)
4382,SWAP, USD 1 / (USD 0), :912803DP5	6/20/2016	20,000	(151)
4387,SWAP, USD 1 / (USD 0), :912803DP5	6/20/2016	26,000	(196)
4401,SWAP, USD 1 / (USD 0), :CDX IG 17	12/20/2016	20,000	(189)
4402,SWAP, USD 1 / (USD 0), :CDX IG 17	12/20/2016	20,000	(189)
4404,SWAP, USD 1 / (USD 0), :CDX IG 17	12/20/2016	20,000	(189)
4414,SWAP, USD 1 / (USD 0), :US149123BM26	12/20/2016	20,000	(424)
4421,SWAP, USD 1 / (USD 0), :US80605AE11	12/20/2016	20,000	279
3066,SWAP, USD 0.41 / (USD 0), :459200BA8	6/18/2014	40,000	171
3249,SWAP, USD 0.39 / (USD 0), :539830AE9	3/20/2012	17,000	(0)
3251,SWAP, USD 0.38 / (USD 0), :666807AT9	3/20/2012	13,000	4

		$1,306,000	$(9,354)

At December 31, 2011, the Company had written options with a fair value of $0 and average fair value for the year of $(32). At December 31, 2010, the Company had written options with a fair value of $(462) and average fair value for the year of $(425). The Company had no realized gains or losses for the years ended December 31, 2011 and 2010 related to these options.

At December 31, 2011, the Company had credit default swaps linked to collateralized debt obligations with a fair value of $(11,786) and average fair value for the year of $(10,682). At December 31, 2010, the Company had credit default swaps linked to collateralized debt obligations with a fair value of $(4,600) and average fair value for the year of $(4,600). The Company had no realized gains or losses for the years ended December 31, 2011 and 2010 related to these credit default swaps.

71

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2011 and 2010, the Company’s outstanding financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2011	2010
Interest rate and currency swaps:
Receive floating—pay floating	$1,592,865	$2,038,837
Receive fixed—pay floating	12,082,972	12,288,402
Receive floating—pay fixed	4,052,254	4,848,678
Receive fixed—pay fixed	732,548	129,098

The Company recognized net realized gains (losses) from futures contracts in the amount of $147,183, $(120,396) and $(180,328) for the years ended December 31, 2011, 2010 and 2009, respectively.

Open futures contracts at December 31, 2011 and 2010, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2011

Short	(2,073)	S&P 500 March 2012 Futures	$(639,474)	$(649,159)
Long	13,040	US Ultra Bond March 2012 Futures	2,055,916	2,085,177

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2010

Short	(1,190)	S&P 500 March 2011 Futures	$(366,683)	$(372,767)
Long	4,950	US Ultra Bond March 2011 Futures	646,816	629,095

At December 31, 2011 and 2010, investments with an aggregate carrying value of $38,140,830 and $44,885,204, respectively, were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities, as required by statute.

72

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2011	2010	2009
Direct premiums	$13,297,032	$10,763,441	$12,709,931
Reinsurance assumed—non affiliates	1,710,756	1,652,588	1,612,150
Reinsurance assumed—affiliates	222,283	427,231	196,638
Reinsurance ceded—non affiliates	(6,259,014)	(1,042,739)	(1,130,902)
Reinsurance ceded—affiliates	892,999	(2,635,402)	(5,287,685)

Net premiums earned	$9,864,056	$9,165,119	$8,100,132

The Company received reinsurance recoveries in the amount of $2,756,316, $2,580,994 and $2,360,201 during 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $705,476 and $429,355, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2011 and 2010 of $40,233,402 and $38,345,117, respectively.

The net amount of the reduction in surplus at December 31, 2011 and 2010, if all reinsurance agreements were cancelled, is $231,604 and $18,827, respectively.

On April 26, 2011, AEGON N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of AEGON N.V.’s U.S. and international affiliates, all of which remain AEGON N.V. affiliates following the closing, except for Transamerica International

73

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the second, third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $3,337,294 which was included in the statement of operations, and a net of tax gain of $2,694,506 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings. Additional information surrounding these transactions is outlined below.

During the second quarter of 2011, the Company recaptured business that was previously reinsured on various bases to affiliates. The Company paid recapture consideration of $320,103, released the associated funds withheld liability of $13,808,943, recaptured reserves of $15,167,234, recaptured other net assets of $26,634 and released a prior deferred gain related to the initial transactions in the amount of $295,083, resulting in a pre-tax loss of $1,356,677, which has been included the statement of operations. The Company amortized $10,044 prior to the recaptures in 2011 and $4,978 in 2010 of the original gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. Additionally, another affiliate recaptured certain business that had been previously reinsured by the Company on a coinsurance basis. The Company received recapture consideration of $14,200, released assets of $16,678 and released reserves of $16,685, resulting in a pre-tax gain of $14,207, which has been included in the statement of operations.

Subsequently, also effective during the second quarter of 2011, the Company ceded a portion of the recaptured business above to an affiliate on a coinsurance and coinsurance funds withheld bases. The Company received an initial ceding commission of $40,097, established a funds withheld liability of $11,674,680, released reserves of $12,982,528, transferred other net assets of $364,305 and released an after-tax IMR liability in the amount of $146,227, resulting in a net of tax gain on the transactions in the amount of $785,593, which has been credited directly to unassigned surplus. During 2011, the Company has amortized $27,742 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. Also effective during the second quarter of 2011, the Company ceded a portion of the recaptured business above to a non-affiliate on a coinsurance basis. The Company paid an initial reinsurance premium of $1,486,693 and ceding commission of $21,270, released reserves and other liabilities of $1,486,692 and released an after-tax IMR liability associated with the block of business in the amount of $50,453, resulting in a net of tax gain on the transaction in the amount of $36,627, which has been credited directly to unassigned surplus. During 2011, the Company has amortized $1,888 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

74

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

During the last half of 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to two affiliates. The Company received recapture consideration of $243,415, recaptured reserves of $2,168,882, recaptured other assets of $72,124 and released a prior deferred gain related to the initial transactions in the amount of $861,479, resulting in a pre-tax loss of $991,864, which has been included in the statement of operations. The Company also recaptured business from a non-affiliate in a similar transaction. The Company paid recapture consideration of $734,171, recaptured reserves of $335,286 and recaptured other net assets of $51,045, resulting in a pre-tax loss of $1,018,412, which has been included in the statement of operations.

Subsequently, during the last half of 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a reinsurance premium of $273,178, received an initial ceding commission of $79,841, released reserves of $3,146,859, transferred other assets in the amount of $76,768 and released an after-tax IMR liability associated with the block of business in the amount of $33,567, resulting in a net of tax gain on the transaction of $1,903,457, which has been credited directly to unassigned surplus. The Company has amortized $1,541 of the deferred gains related to the divestiture of the Transamerica Reinsurance operations to a non-affiliate into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divesture of the Transamerica Reinsurance operations from several AEGON N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divesture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $80,301, where the counterparty’s net reserves ceded exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

Effective September 30, 2011, the Company recaptured business previously coinsured to an affiliate. The Company received recapture consideration of $180,000, recaptured reserves of $1,681,459 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $710,014, resulting in a pre-tax loss of $791,445, which has been included in the statement of operations. Subsequently, the Company reinsured this business, along with additional business, to a new affiliate on

75

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

a coinsurance funds withheld basis. The Company established a funds withheld liability of $165,918 and released reserves of $1,714,045, resulting in a net of tax gain of $1,006,283, which has been credited directly to unassigned surplus. During 2011, the Company amortized $146 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective December 31, 2011, the Company recaptured business that was previously reinsured on a coinsurance funds withheld basis to a non-affiliate. The Company released the associated funds withheld liability of $6,689 and recaptured reserves of $13,812, resulting in a pre-tax loss of $7,123 which has been included in the statement of operations. Subsequently, the Company ceded that business, as well as additional in force business written and assumed by the Company and all new policies issued thereafter, on a coinsurance funds withheld basis to an affiliate. The Company established a funds withheld liability of $19,899 and released reserves of $34,659, resulting in a net of tax gain of $9,594, which has been credited directly to unassigned surplus.

Effective December 1, 2011, the Company recaptured a portion of a block of business that was previously reinsured on a coinsurance funds withheld basis to an affiliate. The Company received recapture consideration of $5,885, released the associated funds withheld liability of $2,518,729 and recaptured reserves of $2,511,973, resulting in a pre-tax gain of $12,641, which has been included in the statement of operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $32,190, which included the recapture of IMR gains in the amount of $46,156 on an after-tax basis. Subsequently, on December 16, 2011, the Company ceded a portion of this business to a non-affiliate on a coinsurance basis. The Company paid a ceding commission of $19,537, transferred other assets in the amount of $2,497,844, released reserves of $2,497,844 and released an after-tax IMR liability associated with the block of business in the amount of $115,729, resulting in a net of tax gain in the amount of $103,030, which has been credited directly to unassigned surplus. During 2011, the Company has amortized $309 (net of tax) of this gain into earnings with a corresponding charge to unassigned surplus.

Effective December 16, 2011, the Company reinsured medium term notes to a non-affiliate on a coinsurance basis. The Company paid a ceding commission of $8,000, transferred other assets in the amount of $600,594 and released reserves of the same amount, resulting in a pre-tax loss of $8,000, which has been included in the statement of operations.

Effective December 31, 2010, the Company entered into a reinsurance agreement with an affiliate to assume on a 100% quota share basis a block of variable universal life business

76

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

on a modified coinsurance basis. Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets. The Company paid consideration of $193,000, resulting in a pre-tax loss of $193,000 which was included in the statement of operations.

During 2010, the Company entered into assumption reinsurance agreements in which the Company ceded group annuity and accident and health policies to an affiliate. Reserves of $71,040 were ceded, net assets in the amount of $83,170 were transferred and $12,118 consideration was paid. This transaction resulted in a net pre-tax loss to the Company of $24,248, which has been reflected in the statement of operations, as this transaction was deemed economic.

During 2010, the Company entered into assumption reinsurance agreements in which the Company assumed term life policies from an affiliate. Life and claim reserves of $56,845 and $8,004, respectively, and other assets of $5,539 were assumed by the Company. The Company received consideration of $5,897. This transaction resulted in a net pre-tax loss to the Company of $53,413, which was reclassified to the balance sheet and presented as goodwill, as this transaction was deemed economic. The goodwill was to be amortized into operations over the period in which the Company benefits economically, not to exceed 10 years. Amortization of goodwill for the year ended December 31, 2010 was $2,651. This business was a component of the business that was moved as a result of the divesture of the Transamerica Reinsurance operations to SCOR, effective August 9, 2011. As a result, the goodwill associated with this business was fully written off in 2011.

Effective December 31, 2008, the Company ceded certain term life business to an affiliate on a funds withheld basis. Life and claim reserves of $505,004 and $6,874, respectively were released and the Company established other reserves of $28,680. The net of tax gain of $314,079 resulting from this transaction was credited directly to unassigned surplus. During the first quarter of 2010 and during 2009, the Company amortized $6,969 and $11,425, respectively, on a net of tax basis of this gain back into earnings. Effective April 1, 2010, the Company recaptured these term life insurance policies from the affiliate. Life and claim reserves of $484,646 and $3,108, respectively, were assumed along with other net assets of $24,933, resulting in a pre-tax loss of $462,821 which was recognized in the statement of operations. With the recapture of this business, the previously deferred gain associated with the original July 1, 2009 cession to the affiliate was released into the statement of operations in the amount of $454,900 ($295,685 after-tax).

Subsequent to the recapture and also effective April 1, 2010, the Company entered into an indemnity reinsurance agreement to cede the same block of term life insurance

77

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

policies to another affiliate on a coinsurance basis. The Company released life and claim reserves of $484,646 and $3,108, respectively, and other net assets of $24,933, resulting in a net of tax gain of $300,833, which was deferred directly into unassigned surplus. During 2010, the Company amortized $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2009, and concurrent with the merger of CGC into TPIC, the Company recaptured universal life business secondary guarantee reserves previously ceded to CGC, an affiliate. As a result, a pre-tax loss of $129,005 was included in the statement of operations. The remaining unamortized gain on a pre-tax basis that resulted from the initial ceding transaction to CGC that had been credited directly to unassigned surplus was released into earnings in the amount of $82,288.

Subsequently, effective July 1, 2009, the Company ceded the same block of universal life business plus additional universal life policies (2009 new issues) to TPIC under a coinsurance agreement. The pre-tax gain of $184,918 resulting from this transaction was credited directly to unassigned surplus.

Also effective July 1, 2009, the Company ceded certain term life business to TPIC on a coinsurance basis. The net pre-tax gain of approximately $36,489 resulting from this transaction was credited directly to unassigned surplus.

Also effective July 1, 2009, the Company amended a reinsurance agreement with TPIC to change a term agreement from a coinsurance funds withheld treaty to a straight coinsurance treaty. Assets of $58,394 were transferred to TPIC, and the Company released the funds withheld liability of a like amount. There was no earnings impact of this treaty amendment.

The Company entered into an indemnity reinsurance agreement with MLIC, an affiliate, effective July 1, 2009 in which the Company agreed to cede on a coinsurance basis fixed deferred annuities issued under selected plans. The initial consideration paid was $3,474,331, the initial ceding allowance received was $13,677 and reserves ceded were $3,474,331. In addition, an interest maintenance reserve of $15,469 was transferred to MLIC, resulting in a pre-tax gain of $29,146 on the transaction, which was credited directly to unassigned surplus. During 2010 and 2009, the Company amortized $3,765 and $1,895, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective June 30, 2009, the Company entered into an indemnity reinsurance agreement with Global Preferred Re Limited, an affiliate, to cede on a 90% quota share basis the net

78

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

liabilities associated with certain of the Company’s deferred fixed annuity products issued on or after April 1, 2009 on a coinsurance funds withheld basis.

Effective January 1, 2009, the Company terminated and recaptured a block of US credit life and credit disability business that had been reinsured from LIICA, which merged into the Company effective October 2, 2008, to an affiliate, Canadian Premier Life insurance Company (CPLIC). The Company paid CPLIC a recapture fee of $2,564. In addition, the unamortized pre-tax gain held by the Company in unassigned surplus resulting from the original insurance transaction was released into income in the amount of $2,910 ($1,892 on a net of tax basis).

The Company entered into an assumption reinsurance agreement with MLIC effective September 30, 2008. The Company was the issuer of a series of corporate-owned life insurance policies issued to LIICA. The assumption reinsurance transaction resulted in the Company novating all liabilities arising under these policies to MLIC. The Company ceded reserves of $138,025 and paid consideration of $125,828. The Company recorded a liability of $12,197 within the remittances line related to this transaction. The Company amortized $1,073, $1,019 and $1,201 of the liability in 2011, 2010 and 2009, respectively.

During 2011, 2010 and 2009, the Company amortized deferred gains from reinsurance transactions occurring prior to 2009 of $24,955, $54,531 and $34,132, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

TLB acquired the direct liability to the policyholder through a court order from the Hong Kong Special Administrative Region Court, effective December 31, 2006, for most of the business issued from TOLIC’s branch in Hong Kong. TLB also acquired the direct liability to the policyholder through a court order from the High Court of the Republic of Singapore, effective December 31, 2006 for all business issued from TOLIC’s branch in Singapore. The novation of the contracts was approved by the Iowa Insurance Department and all policyholder liabilities were transferred to TLB. All balances assumed by TLB were reflected as direct adjustments to the balance sheet. As the transfer occurred between affiliated companies no gain or loss was recognized, and the difference between the assets transferred and the statutory liabilities assumed in the amount of $78,993 was recorded as goodwill and will be amortized into operations over the life of the business, not to exceed ten years. Goodwill in the amount of $8,053, $8,335 and $8,642 was amortized during 2011, 2010 and 2009, respectively, related to this transaction. TLB is valued on a U.S. statutory basis and includes a deferred gain liability of a similar amount to the goodwill reflected in the financials of the Company.

79

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

During 2001, TOLIC novated certain traditional life insurance contracts to TFLIC, an affiliate of the Company, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by TFLIC will be passed through to the Company as an experience rated refund. TOLIC recorded a deferred liability of $14,334 as a result of this transaction, which has been fully amortized at December 31, 2010. The accretion of the deferred liability was $1,433 for 2010 and 2009.

The Company reports a reinsurance deposit receivable of $156,620 and $146,715 as of December 31, 2011 and 2010, respectively. In 1996, TOLIC entered into a reinsurance agreement with an unaffiliated company where, for a net consideration of $59,716, TOLIC ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, Reinsurance Deposit Accounting, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception.

During 2011, 2010 and 2009, the Company obtained letters of credit of $841,411, $804,032 and $727,996, respectively, for the benefit of affiliated and nonaffiliated companies that have reinsured business to the Company where the ceding company’s state of domicile does not recognize the Company as an authorized reinsurer.

7. Income Taxes

The net deferred income tax asset at December 31, 2011 and 2010 and the change from the prior year are comprised of the following components:

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,195,054	$426,364	$1,621,418
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,195,054	426,364	1,621,418
Deferred Tax Liabilities	329,726	162,421	492,147

Subtotal (Net Deferred Tax Assets)	865,328	263,943	1,129,271
Deferred Tax Assets Nonadmitted	412,663	—	412,663

Net Admitted Deferred Tax Assets	$452,665	$263,943	$716,608

80

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31, 2010
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$1,092,703	$450,875	$1,543,578
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	1,092,703	450,875	1,543,578
Deferred Tax Liabilities	340,498	153,083	493,581

Subtotal (Net Deferred Tax Assets)	752,205	297,792	1,049,997
Deferred Tax Assets Nonadmitted	257,589	—	257,589

Net Admitted Deferred Tax Assets	$494,616	$297,792	$792,408

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$102,351	$(24,511)	$77,840
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	102,351	(24,511)	77,840
Deferred Tax Liabilities	(10,772)	9,338	(1,434)

Subtotal (Net Deferred Tax Assets)	113,123	(33,849)	79,274
Deferred Tax Assets Nonadmitted	155,074	—	155,074

Net Admitted Deferred Tax Assets	$(41,951)	$(33,849)	$(75,800)

81

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2011	2010	Change
Ordinary
Discounting of unpaid losses	$3,007	$2,515	$492
Policyholder reserves	455,136	300,047	155,089
Investments	89,412	71,214	18,198
Deferred acquisition costs	532,831	578,542	(45,711)
Compensation and benefits accrual	24,149	28,548	(4,399)
Receivables—nonadmitted	23,090	26,307	(3,217)
Corporate provision	2,295	44,634	(42,339)
Assumption reinsurance	18,968	—	18,968
Other (including items <5% of ordinary tax assets)	46,166	40,896	5,270

Subtotal	1,195,054	1,092,703	102,351

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	412,663	257,589	155,074

Admitted ordinary deferred tax assets	782,391	835,114	(52,723)

Capital:
Investments	426,364	450,875	(24,511)

Subtotal	426,364	450,875	(24,511)

Admitted deferred tax assets	$1,208,755	$1,285,989	$(77,234)

	Year Ended December 31
	2011	2010	Change
Deferred Tax Liabilities:
Ordinary
Investments	$144,993	$118,738	$26,255
§807(f) adjustment	61,737	71,810	(10,073)
Excess capital to offset ordinary	104,004	—	104,004
Separate account adjustments	17,572	—	17,572
Other (including items <5% of total ordinary tax liabilities)	1,420	10,171	(8,751)

Subtotal	329,726	200,719	129,007
Capital
Investments	265,968	278,967	(12,999)
Excess capital to offset ordinary	(104,003)	—	(104,003)
Other (including items <5% of total capital tax liabilities)	456	13,895	(13,439)

Subtotal	162,421	292,862	(130,441)

Deferred tax liabilities	492,147	493,581	(1,434)

Net deferred tax assets/liabilities	$716,608	$792,408	$(75,800)

82

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company did not report a valuation allowance for deferred income taxes as of December 31, 2011 or 2010.

As discussed in Note 1, the Company has elected to admit deferred tax assets pursuant to SSAP No. 10R, paragraph 10.e. for the 2011 and 2010 reporting periods. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 10R is as follows:

	December 31, 2011
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$129,055	$75,788	$204,843
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and
10.b.ii. below)	36,215	42,981	79,196
SSAP No. 10R, Paragraph 10.b.i.	36,215	42,981	79,196
SSAP No. 10R, Paragraph 10.b.ii.	213,465	253,349	466,814
SSAP No. 10R, Paragraph 10.c.	226,178	265,969	492,147

Total	$391,448	$384,738	$776,186

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$141,807	$154,653	$296,460
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and
10.e.ii.b. below)	310,858	109,291	420,149
SSAP No. 10R, Paragraph 10.e.ii.a.	310,858	109,291	420,149
SSAP No. 10R, Paragraph 10.e.ii.b.	518,077	182,144	700,221
SSAP No. 10R, Paragraph 10.e.iii.	329,726	162,420	492,146

Total	$782,391	$426,364	$1,208,755

83

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		December 31, 2010
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$140,068	$95,031	$235,099
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	—	2,386	2,386
SSAP No. 10R, Paragraph 10.b.i.	—	2,386	2,386
SSAP No. 10R, Paragraph 10.b.ii.	—	457,414	457,414
SSAP No. 10R, Paragraph 10.c.	200,719	292,862	493,581

Total	$340,787	$390,279	$731,066

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$52,010	$196,472	$248,482
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	442,606	101,320	543,926
SSAP No. 10R, Paragraph 10.e.ii.a.	442,606	101,320	543,926
SSAP No. 10R, Paragraph 10.e.ii.b.	558,314	127,807	686,121
SSAP No. 10R, Paragraph 10.e.iii.	340,498	153,083	493,581

Total	$835,114	$450,875	$1,285,989

84

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

		Change
	Ordinary	Capital	Total
Admission Calculation Components
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
SSAP No. 10R, Paragraph 10.a.	$(11,013)	$(19,243)	$(30,256)
SSAP No. 10R, Paragraph 10.b.
(the lesser of paragraph 10.b.i. and 10.b.ii. below)	36,215	40,595	76,810
SSAP No. 10R, Paragraph 10.b.i.	36,215	40,595	76,810
SSAP No. 10R, Paragraph 10.b.ii.	213,465	(204,065)	9,400
SSAP No. 10R, Paragraph 10.c.	25,459	(26,893)	(1,434)

Total	$50,661	$(5,541)	$45,120

Admission Calculation Components
SSAP No. 10R, Paragraph 10.e.:
SSAP No. 10R, Paragraph 10.e.i.	$89,797	$(41,819)	$47,978
SSAP No. 10R, Paragraph 10.e.ii.
(the lesser of paragraph 10.e.ii.a and 10.e.ii.b. below)	(131,748)	7,971	(123,777)
SSAP No. 10R, Paragraph 10.e.ii.a.	(131,748)	7,971	(123,777)
SSAP No. 10R, Paragraph 10.e.ii.b.	(40,237)	54,337	14,100
SSAP No. 10R, Paragraph 10.e.iii.	(10,772)	9,337	(1,435)

Total	$(52,723)	$(24,511)	$(77,234)

•	10.a. – Federal income taxes paid in prior year that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year
•	10.b.i. – Adjusted gross DTAs, after the application of 10.a., expected to be realized within one year
•	10.b.ii. – 10% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.c. – Adjusted gross DTAs, after the application of 10.a. and 10.b., that can be offset against gross DTLs after considering the character of the DTAs and DTLs
•

10.d. – If the reporting entity’s financial statements and risk-based capital (RBC) calculated using an admitted adjusted gross DTA as the sum of 10.a., 10.b. and 10.c. results in the Company’s RBC level being above the maximum RBC level where an action level could occur as a result of the trend test (i.e., 250%); then the Company may elect to admit a higher amount of adjusted gross DTAs as calculated in paragraph 10.e.

•

10.e.i. – Federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with IRS tax loss carryback provisions, not to exceed three years

•	10.e.ii.(a) – Adjusted gross DTAs, after the application of 10.e.i, expected to be realized within three years
•	10.e.ii.(b) – 15% of adjusted statutory capital and surplus as shown on most recently filed statement
•	10.e.iii. – Adjusted gross DTAs, after the application of 10.e.i. and 10.e.ii., that can be offset against DTLs after considering the character of the DTAs and DTLs

85

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Total increased admitted adjusted gross DTA’s as the result of the application of paragraph 10.e. SSAP No. 10R:

	000000000	000000000	000000000
		December 31, 2011
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$390,942	$41,626	$432,568

		December 31, 2010
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$494,327	$60,596	$554,923

		Change
	Ordinary	Capital	Total
Total increased admitted deferred tax asset	$(103,385)	$(18,970)	$(122,355)

Used in SSAP No. 10R, paragraph 10.d.:

	0000000000	0000000000	0000000000
		December 31, 2011
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$5,601,584
Authorized Control Level	XXX	XXX	649,246

		December 31, 2010
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$4,667,170
Authorized Control Level	XXX	XXX	636,411

		Change
	Ordinary	Capital	Total
Total Adjusted Capital	XXX	XXX	$934,414
Authorized Control Level	XXX	XXX	12,835

86

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	$000,000,000.00	$000,000,000.00	$000,000,000.00
		December 31, 2011
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$391,448	$384,738	$776,186
Admitted Assets	XXX	XXX	102,285,727
Adjusted Statutory Surplus*	XXX	XXX	4,689,074
Total Adjusted Capital from DTAs	XXX	XXX	5,601,584

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$390,942	$41,626	$432,568
Admitted Assets	390,942	41,626	432,568
Statutory Surplus	390,942	41,626	432,568

		December 31, 2010
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$340,787	$390,279	$731,066
Admitted Assets	XXX	XXX	106,331,752
Adjusted Statutory Surplus*	XXX	XXX	3,743,200
Total Adjusted Capital from DTAs	XXX	XXX	4,667,170

Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$494,327	$60,596	$554,923
Admitted Assets	494,327	60,596	554,923
Statutory Surplus	494,327	60,596	554,923

		Change
	Ordinary	Capital	Total
SSAP No. 10R, Paragraphs 10.a., 10.b. and 10.c.:
Admitted Deferred Tax Assets	$50,661	$(5,541)	$45,120
Admitted Assets	XXX	XXX	(4,046,025)
Adjusted Statutory Surplus*	XXX	XXX	945,874
Total Adjusted Capital from DTAs	XXX	XXX	934,414
Increases due to SSAP No. 10R, Paragraph 10.e.:
Admitted Deferred Tax Assets	$(103,385)	$(18,970)	$(122,355)
Admitted Assets	(103,385)	(18,970)	(122,355)
Statutory Surplus	(103,385)	(18,970)	(122,355)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R, paragraph 10.b.ii.

•	XXX denotes breakout between ordinary and capital is not applicable to this information.

87

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The impact of tax planning strategies at December 31, 2011 and 2010 was as follows:

	December 31, 2011
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	7%	19%	26%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	15%	44%	59%

	December 31, 2010
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	7%	7%	14%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	14%	13%	27%

		Change
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	12%	12%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	1%	31%	32%

88

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Current income taxes incurred consist of the following major components:

	$ 00,000.000	$ 00,000.000	$ 00,000.000
	Year Ended December 31
	2011	2010	Change
Federal	$(174,039)	$(268,109)	$94,070
Foreign	(879)	(2,119)	1,240

Subtotal	(174,918)	(270,228)	95,310

Federal income tax on net capital gains	185,043	450,184	(265,141)

Federal and foreign income taxes incurred	$10,125	$179,956	$(169,831)

	Year Ended December 31
	2010	2009	Change
Federal	$(268,109)	$(104,925)	$(163,184)
Foreign	(2,119)	(17)	(2,102)

Subtotal	(270,228)	(104,942)	(165,286)

Federal income tax on net capital gains	450,184	(235,951)	686,135

Federal and foreign income taxes incurred	$179,956	$(340,893)	$520,849

89

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2011	2010	2009
Current income taxes incurred	$10,125	$179,956	$(340,893)
Change in deferred income taxes	(136,907)	126,689	251,128
(without tax on unrealized gains and losses)

Total income tax reported	$(126,782)	$306,645	$(89,765)

Income before taxes	$(2,260,735)	$1,443,732	$(523,918)
	35.00%	35.00%	35.00%

Expected income tax (benefit) expense at 35% statutory rate	$(791,257)	$505,306	$(183,371)
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(31,014)	(27,413)	(23,617)
Tax credits	(62,184)	(57,815)	(61,814)
Tax-exempt income	(276)	(90)	(605)
Tax adjustment for IMR	(133,408)	(1,513)	(1,213)
Surplus adjustment for in force ceded	863,606	(22,522)	25,009
Nondeductible expenses	8,166	3,213	3,626
Deferred tax benefit on other items in surplus	(15,569)	35,989	14,424
Provision to return	1,525	(5,730)	(25,350)
Life-owned life insurance	(3,786)	(3,741)	(4,051)
Dividends from certain foreign corporations	331	374	448
Statutory valuation allowance	—	(81,188)	81,188
Prior period adjustment	(26,684)	(57,775)	68,049
Pre-tax income of Single Member Limited Liability Companies (SMLLC's)	25,763	32,281	16,027
Intercompany dividends	(11,653)	(11,620)	(256)
Partnership permanent adjustment	2,290	2,402	2,526
Transfer of basis	51,597	—	—
Other	(4,229)	(3,513)	(785)

Total income tax reported	$(126,782)	$306,645	$(89,765)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax

90

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2011.

As of December 31, 2011 and 2010, the Company had no tax credit carryforwards. As of December 31, 2011 and 2010, the Company had no operating loss or capital loss carryforwards available for tax purposes.

The Company incurred income taxes of $71,382 and $225,077 during 2011 and 2010, respectively, which will be available for recoupment in the event of future net losses. The Company did not incur income taxes during 2009 which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2011 and 2010 is $1,178 and $44,265, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $1,178. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2011, 2010 and 2009 is ($3,883), ($12,048) and $5,088, respectively. The total interest payable balance as of December 31, 2011 and 2010 is $1,197 and $9,830, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

91

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted approximately 0.06% of ordinary life insurance in force at December 31, 2011 and 2010.

For the years ended December 31, 2011, 2010 and 2009, premiums for life participating policies were $17,183, $18,274 and $21,721, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $9,496, $10,074 and $11,010 to policyholders during 2011, 2010 and 2009, respectively, and did not allocate any additional income to such policyholders.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2011
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$1,756,726	$82,332	$—	$1,839,058	2%
At book value less surrender charge of 5% or more	3,561,563	—	—	3,561,563	5
At fair value	77,738	—	33,124,204	33,201,942	44

Total with adjustment or at fair value	5,396,027	82,332	33,124,204	38,602,563	51
At book value without adjustment (minimal or no charge or adjustment)	19,838,059	—	—	19,838,059	26
Not subject to discretionary withdrawal provision	17,057,943	66,860	34,803	17,159,606	23

Total annuity reserves and deposit liabilities	42,292,029	149,192	33,159,007	75,600,228	100%

Less reinsurance ceded	19,243,486	—	—	19,243,486

Net annuity reserves and deposit liabilities	$23,048,543	$149,192	$33,159,007	$56,356,742

92

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	December 31 2010
	Amount	Percent
Subject to discretionary withdrawal
With fair value adjustment	$2,074,251	3%
At book value less surrender charge of 5% or more	11,051,155	15
At fair value	30,171,132	41

Total with adjustment or at fair value	43,296,538	59
At book value without adjustment (minimal or no charge or adjustment)	13,913,541	19
Not subject to discretionary withdrawal provision	16,081,041	22

Total annuity reserves and deposit liabilities	73,291,120	100%

Less reinsurance ceded	18,062,445

Net annuity reserves and deposit liabilities	$55,228,675

Included in the liability for deposit-type contracts at December 31, 2011 and 2010 are $287,687 and $413,274, respectively, of funding agreements issued by an affiliate to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2011, the contractual maturities were as follows:

Year	Amount
2012	$54,310
2013	—
2014	233,377
2015	—
2016	—
Thereafter	—

93

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company’s liability for deposit-type contracts includes GIC’s and funding agreements assumed from MLIC. The liabilities assumed are $1,721,235 and $1,896,737 at December 31, 2011 and 2010, respectively.

Certain separate and variable accounts held by the Company relate to individual variable life insurance policies. The benefits provided on the policies are determined by the performance and/or fair value of the investments held in the separate account. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. The assets of these separate accounts are carried at fair value. The life insurance policies typically provide a guaranteed minimum death benefit.

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with fair value changes are borne entirely by the policyholder.

94

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2011, 2010 and 2009 is as follows:

	Guaranteed Indexed		Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$		$226	$9,994	$9,381,447	$9,391,667

Reserves for separate accounts as of December 31, 2011 with assets at:
Fair value		$—	$20,144	$46,716	$38,480,821	$38,547,681
Amortized cost		—	610,951	—	—	610,951

Total as of December 31, 2011		$—	$631,095	$46,716	$38,480,821	$39,158,632

Reserves for separate accounts by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal:
With fair value adjustment		$—	$82,332	$—	$—	$82,332
At fair value		—	—	—	38,446,018	38,446,018
At book value without fair value adjustment and with current surrender charge of less than 5%		—	528,619	—	—	528,619

Subtotal		—	610,951	—	38,446,018	39,056,969
Not subject to discretionary withdrawal		—	20,144	46,716	34,803	101,663

Total separate account liabilities at December 31, 2011		$—	$631,095	$46,716	$38,480,821	$39,158,632

95

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$14,373	$12,735	$6,368,599	$6,395,707

Reserves for separate accounts as of December 31, 2010 with assets at:
Fair value	$—	$18,416	$45,818	$35,632,948	$35,697,182
Amortized cost	—	589,789	—	—	589,789

Total as of December 31, 2010	$—	$608,205	$45,818	$35,632,948	$36,286,971

Reserves for separate accounts by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$80,801	$—	$—	$80,801
At fair value	—	—	—	35,595,332	35,595,332
At book value without fair value adjustment and with current surrender charge of less than 5%	—	508,989	—	—	508,989

Subtotal	—	589,790	—	35,595,332	36,185,122
Not subject to discretionary withdrawal	—	18,415	45,818	37,616	101,849

Total separate account liabilities at December 31, 2010	$—	$608,205	$45,818	$35,632,948	$36,286,971

96

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2009	$—	$25,111	$11,535	$4,277,875	$4,314,521

Reserves for separate accounts as of December 31, 2009 with assets at:
Fair value	$—	$23,701	$43,846	$30,630,714	$30,698,261
Amortized cost	—	564,835	—	—	564,835

Total as of December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

Reserves for separate accounts by withdrawal characteristics as of December 31, 2009:
Subject to discretionary withdrawal:
With fair value adjustment	$—	$76,570	$—	$—	$76,570
At fair value	—	—	—	30,630,714	30,630,714
At book value without fair value adjustment and with current surrender charge of less than 5%	—	488,265	—	—	488,265

Subtotal	—	564,835	—	30,630,714	31,195,549
Not subject to discretionary withdrawal	—	23,701	43,846	—	67,547

Total separate account liabilities at December 31, 2009	$—	$588,536	$43,846	$30,630,714	$31,263,096

97

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2011	2010	2009
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$9,383,003	$6,369,429	$4,414,472
Transfers from separate accounts	(4,988,224)	(4,622,672)	(2,297,193)

Net transfers to separate accounts	4,394,779	1,746,757	2,117,279
Miscellaneous reconciling adjustments	(35,095)	(82,626)	(108,116)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$4,359,684	$1,664,131	$2,009,163

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2011 and 2010, the Company’s separate account statement included legally insulated assets of $41,472,571 and $38,370,952, respectively. The assets legally insulated from general account claims at December 31, 2011 and 2010 are attributed to the following products:

	2011	2010
Group annuities	$13,431,208	$12,233,633
Variable annuities	21,175,176	18,848,339
Fixed universal life	593,065	555,267
Variable universal life	6,019,780	6,472,224
Variable life	158,187	173,383
Modified separate accounts	95,155	88,106

Total separate account assets	$41,472,571	$38,370,952

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2011 and 2010, the general account of the Company had a maximum guarantee for separate account liabilities of $2,870,835 and $1,954,169, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $124,016 and $107,662 to the general account in 2011 and 2010, respectively. As of December 31, 2011 and 2010, the general account of

98

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

the Company had paid $28,556 and $76,405, respectively, toward separate account guarantees.

At December 31, 2011 and 2010, the Company reported guaranteed separate account assets at amortized cost in the amount of $76,385 and $68,840, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $78,032 and $71,653 at December 31, 2011 and 2010, respectively, which would have resulted in an unrealized gain of $1,647 and $2,813, respectively, had these assets been reported at fair value.

At December 31, 2011 and 2010, the Company reported additional separate account assets at amortized cost in the amount of $539,980 and $505,926, respectively, due to a practice prescribed by the State of Iowa, as discussed in Note 2. These assets had a fair value of $580,896 and $528,910 at December 31, 2011 and 2010, respectively, which would have resulted in an unrealized gain of $40,916 and $22,984, respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) amount, but not less than the standard scenario amount (SSA). The Company reported an increase in reserves and a decrease in net income of $17,571 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

99

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2011 and 2010, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2011
Minimum guaranteed death benefit	$8,216,929	$699,903	$620,534
Minimum guaranteed income benefit	5,564,562	2,886,163	2,364,909
Guaranteed premium accumulation fund	151,702	13,223	—
Minimum guaranteed withdrawal benefit	12,501,566	43,089	3,445

December 31, 2010
Minimum guaranteed death benefit	$9,490,182	$1,177,396	$864,478
Minimum guaranteed income benefit	5,577,295	849,211	800,705
Guaranteed premium accumulation fund	136,292	10,717	—
Minimum guaranteed withdrawal benefit	9,433,267	960	960

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2011 and 2010, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2011
Life and annuity:
Ordinary first-year business	$5,227	$244	$4,983
Ordinary renewal business	586,196	4,737	581,459
Group life business	17,545	2,251	15,294
Credit life business	1,175	—	1,175
Reinsurance ceded	(492,439)	—	(492,439)

	117,704	7,232	110,472
Accident and health	20,711	–	20,711

	$138,415	$7,232	$131,183

100

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

	Gross	Loading	Net
December 31, 2010
Life and annuity:
Ordinary first-year business	$14,252	$479	$13,773
Ordinary renewal business	482,857	7,405	475,452
Group life business	9,163	2,132	7,031
Credit life business	(8,524)	—	(8,524)
Reinsurance ceded	(288,150)	—	(288,150)

	209,598	10,016	199,582
Accident and health	24,304	—	24,304

	$233,902	$10,016	$223,886

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2011 and 2010, the Company had insurance in force aggregating $119,164,169 and $465,525,557, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $817,479 and $907,228 to cover these deficiencies at December 31, 2011 and 2010, respectively.

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its shareholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (b) the Company’s statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2012, without the prior approval of insurance regulatory authorities, is $512,164.

101

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

Prior to merging into the Company during 2009, IFLIC was partially owned by unaffiliated participating common shareholders. At December 31, 2008, IFLIC had 3,000 participating common shares authorized and 1,500 shares issued and outstanding. Participating shareholders’ surplus is segregated from unassigned surplus on the balance sheet to disclose the surplus required by mandatory participating voting common stock redemption provisions of the Company bylaws. At December 31, 2008, IFLIC had Participating shareholders’ surplus of $378. Participating common shareholders were redeemed for cash consideration of $421 during 2009 prior to the merger of IFLIC into the Company, resulting in a reduction of common stock and additional paid-in capital of $2 each and a reduction of unassigned surplus of $417.

The Company received a return of capital of $59 from its subsidiary, Life Investors Alliance, on September 30, 2011. The Company made an initial capital contribution of $255,000 to its subsidiary, TRRI, on September 27, 2011. This amount consisted of a $252,500 cash capital contribution and $2,500 in consideration for TRRI’s stock.

The Company received a capital contribution of $200,000 from its parent company, Transamerica International Holdings, Inc., on May 27, 2011. On December 30, 2009, the Company received a capital contribution of $500,000 from its parent company.

The Company did not pay any dividends in 2011. The Company paid a common stock dividend of $1,260,830 to its common stock shareholder, TIHI, on December 23, 2010. The Company paid preferred stock dividends of $36,260 and $102,910 to its preferred stock shareholders, AEGON and Transamerica, respectively, on December 23, 2010. The Company paid a dividend to its parent company of $10,031 in the form of 1,000 shares of stock of TPIC on June 25, 2009.

The Company received preferred and common stock dividends of $430 and $37,370, respectively, from TFLIC on December 21, 2011.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2011, the Company meets the minimum RBC requirements.

On September 30, 2002, LIICA, which merged in to the Company effective October 2, 2008, received $150,000 from AEGON in exchange for surplus notes. These notes are due 20 years from the date of issuance at an interest rate of 6%, and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, the holders of the issued and outstanding preferred stock

102

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

shall be entitled to priority only with respect to accumulated but unpaid dividends before the holder of the surplus notes and full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the outstanding surplus notes at December 31, 2011 and 2010 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2011	$150,000	$9,000	$81,000	$2,250
2010	150,000	9,000	72,000	2,250

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2011 and 2010, respectively, securities in the amount of $3,425,216 and $3,841,442 were on loan under securities lending agreements as a part of this program. At December 31, 2011, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $3,517,849 and $3,954,149 at December 31, 2011 and 2010, respectively.

103

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The contractual maturities of the securities lending collateral positions are as follows:

$3,521,4300
Fair Value
Open	$3,521,430
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	3,521,430

Securities received	—

Total collateral received	$3,521,430

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$142,887	$142,886
30 days or less	2,237,923	2,237,835
31 to 60 days	686,008	685,980
61 to 90 days	230,111	229,886
121 to 180 days	168,240	168,240
181 to 365 days	13,137	13,137
1 to 2 years	41,998	39,885

Total	3,520,304	3,517,849

Securities received	—	—

Total collateral reinvested	$3,520,304	$3,517,849

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $3,520,672 (fair value of $3,517,849) that are currently tradable securities that could be sold and used to pay for the $3,521,430 in collateral calls that could come due under a worst-case scenario.

104

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $20,647, $18,324 and $17,949 for the years ended December 31, 2011, 2010 and 2009, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $10,237, $10,390 and $9,654 for the years ended December 31, 2011, 2010 and 2009, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2011, 2010 and 2009 was negligible. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are

105

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $3,951, $4,609 and $4,254 related to these plans for the years ended December 31, 2011, 2010 and 2009, respectively.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service agreement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also party to two additional service agreements with Transamerica Advisors Life Insurance Company of New York (TALICNY) and TFLIC, in which the Company provides services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The net amount received by the Company as a result of being a party to these agreements was $75,124, $46,373 and $32,580 during 2011, 2010 and 2009, respectively. Fees charged between affiliates approximate their cost. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $60,237, $51,177 and $40,040 for these services during 2011, 2010 and 2009, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $79,375, $67,790 and $73,721 for the years ended December 31, 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, respectively, the Company reported a net amount of payables to affiliates of $88,949 and $228,137. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

106

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2011, the Company had short-term intercompany notes receivable of $185,100 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
AEGON	$185,100	December 28, 2012	0.12%

At December 31, 2010, the Company had short-term intercompany notes receivable of $270,000 as follows. All of these notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$75,500	July 19, 2011	0.35%
AEGON	69,500	December 22, 2011	0.25
AEGON	18,000	December 24, 2011	0.25
AEGON	76,000	December 27, 2011	0.25
AEGON	31,000	December 29, 2011	0.25

During 2011, 2010 and 2009, the Company paid (received) net interest of $252, $142 and $(1,193), respectively, to affiliates.

During 1998, the Company issued life insurance policies to two affiliated companies, covering the lives of certain employees of those affiliates. Aggregate reserves for policies and contracts related to these policies are $148,230 and $143,563 at December 31, 2011 and 2010, respectively.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2011 and 2010, the cash surrender value of these policies was $153,701 and $148,756, respectively.

13. Commitments and Contingencies

At December 31, 2011 and 2010, the Company has mortgage loan commitments of $65,654 and $37,624, respectively. The Company has contingent commitments for $ 384,572 and $457,326 as of December 31, 2011 and 2010, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies, which includes LIHTC commitments of $53,963 and $29,934, respectively.

There were no private placement commitments outstanding as of December 31, 2011 and 2010.

107

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

At December 31, 2011, the net amount of securities being acquired on a “to be announced” (TBA) basis was $10,206. There were no securities being acquired on a TBA basis as of December 31, 2010.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2011 and 2010, the Company has pledged invested assets with a carrying value of $161,542 and $210,686, respectively, and fair value of $184,431 and $208,328, respectively, in conjunction with these transactions.

As mentioned in Note 1, amendments to SSAP No. 91R during 2010 resulted in the cash collateral received from derivative counterparties as well as the obligation to return the collateral being recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2011 and 2010, respectively, was $1,094,873 and $240,335. In addition, securities in the amount of $382,069 and $104,186 were also posted to the Company as of December 31, 2011 and 2010, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2011 and 2010, the Company has pledged invested assets with a carrying amount of $138,841 and $182,365, respectively, and fair value of $138,667 and $190,511, respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-21 years. The Company did not recognize a liability for the low income housing tax credit guarantees due to the adoption of SSAP No. 5R at December 31, 2011, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees is $309. No payments are required as of December 31, 2011. The current assessment of risk of making payments under these guarantees is remote.

108

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

The Company has guaranteed to the Monetary Authority of Singapore (MAS) that it will provide adequate funds to make up for any liquidity shortfall in its wholly-owned foreign life insurance subsidiary, TLB (Singapore Branch), and continue to meet, pay and settle all present and future obligations of TLB. As of December 31, 2011, there is no payment or performance risk because TLB has adequate liquidity as of this date.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation. As of December 31, 2011, there is no payment or performance risk because TLB is able to meet its obligations and has assets in excess of its liabilities by the prevailing level of solvency as of this date.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of Standard & Poor’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. TLIC can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from Standard & Poor’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than TLIC’s then current rating or AA, whichever is lower. As of December 31, 2011, there is no payment or performance risk because TLB has adequate tangible net worth, sufficient cash to meet its obligations and an operating leverage ratio not in excess of 20 times as of this date.

The Company is not able to estimate the financial statement impact or the maximum potential amount of future payments it could be required to make under these three guarantees as they are considered to be unlimited under the provisions of SSAP No. 5R.

The Company has provided a guarantee to TLB’s (Singapore Branch) policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim. At December 31, 2011, TLB holds related statutory-basis policy and claim reserves of $267,940, which would be the maximum potential amount of future payments the Company could be required to make under this guarantee. In the event the Company is required to make a payment under this guarantee,

109

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

the payment would be reflected in the Company’s financial statements as an increase to incurred claims. As of December 31, 2011, there is no payment or performance risk because TLB is not insolvent as of this date.

The Company did not recognize a liability for any of the TLB guarantees due to the adoption of SSAP No. 5R at December 31, 2011, as a liability is not required for guarantees to or on behalf of a wholly-owned subsidiary. Management monitors TLB’s financial condition, and there are no indications that TLB will become insolvent. As such, management feels the risk of payment under these guarantees on behalf of TLB is remote.

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2011 for the total payout block is $3,770,907. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2011:

December 31 2011
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$268,249

Current liability recognized in financial statements:
Noncontingent liabilities	—

Contingent liabilities	—

Ultimate financial statement impact if action required:
Incurred claims	267,940
Other	309

Total impact if action required	$268,249

The Company had outstanding funding agreements totaling $4,054,848 and $4,500,724 at December 31, 2011 and 2010, respectively, to the FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total

110

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to the FHLB are classified in the general account as it is a general obligation of the Company.

Collateral is required by the FHLB to support repayment of the funding agreements. The amount of pledged collateral at December 31, 2011 and 2010 was $5,859,852 and $6,607,053, respectively. In addition, the FHLB requires their common stock to be purchased. The Company owns FHLB common stock with a par value of $160,188 and $210,250 at December 31, 2011 and 2010, respectively. The FHLB has set funding capacity limits on the Company which are significantly higher than the current funding agreement level; however, the FHLB is under no obligation to extend additional capacity.

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $1,848,101 and $2,034,558 as of December 31, 2011 and 2010, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve of $3,000 has been established for the possibility of unexpected benefit payments at below market interest rates at December 31, 2011 and 2010.

As of December 31, 2011 and 2010, the Company had entered into a credit enhancement and a standby liquidity asset purchase agreement on a municipal variable rate demand note facility with commitment amounts of $490 and $535, respectively, for which it was paid a fee. Prior to a change in the remarketing agent, this agreement was drawn upon and repaid during 2009. The Company does not believe there will be an additional draw under this agreement. However, if there were, any such draws would be purchases of municipal bonds, which would be repaid with interest.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state

111

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

During 2010, the Company recorded a one-time provision to general insurance expenses of $140,000 for settlement of a dispute related to a Bank Owned Life Insurance (BOLI) policy in the United States. Subsequent to the disruption in the credit market, which affected the investment value of the policy’s underlying assets, a suit was filed alleging that the policy terms were not sufficiently fulfilled by AEGON.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $33,490 and $37,041 and an offsetting premium tax benefit of $4,744 and $3,550 at December 31, 2011 and 2010, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $(3,645), $2,465 and $460, for the years ended December 31, 2011, 2010 and 2009, respectively.

14. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company has recorded liabilities of $88,828 and $200,977 for municipal repurchase agreements as of December 31, 2011 and 2010, respectively. The repurchase agreements are primarily collateralized by investment-grade corporate bonds with book values of $94,288 and $235,220, respectively, and fair values of $99,880 and $244,933, respectively, as of December 31, 2011 and 2010. These securities have maturity dates that range from 2013 to 2025.

112

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

For repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from seven days to sixteen months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

The Company did not participate in dollar repurchase agreements at December 31, 2011 or 2010.

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2011 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain/(Loss)
Bonds:
NAIC 3	2	$2,275	$2,410	$205
NAIC 4	2	555	586	26
NAIC 5	10	5,848	5,982	335
NAIC 6	3	1,415	1,423	(12)

15. Reconciliation to Statutory Statement

The 2008 Annual Statement did not include the appropriate tax effect on the mark to market income on a derivative as of December 31, 2008. This item was adjusted for in the 2008 financial statements, and was corrected through federal income tax expense in the 2009 Annual Statement. There were no reconciling items at December 31, 2011 and 2010 or for the years then ended. The following is a reconciliation of amounts previously reported to the Insurance Division, Department of Commerce, of the State of Iowa in the 2009 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

113

Transamerica Life Insurance Company

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share amounts)

December 31, 2009
Statement of Operations:
Statutory net loss as reported in the Company's Annual Statement of Operations:	$(99,471)
Increase federal income tax benefit	93,046

Total statutory net loss per financial statements	$(6,425)

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are available to be issued, April 13, 2012, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). As of April 13, 2012, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2011.

114

Transamerica Life Insurance Company

Summary of Investments—Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2011

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States government and government agencies and authorities	$4,048,385	$4,914,836	$4,048,385
States, municipalities and political subdivisions	923,005	967,657	923,005
Foreign governments	528,683	535,650	528,683
Hybrid securities	1,031,126	794,493	1,031,126
All other corporate bonds	33,191,089	34,647,322	33,191,089
Preferred stocks	138,596	149,539	138,596

Total fixed maturities	39,860,884	42,009,497	39,860,884

Equity securities
Common stocks:
Industrial, miscellaneous and all other	198,433	229,973	229,973

Total equity securities	198,433	229,973	229,973

Mortgage loans on real estate	6,758,752		6,758,752
Real estate	95,749		95,749
Policy loans	727,684		727,684
Other long-term investments	1,315,279		1,315,279
Receivable for Securities	3,593		3,593
Securities Lending	3,520,304		3,520,304
Cash, cash equivalents and short-term investments	2,931,352		2,931,352

Total investments	$55,412,030		$55,443,570

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

115

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2011
Individual life	$13,797,712	$—	$179,695	$242,721	$767,798	$1,288,152	$934,829
Individual health	2,993,069	97,990	134,931	438,582	202,494	420,327	151,433
Group life and health	1,430,308	14,510	58,498	337,648	88,118	272,474	119,561
Annuity	16,637,184	—	23,495	8,845,105	1,557,448	5,813,892	5,790,315

	$34,858,273	$112,500	$396,619	$9,864,056	$2,615,858	$7,794,845	$6,996,138

Year ended December 31, 2010
Individual life	$14,015,969	$—	$256,354	$1,411,484	$993,846	$1,938,525	$1,109,156
Individual health	2,906,758	102,601	137,513	492,364	199,500	437,569	150,292
Group life and health	1,413,616	15,466	96,571	330,139	75,398	281,807	114,825
Annuity	17,990,509	–	26,915	6,931,132	1,650,427	5,616,190	3,283,491

	$36,326,852	$118,067	$517,353	$9,165,119	$2,919,171	$8,274,091	$4,657,764

Year ended December 31, 2009
Individual life	$13,898,182	$—	$273,389	$1,286,997	$900,907	$1,408,720	$986,135
Individual health	2,801,188	116,341	121,468	470,438	179,158	411,103	158,964
Group life and health	1,409,957	16,322	103,431	344,829	92,181	270,852	135,934
Annuity	19,080,480	—	22,049	5,997,868	1,900,911	1,404,938	6,767,121

	$37,189,807	$132,663	$520,337	$8,100,132	$3,073,157	$3,495,613	$8,048,154

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

116

Transamerica Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2011
Life insurance in force	$452,085,562	$1,075,361,646	$732,908,307	$109,632,223	669%

Premiums:
Individual life	2,300,979	3,793,088	1,734,830	242,721	715%
Individual health	535,034	215,579	119,127	438,582	27%
Group life and health	417,156	109,724	30,216	337,648	9%
Annuity	10,043,863	1,247,624	48,866	8,845,105	1%

	$13,297,032	$5,366,015	$1,933,039	$9,864,056	20%

Year ended December 31, 2010
Life insurance in force	$459,820,666	$969,368,385	$731,229,732	$221,682,013	330%

Premiums:
Individual life	$2,631,499	$3,101,663	$1,881,648	$1,411,484	133%
Individual health	536,163	154,031	110,232	492,364	22%
Group life and health	398,638	87,932	19,433	330,139	6%
Annuity	7,197,141	334,516	68,507	6,931,132	1%

	$10,763,441	$3,678,142	$2,079,820	$9,165,119	23%

Year ended December 31, 2009
Life insurance in force	$450,746,436	$908,732,362	$677,546,211	$219,560,285	309%

Premiums:
Individual life	$2,466,652	$2,799,049	$1,619,394	$1,286,997	126%
Individual health	540,470	189,419	119,387	470,438	25%
Group life and health	389,911	74,823	29,741	344,829	9%
Annuity	9,312,898	3,355,296	40,266	5,997,868	1%

	$12,709,931	$6,418,587	$1,808,788	$8,100,132	22%

117

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Separate Account VA X

Years Ended December 31, 2011 and 2010

Transamerica Life Insurance Company

Separate Account VA X

Financial Statements

Years Ended December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Separate Account VA X

Transamerica Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Life Insurance Company Separate Account VA X (the Separate Account) (comprised of the TA Asset Allocation – Conservative, TA Asset Allocation – Growth, TA Asset Allocation – Moderate, TA Asset Allocation – Moderate Growth, TA BlackRock Large Cap Value, TA Clarion Global Real Estate Securities, TA JPMorgan Enhanced Index, TA Jennison Growth, TA AEGON High Yield Bond, TA MFS International Equity Fund, TA T.Rowe Price Small Cap, TA Third Avenue Value, TA Multi-Managed Balanced, TA AllianceBernstein Dynamic Allocation, TA WMC Diversified Growth, TA AEGON Money Market, TA AEGON U.S. Government Securities PAM, TA Morgan Stanley Active International Allocation, TA Multi Managed Large Cap Core, TA Morgan Stanley Mid-Cap Growth, TA International Moderate Growth, TA Systematic Small/Mid-Cap Value, TA ProFunds UltraBear Fund OAM, TA BlackRock Global Allocation, TA BlackRock Tactical Allocation, TA PIMCO Total Return, TA AEGON U.S. Government Securities, TA Vanguard ETF Index – Balanced, TA Vanguard ETF Index – Growth, TA Efficient Markets, TA Janus Balanced, TA Hanlon Balanced, TA Hanlon Growth and Income, TA Hanlon Growth, TA Hanlon Income, TA Vanguard ETF Index- Aggressive Growth, TA Vanguard ETF Index – Conservative, TA JPMorgan Midcap Value, TA AEGON Tactical Vanguard ETF – Growth, TA AEGON Tactical Vanguard ETF—Balanced, TA AEGON Tactical Vanguard ETF – Conservative, TA PIMCO Real Return TIPS, TA JPMorgan Core Bond, TA JPMorgan Tactical Allocation, AllianceBernstein Balanced Wealth Strategy, Franklin Templeton VIP Founding Funds Allocation, NVIT Developing Markets, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth, Fidelity VIP Mid Cap, Fidelity VIP Value Strategies, Fidelity VIP Balanced, Wanger International, Wanger USA, Vanguard – Equity Index, Vanguard – International, Vanguard – Mid-Cap Index, Vanguard – REIT Index, Vanguard – Short-Term Investment Grade, Vanguard – Total Bond Market Index, American Funds—Asset Allocation, American Funds—Bond, American Funds—Growth & Income, American Funds—Growth, American Funds—International, and GE Investments Total Return subaccounts), as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Life Insurance Company Separate Account VA X at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 16, 2012

1

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Asset Allocation- Conservative Subaccount	TA Asset Allocation- Growth Subaccount	TA Asset Allocation- Moderate Subaccount	TA Asset Allocation- Moderate Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	31,009.337	64,537.388

Cost	$—	$—	$313,609	$664,205

Number of shares - Service	306,532.148	—	405,804.338	345,802.813

Cost	$2,994,062	$—	$3,590,608	$3,302,754

Investments in mutual funds, Level 1 quoted price at net asset value	$3,120,497	$—	$4,445,186	$4,122,811
Receivable for units sold	—	—	11	17

Total assets	3,120,497	—	4,445,197	4,122,828

Liabilities
Payable for units redeemed	—	—	—	—

	$3,120,497	$—	$4,445,197	$4,122,828

Net Assets:
Deferred annuity contracts terminable by owners	$3,120,497	$—	$4,445,197	$4,122,828

Total Net Assets	$3,120,497	$—	$4,445,197	$4,122,828

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	224,980	522,075

M&E - 0.45%	—	—	27,392	28,142

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

2

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Asset Allocation- Conservative Subaccount	TA Asset Allocation- Growth Subaccount	TA Asset Allocation- Moderate Subaccount	TA Asset Allocation- Moderate Growth Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$1.284588	$1.089116	$1.261976	$1.189945

M&E - 0.45%	$1.272547	$1.078876	$1.250144	$1.178779

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	37,342

M&E - 0.50%	—	—	177,228	103,798

M&E - 0.55%	1,713,816	—	1,050,779	559,651

M&E - 0.60%	127,399	—	384,661	522,917

M&E - 0.65%	114	—	715,882	1,138,916

M&E - 0.70%	1,030,995	—	1,710,720	408,446

M&E - 0.80%	—	—	—	226,119

M&E - 1.30%	—	—	—	747,887

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$0.973793	$0.864227	$0.944386	$0.907584

M&E - 0.50%	$1.093050	$0.827385	$1.033822	$0.936020

M&E - 0.55%	$1.090542	$0.825460	$1.031448	$0.933861

M&E - 0.60%	$1.057857	$0.836745	$1.007575	$0.932005

M&E - 0.65%	$1.055948	$0.835222	$1.005764	$0.930318

M&E - 0.70%	$1.083048	$0.819759	$1.024366	$0.927444

M&E - 0.80%	$1.050289	$0.830750	$1.000364	$0.925337

M&E - 1.30%	$1.031650	$—	$0.982639	$0.908916

See accompanying notes.

3

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA BlackRock Large Cap Value Subaccount	TA Clarion Global Real Estate Securities Subaccount	TA JPMorgan Enhanced Index Subaccount	TA Jennison Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	34,860.323	6,198.332	—	27,744.101

Cost	$466,958	$62,959	$—	$211,525

Number of shares - Service	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$479,329	$61,116	$—	$217,514
Receivable for units sold	—	—	—	—

Total assets	479,329	61,116	—	217,514

Liabilities
Payable for units redeemed	1	1	—	1

	$479,328	$61,115	$—	$217,513

Net Assets:
Deferred annuity contracts terminable by owners	$479,328	$61,115	$—	$217,513

Total Net Assets	$479,328	$61,115	$—	$217,513

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	88,313	22,381	—	60,979

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	1,915

M&E - 0.55%	33,149	—	—	—

M&E - 0.60%	103,771	45,027	—	44,904

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	207,930	—	—	93,222

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

4

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA BlackRock Large Cap Value Subaccount	TA Clarion Global Real Estate Securities Subaccount	TA JPMorgan Enhanced Index Subaccount	TA Jennison Growth Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$1.047255	$1.128833	$1.128428	$1.178612

M&E - 0.45%	$1.037409	$1.118250	$1.117830	$1.167519

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$1.127263	$0.715430	$0.893398	$1.047125

M&E - 0.55%	$1.126081	$0.713792	$0.891349	$1.046248

M&E - 0.60%	$1.124887	$0.801486	$0.944284	$1.045384

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$1.123715	$0.800047	$0.942558	$1.044508

M&E - 0.70%	$1.122535	$0.708882	$0.885206	$1.043642

M&E - 0.80%	$1.120184	$0.795742	$0.937500	$1.041924

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

See accompanying notes.

5

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA AEGON High Yield Bond Subaccount	TA MFS International Equity Fund Subaccount	TA T.Rowe Price Small Cap Subaccount	TA Third Avenue Value Subaccount
Assets
Investment in securities:
Number of shares - Initial	35,651.976	11,515.391	19,833.743	40,016.750

Cost	$268,289	$72,980	$193,125	$376,132

Number of shares - Service	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$264,181	$71,626	$190,602	$388,162
Receivable for units sold	2	—	1	6

Total assets	264,183	71,626	190,603	388,168

Liabilities
Payable for units redeemed	—	—	—	—

	$264,183	$71,626	$190,603	$388,168

Net Assets:
Deferred annuity contracts terminable by owners	$264,183	$71,626	$190,603	$388,168

Total Net Assets	$264,183	$71,626	$190,603	$388,168

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	4,209	60,757	78,826	712

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	9,292

M&E - 0.55%	—	—	—	18,696

M&E - 0.60%	88,115	—	32,902	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	118,961	—	36,091	484,699

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

6

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA AEGON High Yield Bond Subaccount	TA MFS International Equity Fund Subaccount	TA T.Rowe Price Small Cap Subaccount	TA Third Avenue Value Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$1.434181	$1.190058	$1.395840	$0.736326

M&E - 0.45%	$1.420666	$1.178896	$1.382686	$0.731200

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$1.233971	$—	$1.199660	$0.711618

M&E - 0.55%	$1.231126	$—	$1.196894	$0.709978

M&E - 0.60%	$1.248181	$0.806165	$1.183979	$0.760100

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$1.245953	$—	$1.181855	$0.758741

M&E - 0.70%	$1.222645	$—	$1.188626	$0.705102

M&E - 0.80%	$1.239244	$0.805096	$1.175493	$0.754657

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

See accompanying notes.

7

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount	TA AEGON Money Market Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	7,533.432	3,226.033	—

Cost	$—	$60,062	$68,269	$—

Number of shares - Service	2,492.140	37,580.804	—	1,438,492.030

Cost	$30,924	$303,491	$—	$1,438,492

Investments in mutual funds, Level 1 quoted price at net asset value	$31,750	$368,358	$69,456	$1,438,492
Receivable for units sold	—	5	1	7

Total assets	31,750	368,363	69,457	1,438,499

Liabilities
Payable for units redeemed	—	—	—	—

	$31,750	$368,363	$69,457	$1,438,499

Net Assets:
Deferred annuity contracts terminable by owners	$31,750	$368,363	$69,457	$1,438,499

Total Net Assets	$31,750	$368,363	$69,457	$1,438,499

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	5,853	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	20,195	—	—

M&E - 0.55%	—	32,515	33,744	—

M&E - 0.60%	—	8,635	42,043	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

8

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Multi-Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount	TA AEGON Money Market Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$1.379093	$1.221161	$1.049562	$1.119030

M&E - 0.45%	$1.366119	$1.209689	$1.039722	$1.108293

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$1.177240	$1.023179	$0.861792	$—

M&E - 0.55%	$1.176266	$1.020823	$0.859798	$—

M&E - 0.60%	$—	$0.909074	$0.817205	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$0.907453	$0.815744	$—

M&E - 0.70%	$1.173334	$1.013786	$0.853882	$—

M&E - 0.80%	$—	$0.902555	$0.811329	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	100,670

M&E - 0.50%	—	—	—	612,346

M&E - 0.55%	—	—	—	293,572

M&E - 0.60%	3,535	14,371	—	411,722

M&E - 0.65%	12,837	10,876	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	12,903	263,707	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$1.176507	$1.068317	$—	$—

M&E - 0.45%	$1.173573	$1.066130	$—	$0.997092

M&E - 0.50%	$1.140052	$1.065402	$—	$1.027984

M&E - 0.55%	$1.137414	$1.064671	$—	$1.025847

M&E - 0.60%	$1.088803	$1.063953	$—	$0.989694

M&E - 0.65%	$1.086859	$1.063226	$—	$0.987752

M&E - 0.70%	$1.129589	$1.062497	$—	$1.018568

M&E - 0.80%	$1.081031	$1.061046	$—	$0.982471

M&E - 1.30%	$1.061830	$1.053863	$—	$0.965078

See accompanying notes.

9

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA AEGON U.S. Government Securities PAM Subaccount	TA Morgan Stanley Active International Allocation Subaccount	TA Multi Managed Large Cap Core Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	8,609.528	1,606.789	5,526.838

Cost	$—	$90,635	$21,117	$141,912

Number of shares - Service	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$—	$83,340	$24,182	$149,943
Receivable for units sold	—	2	—	—

Total assets	—	83,342	24,182	149,943

Liabilities
Payable for units redeemed	—	—	—	—

	$—	$83,342	$24,182	$149,943

Net Assets:
Deferred annuity contracts terminable by owners	$—	$83,342	$24,182	$149,943

Total Net Assets	$—	$83,342	$24,182	$149,943

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	40,143

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	119,796	22,930	84,745

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	1,696	2,006

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

10

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA AEGON U.S. Government Securities PAM Subaccount	TA Morgan Stanley Active International Allocation Subaccount	TA Multi Managed Large Cap Core Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$1.357893	$1.072962	$1.237605	$1.465593

M&E - 0.45%	$1.345124	$1.062909	$1.225972	$1.451849

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$0.735129	$0.966633	$1.160469

M&E - 0.55%	$—	$0.733427	$0.964436	$1.157796

M&E - 0.60%	$—	$0.695695	$0.982081	$1.056634

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$0.694432	$0.980320	$1.054756

M&E - 0.70%	$—	$0.728383	$0.957764	$1.149856

M&E - 0.80%	$—	$0.690710	$0.975036	$1.049061

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$1.053431	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$1.199206	$—	$—	$—

M&E - 0.65%	$1.197066	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$1.190616	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

See accompanying notes.

11

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA International Moderate Growth Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA ProFunds UltraBear Fund OAM Subaccount	TA BlackRock Global Allocation Subaccount
Assets
Investment in securities:
Number of shares - Initial	7,655.510	6,395.327	—	—

Cost	$69,599	$115,945	$—	$—

Number of shares - Service	98,524.292	—	83,573.237	114,066.771

Cost	$778,575	$—	$327,348	$1,431,473

Investments in mutual funds, Level 1 quoted price at net asset value	$872,195	$129,697	$278,299	$1,442,945
Receivable for units sold	7	1	—	1

Total assets	872,202	129,698	278,299	1,442,946

Liabilities
Payable for units redeemed	—	—	—	—

	$872,202	$129,698	$278,299	$1,442,946

Net Assets:
Deferred annuity contracts terminable by owners	$872,202	$129,698	$278,299	$1,442,946

Total Net Assets	$872,202	$129,698	$278,299	$1,442,946

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	67,558	7,830	—	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	119,079	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	2,968	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

12

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA International Moderate Growth Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA ProFunds UltraBear Fund OAM Subaccount	TA BlackRock Global Allocation Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$0.945098	$1.209099	$—	$—

M&E - 0.45%	$0.937150	$1.201994	$—	$—

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$1.199662	$—	$—

M&E - 0.55%	$—	$1.197300	$—	$—

M&E - 0.60%	$—	$0.985618	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$0.983828	$—	$—

M&E - 0.70%	$—	$1.190288	$—	$—

M&E - 0.80%	$—	$0.978548	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	79,128	559

M&E - 0.50%	—	—	—	—

M&E - 0.55%	185,983	—	—	37,500

M&E - 0.60%	—	—	427,014	845,168

M&E - 0.65%	103,164	—	192,748	48,871

M&E - 0.70%	276,319	—	—	—

M&E - 0.80%	303,288	—	—	214,266

M&E - 1.30%	116,579	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$0.854903	$—	$0.951322	$0.899363

M&E - 0.50%	$0.841529	$—	$0.328586	$1.263467

M&E - 0.55%	$0.839586	$—	$0.328162	$1.261820

M&E - 0.60%	$0.815685	$—	$0.327717	$1.260151

M&E - 0.65%	$0.814215	$—	$0.327283	$1.258472

M&E - 0.70%	$0.833810	$—	$0.326858	$1.256814

M&E - 0.80%	$0.809832	$—	$0.325987	$1.253494

M&E - 1.30%	$0.795467	$—	$—	$—

See accompanying notes.

13

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA BlackRock Tactical Allocation Subaccount	TA PIMCO Total Return Subaccount	TA AEGON U.S. Government Securities Subaccount	TA Vanguard ETF Index - Balanced Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	8,050.648	185,918.295	36,588.936	138,580.211

Cost	$105,570	$2,150,970	$483,979	$1,393,675

Investments in mutual funds, Level 1 quoted price at net asset value	$110,294	$2,165,948	$488,828	$1,428,762
Receivable for units sold	—	—	—	—

Total assets	110,294	2,165,948	488,828	1,428,762

Liabilities
Payable for units redeemed	—	6	—	8

	$110,294	$2,165,942	$488,828	$1,428,754

Net Assets:
Deferred annuity contracts terminable by owners	$110,294	$2,165,942	$488,828	$1,428,754

Total Net Assets	$110,294	$2,165,942	$488,828	$1,428,754

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

14

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA BlackRock Tactical Allocation Subaccount	TA PIMCO Total Return Subaccount	TA AEGON U.S. Government Securities Subaccount	TA Vanguard ETF Index - Balanced Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	1,050	82,951	—	—

M&E - 0.50%	—	45,658	40,718	—

M&E - 0.55%	—	—	103,406	—

M&E - 0.60%	62,261	741,793	232,526	956,689

M&E - 0.65%	16,692	915,475	31,294	406,726

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$1.211525	$1.208135	$1.069257

M&E - 0.45%	$0.962857	$1.204425	$1.201060	$1.063423

M&E - 0.50%	$1.388216	$1.202056	$1.198708	$1.061466

M&E - 0.55%	$1.386394	$1.199726	$1.196370	$1.059537

M&E - 0.60%	$1.384546	$1.214747	$1.199206	$1.048486

M&E - 0.65%	$1.382706	$1.212549	$1.197066	$1.046600

M&E - 0.70%	$1.380893	$1.192685	$1.189345	$1.053766

M&E - 0.80%	$1.377248	$1.206046	$1.190616	$1.040989

M&E - 1.30%	$—	$1.184673	$1.169525	$1.022536

See accompanying notes.

15

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Vanguard ETF Index - Growth Subaccount	TA Efficient Markets Subaccount	TA Janus Balanced Subaccount	TA Hanlon Balanced Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	309,422.923	6,771.834	4,660.792	13,360.487

Cost	$2,783,064	$84,003	$46,824	$148,911

Investments in mutual funds, Level 1 quoted price at net asset value	$2,945,706	$86,883	$43,998	$139,350
Receivable for units sold	—	—	—	—

Total assets	2,945,706	86,883	43,998	139,350

Liabilities
Payable for units redeemed	2	—	—	2

	$2,945,704	$86,883	$43,998	$139,348

Net Assets:
Deferred annuity contracts terminable by owners	$2,945,704	$86,883	$43,998	$139,348

Total Net Assets	$2,945,704	$86,883	$43,998	$139,348

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

16

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Vanguard ETF Index - Growth Subaccount	TA Efficient Markets Subaccount	TA Janus Balanced Subaccount	TA Hanlon Balanced Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	17,650	36,966	16,008	5,611

M&E - 0.50%	—	—	19,555	—

M&E - 0.55%	37,170	—	—	—

M&E - 0.60%	1,088,277	—	13,001	43,128

M&E - 0.65%	333,591	38,147	1,890	99,529

M&E - 0.70%	188,350	—	—	—

M&E - 0.80%	1,376,760	—	—	—

M&E - 1.30%	—	2,045	—	—

Accumulation unit value - Service:
M&E - 0.30%	$0.992294	$—	$—	$—

M&E - 0.45%	$0.986884	$0.917772	$0.816804	$0.916911

M&E - 0.50%	$0.985055	$1.325091	$0.898587	$0.943415

M&E - 0.55%	$0.983261	$1.323021	$0.897640	$0.942436

M&E - 0.60%	$0.971089	$1.320963	$0.896694	$0.941435

M&E - 0.65%	$0.969341	$1.318904	$0.895772	$0.940443

M&E - 0.70%	$0.977925	$1.316847	$0.894818	$0.939461

M&E - 0.80%	$0.964124	$1.312762	$0.892944	$0.937489

M&E - 1.30%	$0.947029	$1.292543	$—	$—

See accompanying notes.

17

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Hanlon Growth and Income Subaccount	TA Hanlon Growth Subaccount	TA Hanlon Income Subaccount	TA Vanguard ETF Index - Aggressive Growth Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	1,020.208	51.378	41,761.958	93.360

Cost	$10,942	$499	$463,823	$1,000

Investments in mutual funds, Level 1 quoted price at net asset value	$10,314	$503	$465,228	$1,044
Receivable for units sold	—	—	—	—

Total assets	10,314	503	465,228	1,044

Liabilities
Payable for units redeemed	—	—	—	—

	$10,314	$503	$465,228	$1,044

Net Assets:
Deferred annuity contracts terminable by owners	$10,314	$503	$465,228	$1,044

Total Net Assets	$10,314	$503	$465,228	$1,044

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

18

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Hanlon Growth and Income Subaccount	TA Hanlon Growth Subaccount	TA Hanlon Income Subaccount	TA Vanguard ETF Index - Aggressive Growth Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	605	8,770	1,182

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	11,259	—	321,376	—

M&E - 0.65%	—	—	124,837	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$0.875201	$0.831637	$1.008871	$0.882702

M&E - 0.50%	$0.917999	$0.888490	$1.025204	$1.115966

M&E - 0.55%	$0.917050	$0.887558	$1.024172	$1.114791

M&E - 0.60%	$0.916074	$0.886625	$1.023100	$1.113616

M&E - 0.65%	$0.915117	$0.885677	$1.021982	$1.112455

M&E - 0.70%	$0.914164	$0.884752	$1.020954	$1.111277

M&E - 0.80%	$0.912235	$0.882889	$1.018768	$1.108952

M&E - 1.30%	$—	$—	$—	$—

See accompanying notes.

19

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Vanguard ETF Index - Conservative Subaccount	TA JPMorgan Midcap Value Subaccount	TA AEGON Tactical Vanguard ETF - Growth Subaccount	TA AEGON Tactical Vanguard ETF - Balanced Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	7,704.298	3,214.431	18,365.225	2,282.584

Cost	$85,649	$41,552	$168,249	$21,372

Investments in mutual funds, Level 1 quoted price at net asset value	$86,134	$43,363	$170,613	$22,141
Receivable for units sold	1	—	—	—

Total assets	86,135	43,363	170,613	22,141

Liabilities
Payable for units redeemed	—	1	1	—

	$86,135	$43,362	$170,612	$22,141

Net Assets:
Deferred annuity contracts terminable by owners	$86,135	$43,362	$170,612	$22,141

Total Net Assets	$86,135	$43,362	$170,612	$22,141

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

20

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA Vanguard ETF Index - Conservative Subaccount	TA JPMorgan Midcap Value Subaccount	TA AEGON Tactical Vanguard ETF - Growth Subaccount	TA AEGON Tactical Vanguard ETF - Balanced Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	16,859	41,392	581	—

M&E - 0.50%	—	—	4,818	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	9,097	—	169,894	22,917

M&E - 0.65%	53,270	3,817	9,089	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$0.988894	$0.930386	$0.926240	$0.967116

M&E - 0.50%	$1.117123	$1.275223	$0.925926	$0.966792

M&E - 0.55%	$1.115938	$1.273885	$0.925627	$0.966476

M&E - 0.60%	$1.114781	$1.272549	$0.925311	$0.966156

M&E - 0.65%	$1.113603	$1.271208	$0.925012	$0.965831

M&E - 0.70%	$1.112427	$1.269879	$0.924710	$0.965527

M&E - 0.80%	$1.110092	$1.267215	$0.924105	$0.964888

M&E - 1.30%	$1.098537	$—	$—	$—

See accompanying notes.

21

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA AEGON Tactical Vanguard ETF - Conservative Subaccount	TA PIMCO Real Return TIPS Subaccount	TA JPMorgan Core Bond Subaccount	TA JPMorgan Tactical Allocation Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—	—

Cost	$—	$—	$—	$—

Number of shares - Service	2,496.944	7,077.663	2,930.730	—

Cost	$24,570	$74,789	$39,954	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$24,720	$76,226	$40,415	$—
Receivable for units sold	—	—	—	—

Total assets	24,720	76,226	40,415	—

Liabilities
Payable for units redeemed	—	—	—	—

	$24,720	$76,226	$40,415	$—

Net Assets:
Deferred annuity contracts terminable by owners	$24,720	$76,226	$40,415	$—

Total Net Assets	$24,720	$76,226	$40,415	$—

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

22

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	TA AEGON Tactical Vanguard ETF - Conservative Subaccount	TA PIMCO Real Return TIPS Subaccount	TA JPMorgan Core Bond Subaccount	TA JPMorgan Tactical Allocation Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.45% - FFF	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	25,069	71,058	38,486	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$0.987060	$1.073796	$1.051158	$1.002002

M&E - 0.50%	$0.986737	$1.073444	$1.050810	$1.001660

M&E - 0.55%	$0.986404	$1.073094	$1.050458	$1.001334

M&E - 0.60%	$0.986083	$1.072735	$1.050122	$1.001014

M&E - 0.65%	$0.985754	$1.072385	$1.049771	$1.000675

M&E - 0.70%	$0.985433	$1.072037	$1.049428	$1.000354

M&E - 0.80%	$0.984783	$1.071330	$1.048736	$0.999692

M&E - 1.30%	$1.005351	$—	$—	$—

See accompanying notes.

23

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	AllianceBernstein Balanced Wealth Strategy Subaccount	Franklin Templeton VIP Founding Funds Allocation Subaccount	NVIT Developing Markets Subaccount	Fidelity VIP Contrafund® Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	13,812.780	9,884.642

Cost	$—	$—	$87,562	$217,018

Number of shares - Service	11.222	50,720.842	—	—

Cost	$128	$382,957	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$121	$384,464	$74,589	$227,544
Receivable for units sold	—	—	—	5

Total assets	121	384,464	74,589	227,549

Liabilities
Payable for units redeemed	1	—	—	—

	$120	$384,464	$74,589	$227,549

Net Assets:
Deferred annuity contracts terminable by owners	$120	$384,464	$74,589	$227,549

Total Net Assets	$120	$384,464	$74,589	$227,549

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	39,716	—

M&E - 0.45% - FFF	—	—	—	104,958

M&E - 0.50%	—	—	—	20,809

M&E - 0.55%	—	—	—	56,668

M&E - 0.60%	—	—	51,800	18,988

M&E - 0.60% - FFF	—	—	—	20,816

M&E - 0.65%	—	—	17,627	26,819

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

24

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	AllianceBernstein Balanced Wealth Strategy Subaccount	Franklin Templeton VIP Founding Funds Allocation Subaccount	NVIT Developing Markets Subaccount	Fidelity VIP Contrafund® Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$0.814666	$0.982357

M&E - 0.45%	$—	$—	$0.808986	$0.975516

M&E - 0.45% - FFF	$—	$—	$—	$0.888356

M&E - 0.50%	$—	$—	$0.775357	$0.961944

M&E - 0.55%	$—	$—	$0.773554	$0.959735

M&E - 0.60%	$—	$—	$0.611849	$0.905429

M&E - 0.60% - FFF	$—	$—	$—	$0.887468

M&E - 0.65%	$—	$—	$0.610740	$0.903813

M&E - 0.70%	$—	$—	$0.768241	$0.953124

M&E - 0.80%	$—	$—	$0.607441	$0.898938

M&E - 0.80% - FFF	$—	$—	$—	$0.886306

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	26,184	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.65%	91	1,643	—	—

M&E - 0.70%	—	132,578	—	—

M&E - 0.80%	—	98,802	—	—

M&E - 1.30%	—	23,538	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$0.912363	$0.896802	$—	$—

M&E - 0.50%	$1.321930	$1.371241	$—	$—

M&E - 0.55%	$1.319863	$1.369096	$—	$—

M&E - 0.60%	$1.317822	$1.366990	$—	$—

M&E - 0.65%	$1.315774	$1.364851	$—	$—

M&E - 0.70%	$1.313728	$1.362721	$—	$—

M&E - 0.80%	$1.309661	$1.358493	$—	$—

M&E - 1.30%	$1.289515	$1.337593	$—	$—

See accompanying notes.

25

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Value Strategies Subaccount
Assets
Investment in securities:
Number of shares - Initial	9,675.459	1,317.786	2,017.748	3,480.373

Cost	$190,470	$50,330	$64,226	$31,267

Number of shares - Service	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$180,834	$48,613	$58,676	$30,558
Receivable for units sold	—	4	—	—

Total assets	180,834	48,617	58,676	30,558

Liabilities
Payable for units redeemed	—	—	1	1

	$180,834	$48,617	$58,675	$30,557

Net Assets:
Deferred annuity contracts terminable by owners	$180,834	$48,617	$58,675	$30,557

Total Net Assets	$180,834	$48,617	$58,675	$30,557

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	101,763	—	65,951	5,583

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	4,489	3,799	—

M&E - 0.60% - FFF	46,404	45,466	—	27,038

M&E - 0.65%	52,216	4,423	—	3,957

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

26

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Fidelity VIP Equity- Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Value Strategies Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$0.818239	$0.997571	$1.035459	$0.823625

M&E - 0.45%	$0.812549	$0.990631	$1.028244	$0.817900

M&E - 0.45% - FFF	$0.916700	$0.899528	$0.834149	$0.828882

M&E - 0.50%	$0.796721	$0.975337	$1.009622	$0.804178

M&E - 0.55%	$0.794911	$0.973081	$1.007298	$0.802336

M&E - 0.60%	$0.864342	$0.871410	$0.963921	$0.896570

M&E - 0.60% - FFF	$0.915795	$0.898643	$0.833331	$0.828058

M&E - 0.65%	$0.862782	$0.869823	$0.962183	$0.894952

M&E - 0.70%	$0.789420	$0.966374	$1.000360	$0.796804

M&E - 0.80%	$0.858137	$0.865186	$0.957008	$0.890116

M&E - 0.80% - FFF	$0.914587	$0.897460	$0.832226	$0.826967

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$1.053704	$1.135568	$1.298463	$1.097482

M&E - 0.45%	$1.043784	$1.124882	$1.286274	$1.087167

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

See accompanying notes.

27

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Fidelity VIP Balanced Subaccount	Wanger International Subaccount	Wanger USA Subaccount	Vanguard - Equity Index Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	4,962.765	2,732.090	19,453.016

Cost	$—	$156,196	$82,237	$405,539

Number of shares - Service	13,733.849	—	—	—

Cost	$197,981	$—	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$198,179	$142,878	$81,416	$444,501
Receivable for units sold	—	1	1	3

Total assets	198,179	142,879	81,417	444,504

Liabilities
Payable for units redeemed	1	—	—	—

	$198,178	$142,879	$81,417	$444,504

Net Assets:
Deferred annuity contracts terminable by owners	$198,178	$142,879	$81,417	$444,504

Total Net Assets	$198,178	$142,879	$81,417	$444,504

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	6,289	19,128	—

M&E - 0.45% - FFF	—	—	—	68,894

M&E - 0.50%	—	—	—	22,215

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	44,215	59,770	208,282

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	—	117,959	2,464	177,861

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

28

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Fidelity VIP Balanced Subaccount	Wanger International Subaccount	Wanger USA Subaccount	Vanguard - Equity Index Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$0.914020	$0.989836	$0.921702

M&E - 0.45%	$—	$0.907662	$0.982948	$0.915306

M&E - 0.45% - FFF	$—	$—	$—	$0.932837

M&E - 0.50%	$—	$0.892971	$0.966429	$0.902039

M&E - 0.55%	$—	$0.890875	$0.964198	$0.899934

M&E - 0.60%	$—	$0.846921	$1.006201	$0.933579

M&E - 0.60% - FFF	$—	$—	$—	$0.931914

M&E - 0.65%	$—	$0.845407	$1.004424	$0.931913

M&E - 0.70%	$—	$0.884752	$0.957559	$0.893756

M&E - 0.80%	$—	$0.840871	$0.999029	$0.926879

M&E - 0.80% - FFF	$—	$—	$—	$0.930688

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	148,732	—	—	—

M&E - 0.65%	229	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	47,832	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$1.041663	$—	$—	$—

M&E - 0.45%	$1.035955	$—	$—	$—

M&E - 0.50%	$1.034067	$—	$—	$—

M&E - 0.55%	$1.032171	$—	$—	$—

M&E - 0.60%	$1.008793	$—	$—	$—

M&E - 0.65%	$1.006993	$—	$—	$—

M&E - 0.70%	$1.026532	$—	$—	$—

M&E - 0.80%	$1.001572	$—	$—	$—

M&E - 1.30%	$0.983804	$—	$—	$—

See accompanying notes.

29

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Vanguard - International Subaccount	Vanguard - Mid-Cap Index Subaccount	Vanguard - REIT Index Subaccount	Vanguard - Short- Term Investment Grade Subaccount
Assets
Investment in securities:
Number of shares - Initial	30,882.680	26,197.114	10,030.944	152,714.898

Cost	$534,607	$387,325	$103,159	$1,615,834

Number of shares - Service	—	—	—	—

Cost	$—	$—	$—	$—

Investments in mutual funds, Level 1 quoted price at net asset value	$481,152	$379,596	$109,337	$1,635,577
Receivable for units sold	—	1	5	—
Total assets	481,152	379,597	109,342	1,635,577

Liabilities
Payable for units redeemed	—	—	—	3

	$481,152	$379,597	$109,342	$1,635,574

Net Assets:
Deferred annuity contracts terminable by owners	$481,152	$379,597	$109,342	$1,635,574
Total Net Assets	$481,152	$379,597	$109,342	$1,635,574

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	182,660	127,363	35,741	269,492

M&E - 0.50%	10,489	—	4,516	199,675

M&E - 0.55%	53,458	—	—	129,795

M&E - 0.60%	165,842	97,491	50,442	618,335

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	207,864	177,274	21,266	236,039

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

30

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Vanguard - International Subaccount	Vanguard - Mid-Cap Index Subaccount	Vanguard - REIT Index Subaccount	Vanguard - Short- Term Investment Grade Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$0.842466	$0.966284	$0.904434	$1.208452

M&E - 0.45%	$0.836604	$0.959558	$0.898142	$1.200024

M&E - 0.45% - FFF	$0.788670	$0.880281	$0.957921	$1.001311

M&E - 0.50%	$0.820238	$0.943619	$0.894667	$1.197527

M&E - 0.55%	$0.818340	$0.941458	$0.892623	$1.194738

M&E - 0.60%	$0.762704	$0.974628	$0.991537	$1.137695

M&E - 0.60% - FFF	$0.787883	$0.879406	$0.956972	$1.000321

M&E - 0.65%	$0.761327	$0.972867	$0.989790	$1.135675

M&E - 0.70%	$0.812709	$0.934949	$0.886413	$1.186515

M&E - 0.80%	$0.757255	$0.967636	$0.984415	$1.129555

M&E - 0.80% - FFF	$0.786845	$0.878260	$0.955716	$0.999042

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	—	—	—

M&E - 0.65%	—	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$—	$—	$—

M&E - 0.50%	$—	$—	$—	$—

M&E - 0.55%	$—	$—	$—	$—

M&E - 0.60%	$—	$—	$—	$—

M&E - 0.65%	$—	$—	$—	$—

M&E - 0.70%	$—	$—	$—	$—

M&E - 0.80%	$—	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

See accompanying notes.

31

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Vanguard - Total Bond Market Index Subaccount	American Funds - Asset Allocation Subaccount	American Funds - Bond Subaccount	American Funds - Growth & Income Subaccount
Assets
Investment in securities:
Number of shares - Initial	121,037.623	—	—	—

Cost	$1,444,584	$—	$—	$—

Number of shares - Service	—	7,222.252	6,002.114	1,790.851

Cost	$—	$112,692	$65,615	$60,316

Investments in mutual funds, Level 1 quoted price at net asset value	$1,504,498	$115,989	$65,243	$59,223
Receivable for units sold	—	—	—	—

Total assets	1,504,498	115,989	65,243	59,223

Liabilities
Payable for units redeemed	4	—	—	—

	$1,504,494	$115,989	$65,243	$59,223

Net Assets:
Deferred annuity contracts terminable by owners	$1,504,494	$115,989	$65,243	$59,223

Total Net Assets	$1,504,494	$115,989	$65,243	$59,223

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.45% - FFF	547,807	—	—	—

M&E - 0.50%	26,327	—	—	—

M&E - 0.55%	169,314	—	—	—

M&E - 0.60%	364,714	—	—	—

M&E - 0.60% - FFF	—	—	—	—

M&E - 0.65%	182,668	—	—	—

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	—	—	—

M&E - 0.80% - FFF	—	—	—	—

M&E - 1.30%	—	—	—	—

32

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	Vanguard - Total Bond Market Index Subaccount	American Funds - Asset Allocation Subaccount	American Funds - Bond Subaccount	American Funds - Growth & Income Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$1.322248	$—	$—	$—

M&E - 0.45%	$1.313074	$—	$—	$—

M&E - 0.45% - FFF	$1.055136	$—	$—	$—

M&E - 0.50%	$1.311440	$—	$—	$—

M&E - 0.55%	$1.308397	$—	$—	$—

M&E - 0.60%	$1.225526	$—	$—	$—

M&E - 0.60% - FFF	$1.054097	$—	$—	$—

M&E - 0.65%	$1.223323	$—	$—	$—

M&E - 0.70%	$1.299401	$—	$—	$—

M&E - 0.80%	$1.216761	$—	$—	$—

M&E - 0.80% - FFF	$1.052713	$—	$—	$—

M&E - 1.30%	$—	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—	—

M&E - 0.45%	—	—	—	—

M&E - 0.50%	—	—	—	—

M&E - 0.55%	—	—	—	—

M&E - 0.60%	—	30,554	59,111	43,436

M&E - 0.65%	—	60,118	—	11,178

M&E - 0.70%	—	—	—	—

M&E - 0.80%	—	12,110	—	—

M&E - 1.30%	—	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—	$—

M&E - 0.45%	$—	$0.938858	$1.036163	$0.910394

M&E - 0.50%	$—	$1.132118	$1.106064	$1.086910

M&E - 0.55%	$—	$1.130918	$1.104887	$1.085783

M&E - 0.60%	$—	$1.129746	$1.103735	$1.084645

M&E - 0.65%	$—	$1.128573	$1.102584	$1.083511

M&E - 0.70%	$—	$1.127379	$1.101406	$1.082365

M&E - 0.80%	$—	$1.125014	$1.099130	$1.080115

M&E - 1.30%	$—	$1.113350	$1.087721	$—

See accompanying notes.

33

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	American Funds - Growth Subaccount	American Funds - International Subaccount	GE Investments Total Return Subaccount
Assets
Investment in securities:
Number of shares - Initial	—	—	—

Cost	$—	$—	$—

Number of shares - Service	1,281.144	11,686.654	1,026.236

Cost	$73,038	$186,599	$16,127

Investments in mutual funds, Level 1 quoted price at net asset value	$66,210	$177,170	$16,030
Receivable for units sold	—	—	—

Total assets	66,210	177,170	16,030

Liabilities
Payable for units redeemed	1	—	1

	$66,209	$177,170	$16,029

Net Assets:
Deferred annuity contracts terminable by owners	$66,209	$177,170	$16,029

Total Net Assets	$66,209	$177,170	$16,029

Accumulation units outstanding - Initial:
M&E - 0.30%	—	—	—

M&E - 0.45%	—	—	—

M&E - 0.45% - FFF	—	—	—

M&E - 0.50%	—	—	—

M&E - 0.55%	—	—	—

M&E - 0.60%	—	—	—

M&E - 0.60% - FFF	—	—	—

M&E - 0.65%	—	—	—

M&E - 0.70%	—	—	—

M&E - 0.80%	—	—	—

M&E - 0.80% - FFF	—	—	—

M&E - 1.30%	—	—	—

34

Transamerica Life Insurance Company

Separate Account VA X

Statements of Assets and Liabilities

December 31, 2011

Item Description	American Funds - Growth Subaccount	American Funds - International Subaccount	GE Investments Total Return Subaccount
Accumulation unit value - Initial:
M&E - 0.30%	$—	$—	$—

M&E - 0.45%	$—	$—	$—

M&E - 0.45% - FFF	$—	$—	$—

M&E - 0.50%	$—	$—	$—

M&E - 0.55%	$—	$—	$—

M&E - 0.60%	$—	$—	$—

M&E - 0.60% - FFF	$—	$—	$—

M&E - 0.65%	$—	$—	$—

M&E - 0.70%	$—	$—	$—

M&E - 0.80%	$—	$—	$—

M&E - 0.80% - FFF	$—	$—	$—

M&E - 1.30%	$—	$—	$—

Accumulation units outstanding - Service:
M&E - 0.30%	—	—	—

M&E - 0.45%	—	—	—

M&E - 0.50%	—	—	—

M&E - 0.55%	—	—	—

M&E - 0.60%	—	70,819	15,294

M&E - 0.65%	59,154	128,493	—

M&E - 0.70%	—	—	—

M&E - 0.80%	—	—	—

M&E - 1.30%	—	—	—

Accumulation unit value - Service:
M&E - 0.30%	$—	$—	$—

M&E - 0.45%	$0.873706	$0.781352	$0.911432

M&E - 0.50%	$1.122785	$0.891377	$1.050286

M&E - 0.55%	$1.121607	$0.890454	$1.049189

M&E - 0.60%	$1.120434	$0.889503	$1.048098

M&E - 0.65%	$1.119262	$0.888575	$1.046993

M&E - 0.70%	$1.118090	$0.887632	$1.045904

M&E - 0.80%	$1.115758	$0.885786	$1.043712

M&E - 1.30%	$—	$—	$1.032864

See accompanying notes.

35

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Asset Allocation- Conservative Subaccount	TA Asset Allocation-Growth Subaccount	TA Asset Allocation- Moderate Subaccount	TA Asset Allocation- Moderate Growth Subaccount
Net Assets as of January 1, 2010	$1,819,021	$45,481	$5,628,385	$3,023,425

Investment Income:
Dividends	56,266	414	160,512	68,821
Investment Expenses:
Mortality and expense risk and other charges	10,620	174	33,301	23,915

Net investment income (loss)	45,646	240	127,211	44,906

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	5,089	—	—	—
Realized gain (loss) on investments	42,916	(26,391)	240,873	(162,838)

Net realized capital gains (losses) on investments	48,005	(26,391)	240,873	(162,838)
Net change in unrealized appreciation/depreciation	55,059	26,663	143,303	475,645

Net Gain (Loss) on Investment	103,064	272	384,176	312,807

Increase (decrease) in net assets from operations	148,710	512	511,387	357,713

Increase (decrease) in net assets from contract transactions	394,448	(45,993)	(878,565)	25,953

Total increase (decrease) in net assets	543,158	(45,481)	(367,178)	383,666

Net Assets as of December 31, 2010	$2,362,179	$—	$5,261,207	$3,407,091

Investment Income:
Dividends	76,745	—	101,909	84,685
Investment Expenses:
Mortality and expense risk and other charges	15,841	—	30,844	28,557

Net investment income (loss)	60,904	—	71,065	56,128

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	79,679	—	355,051	(4,057)

Net realized capital gains (losses) on investments	79,679	—	355,051	(4,057)
Net change in unrealized appreciation/depreciation	(114,498)	—	(424,355)	(197,780)

Net Gain (Loss) on Investment	(34,819)	—	(69,304)	(201,837)

Increase (decrease) in net assets from operations	26,085	—	1,761	(145,709)

Increase (decrease) in net assets from contract transactions	732,233	—	(817,771)	861,446

Total increase (decrease) in net assets	758,318	—	(816,010)	715,737

Net Assets as of December 31, 2011	$3,120,497	$—	$4,445,197	$4,122,828

See accompanying notes.

36

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA BlackRock Large Cap Value Subaccount	TA Clarion Global Real Estate Securities Subaccount	TA JPMorgan Enhanced Index Subaccount	TA Jennison Growth Subaccount
Net Assets as of January 1, 2010	$12,773	$13,770	$—	$—

Investment Income:
Dividends	2,529	800	—	79
Investment Expenses:
Mortality and expense risk and other charges	1,519	82	—	839

Net investment income (loss)	1,010	718	—	(760)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(594)	1,795	—	(8,628)

Net realized capital gains (losses) on investments	(594)	1,795	—	(8,628)
Net change in unrealized appreciation/depreciation	7,843	(582)	—	13,104

Net Gain (Loss) on Investment	7,249	1,213	—	4,476

Increase (decrease) in net assets from operations	8,259	1,931	—	3,716

Increase (decrease) in net assets from contract transactions	365,252	10,866	—	163,927

Total increase (decrease) in net assets	373,511	12,797	—	167,643

Net Assets as of December 31, 2010	$386,284	$26,567	$—	$167,643

Investment Income:
Dividends	6,714	1,941	—	189
Investment Expenses:
Mortality and expense risk and other charges	2,422	208	—	1,061

Net investment income (loss)	4,292	1,733	—	(872)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	2,086	21	—	3,771

Net realized capital gains (losses) on investments	2,086	21	—	3,771
Net change in unrealized appreciation/depreciation	4,241	(4,052)	—	(7,115)

Net Gain (Loss) on Investment	6,327	(4,031)	—	(3,344)

Increase (decrease) in net assets from operations	10,619	(2,298)	—	(4,216)

Increase (decrease) in net assets from contract transactions	82,425	36,846	—	54,086

Total increase (decrease) in net assets	93,044	34,548	—	49,870

Net Assets as of December 31, 2011	$479,328	$61,115	$—	$217,513

See accompanying notes.

37

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA AEGON High Yield Bond Subaccount	TA MFS International Equity Fund Subaccount	TA T.Rowe Price Small Cap Subaccount	TA Third Avenue Value Subaccount
Net Assets as of January 1, 2010	$394,546	$—	$28,530	$396,132

Investment Income:
Dividends	32,451	—	—	11,039
Investment Expenses:
Mortality and expense risk and other charges	2,197	—	144	2,493

Net investment income (loss)	30,254	—	(144)	8,546

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	64,479	—	2,681	3,906

Net realized capital gains (losses) on investments	64,479	—	2,681	3,906
Net change in unrealized appreciation/depreciation	(59,599)	—	4,957	42,339

Net Gain (Loss) on Investment	4,880	—	7,638	46,245

Increase (decrease) in net assets from operations	35,134	—	7,494	54,791

Increase (decrease) in net assets from contract transactions	(232,047)	—	5,081	(18,260)

Total increase (decrease) in net assets	(196,913)	—	12,575	36,531

Net Assets as of December 31, 2010	$197,633	$—	$41,105	$432,663

Investment Income:
Dividends	26,102	—	—	20,305
Investment Expenses:
Mortality and expense risk and other charges	1,927	83	590	2,542

Net investment income (loss)	24,175	(83)	(590)	17,763

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(3,855)	(61)	9,092	17,734

Net realized capital gains (losses) on investments	(3,855)	(61)	9,092	17,734
Net change in unrealized appreciation/depreciation	(8,973)	(1,354)	(12,218)	(91,908)

Net Gain (Loss) on Investment	(12,828)	(1,415)	(3,126)	(74,174)

Increase (decrease) in net assets from operations	11,347	(1,498)	(3,716)	(56,411)

Increase (decrease) in net assets from contract transactions	55,203	73,124	153,214	11,916

Total increase (decrease) in net assets	66,550	71,626	149,498	(44,495)

Net Assets as of December 31, 2011	$264,183	$71,626	$190,603	$388,168

See accompanying notes.

38

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Multi- Managed Balanced Subaccount	TA AllianceBernstein Dynamic Allocation Subaccount	TA WMC Diversified Growth Subaccount	TA AEGON Money Market Subaccount
Net Assets as of January 1, 2010	$12,613	$64,172	$8,282	$1,455,765

Investment Income:
Dividends	1	6,042	43	60
Investment Expenses:
Mortality and expense risk and other charges	13	536	51	6,342

Net investment income (loss)	(12)	5,506	(8)	(6,282)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,980	(22,568)	456	—

Net realized capital gains (losses) on investments	1,980	(22,568)	456	—
Net change in unrealized appreciation/depreciation	(2,189)	26,495	671	—

Net Gain (Loss) on Investment	(209)	3,927	1,127	—

Increase (decrease) in net assets from operations	(221)	9,433	1,119	(6,282)

Increase (decrease) in net assets from contract transactions	1,600	212,917	(254)	(538,561)

Total increase (decrease) in net assets	1,379	222,350	865	(544,843)

Net Assets as of December 31, 2010	$13,992	$286,522	$9,147	$910,922

Investment Income:
Dividends	316	2,516	23	62
Investment Expenses:
Mortality and expense risk and other charges	146	2,447	54	6,688

Net investment income (loss)	170	69	(31)	(6,626)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	62	(5,288)	1,195	—

Net realized capital gains (losses) on investments	62	(5,288)	1,195	—
Net change in unrealized appreciation/depreciation	794	8,111	(1,238)	—

Net Gain (Loss) on Investment	856	2,823	(43)	—

Increase (decrease) in net assets from operations	1,026	2,892	(74)	(6,626)

Increase (decrease) in net assets from contract transactions	16,732	78,949	60,384	534,203

Total increase (decrease) in net assets	17,758	81,841	60,310	527,577

Net Assets as of December 31, 2011	$31,750	$368,363	$69,457	$1,438,499

See accompanying notes.

39

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA AEGON U.S. Government Securities PAM Subaccount	TA Morgan Stanley Active International Allocation Subaccount	TA Multi Managed Large Cap Core Subaccount	TA Morgan Stanley Mid-Cap Growth Subaccount
Net Assets as of January 1, 2010	$—	$32,063	$—	$—

Investment Income:
Dividends	—	2,283	139	101
Investment Expenses:
Mortality and expense risk and other charges	—	551	105	472

Net investment income (loss)	—	1,732	34	(371)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	(9,664)	7	1,496

Net realized capital gains (losses) on investments	—	(9,664)	7	1,496
Net change in unrealized appreciation/depreciation	—	16,715	3,827	24,864

Net Gain (Loss) on Investment	—	7,051	3,834	26,360

Increase (decrease) in net assets from operations	—	8,783	3,868	25,989

Increase (decrease) in net assets from contract transactions	—	66,116	19,312	94,867

Total increase (decrease) in net assets	—	74,899	23,180	120,856

Net Assets as of December 31, 2010	$—	$106,962	$23,180	$120,856

Investment Income:
Dividends	—	1,473	173	347
Investment Expenses:
Mortality and expense risk and other charges	—	613	143	662

Net investment income (loss)	—	860	30	(315)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	(1,721)	26	9,063

Net realized capital gains (losses) on investments	—	(1,721)	26	9,063
Net change in unrealized appreciation/depreciation	—	(15,964)	(762)	(16,833)

Net Gain (Loss) on Investment	—	(17,685)	(736)	(7,770)

Increase (decrease) in net assets from operations	—	(16,825)	(706)	(8,085)

Increase (decrease) in net assets from contract transactions	—	(6,795)	1,708	37,172

Total increase (decrease) in net assets	—	(23,620)	1,002	29,087

Net Assets as of December 31, 2011	$—	$83,342	$24,182	$149,943

See accompanying notes.

40

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA International Moderate Growth Subaccount	TA Systematic Small/Mid Cap Value Subaccount	TA ProFunds UltraBear Fund OAM Subaccount	TA BlackRock Global Allocation Subaccount
Net Assets as of January 1, 2010	$1,010,600	$28,267	$—	$—

Investment Income:
Dividends	23,867	883	—	2,271
Investment Expenses:
Mortality and expense risk and other charges	6,979	642	392	2,498

Net investment income (loss)	16,888	241	(392)	(227)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	(41,130)	7,416	(34,085)	420

Net realized capital gains (losses) on investments	(41,130)	7,416	(34,085)	420
Net change in unrealized appreciation/depreciation	107,051	22,929	(4,631)	69,238

Net Gain (Loss) on Investment	65,921	30,345	(38,716)	69,658

Increase (decrease) in net assets from operations	82,809	30,586	(39,108)	69,431

Increase (decrease) in net assets from contract transactions	(95,742)	90,279	76,895	775,893

Total increase (decrease) in net assets	(12,933)	120,865	37,787	845,324

Net Assets as of December 31, 2010	$997,667	$149,132	$37,787	$845,324

Investment Income:
Dividends	18,230	228	—	6,548
Investment Expenses:
Mortality and expense risk and other charges	6,982	871	600	7,956

Net investment income (loss)	11,248	(643)	(600)	(1,408)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	3,609
Realized gain (loss) on investments	7,905	8,278	(36,430)	1,491

Net realized capital gains (losses) on investments	7,905	8,278	(36,430)	5,100
Net change in unrealized appreciation/depreciation	(101,049)	(14,313)	(44,418)	(57,766)

Net Gain (Loss) on Investment	(93,144)	(6,035)	(80,848)	(52,666)

Increase (decrease) in net assets from operations	(81,896)	(6,678)	(81,448)	(54,074)

Increase (decrease) in net assets from contract transactions	(43,569)	(12,756)	321,960	651,696

Total increase (decrease) in net assets	(125,465)	(19,434)	240,512	597,622

Net Assets as of December 31, 2011	$872,202	$129,698	$278,299	$1,442,946

See accompanying notes.

41

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA BlackRock Tactical Allocation Subaccount	TA PIMCO Total Return Subaccount	TA AEGON U.S. Government Securities Subaccount	TA Vanguard ETF Index - Balanced Subaccount
Net Assets as of January 1, 2010	$—	$1,626,722	$380,298	$55,394

Investment Income:
Dividends	223	69,569	8,197	9,357
Investment Expenses:
Mortality and expense risk and other charges	290	10,834	1,649	3,377

Net investment income (loss)	(67)	58,735	6,548	5,980

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	173	2,434	6,413	8,568
Realized gain (loss) on investments	(27)	29,203	14,705	1,405

Net realized capital gains (losses) on investments	146	31,637	21,118	9,973
Net change in unrealized appreciation/depreciation	4,021	4,324	(18,252)	62,629

Net Gain (Loss) on Investment	4,167	35,961	2,866	72,602

Increase (decrease) in net assets from operations	4,100	94,696	9,414	78,582

Increase (decrease) in net assets from contract transactions	62,469	191,753	(75,615)	787,551

Total increase (decrease) in net assets	66,569	286,449	(66,201)	866,133

Net Assets as of December 31, 2010	$66,569	$1,913,171	$314,097	$921,527

Investment Income:
Dividends	949	49,258	9,075	13,445
Investment Expenses:
Mortality and expense risk and other charges	503	13,603	1,978	7,058

Net investment income (loss)	446	35,655	7,097	6,387

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	702	56,122	6,168	14,254
Realized gain (loss) on investments	549	23,012	4,400	12,229

Net realized capital gains (losses) on investments	1,251	79,134	10,568	26,483
Net change in unrealized appreciation/depreciation	703	(1,345)	6,322	(32,562)

Net Gain (Loss) on Investment	1,954	77,789	16,890	(6,079)

Increase (decrease) in net assets from operations	2,400	113,444	23,987	308

Increase (decrease) in net assets from contract transactions	41,325	139,327	150,744	506,919

Total increase (decrease) in net assets	43,725	252,771	174,731	507,227

Net Assets as of December 31, 2011	$110,294	$2,165,942	$488,828	$1,428,754

See accompanying notes.

42

Transamerica Life Insurance Company

Separate Account VA X
Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Vanguard ETF Index - Growth Subaccount	TA Efficient Markets Subaccount	TA Janus Balanced Subaccount	TA Hanlon Balanced Subaccount
Net Assets as of January 1, 2010	$2,230,999	$49,315	$—	$—

Investment Income:
Dividends	26,935	310	43	414
Investment Expenses:
Mortality and expense risk and other charges	16,423	372	145	723

Net investment income (loss)	10,512	(62)	(102)	(309)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	22,891	837	102	202
Realized gain (loss) on investments	220,538	9,804	(1)	(192)

Net realized capital gains (losses) on investments	243,429	10,641	101	10
Net change in unrealized appreciation/depreciation	57,658	(3,752)	2,068	(3,270)

Net Gain (Loss) on Investment	301,087	6,889	2,169	(3,260)

Increase (decrease) in net assets from operations	311,599	6,827	2,067	(3,569)

Increase (decrease) in net assets from contract transactions	194,891	(648)	34,294	128,833

Total increase (decrease) in net assets	506,490	6,179	36,361	125,264

Net Assets as of December 31, 2010	$2,737,489	$55,494	$36,361	$125,264

Investment Income:
Dividends	42,741	426	51	1,774
Investment Expenses:
Mortality and expense risk and other charges	20,186	413	210	846

Net investment income (loss)	22,555	13	(159)	928

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	30,922	792	—	—
Realized gain (loss) on investments	50,843	172	(156)	(610)

Net realized capital gains (losses) on investments	81,765	964	(156)	(610)
Net change in unrealized appreciation/depreciation	(171,081)	(393)	(4,894)	(6,291)

Net Gain (Loss) on Investment	(89,316)	571	(5,050)	(6,901)

Increase (decrease) in net assets from operations	(66,761)	584	(5,209)	(5,973)

Increase (decrease) in net assets from contract transactions	274,976	30,805	12,846	20,057

Total increase (decrease) in net assets	208,215	31,389	7,637	14,084

Net Assets as of December 31, 2011	$2,945,704	$86,883	$43,998	$139,348

See accompanying notes.

43

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Hanlon Growth and Income Subaccount	TA Hanlon Growth Subaccount	TA Hanlon Income Subaccount	TA Vanguard ETF Index - Aggressive Growth Subaccount
Net Assets as of January 1, 2010	$—	$—	$—	$—

Investment Income:
Dividends	64	1,419	478	—
Investment Expenses:
Mortality and expense risk and other charges	30	724	1,479	—

Net investment income (loss)	34	695	(1,001)	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	37	943	804	—
Realized gain (loss) on investments	—	(794)	313	—

Net realized capital gains (losses) on investments	37	149	1,117	—
Net change in unrealized appreciation/depreciation	350	839	(2,644)	—

Net Gain (Loss) on Investment	387	988	(1,527)	—

Increase (decrease) in net assets from operations	421	1,683	(2,528)	—

Increase (decrease) in net assets from contract transactions	10,827	163,396	448,814	—

Total increase (decrease) in net assets	11,248	165,079	446,286	—

Net Assets as of December 31, 2010	$11,248	$165,079	$446,286	$—

Investment Income:
Dividends	142	—	6,854	—
Investment Expenses:
Mortality and expense risk and other charges	66	598	2,824	—

Net investment income (loss)	76	(598)	4,030	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	2,253	—
Realized gain (loss) on investments	3	650	224	—

Net realized capital gains (losses) on investments	3	650	2,477	—
Net change in unrealized appreciation/depreciation	(978)	(835)	4,049	44

Net Gain (Loss) on Investment	(975)	(185)	6,526	44

Increase (decrease) in net assets from operations	(899)	(783)	10,556	44

Increase (decrease) in net assets from contract transactions	(35)	(163,793)	8,386	1,000

Total increase (decrease) in net assets	(934)	(164,576)	18,942	1,044

Net Assets as of December 31, 2011	$10,314	$503	$465,228	$1,044

See accompanying notes.

44

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA Vanguard ETF Index - Conservative Subaccount	TA JPMorgan Midcap Value Subaccount	TA AEGON Tactical Vanguard ETF - Growth Subaccount(1)	TA AEGON Tactical Vanguard ETF - Balanced Subaccount(1)
Net Assets as of January 1, 2010	$—	$—	$—	$—

Investment Income:
Dividends	4	154	—	—
Investment Expenses:
Mortality and expense risk and other charges	84	41	—	—

Net investment income (loss)	(80)	113	—	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	9	537	—	—

Net realized capital gains (losses) on investments	9	537	—	—
Net change in unrealized appreciation/depreciation	1,702	638	—	—

Net Gain (Loss) on Investment	1,711	1,175	—	—

Increase (decrease) in net assets from operations	1,631	1,288	—	—

Increase (decrease) in net assets from contract transactions	32,918	5,840	—	—

Total increase (decrease) in net assets	34,549	7,128	—	—

Net Assets as of December 31, 2010	$34,549	$7,128	$—	$—

Investment Income:
Dividends	772	53	—	—
Investment Expenses:
Mortality and expense risk and other charges	629	48	130	55

Net investment income (loss)	143	5	(130)	(55)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	343	—	—	—
Realized gain (loss) on investments	2,348	352	(57)	85

Net realized capital gains (losses) on investments	2,691	352	(57)	85
Net change in unrealized appreciation/depreciation	(1,217)	1,173	2,364	769

Net Gain (Loss) on Investment	1,474	1,525	2,307	854

Increase (decrease) in net assets from operations	1,617	1,530	2,177	799

Increase (decrease) in net assets from contract transactions	49,969	34,704	168,435	21,342

Total increase (decrease) in net assets	51,586	36,234	170,612	22,141

Net Assets as of December 31, 2011	$86,135	$43,362	$170,612	$22,141

See accompanying notes.

45

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	TA AEGON Tactical Vanguard ETF - Conservative Subaccount(1)	TA PIMCO Real Return TIPS Subaccount(1)	TA JPMorgan Core Bond Subaccount(1)	TA JPMorgan Tactical Allocation Subaccount(1)
Net Assets as of January 1, 2010	$—	$—	$—	$—

Investment Income:
Dividends	—	—	—	—
Investment Expenses:
Mortality and expense risk and other charges	—	—	—	—

Net investment income (loss)	—	—	—	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	—	—	—

Net realized capital gains (losses) on investments	—	—	—	—
Net change in unrealized appreciation/depreciation	—	—	—	—

Net Gain (Loss) on Investment	—	—	—	—

Increase (decrease) in net assets from operations	—	—	—	—

Increase (decrease) in net assets from contract transactions	—	—	—	—

Total increase (decrease) in net assets	—	—	—	—

Net Assets as of December 31, 2010	$—	$—	$—	$—

Investment Income:
Dividends	—	—	—	—
Investment Expenses:
Mortality and expense risk and other charges	8	135	69	—

Net investment income (loss)	(8)	(135)	(69)	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	—	5	1	—

Net realized capital gains (losses) on investments	—	5	1	—
Net change in unrealized appreciation/depreciation	150	1,437	461	—

Net Gain (Loss) on Investment	150	1,442	462	—

Increase (decrease) in net assets from operations	142	1,307	393	—

Increase (decrease) in net assets from contract transactions	24,578	74,919	40,022	—

Total increase (decrease) in net assets	24,720	76,226	40,415	—

Net Assets as of December 31, 2011	$24,720	$76,226	$40,415	$—

See accompanying notes.

46

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	AllianceBernstein Balanced Wealth Strategy Subaccount	Franklin Templeton VIP Founding Funds Allocation Subaccount	NVIT Developing Markets Subaccount	Fidelity VIP Contrafund® Subaccount
Net Assets as of January 1, 2010	$120	$344,908	$6,710	$128,521

Investment Income:
Dividends	3	7,746	—	1,515
Investment Expenses:
Mortality and expense risk and other charges	7	3,158	153	679

Net investment income (loss)	(4)	4,588	(153)	836

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	29	—	55
Realized gain (loss) on investments	2	697	1,277	(12,048)

Net realized capital gains (losses) on investments	2	726	1,277	(11,993)
Net change in unrealized appreciation/depreciation	379	26,328	2,707	27,998

Net Gain (Loss) on Investment	381	27,054	3,984	16,005

Increase (decrease) in net assets from operations	377	31,642	3,831	16,841

Increase (decrease) in net assets from contract transactions	35,601	6,535	47,926	(12,715)

Total increase (decrease) in net assets	35,978	38,177	51,757	4,126

Net Assets as of December 31, 2010	$36,098	$383,085	$58,467	$132,647

Investment Income:
Dividends	3	79	158	2,435
Investment Expenses:
Mortality and expense risk and other charges	12	4,391	333	1,128

Net investment income (loss)	(9)	(4,312)	(175)	1,307

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	1,089	8,788	1,678	8,075

Net realized capital gains (losses) on investments	1,089	8,788	1,678	8,075
Net change in unrealized appreciation/depreciation	(403)	(26,816)	(17,250)	(19,638)

Net Gain (Loss) on Investment	686	(18,028)	(15,572)	(11,563)

Increase (decrease) in net assets from operations	677	(22,340)	(15,747)	(10,256)

Increase (decrease) in net assets from contract transactions	(36,655)	23,719	31,869	105,158

Total increase (decrease) in net assets	(35,978)	1,379	16,122	94,902

Net Assets as of December 31, 2011	$120	$384,464	$74,589	$227,549

See accompanying notes.

47

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Fidelity VIP Equity-Income Subaccount	Fidelity VIP Growth Subaccount	Fidelity VIP Mid Cap Subaccount	Fidelity VIP Value Strategies Subaccount
Net Assets as of January 1, 2010	$—	$3,191	$16,080	$—

Investment Income:
Dividends	198	19	14	31
Investment Expenses:
Mortality and expense risk and other charges	29	25	31	40

Net investment income (loss)	169	(6)	(17)	(9)

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	20	34	—
Realized gain (loss) on investments	118	269	1,638	796

Net realized capital gains (losses) on investments	118	289	1,672	796
Net change in unrealized appreciation/depreciation	1,182	777	(1,012)	687

Net Gain (Loss) on Investment	1,300	1,066	660	1,483

Increase (decrease) in net assets from operations	1,469	1,060	643	1,474

Increase (decrease) in net assets from contract transactions	10,584	3,545	(12,597)	4,802

Total increase (decrease) in net assets	12,053	4,605	(11,954)	6,276

Net Assets as of December 31, 2010	$12,053	$7,796	$4,126	$6,276

Investment Income:
Dividends	4,691	189	167	341
Investment Expenses:
Mortality and expense risk and other charges	615	93	214	66

Net investment income (loss)	4,076	96	(47)	275

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	89	110	—
Realized gain (loss) on investments	433	486	442	(1,685)

Net realized capital gains (losses) on investments	433	575	552	(1,685)
Net change in unrealized appreciation/depreciation	(10,818)	(3,059)	(6,865)	(1,396)

Net Gain (Loss) on Investment	(10,385)	(2,484)	(6,313)	(3,081)

Increase (decrease) in net assets from operations	(6,309)	(2,388)	(6,360)	(2,806)

Increase (decrease) in net assets from contract transactions	175,090	43,209	60,909	27,087

Total increase (decrease) in net assets	168,781	40,821	54,549	24,281

Net Assets as of December 31, 2011	$180,834	$48,617	$58,675	$30,557

See accompanying notes.

48

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Fidelity VIP Balanced Subaccount	Wanger International Subaccount	Wanger USA Subaccount	Vanguard - Equity Index Subaccount
Net Assets as of January 1, 2010	$68,398	$45,896	$8,283	$119,884

Investment Income:
Dividends	807	2,004	—	2,441
Investment Expenses:
Mortality and expense risk and other charges	539	449	327	1,263

Net investment income (loss)	268	1,555	(327)	1,178

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	313	—	—	1,359
Realized gain (loss) on investments	10,332	3,446	2,582	3,544

Net realized capital gains (losses) on investments	10,645	3,446	2,582	4,903
Net change in unrealized appreciation/depreciation	(627)	13,596	8,781	30,348

Net Gain (Loss) on Investment	10,018	17,042	11,363	35,251

Increase (decrease) in net assets from operations	10,286	18,597	11,036	36,429

Increase (decrease) in net assets from contract transactions	(6,750)	37,875	59,417	194,665

Total increase (decrease) in net assets	3,536	56,472	70,453	231,094

Net Assets as of December 31, 2010	$71,934	$102,368	$78,736	$350,978

Investment Income:
Dividends	3,017	5,433	—	6,112
Investment Expenses:
Mortality and expense risk and other charges	781	742	491	2,496

Net investment income (loss)	2,236	4,691	(491)	3,616

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	566	2,616	7,827	12,068
Realized gain (loss) on investments	890	14,263	(925)	6,066

Net realized capital gains (losses) on investments	1,456	16,879	6,902	18,134
Net change in unrealized appreciation/depreciation	(7,625)	(43,000)	(11,956)	(19,237)

Net Gain (Loss) on Investment	(6,169)	(26,121)	(5,054)	(1,103)

Increase (decrease) in net assets from operations	(3,933)	(21,430)	(5,545)	2,513

Increase (decrease) in net assets from contract transactions	130,177	61,941	8,226	91,013

Total increase (decrease) in net assets	126,244	40,511	2,681	93,526

Net Assets as of December 31, 2011	$198,178	$142,879	$81,417	$444,504

See accompanying notes.

49

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Vanguard - International Subaccount	Vanguard - Mid- Cap Index Subaccount	Vanguard - REIT Index Subaccount	Vanguard - Short- Term Investment Grade Subaccount
Net Assets as of January 1, 2010	$216,767	$40,453	$30,029	$581,909

Investment Income:
Dividends	3,510	372	850	17,633
Investment Expenses:
Mortality and expense risk and other charges	1,619	579	291	4,954

Net investment income (loss)	1,891	(207)	559	12,679

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	7,219	5,219	1,043	3,652

Net realized capital gains (losses) on investments	7,219	5,219	1,043	3,652
Net change in unrealized appreciation/depreciation	34,976	19,783	7,869	17,772

Net Gain (Loss) on Investment	42,195	25,002	8,912	21,424

Increase (decrease) in net assets from operations	44,086	24,795	9,471	34,103

Increase (decrease) in net assets from contract transactions	105,112	100,721	36,760	526,475

Total increase (decrease) in net assets	149,198	125,516	46,231	560,578

Net Assets as of December 31, 2010	$365,965	$165,969	$76,260	$1,142,487

Investment Income:
Dividends	6,311	1,639	1,153	45,190
Investment Expenses:
Mortality and expense risk and other charges	3,067	1,915	533	8,972

Net investment income (loss)	3,244	(276)	620	36,218

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	810	12,824
Realized gain (loss) on investments	27,650	9,670	17,029	5,315

Net realized capital gains (losses) on investments	27,650	9,670	17,839	18,139
Net change in unrealized appreciation/depreciation	(126,564)	(39,052)	(11,964)	(35,378)

Net Gain (Loss) on Investment	(98,914)	(29,382)	5,875	(17,239)

Increase (decrease) in net assets from operations	(95,670)	(29,658)	6,495	18,979

Increase (decrease) in net assets from contract transactions	210,857	243,286	26,587	474,108

Total increase (decrease) in net assets	115,187	213,628	33,082	493,087

Net Assets as of December 31, 2011	$481,152	$379,597	$109,342	$1,635,574

See accompanying notes.

50

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	Vanguard - Total Bond Market Index Subaccount	American Funds - Asset Allocation Subaccount	American Funds - Bond Subaccount	American Funds - Growth & Income Subaccount
Net Assets as of January 1, 2010	$596,967	$—	$—	$—

Investment Income:
Dividends	17,564	1,271	570	—
Investment Expenses:
Mortality and expense risk and other charges	3,488	348	112	—

Net investment income (loss)	14,076	923	458	—

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	854	—	—	—
Realized gain (loss) on investments	10,085	(113)	162	—

Net realized capital gains (losses) on investments	10,939	(113)	162	—
Net change in unrealized appreciation/depreciation	4,131	5,083	(181)	—

Net Gain (Loss) on Investment	15,070	4,970	(19)	—

Increase (decrease) in net assets from operations	29,146	5,893	439	—

Increase (decrease) in net assets from contract transactions	105,194	83,732	22,663	—

Total increase (decrease) in net assets	134,340	89,625	23,102	—

Net Assets as of December 31, 2010	$731,307	$89,625	$23,102	$—

Investment Income:
Dividends	31,449	2,240	1,791	886
Investment Expenses:
Mortality and expense risk and other charges	6,900	1,119	272	294

Net investment income (loss)	24,549	1,121	1,519	592

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	8,542	—	—	—
Realized gain (loss) on investments	15,579	449	296	(5,012)

Net realized capital gains (losses) on investments	24,121	449	296	(5,012)
Net change in unrealized appreciation/depreciation	30,172	(1,786)	(191)	(1,093)

Net Gain (Loss) on Investment	54,293	(1,337)	105	(6,105)

Increase (decrease) in net assets from operations	78,842	(216)	1,624	(5,513)

Increase (decrease) in net assets from contract transactions	694,345	26,580	40,517	64,736

Total increase (decrease) in net assets	773,187	26,364	42,141	59,223

Net Assets as of December 31, 2011	$1,504,494	$115,989	$65,243	$59,223

See accompanying notes.

51

Transamerica Life Insurance Company

Separate Account VA X

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2010 and 2011, Except as Noted

	American Funds - Growth Subaccount	American Funds - International Subaccount	GE Investments Total Return Subaccount
Net Assets as of January 1, 2010	$—	$—	$—

Investment Income:
Dividends	—	581	191
Investment Expenses:
Mortality and expense risk and other charges	—	215	93

Net investment income (loss)	—	366	98

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—
Realized gain (loss) on investments	—	8	1

Net realized capital gains (losses) on investments	—	8	1
Net change in unrealized appreciation/depreciation	—	3,166	680

Net Gain (Loss) on Investment	—	3,174	681

Increase (decrease) in net assets from operations	—	3,540	779

Increase (decrease) in net assets from contract transactions	—	27,036	16,034

Total increase (decrease) in net assets	—	30,576	16,813

Net Assets as of December 31, 2010	$—	$30,576	$16,813

Investment Income:
Dividends	447	3,064	253
Investment Expenses:
Mortality and expense risk and other charges	579	461	133

Net investment income (loss)	(132)	2,603	120

Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—
Realized gain (loss) on investments	(1,342)	(276)	9

Net realized capital gains (losses) on investments	(1,342)	(276)	9
Net change in unrealized appreciation/depreciation	(6,828)	(12,595)	(777)

Net Gain (Loss) on Investment	(8,170)	(12,871)	(768)

Increase (decrease) in net assets from operations	(8,302)	(10,268)	(648)

Increase (decrease) in net assets from contract transactions	74,511	156,862	(136)

Total increase (decrease) in net assets	66,209	146,594	(784)

Net Assets as of December 31, 2011	$66,209	$177,170	$16,029

See accompanying notes.

52

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA X (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Flexible Premium Variable Annuity - I.

The TA AEGON U.S. Government Securities-Portfolio Asset Manager-Initial Class (PAM) and the TA Profunds UltraBear-Open Allocation Method-Service Class (OAM) are included in the subaccount listing only to facilitate a contract owner purchase option.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust-Initial Class:	Transamerica Series Trust-Initial Class:
TA Asset Allocation-Conservative	Transamerica Asset Allocation-Conservative VP
TA Asset Allocation-Growth	Transamerica Asset Allocation-Growth VP
TA Asset Allocation-Moderate	Transamerica Asset Allocation-Moderate VP
TA Asset Allocation-Moderate Growth	Transamerica Asset Allocation-Moderate Growth VP
TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA Jennison Growth	Transamerica Jennison Growth VP
TA AEGON High Yield Bond	Transamerica AEGON High Yield Bond VP
TA MFS International Equity Fund	Transamerica MFS International Equity Fund VP
TA T.Rowe Price Small Cap	Transamerica T.Rowe Price Small Cap VP
TA Third Avenue Value	Transamerica Third Avenue Value VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP
TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP
TA AEGON Money Market	Transamerica AEGON Money Market VP
TA AEGON U.S. Government Securities PAM	Transamerica AEGON U.S. Government Securities VP
TA Morgan Stanley Active International Allocation	Transamerica Morgan Stanley Active International Allocation VP
TA Multi Managed Large Cap Core	Transamerica Multi Managed Large Cap Core VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA International Moderate Growth	Transamerica International Moderate Growth Fund VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP

53

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund: (continued)

Subaccount	Mutual Fund
Transamerica Series Trust-Service Class:	Transamerica Series Trust-Service Class:
TA Asset Allocation-Conservative	Transamerica Asset Allocation-Conservative VP
TA Asset Allocation-Growth	Transamerica Asset Allocation-Growth VP
TA Asset Allocation-Moderate	Transamerica Asset Allocation-Moderate VP
TA Asset Allocation-Moderate Growth	Transamerica Asset Allocation-Moderate Growth VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP
TA AEGON Money Market	Transamerica AEGON Money Market VP
TA International Moderate Growth	Transamerica International Moderate Growth VP
TA ProFunds UltraBear Fund OAM	Transamerica ProFunds UltraBear Fund VP
TA BlackRock Global Allocation	Transamerica BlackRock Global Allocation VP
TA BlackRock Tactical Allocation	Transamerica BlackRock Tactical Allocation VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP
TA Vanguard ETF Index - Balanced	Transamerica Index 50 VP
TA Vanguard ETF Index - Growth	Transamerica Index 75 VP
TA Efficient Markets	Transamerica Efficient Markets VP
TA Janus Balanced	Transamerica Janus Balanced VP
TA Hanlon Balanced	Transamerica Hanlon Balanced VP
TA Hanlon Growth and Income	Transamerica Hanlon Growth and Income VP
TA Hanlon Growth	Transamerica Hanlon Growth VP
TA Hanlon Income	Transamerica Hanlon Income VP
TA Vanguard ETF Index - Aggressive Growth	Transamerica Index 100 VP
TA Vanguard ETF Index - Conservative	Transamerica Index 35 VP
TA JPMorgan Midcap Value	Transamerica JPMorgan Midcap Value VP
TA AEGON Tactical Vanguard ETF - Growth	Transamerica AEGON Active Asset Allocation-Moderate Growth VP
TA AEGON Tactical Vanguard ETF - Balanced	Transamerica AEGON Active Asset Allocation-Moderate VP
TA AEGON Tactical Vanguard ETF - Conservative	Transamerica AEGON Active Asset Allocation-Conservative VP
TA PIMCO Real Return TIPS	Transamerica PIMCO Real Return TIPS VP
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP
AllianceBernstein Variable Products Series Fund, Inc.–Class B:	AllianceBernstein Variable Products Series Fund, Inc.–Class B:
AllianceBernstein Balanced Wealth Strategy	AllianceBernstein Balanced Wealth Strategy Portfolio
Franklin Templeton Variable Insurance Products Trust-Class 4:	Franklin Templeton Variable Insurance Products Trust-Class 4:
Franklin Templeton VIP Founding Funds Allocation	Franklin Templeton VIP Founding Funds Allocation

54

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund: (continued)

Subaccount	Mutual Fund
Nationwide Variable Insurance Trust:	Nationwide Variable Insurance Trust:
NVIT Developing Markets	NVIT Developing Markets
Fidelity® Variable Insurance Products Fund-Initial Class	Fidelity® Variable Insurance Products Fund-Initial Class
Fidelity VIP Contrafund®	Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income	Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth	Fidelity VIP Growth Portfolio
Fidelity VIP Mid Cap	Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies	Fidelity VIP Value Strategies Portfolio
Fidelity® Variable Insurance Products Fund–Service Class 2:	Fidelity® Variable Insurance Products Fund–Service Class 2:
Fidelity VIP Balanced	Fidelity VIP Balanced Portfolio
Wanger Advisors Trust:	Wanger Advisors Trust:
Wanger International	Wanger International
Wanger USA	Wanger USA
Vanguard Variable Insurance Fund:	Vanguard Variable Insurance Fund:
Vanguard - Equity Index	Vanguard - Equity Index Portfolio
Vanguard - International	Vanguard - International Portfolio
Vanguard - Mid-Cap Index	Vanguard - Mid-Cap Index Portfolio
Vanguard - REIT Index	Vanguard - REIT Index Portfolio
Vanguard - Short-Term Investment Grade	Vanguard - Short-Term Investment-Grade Portfolio
Vanguard - Total Bond Market Index	Vanguard - Total Bond Market Index Portfolio
American Funds Insurance Series Trust-Class 2:	American Funds Insurance Series Trust-Class 2:
American Funds - Asset Allocation	American Funds - Asset Allocation Fund
American Funds - Bond	American Funds - Bond Fund
American Funds - Growth & Income	American Funds - Growth & Income Fund
American Funds - Growth	American Funds - Growth Fund
American Funds - International	American Funds - International Fund
GE Investments Funds, Inc - Class 3:	GE Investments Funds, Inc - Class 3:
GE Investments Total Return	GE Investments Total Return Fund

Effective December 12, 2011, “Transamerica” has been changed to “TA” and “VP” has been removed from the Subaccount names.

The following Subaccount name changes were made effective during the fiscal year ended December 31, 2011:

Subaccount	Formerly
TA Vanguard ETF Index - Balanced	TA Index 50
TA Vanguard ETF Index - Growth	TA Index 75
TA Vanguard ETF Index - Aggressive Growth	TA Index 100
TA Vanguard ETF Index - Conservative	TA Index 35

55

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

The following Mutual Fund name changes were made effective during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
Transamerica Multi-Managed Balanced VP	Transamerica Balanced VP
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Small/Mid Cap Value VP
Transamerica AEGON Money Market VP	Transamerica Money Market VP
Transamerica AEGON U.S. Government Securities VP	Transamerica U.S. Government Securities VP
Transamerica Janus Balanced VP	Transamerica Foxhall Global Hard Asset VP
Transamerica Hanlon Income VP	Transamerica Hanlon Managed Income VP

The following Mutual Funds merged during the fiscal year ended December 31, 2011:

Mutual Fund	Formerly
Transamerica AEGON Active Asset Allocation-Moderate VP	Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica AEGON Active Asset Allocation-Conservative VP	Transamerica Foxhall Global Conservative VP
Transamerica AEGON Active Asset Allocation-Moderate Growth VP	Transamerica Foxhall Global Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Growth Opportunities VP
Transamerica WMC Diversified Growth VP	Transamerica Diversified Equity VP

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA AEGON Tactical Vanguard ETF - Growth	May 2, 2011
TA AEGON Tactical Vanguard ETF - Balanced	May 2, 2011
TA AEGON Tactical Vanguard ETF - Conservative	May 2, 2011
TA PIMCO Real Return TIPS	May 2, 2011
TA JPMorgan Core Bond	May 2, 2011
TA JPMorgan Tactical Allocation	May 2, 2011
TA Janus Balanced	November 19, 2009
TA Hanlon Balanced	November 19, 2009
TA Hanlon Growth and Income	November 19, 2009
TA Hanlon Growth	November 19, 2009
TA Hanlon Income	November 19, 2009
TA Vanguard ETF Index - Aggressive Growth	November 19, 2009
TA Vanguard ETF Index - Conservative	November 19, 2009
TA JPMorgan Midcap Value	November 19, 2009
American Funds - Asset Allocation	November 19, 2009
American Funds - Bond	November 19, 2009
American Funds - Growth & Income	November 19, 2009
American Funds - Growth	November 19, 2009
American Funds - International	November 19, 2009
GE Investments Total Return	November 19, 2009
TA ProFunds UltraBear Fund OAM	May 1, 2009
TA BlackRock Global Allocation	May 1, 2009
TA BlackRock Tactical Allocation	May 1, 2009

56

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount	Inception Date
TA Efficient Markets	November 10, 2008
AllianceBernstein Balanced Wealth Strategy	November 10, 2008
Franklin Templeton VIP Founding Funds Allocation	November 10, 2008
TA Vanguard ETF Index - Balanced	May 1, 2008
TA Vanguard ETF Index - Growth	May 1, 2008
Fidelity VIP Balanced	May 1, 2008
TA Systematic Small/Mid Cap Value	January 22, 2008
TA Third Avenue Value	May 14, 2007
NVIT Developing Markets	May 14, 2007
Wanger International	May 14, 2007
Wanger USA	May 14, 2007
Vanguard - Equity Index	May 14, 2007
Vanguard - International	May 14, 2007
Vanguard - Mid-Cap Index	May 14, 2007
Vanguard - REIT Index	May 14, 2007
Vanguard - Short-Term Investment Grade	May 14, 2007
Vanguard - Total Bond Market Index	May 14, 2007

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

57

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
TA Asset Allocation-Conservative	$1,343,300	$550,166
TA Asset Allocation-Growth	10	10
TA Asset Allocation-Moderate	571,113	1,317,823
TA Asset Allocation-Moderate Growth	1,658,675	741,109
TA BlackRock Large Cap Value	174,501	87,786
TA Clarion Global Real Estate Securities	48,228	9,648
TA JPMorgan Enhanced Index	—	—
TA Jennison Growth	97,738	44,523
TA AEGON High Yield Bond	287,249	207,872
TA MFS International Equity Fund	92,827	19,786
TA T.Rowe Price Small Cap	210,999	58,376
TA Third Avenue Value	85,634	55,957
TA Multi-Managed Balanced	17,228	327
TA AllianceBernstein Dynamic Allocation	165,550	86,532
TA WMC Diversified Growth	63,630	3,278
TA AEGON Money Market	1,862,477	1,334,907
TA AEGON U.S. Government Securities PAM	—	—
TA Morgan Stanley Active International Allocation	14,290	20,225
TA Multi Managed Large Cap Core	1,879	141
TA Morgan Stanley Mid-Cap Growth	72,251	35,394
TA International Moderate Growth	68,435	100,754
TA Systematic Small/Mid Cap Value	33,232	46,631
TA ProFunds UltraBear Fund OAM	528,965	207,605
TA BlackRock Global Allocation	672,003	18,106
TA BlackRock Tactical Allocation	51,918	9,445
TA PIMCO Total Return	842,430	611,325
TA AEGON U.S. Government Securities	250,431	86,420
TA Vanguard ETF Index - Balanced	653,905	126,342
TA Vanguard ETF Index - Growth	566,591	238,143
TA Efficient Markets	33,769	2,159
TA Janus Balanced	27,559	14,873
TA Hanlon Balanced	30,291	9,304
TA Hanlon Growth and Income	152	111
TA Hanlon Growth	13,691	178,082
TA Hanlon Income	108,990	94,318
TA Vanguard ETF Index - Aggressive Growth	1,010	10

58

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

2. Investments (continued)

Subaccount	Purchases	Sales
TA Vanguard ETF Index - Conservative	$118,167	$67,713
TA JPMorgan Midcap Value	39,823	5,113
TA AEGON Tactical Vanguard ETF - Growth	173,981	5,675
TA AEGON Tactical Vanguard ETF - Balanced	27,526	6,239
TA AEGON Tactical Vanguard ETF - Conservative	24,660	90
TA PIMCO Real Return TIPS	75,147	363
TA JPMorgan Core Bond	40,173	220
TA JPMorgan Tactical Allocation	70	70
AllianceBernstein Balanced Wealth Strategy	13	36,677
Franklin Templeton VIP Founding Funds Allocation	173,397	153,990
NVIT Developing Markets	56,434	24,740
Fidelity VIP Contrafund®	136,818	30,355
Fidelity VIP Equity-Income	195,771	16,606
Fidelity VIP Growth	49,548	6,156
Fidelity VIP Mid Cap	69,573	8,601
Fidelity VIP Value Strategies	39,161	11,799
Fidelity VIP Balanced	139,470	6,491
Wanger International	96,912	27,666
Wanger USA	46,317	30,755
Vanguard - Equity Index	125,149	18,451
Vanguard - International	339,686	125,583
Vanguard - Mid-Cap Index	268,992	25,981
Vanguard - REIT Index	63,814	35,799
Vanguard - Short-Term Investment Grade	599,097	75,933
Vanguard - Total Bond Market Index	906,901	179,465
American Funds - Asset Allocation	37,306	9,604
American Funds - Bond	49,537	7,501
American Funds - Growth & Income	98,701	33,373
American Funds - Growth	84,305	9,925
American Funds - International	168,351	8,886
GE Investments Total Return	261	277

59

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

3. Change in Units

The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Asset Allocation-Conservative	159,880	497,229	657,109	250,100	165,040	415,140
TA Asset Allocation-Growth	1	(1)	—	—	(58,921)	(58,921)
TA Asset Allocation-Moderate	230,790	(1,005,536)	(774,746)	34,694	(910,686)	(875,992)
TA Asset Allocation-Moderate Growth	632,939	240,452	873,391	166,635	(228,429)	(61,794)
TA BlackRock Large Cap Value	103,803	(21,420)	82,383	22,144	315,904	338,048
TA Clarion Global Real Estate Securities	29,498	6,851	36,349	14,688	(2,154)	12,534
TA JPMorgan Enhanced Index	—	—	—	—	—	—
TA Jennison Growth	73,650	(31,073)	42,577	6	158,437	158,443
TA AEGON High Yield Bond	168,653	(122,449)	46,204	29,915	(233,069)	(203,154)
TA MFS International Equity Fund	74,637	(13,880)	60,757	—	—	—
TA T.Rowe Price Small Cap	142,566	(29,868)	112,698	10,899	(8,349)	2,550
TA Third Avenue Value	712	25,515	26,227	—	(24,334)	(24,334)
TA Multi-Managed Balanced	3,544	12,410	15,954	5	(1,408)	(1,403)
TA AllianceBernstein Dynamic Allocation	123,119	(50,124)	72,995	200,235	7,882	208,117
TA WMC Diversified Growth	5,853	65,076	70,929	—	(647)	(647)
TA AEGON Money Market	1,456,697	(930,696)	526,001	354,882	(887,730)	(532,848)
TA AEGON U.S. Government Securities PAM	1	(1)	—	—	—	—
TA Morgan Stanley Active International Allocation	—	(11,191)	(11,191)	134,261	(43,475)	90,786
TA Multi Managed Large Cap Core	—	1,696	1,696	—	22,930	22,930
TA Morgan Stanley Mid-Cap Growth	16,724	4,093	20,817	102,204	3,873	106,077
TA International Moderate Growth	51,659	(100,628)	(48,969)	10,510	(130,675)	(120,165)
TA Systematic Small/Mid Cap Value	8,975	(25,512)	(16,537)	101,977	8,447	110,424
TA ProFunds UltraBear Fund OAM	1	607,108	607,109	—	91,781	91,781
TA BlackRock Global Allocation	411,730	93,471	505,201	607,511	33,652	641,163
TA BlackRock Tactical Allocation	19,192	11,228	30,420	15,665	33,918	49,583

60

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA PIMCO Total Return	371,926	(247,105)	124,821	254,698	(93,675)	161,023
TA AEGON U.S. Government Securities	212,127	(84,091)	128,036	20,399	(91,508)	(71,109)
TA Vanguard ETF Index - Balanced	451,415	25,012	476,427	828,725	(418)	828,307
TA Vanguard ETF Index - Growth	440,253	(174,029)	266,224	1,058,264	(821,144)	237,120
TA Efficient Markets	38,089	(1,849)	36,240	38,986	(38,653)	333
TA Janus Balanced	17,926	(3,395)	14,531	1,890	34,033	35,923
TA Hanlon Balanced	29,350	(8,894)	20,456	—	127,812	127,812
TA Hanlon Growth and Income	1	(36)	(35)	11,294	—	11,294
TA Hanlon Growth	606	(163,676)	(163,070)	—	163,675	163,675
TA Hanlon Income	91,493	(82,890)	8,603	441,827	4,553	446,380
TA Vanguard ETF Index - Aggressive Growth	1,183	(1)	1,182	—	—	—
TA Vanguard ETF Index - Conservative	93,730	(46,307)	47,423	31,879	(76)	31,803
TA JPMorgan Midcap Value	43,453	(3,911)	39,542	3,817	1,850	5,667
TA AEGON Tactical Vanguard ETF - Growth	142,887	41,495	184,382	—	—	—
TA AEGON Tactical Vanguard ETF - Balanced	533	22,384	22,917	—	—	—
TA AEGON Tactical Vanguard ETF - Conservative	8	25,061	25,069	—	—	—
TA PIMCO Real Return TIPS	61,595	9,463	71,058	—	—	—
TA JPMorgan Core Bond	33,653	4,833	38,486	—	—	—
TA JPMorgan Tactical Allocation	7	(7)	—	—	—	—
AllianceBernstein Balanced Wealth Strategy	1	(26,283)	(26,282)	—	26,276	26,276
Franklin Templeton VIP Founding Funds Allocation	118,649	(110,341)	8,308	12,288	(7,789)	4,499
NVIT Developing Markets	57,637	(22,236)	35,401	22,778	43,243	66,021
Fidelity VIP Contrafund®	144,536	(32,818)	111,718	—	(19,291)	(19,291)
Fidelity VIP Equity-Income	202,082	(15,714)	186,368	5,619	8,396	14,015
Fidelity VIP Growth	45,469	(9)	45,460	5,528	(1,111)	4,417
Fidelity VIP Mid Cap	74,794	(8,848)	65,946	—	(15,191)	(15,191)
Fidelity VIP Value Strategies	37,641	(7,417)	30,224	3,957	2,397	6,354

61

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

3. Change in Units (continued)

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Fidelity VIP Balanced	132,588	(4,217)	128,371	20,566	(28,165)	(7,599)
Wanger International	6,289	59,509	65,798	18,652	26,873	45,525
Wanger USA	19,397	(13,105)	6,292	68,501	(3,114)	65,387
Vanguard - Equity Index	109,348	(14,040)	95,308	176,104	56,263	232,367
Vanguard - International	297,482	(85,102)	212,380	88,928	42,579	131,507
Vanguard - Mid-Cap Index	253,242	(17,027)	236,215	82,307	33,218	115,525
Vanguard - REIT Index	57,683	(29,132)	28,551	21,150	20,122	41,272
Vanguard - Short-Term Investment Grade	503,546	(51,918)	451,628	213,229	258,495	471,724
Vanguard - Total Bond Market Index	787,089	(118,793)	668,296	182,985	(89,869)	93,116
American Funds - Asset Allocation	21,099	1,993	23,092	52,834	26,856	79,690
American Funds - Bond	43,684	(6,583)	37,101	22,010	—	22,010
American Funds - Growth & Income	38,353	16,261	54,614	—	—	—
American Funds - Growth	49,101	10,053	59,154	—	—	—
American Funds - International	49,150	120,851	170,001	—	29,311	29,311
GE Investments Total Return	1	(129)	(128)	—	15,422	15,422

62

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charges against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
TA Asset Allocation-Conservative
	12/31/2011	2,872,324	$1.28	to	$1.03	$3,120,497	2.85%	0.30%	to	1.30%	2.35%	to	1.05%
	12/31/2010	2,215,215	1.26	to	1.02	2,362,179	3.11	0.30	to	1.30	8.61	to	7.31
	12/31/2009	1,800,075	1.16	to	1.15	1,819,021	4.47	0.30	to	1.30	24.85	to	24.66
	12/31/2008	173,119	0.93	to	0.77	138,096	2.70	0.30	to	1.30	(21.42)	to	(22.84)
	12/31/2007	207,439	1.18	to	1.02	211,696	2.72	0.30	to	0.70	6.06	to	1.96
TA Asset Allocation-Growth
	12/31/2011	—	1.09	to	0.83	—	—	0.30	to	0.80	(5.70)	to	(6.44)
	12/31/2010	—	1.15	to	0.89	—	1.34	0.30	to	0.80	14.61	to	13.74
	12/31/2009	58,921	1.01	to	1.00	45,481	2.37	0.30	to	0.80	29.43	to	29.24
	12/31/2008	58,921	0.78	to	0.61	35,301	2.59	0.30	to	0.80	(39.82)	to	(39.25)
	12/31/2007	58,921	1.29	to	1.00	58,920	—	0.30	to	0.70	7.43	to	—
TA Asset Allocation-Moderate
	12/31/2011	4,291,642	1.26	to	0.98	4,445,197	2.02	0.30	to	1.30	0.29	to	(0.99)
	12/31/2010	5,066,388	1.26	to	0.99	5,261,207	2.95	0.30	to	1.30	10.05	to	8.73
	12/31/2009	5,942,380	1.14	to	1.14	5,628,385	4.05	0.30	to	1.30	26.02	to	25.83
	12/31/2008	6,733,627	0.91	to	0.73	5,086,373	3.00	0.30	to	1.30	(26.19)	to	(26.73)
	12/31/2007	709,888	1.23	to	1.02	779,656	2.81	0.30	to	0.70	7.63	to	1.22
TA Asset Allocation-Moderate Growth
	12/31/2011	4,295,293	1.19	to	0.91	4,122,828	2.01	0.30	to	1.30	(2.30)	to	(3.53)
	12/31/2010	3,421,902	1.22	to	0.94	3,407,091	2.05	0.30	to	1.30	12.39	to	10.96
	12/31/2009	3,483,696	1.08	to	1.08	3,023,425	3.66	0.30	to	1.30	27.78	to	27.59
	12/31/2008	4,002,883	0.85	to	0.67	2,751,339	3.19	0.30	to	1.30	(32.96)	to	(32.74)
	12/31/2007	5,393,500	1.27	to	1.01	5,515,346	1.49	0.30	to	0.70	7.49	to	2.38
TA BlackRock Large Cap Value
	12/31/2011	433,163	1.05	to	1.12	479,328	1.67	0.30	to	0.80	2.43	to	1.92
	12/31/2010	350,780	1.02	to	1.10	386,284	1.01	0.30	to	0.80	10.11	to	9.57
	12/31/2009	12,732	0.93	to	1.00	12,773	—	0.30	to	0.80	13.65	to	1.87
	12/31/2008	—	0.82	to	0.81	—	—	0.30	to	0.45	(34.09)	to	(34.19)
	12/31/2007	—	1.24	to	1.24	—	—	0.30	to	0.45	4.32	to	4.17
TA Clarion Global Real Estate Securities
	12/31/2011	67,408	1.13	to	0.80	61,115	5.10	0.30	to	0.80	(6.02)	to	(6.48)
	12/31/2010	31,059	1.20	to	0.85	26,567	5.49	0.30	to	0.80	15.32	to	14.75
	12/31/2009	18,525	1.04	to	0.74	13,770	—	0.30	to	0.80	33.02	to	32.36
	12/31/2008	—	0.78	to	0.56	—	12.20	0.30	to	0.80	(42.55)	to	(43.98)
	12/31/2007	—	1.36	to	0.87	—	—	0.30	to	0.70	(6.99)	to	(13.03)

63

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
TA JPMorgan Enhanced Index
	12/31/2011		—	$1.13	to	$0.94	$—	—%	0.30%	to	0.80%	0.44%	to	(0.06	) %
	12/31/2010		—	1.12	to	0.94	—	—	0.30	to	0.80	14.83	to	14.26
	12/31/2009		—	0.98	to	0.82	—	—	0.30	to	0.80	29.20	to	28.56
	12/31/2008		—	0.76	to	0.64	—	—	0.30	to	0.80	(37.54)	to	(36.14)
	12/31/2007		—	1.21	to	0.97	—	—	0.30	to	0.70	4.22	to	(3.37)
TA Jennison Growth
	12/31/2011		201,020	1.18	to	1.04	217,513	0.11	0.30	to	0.80	(0.93)	to	(1.42)
	12/31/2010		158,443	1.19	to	1.06	167,643	0.04	0.30	to	0.80	11.93	to	5.69
	12/31/2009		—	1.06	to	1.06	—	—	0.30	to	0.45	40.58	to	40.37
	12/31/2008		—	0.76	to	0.75	—	—	0.30	to	0.45	(37.19)	to	(37.29)
	12/31/2007		—	1.20	to	1.20	—	—	0.30	to	0.45	11.18	to	11.01
TA AEGON High Yield Bond
	12/31/2011		211,285	1.43	to	1.24	264,183	8.55	0.30	to	0.80	4.46	to	3.94
	12/31/2010		165,081	1.37	to	1.19	197,633	9.68	0.30	to	0.80	12.10	to	11.55
	12/31/2009		368,235	1.22	to	1.07	394,546	8.13	0.30	to	0.80	46.80	to	46.07
	12/31/2008		57,206	0.83	to	0.73	41,900	—	0.30	to	0.80	(25.42)	to	(26.82)
	12/31/2007		—	1.12	to	0.97	—	—	0.30	to	0.70	1.55	to	(3.09)
TA MFS International Equity Fund
	12/31/2011		60,757	1.19	to	0.81	71,626	—	0.30	to	0.80	(10.33)	to	(10.46)
	12/31/2010		—	1.33	to	1.32	—	—	0.30	to	0.45	10.16	to	10.00
	12/31/2009		—	1.20	to	1.20	—	—	0.30	to	0.45	32.29	to	32.09
	12/31/2008		—	0.91	to	0.91	—	—	0.30	to	0.45	(35.48)	to	(35.58)
	12/31/2007		—	1.41	to	1.41	—	—	0.30	to	0.45	8.82	to	8.66
TA T.Rowe Price Small Cap
	12/31/2011		147,819	1.40	to	1.18	190,603	—	0.30	to	0.80	1.39	to	0.89
	12/31/2010		35,121	1.38	to	1.17	41,105	—	0.30	to	0.80	34.02	to	33.36
	12/31/2009		32,571	1.03	to	0.87	28,530	—	0.30	to	0.80	38.29	to	37.60
	12/31/2008		—	0.74	to	0.63	—	—	0.30	to	0.80	(36.44)	to	(36.50)
	12/31/2007		—	1.17	to	1.01	—	—	0.30	to	0.70	9.28	to	1.12
TA Third Avenue Value
	12/31/2011		513,399	0.74	to	0.75	388,168	5.05	0.30	to	0.80	(14.59)	to	(15.01)
	12/31/2010		487,172	0.86	to	0.89	432,663	2.86	0.30	to	0.80	15.09	to	14.52
	12/31/2009		511,506	0.75	to	0.78	396,132	—	0.30	to	0.80	34.47	to	33.81
	12/31/2008		58,934	0.56	to	0.58	33,096	4.36	0.30	to	0.80	(41.33)	to	(42.05)
	12/31/2007	(1)	28,040	0.95	to	0.92	25,928	—	0.30	to	0.70	(5.06)	to	(7.63)
TA Multi-Managed Balanced
	12/31/2011		29,275	1.38	to	1.06	31,750	1.63	0.30	to	1.30	3.44	to	2.42
	12/31/2010		13,321	1.33	to	1.04	13,992	0.03	0.30	to	1.30	13.74	to	22.29
	12/31/2009		14,724	1.07	to	1.07	12,613	0.18	0.30	to	1.30	25.92	to	25.73
	12/31/2008		—	0.85	to	0.68	—	—	0.30	to	1.30	(32.70)	to	(31.81)
	12/31/2007		—	1.27	to	1.06	—	—	0.30	to	0.70	13.09	to	6.43

64

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
TA AllianceBernstein Dynamic Allocation
	12/31/2011	350,299	$1.22	to	$1.05	$368,363	0.74%	0.30%	to	1.30%	1.36%	to	0.36%
	12/31/2010	277,304	1.20	to	1.05	286,522	5.77	0.30	to	1.30	5.40	to	5.01
	12/31/2009	69,187	1.10	to	0.82	64,172	3.83	0.30	to	0.80	30.90	to	30.25
	12/31/2008	69,187	0.84	to	0.63	49,144	5.78	0.30	to	0.80	(37.06)	to	(36.73)
	12/31/2007	69,187	1.34	to	1.13	78,279	—	0.30	to	0.70	18.28	to	13.03
TA WMC Diversified Growth
	12/31/2011	81,640	1.05	to	0.81	69,457	0.16	0.30	to	0.80	(4.02)	to	(4.50)
	12/31/2010	10,711	1.09	to	0.85	9,147	0.51	0.30	to	0.80	17.46	to	16.88
	12/31/2009	11,358	0.93	to	0.73	8,282	0.45	0.30	to	0.80	28.81	to	28.17
	12/31/2008	24,670	0.72	to	0.57	14,008	—	0.30	to	0.80	(46.17)	to	(43.29)
	12/31/2007	—	1.34	to	1.11	—	—	0.30	to	0.70	15.94	to	10.98
TA AEGON Money Market
	12/31/2011	1,418,310	1.12	to	0.97	1,438,499	0.01	0.30	to	1.30	(0.29)	to	(1.27)
	12/31/2010	892,309	1.12	to	0.98	910,922	0.01	0.30	to	1.30	(0.29)	to	(1.28)
	12/31/2009	1,425,157	1.13	to	1.12	1,455,765	0.06	0.30	to	1.30	(0.17)	to	(0.32)
	12/31/2008	1,340,901	1.13	to	1.01	1,409,023	1.99	0.30	to	1.30	2.09	to	0.29
	12/31/2007	443,175	1.10	to	1.02	477,446	4.55	0.30	to	0.70	4.71	to	2.50
TA AEGON U.S. Government Securities PAM
	12/31/2011	—	1.36	to	1.19	—	—	0.30	to	0.80	7.29	to	6.44
	12/31/2010	—	1.27	to	1.26	—	—	0.30	to	0.45	4.09	to	3.94
	12/31/2009	—	1.22	to	1.21	—	—	0.30	to	0.45	4.15	to	4.00
	12/31/2008	—	1.17	to	0.04	—	—	0.30	to	0.45	7.34	to	7.18
	12/31/2007	—	1.09	to	1.08	—	—	0.30	to	0.45	5.73	to	5.57
TA Morgan Stanley Active International Allocation
	12/31/2011	119,796	1.07	to	0.69	83,342	1.42	0.30	to	0.80	(14.55)	to	(14.97)
	12/31/2010	130,987	1.26	to	0.81	106,962	2.53	0.30	to	0.80	8.15	to	7.62
	12/31/2009	40,201	1.16	to	0.75	32,063	0.13	0.30	to	0.80	25.51	to	24.88
	12/31/2008	57,439	0.93	to	0.60	36,042	4.72	0.30	to	0.80	(39.02)	to	(39.56)
	12/31/2007	40,201	1.52	to	1.05	42,099	—	0.30	to	0.70	15.26	to	4.62
TA Multi Managed Large Cap Core
	12/31/2011	24,626	1.24	to	0.98	24,182	0.72	0.30	to	0.80	(2.56)	to	(3.04)
	12/31/2010	22,930	1.27	to	1.01	23,180	0.80	0.30	to	0.80	18.81	to	18.23
	12/31/2009	—	1.07	to	0.85	—	—	0.30	to	0.80	44.97	to	44.26
	12/31/2008	—	0.74	to	0.59	—	—	0.30	to	0.80	(42.26)	to	(41.04)
	12/31/2007	—	1.28	to	1.00	—	—	0.30	to	0.70	8.92	to	0.41
TA Morgan Stanley Mid-Cap Growth
	12/31/2011	126,894	1.47	to	1.05	149,943	0.30	0.30	to	0.80	(6.99)	to	(7.45)
	12/31/2010	106,077	1.58	to	1.13	120,856	0.13	0.30	to	0.80	33.50	to	32.84
	12/31/2009	—	1.18	to	0.85	—	—	0.30	to	0.80	60.08	to	59.29
	12/31/2008	—	0.74	to	0.54	—	—	0.30	to	0.80	(46.45)	to	(46.43)
	12/31/2007	—	1.38	to	1.10	—	—	0.30	to	0.70	22.17	to	9.76

65

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
TA International Moderate Growth
	12/31/2011		1,052,891	$0.95	to	$0.80	$872,202	1.88%	0.30%	to	1.30%	(7.65)%	to	(8.72)%
	12/31/2010		1,101,860	1.02	to	0.87	997,667	2.46	0.30	to	1.30	10.17	to	8.83
	12/31/2009		1,222,025	0.93	to	0.92	1,010,600	2.57	0.30	to	1.30	29.30	to	29.11
	12/31/2008		364,504	0.72	to	0.63	239,866	2.32	0.30	to	1.30	(36.31)	to	(37.28)
	12/31/2007		193,701	1.13	to	1.02	206,662	0.68	0.30	to	0.70	8.37	to	2.13
TA Systematic Small/Mid Cap Value
	12/31/2011		129,877	1.21	to	0.98	129,698	0.15	0.30	to	0.80	(2.95)	to	(3.43)
	12/31/2010		146,414	1.25	to	1.01	149,132	0.84	0.30	to	0.80	30.02	to	29.38
	12/31/2009		35,990	0.96	to	0.78	28,267	4.52	0.30	to	0.80	42.78	to	42.08
	12/31/2008	(1)	—	0.67	to	0.55	—	—	0.30	to	0.80	(32.90)	to	(44.87)
TA ProFunds UltraBear Fund OAM
	12/31/2011		698,890	0.95	to	0.33	278,299	—	0.45	to	0.80	(20.35)	to	(20.59)
	12/31/2010		91,781	0.41	to	0.41	37,787	—	0.50	to	0.80	(27.12)	to	(27.34)
	12/31/2009	(1)	—	0.57	to	0.56	—	—	0.50	to	0.80	(43.39)	to	(43.50)
TA BlackRock Global Allocation
	12/31/2011		1,146,364	0.90	to	1.25	1,442,946	0.60	0.55	to	0.90	(4.40)	to	(4.68)
	12/31/2010		641,163	1.32	to	1.32	845,324	0.62	0.60	to	0.90	9.12	to	8.80
	12/31/2009	(1)	—	1.21	to	1.21	—	—	0.60	to	0.90	21.12	to	20.87
TA BlackRock Tactical Allocation
	12/31/2011		80,003	0.96	to	1.38	110,294	1.14	0.45	to	0.80	3.23	to	2.92
	12/31/2010		49,583	1.34	to	1.34	66,569	0.48	0.50	to	0.80	10.69	to	10.36
	12/31/2009	(1)	—	1.21	to	1.21	—	—	0.50	to	0.80	21.49	to	21.25
TA PIMCO Total Return
	12/31/2011		1,785,877	1.21	to	1.18	2,165,942	2.27	0.30	to	1.30	5.63	to	4.59
	12/31/2010		1,661,056	1.35	to	1.13	1,913,171	4.04	0.30	to	1.30	6.62	to	5.56
	12/31/2009		1,500,033	1.26	to	1.19	1,626,722	6.34	0.30	to	1.30	15.69	to	15.23
	12/31/2008		750,290	0.93	to	1.03	707,343	—	0.30	to	1.30	(6.78)	to	(6.10)
	12/31/2007		—	1.12	to	1.07	—	—	0.30	to	0.70	8.62	to	6.62
TA AEGON U.S. Government Securities
	12/31/2011		407,944	1.21	to	1.17	488,828	2.53	0.30	to	1.30	6.96	to	5.91
	12/31/2010		279,908	1.27	to	1.10	314,097	2.84	0.30	to	1.30	3.91	to	2.89
	12/31/2009		351,017	1.22	to	1.15	380,298	2.23	0.30	to	1.30	4.15	to	3.74
	12/31/2008		516,920	1.05	to	1.05	540,843	—	0.30	to	1.30	4.63	to	4.34
	12/31/2007		—	1.09	to	1.03	—	—	0.30	to	0.70	5.73	to	3.49

66

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
TA Vanguard ETF Index - Balanced
	12/31/2011		1,363,415	$1.07	to	$1.02	$1,428,754	1.17%	0.30%	to	1.30%	1.16%	to	0.17%
	12/31/2010		886,988	1.06	to	1.02	921,527	1.75	0.30	to	1.30	10.36	to	9.27
	12/31/2009		58,681	0.96	to	0.93	55,394	0.12	0.30	to	1.30	16.18	to	15.04
	12/31/2008	(1)	—	0.82	to	0.81	—	—	0.30	to	1.30	(17.57)	to	(18.79)
TA Vanguard ETF Index - Growth
	12/31/2011		3,041,798	0.99	to	0.95	2,945,704	1.47	0.30	to	1.30	(1.43)	to	(2.40)
	12/31/2010		2,775,574	1.01	to	0.97	2,737,489	1.17	0.30	to	1.30	12.67	to	11.55
	12/31/2009		2,538,454	0.89	to	0.87	2,230,999	0.53	0.30	to	1.30	22.81	to	21.60
	12/31/2008	(1)	425,362	0.73	to	0.72	305,577	—	0.30	to	1.30	(27.25)	to	(28.47)
TA Efficient Markets
	12/31/2011		77,158	0.92	to	1.29	86,883	0.65	0.45	to	1.30	(2.68)	to	(3.44)
	12/31/2010		40,918	1.36	to	1.34	55,494	0.57	0.50	to	1.30	11.82	to	10.94
	12/31/2009		40,585	1.22	to	1.21	49,315	0.05	0.50	to	1.30	17.28	to	16.35
	12/31/2008	(1)	—	1.04	to	1.04	—	—	0.50	to	1.30	3.83	to	3.71
TA Janus Balanced
	12/31/2011		50,454	0.82	to	0.89	43,998	0.13	0.45	to	0.80	(11.25)	to	(11.52)
	12/31/2010		35,923	1.01	to	1.01	36,361	0.16	0.50	to	0.80	2.59	to	2.28
	12/31/2009	(1)	—	0.99	to	0.99	—	—	0.50	to	0.80	0.04	to	0.01
TA Hanlon Balanced
	12/31/2011		148,268	0.92	to	0.94	139,348	1.33	0.45	to	0.80	(3.89)	to	(4.17)
	12/31/2010		127,812	0.98	to	0.98	125,264	0.39	0.50	to	0.80	(3.94)	to	(4.23)
	12/31/2009	(1)	—	1.02	to	1.02	—	—	0.50	to	0.80	2.37	to	2.34
TA Hanlon Growth and Income
	12/31/2011		11,259	0.88	to	0.91	10,314	1.28	0.45	to	0.80	(7.92)	to	(8.19)
	12/31/2010		11,294	1.00	to	0.99	11,248	1.28	0.50	to	0.80	(2.60)	to	(2.89)
	12/31/2009	(1)	—	1.02	to	1.02	—	—	0.50	to	0.80	2.64	to	2.60
TA Hanlon Growth
	12/31/2011		605	0.83	to	0.88	503	—	0.45	to	0.80	(12.05)	to	(12.32)
	12/31/2010		163,675	1.01	to	1.01	165,079	1.27	0.50	to	0.80	(1.20)	to	(1.49)
	12/31/2009	(1)	—	1.02	to	1.02	—	—	0.50	to	0.80	2.62	to	2.58
TA Hanlon Income
	12/31/2011		454,983	1.01	to	1.02	465,228	1.48	0.45	to	0.80	2.42	to	2.11
	12/31/2010		446,380	1.00	to	1.00	446,286	0.20	0.50	to	0.80	(0.38)	to	(0.68)
	12/31/2009	(1)	—	1.00	to	1.00	—	—	0.50	to	0.80	0.49	to	0.45

67

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
TA Vanguard ETF Index - Aggressive Growth
	12/31/2011		1,182	$0.88	to	$1.11	$1,044	—%	0.45%	to	0.80%	(4.40)%	to	(4.68	) %
	12/31/2010		—	1.17	to	1.16	—	—	0.50	to	0.80	13.84	to	13.50
	12/31/2009	(1)	—	1.03	to	1.03	—	—	0.50	to	0.80	2.54	to	2.51
TA Vanguard ETF Index - Conservative
	12/31/2011		79,226	0.99	to	1.10	86,135	0.80	0.45	to	1.30	2.66	to	1.85
	12/31/2010		31,803	1.09	to	1.08	34,549	0.03	0.50	to	1.30	8.88	to	8.02
	12/31/2009	(1)	—	1.00	to	1.00	—	—	0.50	to	1.30	(0.06)	to	(0.15)
TA JPMorgan Midcap Value
	12/31/2011		45,209	0.93	to	1.27	43,362	0.55	0.45	to	0.80	1.22	to	0.92
	12/31/2010		5,667	1.26	to	1.26	7,128	2.34	0.50	to	0.80	22.21	to	21.85
	12/31/2009	(1)	—	1.03	to	1.03	—	—	0.50	to	0.80	4.63	to	4.60
TA AEGON Tactical Vanguard ETF - Growth
	12/31/2011	(1)	184,382	0.93	to	0.92	170,612	—	0.45	to	0.80	(7.38)	to	(7.59)
TA AEGON Tactical Vanguard ETF - Balanced
	12/31/2011	(1)	22,917	0.97	to	0.96	22,141	—	0.45	to	0.80	(3.29)	to	(3.51)
TA AEGON Tactical Vanguard ETF - Conservative
	12/31/2011	(1)	25,069	0.99	to	1.01	24,720	—	0.45	to	1.30	(1.29)	to	(1.52)
TA PIMCO Real Return TIPS
	12/31/2011	(1)	71,058	1.07	to	1.07	76,226	—	0.45	to	0.80	7.38	to	7.13
TA JPMorgan Core Bond
	12/31/2011	(1)	38,486	1.05	to	1.05	40,415	—	0.45	to	0.80	5.12	to	4.87
TA JPMorgan Tactical Allocation
	12/31/2011	(1)	—	1.00	to	1.00	—	—	0.45	to	0.80	0.17	to	0.04
AllianceBernstein Balanced Wealth Strategy
	12/31/2011		91	0.91	to	1.29	120	0.10	0.65	to	1.50	(3.73)	to	(4.49)
	12/31/2010		26,373	1.37	to	1.35	36,098	0.08	0.70	to	1.50	9.53	to	8.67
	12/31/2009		97	1.25	to	1.24	120	—	0.70	to	1.50	23.59	to	22.61
	12/31/2008	(1)	—	1.01	to	1.01	—	—	0.70	to	1.50	1.44	to	1.33
Franklin Templeton VIP Founding Funds Allocation
	12/31/2011		282,745	0.90	to	1.34	384,464	0.02	0.60	to	1.45	(2.30)	to	(3.07)
	12/31/2010		274,437	1.40	to	1.38	383,085	2.23	0.65	to	1.45	9.53	to	8.66
	12/31/2009		269,938	1.28	to	1.27	344,908	9.58	0.65	to	1.45	29.22	to	28.21
	12/31/2008	(1)	—	0.99	to	0.99	—	—	0.65	to	1.45	(0.83)	to	(0.94)

68

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
NVIT Developing Markets
	12/31/2011		109,143	$0.81	to	$0.61	$74,589	0.27%	0.30%	to	0.80%	(22.64)%	to	(23.02)%
	12/31/2010		73,742	1.05	to	0.79	58,467	—	0.30	to	0.80	15.79	to	15.22
	12/31/2009		7,721	0.91	to	0.68	6,710	0.81	0.30	to	0.80	61.74	to	60.94
	12/31/2008		—	0.56	to	0.43	—	1.12	0.30	to	0.80	(57.99)	to	(57.45)
	12/31/2007	(1)	—	1.34	to	1.28	—	—	0.30	to	0.70	33.83	to	28.23
Fidelity VIP Contrafund®
	12/31/2011		249,058	0.98	to	0.89	227,549	1.28	0.30	to	1.00	(2.82)	to	(3.30)
	12/31/2010		137,340	1.23	to	0.93	132,647	1.31	0.30	to	0.80	16.58	to	16.29
	12/31/2009		156,631	1.06	to	1.05	128,521	—	0.30	to	0.80	35.06	to	34.86
	12/31/2008		65,666	0.64	to	0.78	41,350	1.12	0.30	to	0.80	(42.86)	to	(34.72)
	12/31/2007		62,464	1.12	to	1.10	69,511	2.48	0.30	to	0.70	16.95	to	9.96
Fidelity VIP Equity-Income
	12/31/2011		200,383	0.82	to	0.91	180,834	4.99	0.30	to	1.00	0.67	to	0.17
	12/31/2010		14,015	1.05	to	0.86	12,053	4.31	0.30	to	0.80	14.57	to	14.24
	12/31/2009		—	0.92	to	0.91	—	—	0.30	to	0.80	29.50	to	29.30
	12/31/2008		—	0.55	to	0.58	—	—	0.30	to	0.80	(42.98)	to	(41.95)
	12/31/2007		—	0.95	to	0.94	—	—	0.30	to	0.70	0.97	to	—
Fidelity VIP Growth
	12/31/2011		54,378	1.00	to	0.90	48,617	1.30	0.30	to	1.00	(0.10)	to	(0.59)
	12/31/2010		8,918	1.14	to	0.87	7,796	0.45	0.30	to	0.80	23.49	to	23.19
	12/31/2009		4,501	0.92	to	0.92	3,191	—	0.30	to	0.80	27.58	to	27.39
	12/31/2008		—	0.63	to	0.56	—	—	0.30	to	0.80	(47.47)	to	(44.49)
	12/31/2007		—	1.20	to	1.18	—	—	0.30	to	0.70	26.28	to	17.84
Fidelity VIP Mid Cap
	12/31/2011		69,750	1.04	to	0.83	58,675	0.50	0.30	to	1.00	(10.88)	to	(11.32)
	12/31/2010		3,804	1.46	to	1.08	4,126	0.26	0.30	to	0.80	28.19	to	27.81
	12/31/2009		18,995	1.14	to	1.13	16,080	—	0.30	to	0.80	39.33	to	39.13
	12/31/2008		—	0.65	to	0.61	—	—	0.30	to	0.80	(39.79)	to	(39.24)
	12/31/2007		—	1.07	to	1.05	—	—	0.30	to	0.70	14.99	to	5.29
Fidelity VIP Value Strategies
	12/31/2011		36,578	0.82	to	0.83	30,557	3.29	0.30	to	1.00	(9.08)	to	(9.53)
	12/31/2010		6,354	1.21	to	0.98	6,276	0.49	0.30	to	0.80	25.96	to	25.63
	12/31/2009		—	0.96	to	0.95	—	—	0.30	to	0.80	56.68	to	56.45
	12/31/2008		—	0.46	to	0.50	—	—	0.30	to	0.80	(51.43)	to	(49.91)
	12/31/2007		—	0.94	to	0.92	—	—	0.30	to	0.70	5.12	to	—
Fidelity VIP Balanced
	12/31/2011		196,793	1.04	to	0.98	198,178	2.48	0.30	to	1.30	(4.11)	to	(5.06)
	12/31/2010		68,422	1.09	to	1.04	71,934	1.08	0.30	to	1.30	17.40	to	16.25
	12/31/2009		76,021	0.93	to	0.89	68,398	3.14	0.30	to	1.30	37.91	to	36.55
	12/31/2008	(1)	—	0.67	to	0.65	—	—	0.30	to	1.30	(32.91)	to	(34.72)

69

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
Wanger International
	12/31/2011		168,463	$0.91	to	$0.84	$142,879	4.52%	0.30%	to	0.80%	(14.88)%	to	(15.30)%
	12/31/2010		102,665	1.07	to	0.99	102,368	2.77	0.30	to	0.80	24.55	to	23.93
	12/31/2009		57,140	0.86	to	0.80	45,896	3.88	0.30	to	0.80	49.33	to	48.59
	12/31/2008		—	0.58	to	0.54	—	—	0.30	to	0.80	(45.76)	to	(46.09)
	12/31/2007	(1)	—	1.06	to	1.05	—	—	0.30	to	0.70	6.45	to	4.69
Wanger USA
	12/31/2011		81,362	0.99	to	1.00	81,417	—	0.30	to	0.80	(3.78)	to	(4.26)
	12/31/2010		75,070	1.03	to	1.04	78,736	—	0.30	to	0.80	22.98	to	22.37
	12/31/2009		9,683	0.84	to	0.85	8,283	—	0.30	to	0.80	41.80	to	41.10
	12/31/2008		—	0.59	to	0.60	—	—	0.30	to	0.80	(39.87)	to	(39.57)
	12/31/2007	(1)	—	0.98	to	0.96	—	—	0.30	to	0.70	(1.90)	to	(3.58)
Vanguard - Equity Index
	12/31/2011		477,252	0.92	to	0.93	444,504	1.49	0.30	to	1.00	1.63	to	1.13
	12/31/2010		381,944	0.91	to	0.92	350,978	1.19	0.30	to	0.80	14.57	to	14.00
	12/31/2009		149,577	0.79	to	0.80	119,884	2.49	0.30	to	0.80	26.07	to	25.44
	12/31/2008		110,945	0.63	to	0.64	70,517	1.29	0.30	to	0.80	(37.12)	to	(35.91)
	12/31/2007	(1)	31,348	1.00	to	0.98	30,883	—	0.30	to	0.70	(0.13)	to	(1.61)
Vanguard - International
	12/31/2011		620,313	0.84	to	0.79	481,152	1.27	0.30	to	1.00	(13.79)	to	(14.22)
	12/31/2010		407,933	0.98	to	0.88	365,965	1.34	0.30	to	0.80	15.38	to	14.81
	12/31/2009		276,426	0.85	to	0.77	216,767	3.71	0.30	to	0.80	42.36	to	41.65
	12/31/2008		205,083	0.60	to	0.54	114,062	1.37	0.30	to	0.80	(45.08)	to	(45.72)
	12/31/2007	(1)	68,260	1.08	to	1.06	72,564	—	0.30	to	0.70	8.34	to	6.20
Vanguard - Mid-Cap Index
	12/31/2011		402,128	0.97	to	0.88	379,597	0.53	0.30	to	1.00	(2.33)	to	(2.81)
	12/31/2010		165,913	0.99	to	1.00	165,969	0.40	0.30	to	0.80	24.99	to	24.38
	12/31/2009		50,388	0.79	to	0.80	40,453	1.79	0.30	to	0.80	39.95	to	39.26
	12/31/2008		61,729	0.57	to	0.57	35,528	—	0.30	to	0.80	(41.99)	to	(42.52)
	12/31/2007	(1)	—	0.97	to	0.96	—	—	0.30	to	0.70	(2.51)	to	(4.15)
Vanguard - REIT Index
	12/31/2011		111,965	0.90	to	0.96	109,342	1.30	0.30	to	1.00	8.12	to	7.58
	12/31/2010		83,414	0.84	to	0.92	76,260	1.81	0.30	to	0.80	27.87	to	27.23
	12/31/2009		42,142	0.65	to	0.72	30,029	6.04	0.30	to	0.80	28.76	to	28.12
	12/31/2008		49,762	0.51	to	0.56	26,945	0.61	0.30	to	0.80	(37.43)	to	(43.86)
	12/31/2007	(1)	6,373	0.81	to	0.81	5,161	—	0.30	to	0.70	(18.79)	to	(19.12)
Vanguard - Short-Term Investment Grade
	12/31/2011		1,453,336	1.21	to	1.00	1,635,574	3.00	0.30	to	1.00	1.71	to	1.21
	12/31/2010		1,001,708	1.19	to	1.12	1,142,487	2.05	0.30	to	0.80	4.90	to	4.38
	12/31/2009		529,984	1.13	to	1.07	581,909	4.61	0.30	to	0.80	13.52	to	12.96
	12/31/2008		557,876	1.00	to	0.95	540,744	1.98	0.30	to	0.80	(3.75)	to	(5.34)
	12/31/2007	(1)	137,624	1.04	to	1.03	142,458	—	0.30	to	0.70	3.65	to	3.40

70

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio Lowest to Highest **			Total Return Coresponding to Lowest to Highest Expense Ratio***
Vanguard - Total Bond Market Index
	12/31/2011		1,290,830	$1.32	to	$1.05	$1,504,494	2.74%	0.30%	to	1.00%	7.33%	to	6.80%
	12/31/2010		622,534	1.23	to	1.14	731,307	2.90	0.30	to	0.80	6.18	to	5.66
	12/31/2009		529,418	1.16	to	1.08	596,967	4.45	0.30	to	0.80	5.62	to	5.10
	12/31/2008		408,345	1.10	to	1.03	445,117	2.06	0.30	to	0.80	4.91	to	2.60
	12/31/2007	(1)	111,695	1.05	to	1.05	116,892	—	0.30	to	0.70	4.70	to	4.54
American Funds - Asset Allocation
	12/31/2011		102,782	0.94	to	1.11	115,989	1.90	0.75	to	1.60	0.49	to	(0.30)
	12/31/2010		79,690	1.13	to	1.12	89,625	3.31	0.80	to	1.60	11.61	to	10.73
	12/31/2009	(1)	—	1.01	to	1.01	—	—	0.80	to	1.60	1.95	to	1.94
American Funds - Bond
	12/31/2011		59,111	1.04	to	1.09	65,243	5.88	0.75	to	1.60	5.26	to	4.44
	12/31/2010		22,010	1.05	to	1.04	23,102	4.55	0.80	to	1.60	5.60	to	4.77
	12/31/2009	(1)	—	0.99	to	0.99	—	—	0.80	to	1.60	(0.61)	to	(0.62)
American Funds - Growth & Income
	12/31/2011		54,614	0.91	to	1.08	59,223	2.73	0.75	to	1.10	(2.61)	to	(2.90)
	12/31/2010		—	1.12	to	1.11	—	—	0.80	to	1.10	10.54	to	10.21
	12/31/2009	(1)	—	1.01	to	1.01	—	—	0.80	to	1.10	2.28	to	2.27
American Funds - Growth
	12/31/2011		59,154	0.87	to	1.12	66,209	0.72	0.75	to	1.10	(5.04)	to	(5.32)
	12/31/2010		—	1.18	to	1.18	—	—	0.80	to	1.10	17.74	to	17.39
	12/31/2009	(1)	—	1.00	to	1.00	—	—	0.80	to	1.10	1.77	to	1.76
American Funds - International
	12/31/2011		199,312	0.78	to	0.89	177,170	5.59	0.75	to	1.10	(14.65)	to	(14.90)
	12/31/2010		29,311	1.04	to	1.04	30,576	2.47	0.80	to	1.10	6.38	to	6.07
	12/31/2009	(1)	—	0.98	to	0.98	—	—	0.80	to	1.10	(0.15)	to	(0.16)
GE Investments Total Return
	12/31/2011		15,294	0.91	to	1.03	16,029	1.51	0.65	to	1.50	(3.77)	to	(4.53)
	12/31/2010		15,422	1.09	to	1.08	16,813	1.76	0.70	to	1.50	8.61	to	7.75
	12/31/2009	(1)	—	1.00	to	1.00	—	—	0.70	to	1.50	1.60	to	1.60

71

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

Year Ended December 31, 2011

4. Financial Highlights (continued)

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective for 2011, total return is shown for expense ratios that represent a full year only. When new expense ratios are added, the total returns shown correspond to the prior year high/low expense ratio.

Expense Ratio	Inception Date
.50%	May 1, 2007
.55%	May 1, 2007
.75%	May 1, 2007
.80%	January 22, 2008
1.30%	January 22, 2008

There are subaccounts that have total returns outside of the range indicated above. Following is the list of the subaccounts and their corresponding total returns.

Subaccount	2011 Total Return Range
TA Asset Allocation-Conservative	(2.62)%	to	2.35%
TA Asset Allocation-Growth	(13.58)	to	(5.70)
TA Asset Allocation-Moderate	(5.56)	to	0.29
TA Asset Allocation-Moderate Growth	(9.24)	to	(2.30)
TA MFS International Equity Fund	(19.49)	to	(10.33)
TA Multi-Managed Balanced	2.42	to	3.73
TA AllianceBernstein Dynamic Allocation	0.36	to	1.51
TA AEGON Money Market	(1.27)	to	(0.29)
TA AEGON U.S. Government Securities PAM	5.34	to	7.29
TA International Moderate Growth	(14.51)	to	(7.65)
TA ProFunds UltraBear Fund OAM	(20.59)	to	(4.87)
TA BlackRock Global Allocation	(10.06)	to	(4.40)
TA BlackRock Tactical Allocation	(3.71)	to	3.23
TA Efficient Markets	(8.22)	to	(2.68)
TA Janus Balanced	(18.32)	to	(11.25)

72

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

Year Ended December 31, 2011

4. Financial Highlights (continued)

Subaccount	2011 Total Return Range
TA Hanlon Balanced	(8.31)%	to	(3.89)%
TA Hanlon Growth and Income	(12.48)	to	(7.92)
TA Hanlon Growth	(16.84)	to	(12.05)
TA Hanlon Income	0.89	to	2.42
TA Vanguard ETF Index - Aggressive Growth	(11.73)	to	(4.40)
TA Vanguard ETF Index - Conservative	(1.11)	to	2.66
TA JPMorgan Midcap Value	(6.96)	to	1.22
TA AEGON Tactical Vanguard ETF - Conservative	(1.52)	to	0.54
TA JPMorgan Tactical Allocation	(0.03)	to	0.20
AllianceBernstein Balanced Wealth Strategy	(8.76)	to	(3.73)
Franklin Templeton VIP Founding Funds Allocation	(10.32)	to	(2.30)
Fidelity VIP Contrafund®	(11.37)	to	(2.82)
Fidelity VIP Equity-Income	(8.54)	to	0.67
Fidelity VIP Growth	(10.25)	to	(0.10)
Fidelity VIP Mid Cap	(16.78)	to	(10.88)
Fidelity VIP Value Strategies	(17.30)	to	(9.08)
Vanguard - Equity Index	(6.93)	to	1.63
Vanguard - International	(21.32)	to	(13.79)
Vanguard - Mid-Cap Index	(12.17)	to	(2.33)
Vanguard - REIT Index	(4.43)	to	8.12
Vanguard - Short-Term Investment Grade	(0.10)	to	1.71
Vanguard - Total Bond Market Index	5.27	to	7.33
American Funds - Asset Allocation	(6.11)	to	0.49
American Funds - Bond	3.62	to	5.26
American Funds - Growth & Income	(8.96)	to	(2.61)
American Funds - Growth	(12.63)	to	(5.04)
American Funds - International	(21.86)	to	(14.65)
GE Investments Total Return	(8.86)	to	(3.77)

Subaccount	2010 Total Return Range
TA Multi-Managed Balanced	13.57%	to	23.75%
TA AllianceBernstein Dynamic Allocation	5.01	to	8.96
TA PIMCO Total Return	5.56	to	6.87
TA AEGON U.S. Government Securities	2.89	to	4.09
Fidelity VIP Contrafund®	16.29	to	16.87
Fidelity VIP Equity-Income	14.24	to	14.80
Fidelity VIP Growth	23.19	to	23.80
Fidelity VIP Mid Cap	27.81	to	28.45
Fidelity VIP Value Strategies	25.63	to	26.25

73

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

5. Administrative and Mortality and Expense Risk Charges

TLIC deducts a daily administrative charge equal to an annual rate of .15% of the contract owner’s account for administrative expenses. TLIC also deducts an annual charge, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from .15% to 1.15% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following funds are assessed a daily charge for fund facilitation fees:

Subaccount	Facilitation Fee Assessed
TA BlackRock Global Allocation	0.10%
AllianceBernstein Balanced Wealth Strategy	0.20%
Franklin Templeton Founding Funds Allocation	0.15%
Fidelity VIP Contrafund®	0.20	% *
Fidelity VIP Equity-Income	0.20	% *
Fidelity VIP Growth	0.20	% *
Fidelity VIP Mid Cap	0.20	% *
Fidelity VIP Value Strategies	0.20	% *
Vanguard - Equity Index	0.20	% *
Vanguard - International	0.20	% *
Vanguard - Mid-Cap Index	0.20	% *
Vanguard - REIT Index	0.20	% *
Vanguard - Short-Term Investment Grade	0.20	% *
Vanguard - Total Bond Market Index	0.20	% *
American Funds – Asset Allocation	0.30%
American Funds – Bond	0.30%
American Funds – Growth	0.30%
American Funds – Growth & Income	0.30%
American Funds – International	0.30%
GE Investments Total Return	0.20%

*	Applicable to subaccounts purchased May 1, 2011 and after.

74

Transamerica Life Insurance Company

Separate Account VA X

Notes to Financial Statements

December 31, 2011

6. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

75